Registration Nos. 333-17217 and 811-07953

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 20, 2018

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 138	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 140	☒

(Check appropriate box or boxes)

EQ ADVISORS TRUST

(formerly 787 Trust)

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (212) 554-1234

William MacGregor, Esq.

Executive Vice President and Secretary

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and address of agent for service)

Please send copies of all communications to:

Mark C. Amorosi, Esq.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

Title of Securities Being Registered: Class IB and Class K Shares of Beneficial Interest

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on December 29, 2018 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

if appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQ ADVISORS TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Part A –Prospectus for 1290 VT Moderate Growth Allocation Portfolio and Combined Prospectus for the following Portfolios: EQ/American Century Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, and EQ/Legg Mason Growth Allocation Portfolio (collectively, the “Portfolios”).

Part B – Combined Statement of Additional Information for the Portfolios

Part C – Other Information

Signature Page

Exhibits

EQ Advisors TrustSM

Prospectus dated December 31, 2018

This Prospectus describes one (1) Portfolio* offered by EQ Advisors Trust (the “Trust”) and the Class IB and Class K shares offered by the Trust on behalf of the Portfolio. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

1290 VT Moderate Growth Allocation Portfolio

*	This Portfolio may be available as an investment in your variable life or annuity product. Please consult your product prospectus to see if the Portfolio is available under your contract.

The Securities and Exchange Commission and the Commodities Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(609116)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

1. About the investment portfolio

1290 VT Moderate Growth Allocation Portfolio – Class IB and K Shares

Investment Objective: Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
1290 VT Moderate Growth Allocation Portfolio	Class IB Shares	Class K Shares
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	1.41%	1.41%
Acquired Fund Fees and Expenses*	0.10%	0.10%
Total Annual Portfolio Operating Expenses	2.46%	2.21%
Fee Waiver and/or Expense Reimbursement†	–1.36%	–1.36%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	0.85%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.10% for Class IB shares and 0.85% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years
Class IB Shares	$112	$636
Class K Shares	$87	$560

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. The Portfolio had not commenced operations prior to the date of this Prospectus and, therefore, its portfolio turnover rate as of the most recent fiscal year end is not available.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing primarily in exchange-traded securities of other investment companies or investment vehicles (“Underlying ETFs”) and/or futures contracts that provide exposure to equity and fixed income markets. The Portfolio’s current target allocation for long-term investments is approximately 60% of its assets in equity investments and approximately 40% of its assets in fixed income investments, through investments in Underlying ETFs and/or futures contracts. The Portfolio may from time to time make tactical increases or decreases beyond these target allocations based on momentum factors to determine the relative attractiveness of equity and fixed income asset classes. This means at any time the Portfolio’s asset mix may differ from the target allocations. Momentum is the tendency of investments to exhibit persistence in their performance. When momentum deteriorates, the Adviser may reduce the Portfolio’s exposure to a particular asset class.

The Adviser targets an equity allocation of approximately 60% of its assets in Underlying ETFs and/or futures contracts that provide exposure to U.S. large, mid and small cap stocks and foreign developed markets securities. The Portfolio’s current target is to invest approximately the following percentages of its assets in Underlying ETFs and/or futures contracts that provide exposure to the following equity asset categories: U.S. Large Cap (35%), U.S. Mid Cap (5%), U.S. Small Cap (2%), and International Developed (18%). The allocations among the equity asset categories may be changed by the Adviser without notice or shareholder approval. The Adviser will periodically rebalance the Portfolio’s allocations among the equity asset categories to maintain

EQ Advisors Trust	About the investment portfolio	3

the desired exposure to each asset category. The Underlying ETFs in which the Portfolio invests may be invested in securities denominated in any currency.

The Adviser targets a fixed income allocation of approximately 40% of its assets in Underlying ETFs that invest in corporate debt securities and U.S. interest rate futures contracts, to create a fixed income allocation with a risk and return profile similar to that of the Markit iBoxx® USD Liquid Investment Grade Index, which is an unmanaged index consisting of liquid, U.S. dollar-denominated, investment-grade (as determined by Markit Indices Limited, the index provider) corporate bonds. As of the date of this Prospectus, the bonds eligible for inclusion in the Index have at least three years to maturity (or at least three years and six months to maturity for new Index constituents). An Underlying ETF’s investments may include fixed coupon bonds, step-up bonds, bonds with sinking funds, medium term notes, callable and putable bonds, and 144A bonds.

The Adviser selects the Underlying ETFs in which to invest the Portfolio’s assets. The Underlying ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an Underlying ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based Underlying ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based Underlying ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. Underlying ETFs also may be actively managed.

In selecting Underlying ETFs, the Adviser will utilize a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of asset class and asset category target allocations, where an Underlying ETF could be assigned to more than one asset category, the Adviser may, in its discretion, assign an Underlying ETF to one or more asset categories. For purposes of complying with the Portfolio’s investment policies, the Adviser will identify Underlying ETFs in which to invest by reference to such Underlying ETFs’ investment policies at the time of investment. An Underlying ETF that changes its investment policies subsequent to the time of the Portfolio’s investment may continue to be considered an appropriate investment for purposes of the policy. The Adviser may add new Underlying ETFs or replace or eliminate existing Underlying ETFs without notice or shareholder approval. The Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying ETF believed to offer superior investment opportunities.

The Adviser also employs a volatility management strategy that seeks to manage the volatility level of the Portfolio’s returns. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in the Portfolio’s returns. To implement this volatility management strategy, the Adviser will monitor realized volatility of the Portfolio’s returns, placing a greater weight on recent historic data. During periods of heightened realized volatility, the Adviser will attempt to lower volatility by selling Underlying ETFs, by closing existing long exchange-traded equity index futures contracts or by investing up to 100% of its target allocation to that category in cash or cash equivalents. During periods of heightened realized volatility, the Portfolio may deviate significantly from its target asset allocation. During such times, the Portfolio’s allocation to equity investments may decrease to 0% and its allocation to fixed income investments and cash instruments may increase to 100%. In addition, over time the use of a volatility management strategy could result in the Portfolio’s having average exposure to equity investments that is lower than its target allocation. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including during periods when market values are increasing, but market volatility is high. In addition, these actions may expose the Portfolio to costs to which it would otherwise not have been exposed, and if unsuccessful may result in substantial losses. Under normal market conditions, the Portfolio seeks to maintain, over an extended period of years, an average annualized volatility in the Portfolio’s daily equity returns of not more than 20%. The magnitude of the changes (or volatility) in the Portfolio’s daily equity returns is measured by standard deviation. The Adviser may determine, in its sole discretion, not to implement the volatility management strategy or to allocate the Portfolio’s assets in a manner different than the target allocations described above for various reasons including, but not limited to, if the volatility management strategy would result in de minimis trades or result in excess trading due to expected flows into or out of the Portfolio, or in connection with market events and conditions and other circumstances as determined by the Adviser. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

In pursuing its investment objectives, the Portfolio may also invest in derivatives for the efficient management of the Portfolio (including to enhance returns), to implement the volatility management strategy, or for the hedging of certain market risks. It is anticipated that the Portfolio’s derivative instruments will consist of long and short positions on exchange-traded equity and fixed income futures contracts. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes.

4	About the investment portfolio	EQ Advisors Trust

From time to time or potentially for extended periods of time in periods of continued market distress, the Portfolio may maintain a considerable percentage of its total assets in cash and cash equivalent instruments, including money market funds, as margin or collateral for the Portfolio’s obligations under derivative transactions, to implement the volatility management strategy, and for other portfolio management purposes. The larger the value of the Portfolio’s derivative positions, as opposed to positions held in non-derivative instruments, the more the Portfolio will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Portfolio may engage in active and frequent trading of portfolio securities in pursuing its principal investment strategies.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. The Portfolio is also subject to the risks associated with the Underlying ETFs’ investments; please see the prospectuses and statements of additional information for the Underlying ETFs for additional information about these risks. In this section, the term “Portfolio” may include the Portfolio, an Underlying ETF, or both.

The following risks are described in alphabetical order and not in order of importance or potential exposure.

Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation decisions made may not produce the desired results.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Credit Risk: The Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counter-party to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Portfolio could lose more than the principal amount invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental

EQ Advisors Trust	About the investment portfolio	5

conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Portfolio to carry out transactions. If the Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than those involving domestic transactions.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. As of the date of this Prospectus, interest rates are low relative to historic levels and are below zero in parts of the world. The Portfolio is subject to a greater risk of rising interest rates due to these market conditions. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. The Portfolio considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or Baa or higher by Moody’s Investors Service, Inc., or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. For example, the Portfolio may take on leveraging risk when it engages in derivatives transactions, (such as futures or options investments) invests collateral from securities loans or borrows money. The Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of the Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, the Portfolio may experience losses. In a market where the value of the Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

6	About the investment portfolio	EQ Advisors Trust

Liquidity Risk: The Portfolio is subject to the risk that certain investments may be difficult or impossible for the Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure. The Portfolio may be required to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio. The Portfolio also may not receive its proceeds from the sale of certain securities for an extended period of time. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market-participants are increasingly reliant upon information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: The Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Portfolio is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Risks Related to Investments in Underlying ETFs: The Portfolio’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also

EQ Advisors Trust	About the investment portfolio	7

will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Risk/Return Bar Chart and Table

Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, research and monitoring of the Portfolio’s investments are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP® , CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	December 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	December 2018
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	December 2018
Miao Hu, CFA®, CAIA	Assistant Portfolio Manager of FMG LLC	December 2018
Kevin McCarthy	Assistant Portfolio Manager of FMG LLC	December 2018

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

8	About the investment portfolio	EQ Advisors Trust

2. More information on fees and expenses

Management Fees

The Portfolio pays a fee to the Adviser for management services. The following table shows the current contractual rate of the management fee (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolio, which has not operated for a full fiscal year.

Portfolio	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
1290 VT Moderate Growth Allocation Portfolio	0.700%	0.650%	0.625%	0.600%	0.575%

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with respect to the Portfolio will be available in the Trust’s Semi-Annual Report to Shareholders for the period ending June 30, 2019.

Administrative Fees

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program.

For administrative services, in addition to the management fee, the Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. The table below shows the Portfolio’s asset-based administration fee rates based on aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are offered in other prospectuses:

0.140% of the first $60 billion;
0.110% of the next $20 billion;
0.0875% of the next $20 billion; and
0.0800% thereafter

Expense Limitation Agreement

In the interest of limiting through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of the Portfolio, the Adviser has entered into an expense limitation agreement with the Trust with respect to the Portfolio (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:

Expense Limitation Provisions

	Total Expenses Limited to (% of average daily net assets)
Portfolio	Class IB Shares	Class K Shares
1290 VT Moderate Growth Allocation Portfolio	1.10%	0.85%

The Adviser may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the combination of the Portfolio’s expense ratio and such reimbursements does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses. The Adviser’s selection of Underlying ETFs may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

Payments or waivers will increase returns and yield, and reimbursement of payments or waivers will decrease returns and yield.

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3. More information on strategies and risks

Strategies

Changes in Investment Objectives and Investment Strategies

As described in this Prospectus, the Portfolio has its own investment objective, policies and strategies. There is no assurance that the Portfolio will achieve its investment objective. The investment objective of the Portfolio may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of the Portfolio are not fundamental policies and may be changed without a shareholder vote. In addition, to the extent the Portfolio is new or is undergoing a transition (such as a rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

Asset Allocation Strategies

As described in this Prospectus, by adjusting investment exposure among the various asset classes in the Portfolio, the Adviser will attempt to reduce overall portfolio volatility and mitigate the effects of extreme market environments, without sacrificing long-term returns. The Portfolio may gain or adjust exposure to each asset class either through transactions in Underlying ETFs or through other instruments, including derivatives.

Underlying ETFs

The Portfolio invests primarily in securities issued by the Underlying ETFs. Accordingly, the Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance. In general, the Underlying ETFs are designed to provide investment results corresponding to an index of securities. The Portfolio may also invest in actively managed Underlying ETFs. The Underlying ETFs may trade at relatively modest discounts and premiums to their net asset values. However, some Underlying ETFs may have a limited operating history, and information may be lacking regarding the actual performance and trading liquidity of these Underlying ETFs for extended periods or over complete market cycles. In addition, there is no assurance that the listing requirements of the various exchanges on which the Underlying ETFs trade will be met to continue listing on that exchange. If substantial market or other disruptions affecting the Underlying ETFs occur in the future, the liquidity and value of the assets of the Portfolio, and thus the value of the Portfolio’s shares, also could be substantially and adversely affected.

Generally, the Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolio) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Portfolio may rely on these exemptive orders in investing in ETFs.

The table below lists the Underlying ETFs in which the Portfolio currently may invest. The list of Underlying ETFs may change from time to time at the discretion of the Adviser without notice or shareholder approval. The Portfolio will not necessarily invest in every Underlying ETF at one time. Additional information regarding the Underlying ETFs is included in their current prospectuses.

US Large Cap

iShares® Core S&P 500 ETF

Vanguard 500 Index Fund ETF

Vanguard Large-Cap Index Fund ETF

US Mid Cap

iShares® Core S&P Mid-Cap ETF

Vanguard Mid-Cap Index Fund ETF

US Small Cap

iShares® Core S&P Small-Cap ETF

iShares® Russell 2000 ETF

Vanguard Small-Cap Index Fund ETF

International Developed

iShares® MSCI EAFE ETF

iShares® Core MSCI EAFE ETF

SPDR® Portfolio Developed World ex-US ETF

Investment Grade

iShares® iBoxx $ Investment Grade Corporate Bond ETF

Additional Information about the Investment Strategies

The following provides additional information regarding the principal investment strategies discussed in the “About the Investment Portfolio — Investments, Risks, and Performance — Principal Investment Strategy” section for the Portfolio, and additional investment strategies that the Portfolio may employ in pursuing its investment objective. The Portfolio also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolio’s Statement of Additional Information (“SAI”).

Cash and Short-Term Investments. The Portfolio may hold cash or invest in short-term paper and other short-term investments as deemed appropriate by the investment manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

The Portfolio may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in

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money market funds, including money market funds managed by the Adviser. To the extent the Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed in “Additional Information about the Investment Strategies — Securities of Other Investment Companies.”

Generally, these securities offer less potential for gains than other types of securities.

Currency. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. Forward foreign currency exchange contracts (“forward contract”) are a type of derivative that may be utilized by the Portfolio. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives. The Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms, a derivative instrument is an investment contract, the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of the Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps (including interest rate swaps, total return swaps, currency swaps, credit default swaps and contracts for difference) and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which the Portfolio may invest. A Portfolio that engages in derivatives transactions may maintain a significant percentage of its assets in cash, cash equivalent instruments or other liquid assets, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Equity Securities. The Portfolio may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.

Exchange-Traded Funds (“ETFs”). The Portfolio may invest in ETFs. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. ETFs also may be actively managed. By investing in a Portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses.

Generally, the Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Portfolio may rely on these exemptive orders in investing in ETFs.

Fixed Income Securities. The Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities. The Portfolio may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the

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U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures. The Portfolio may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolio will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded.

Illiquid Securities. The Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Initial Public Offerings (“IPOs”). The Portfolio may participate in the IPO market, and a significant portion of the Portfolio’s returns may be attributable to its investment in IPOs, which have a magnified impact on portfolios with small asset bases. An IPO is generally the first sale of stock by a company to the public. Companies offering an IPO are sometimes new, young companies or sometimes companies which have been around for many years but are deciding to go public. Prior to an IPO, there is generally no public market for an issuer’s common stock and there can be no assurance that an active trading market will develop or be sustained following the IPO. Therefore, the market price for the securities may be subject to significant fluctuations and the Portfolio may be affected by such fluctuations.

Insured Bank Obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Portfolio may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, the Portfolio will treat such obligations as subject to the limit for illiquid investments for each Portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Grade Securities. The Portfolio may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the Adviser to be of comparable quality. Securities with lower investment grade ratings, while normally exhibiting adequate protection parameters, may possess certain speculative characteristics as well. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Large-Cap Companies. The Portfolio may invest in the securities of large-cap companies. These companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes.

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Mid-Cap, Small-Cap and Micro-Cap Companies. The Portfolio may invest in the securities of mid-, small- and micro-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management group. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Options. The Portfolio may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs tracking certain securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of purchasing or writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, the Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

Portfolio Turnover. The Portfolio does not restrict the frequency of trading to limit expenses. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Preferred Stocks. The Portfolio may invest in preferred stock. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

Securities of Other Investment Companies. The Portfolio may invest in the securities of other investment companies, including ETFs, to the extent permitted by applicable law. Generally, the Portfolio’s investments in other investment companies are subject to statutory limitations in the 1940 Act, which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolio may rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds (such as the Portfolio) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies indirectly bears the fees and expenses of those investment companies.

Short Sales. The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because the Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Swaps. The Portfolio may engage in swap transactions. Swap contracts are derivatives in the form of a contract or other similar instrument that is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, total return on equity securities, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).

Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions, the Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment objective.

U.S. Government Securities. The Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

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Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of the Portfolio’s shares may be affected by the Portfolio’s investment objective, principal investment strategies and particular risk factors. The Portfolio follows a distinct set of Investment strategies. Some of the risks of investing in the Portfolio are discussed below, including the principal risks of the Portfolio as discussed in “About the Investment Portfolio — Investments, Risks, and Performance — Principal Risks.” However, other factors may also affect the Portfolio’s investment results. There is no guarantee that the Portfolio will achieve its investment objective or that it will not lose value.

To the extent the Portfolio invests in Underlying ETFs that invest primarily in certain types of securities or other instruments (such as equity securities and other equity instruments, fixed income securities and other fixed income instruments, or foreign securities), the performance of the Portfolio will be subject to the risks of investing in such securities or other instruments. The Underlying ETFs have principal investment strategies that come with inherent risks. Certain Underlying ETFs may emphasize different market sectors. Some of the risks, including principal risks of investing in the Underlying ETFs, are discussed below. More information about the Underlying ETFs is available in their respective prospectuses. Because the Portfolio invests in Underlying ETFs, the return on your investment will be based on the risks and rewards of the Underlying ETFs’ investments. In this section, the term “Portfolio” may include the Portfolio, an Underlying ETF, or both.

General Investment Risks: The Portfolio is subject to the following risks:

Asset Class Risk: The Portfolio is subject to the risk that the returns from the asset classes, or types of securities in which the Portfolio invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

Cybersecurity and Operational Risk: The Portfolio, its service providers, and third-party fund distribution platforms, and your ability to transact with the Portfolio, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Portfolio or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on the Portfolio and its shareholders.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Portfolio or its shareholders. The Adviser, through its monitoring and oversight of Portfolio service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Adviser, Portfolio service providers, or third-party fund distribution platforms to identify all of the cybersecurity or other operational risks that may affect the Portfolio or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Portfolio invests are heavily dependent on computers for data storage and operations and require ready access to the internet to conduct their businesses. Thus, cybersecurity incidents could also affect issuers of securities in which the Portfolio invests, leading to significant loss of value.

Insurance Fund Risk: The Portfolio is available through Contracts offered by insurance company affiliates of the Adviser, and the Portfolio may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in the Portfolio are insufficient to fund those benefits and guarantees, the Adviser’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Adviser is subject to conflicts of interest in connection with providing advice to, or developing strategies and models used to manage, the Portfolio. The performance of the Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolio may be influenced by these factors. For example, the Portfolio or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolio as an investment option in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company affiliates may be material. The performance of the Portfolio

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also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Adviser seeks to implement the Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Issuer-Specific Risk: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as litigation or natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large Shareholder Risk: A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by affiliates of the Adviser. These inflows and outflows may be frequent and could negatively affect the Portfolio’s net asset value and performance and could cause the Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for the Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect the Portfolio’s ability to meet shareholder redemption requests or could limit the Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its affiliates also may be subject to conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase the Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause the Portfolio’s actual expenses to increase, or could result in the Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors which affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. A new Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long-term and the Portfolio may not be successful in implementing its respective investment strategies. Portfolio performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the Portfolio is fully invested. In addition, investment positions may have a disproportionate impact (negative or positive) on performance in new Portfolios. There can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

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Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by the investment manager(s) and their securities selections fail to produce the intended results.

Recent Market Conditions Risk: The financial crisis that began in 2008 was followed in many Western countries by a long period of growth that was slower than the historical average, the disappearance of some traditional industries and jobs, and an uneven distribution of economic opportunities. This in turn has spurred some countries, including the U.S., to adopt or consider adopting more protectionist trade policies, to adopt more business-friendly regulatory regimes, and to enact a reduced corporate income tax rate (as the U.S. recently did) or to consider reducing corporate income tax rates. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal income taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Changes in market conditions will not have the same impact on all types of securities.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. The Federal Reserve has begun to raise interest rates which, if it continues, may heighten interest rate risk and redemption risk, among other risks, for the Portfolio. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. On March 29, 2017, Prime Minister Theresa May provided the European Council formal notification of the United Kingdom’s intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon. This formal notification begins a two-year period of negotiations about the terms of the United Kingdom’s exit from the EU. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.

Some countries where economic conditions are still recovering from the 2008 crisis are perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.

Regulatory changes adopted in response to the 2008 crisis have caused some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. Reduced access to borrowing may negatively affect many issuers worldwide.

Because the impact of these events on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Unexpected political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Regulatory Risk: The Portfolio is subject to regulation by the Securities and Exchange Commission (“SEC”), and to a variety of laws and regulations which govern its operations. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws or regulations may materially

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impact the Portfolio, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of the Portfolio to achieve its investment objective, or may impact the Portfolio’s investment policies or strategies, or may reduce the attractiveness of an investment. The Portfolio also may incur additional costs to comply with any new requirements as well as to monitor for compliance with any new requirements going forward.

Risk Management: The Adviser undertakes certain analyses with the intention of identifying particular types of risks and reducing the Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Portfolio’s exposure to such events; at best, it can only reduce the possibility that the Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to the Portfolio’s investment program. While the prospectus describes material risk factors associated with the Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Adviser will identify all of the risks that might affect the Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Portfolio’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Valuation Risk: The price at which the Portfolio sells any particular investment may differ from the Portfolio’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Portfolio to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Investors who purchase or redeem Portfolio shares on days when the Portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Portfolio had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before the Portfolio determines its net asset value. A Portfolio’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

As indicated in “About the Investment Portfolio — Investments, Risks, and Performance — Principal Risks,” the Portfolio may be subject to the following as principal risks. In addition, to the extent the Portfolio invests in a particular type of investment, it will be subject to the risks of such investment as described below:

Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation decisions made may not produce the desired results.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect a Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations, and costs, such as any fees imposed for large cash balances.

Concentration Risk: If an Underlying ETF concentrates, or invests a higher percentage of its assets, in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, that Underlying ETF may be adversely affected by the performance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Counterparty Risk: The Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.

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Credit Risk: The Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings also may be influenced by conflicts of interest. Credit ratings represent a rating agency’s opinion regarding the quality of a security and are not a guaranty of quality. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. When a fixed income security is not rated, an investment manager may have to assess the risk of the security itself. In addition, proposed legislation and regulations to reform rating agencies could adversely impact a Portfolio’s investments or investment process.

Derivatives Risk: A derivative instrument is an investment contract, the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from, and in some respects greater than, those associated with traditional securities and may involve increased transaction costs. The successful use of derivatives will usually depend on the Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Adviser does not predict correctly the direction of asset prices, interest rates and other economic factors, the Portfolio’s derivatives position could lose value. The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Portfolio could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. The use of derivatives may increase the volatility of the Portfolio’s net asset value. Derivatives may be leveraged such that a small investment can have a significant impact on the Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives, and the resulting inability of the Portfolio to sell or otherwise close out a derivatives position, could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Assets segregated to cover these transactions may decline in value, may become illiquid, and are not available to meet redemptions. The need to segregate assets could limit the Portfolio’s ability to pursue other opportunities as they arise. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The Portfolio also could suffer unlimited losses related to its derivatives positions as a result of unanticipated market movements if, for example, the position is on the short (sell) side of a futures transaction or the Portfolio is acting as the grantor of an option. The Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, derivatives traded over-the-counter that are uncleared do not benefit from the protections provided by exchanges and central counterparties (derivatives clearing organizations and clearing corporations) in the event that a counterparty is unable to fulfill its contractual obligation. Such uncleared over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives that are cleared by a central counterparty. When a derivative is used as a hedge against a position that the Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that the Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that the Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial.

The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Portfolio realizes from its investments. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. The federal income tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. There have been numerous recent legislative and regulatory initiatives to implement a new

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regulatory framework for the derivatives markets. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.” In particular, the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by the Portfolio more costly, and may otherwise adversely impact the performance and value of derivatives. Under the Dodd-Frank Act, the Portfolio also may be subject to additional recordkeeping and reporting requirements. Other future regulatory developments may also impact the Portfolio’s ability to invest, or remain invested, in certain derivatives. For example, future regulations may require the Portfolio to comply with specific exposure or position limitations and may impose additional requirements on the assets used to cover the Portfolio’s derivatives transactions. The Adviser may also make trading decisions for other portfolios and clients that may restrict the amount of trading it may engage in on behalf of the Portfolio. Legislation or regulation may also change the way in which the Portfolio itself is regulated. There can be no assurance that any new governmental regulation will not adversely affect the Portfolio’s ability to achieve its investment objective.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Equity securities generally have greater price volatility than fixed-income securities.

Financial Services Sector Risk: To the extent the Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of the Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investments in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. The Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. Responses to

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financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In June 2016, the United Kingdom (the “UK”) voted to withdraw from the EU, commonly referred to as “Brexit.” The impact of Brexit is so far uncertain. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU (or the possibility of such withdrawals) could cause additional market disruption globally.

Geographic Concentration Risk: A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

International Fair Value Pricing Risk: A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board of Trustees believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a Portfolio’s investment strategy (e.g., reducing the volatility of the Portfolio’s share price) or achieve its investment objective.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Portfolio to carry out transactions. If the Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than those involving domestic transactions.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;

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(c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Industrials Sector Risk: The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.

Information Technology Sector Risk: Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Initial Public Offering (“IPO”) Risk: Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. Therefore, the Portfolio may hold IPO shares for a very short period of time. At times, the Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, if, for example, only a small portion of the securities being offered in an IPO are made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities allocated to any one Portfolio may decrease. To the extent the Portfolio with a small asset base invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. The impact of IPOs on such a Portfolio’s performance will likely decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s returns. There is no guarantee that as such a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in profitable IPOs.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in federal tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. However, there can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, or that any such policy will have the desired effect on interest rates.

As of the date of this Prospectus, interest rates in the United States are low relative to historic levels but may rise significantly and rapidly, potentially resulting in losses to the Portfolio. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns. Changing interest rates, including falling rates, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. The Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are

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considered to lack outstanding investment characteristics and may possess certain speculative characteristics.

Investment Style Risk: The Portfolio may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. A Portfolio using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Portfolio also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Portfolio using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, the Portfolio may take on leveraging risk when it takes a short position, engages in derivatives transactions, invests collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair the Portfolio’s ability to pursue its objectives.

The Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, the Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

Liquidity Risk: The Portfolio is subject to the risk that certain investments may be difficult or impossible for the Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may require the Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations and may result in a loss or may be costly to the Portfolio. Judgment plays a greater role in valuing illiquid investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Portfolio is carrying them. The Portfolio also may not receive its proceeds from the sale of certain securities for an extended period of time. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets. There has generally been less liquidity in the markets worldwide since the financial crisis that began several years ago.

Mid-Cap, Small-Cap and Micro-Cap Company Risk: A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities

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of larger, more established companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small-and micro-cap company securities tend to rise and fall in value more frequently than the prices of securities of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their securities could decline significantly. In general, these risks are greater for small-and micro-cap companies than for mid-cap companies. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Extensive changes to the rules that govern money market funds became effective in October 2016. These changes affect the manner in which money market funds are structured and operated and may impact a money market fund’s expenses, returns and liquidity. The full impact of the changes may not be known for some time.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities. Preferred stock also may be less liquid than common stock. To the extent that the Portfolio invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Portfolio’s investments to decline.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the principal on securities held by the Portfolio may be paid off by the issuer more quickly than originally anticipated, and the Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Extension risk is the risk that the principal on securities held by the Portfolio may be paid off by the issuer more slowly than originally anticipated. Rising interest rates generally result in slower payoffs, which effectively increase the duration of certain debt securities, heighten interest rate risk, and increase the magnitude of any resulting price declines.

Privately Placed and Other Restricted Securities Risk: Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to the Portfolio. The SEC has adopted Rule 144A, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by the Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio’s illiquidity. The Adviser may determine that certain securities qualified for trading under Rule 144A are liquid. Where registration of a security is required, the Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Portfolio desires to sell (and therefore decides to seek registration of) the security, and the time the Portfolio may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which the Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing a Portfolio’s net asset value.

Quantitative Investing Risk: A portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be

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predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Data for some companies, particularly for non-U.S. companies, may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. The Portfolio’s securities selection can be adversely affected if it relies on erroneous or outdated data or flawed models or computer systems. As a result, the Portfolio may have a lower return than if the Portfolio were managed using a fundamental analysis or an index based strategy that did not incorporate quantitative analysis.

Redemption Risk: The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Repurchase Agreements Risk: Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. The Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Risks Related to Investments in Underlying ETFs: A Portfolio that invests in Underlying ETFs will indirectly bear fees and expenses paid by those Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect a Portfolio’s performance. In addition, the Portfolio’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. In addition, because each Underlying ETF is managed independently, the same security may be held by different Underlying ETFs, or may be acquired for one portfolio at a time when another portfolio deems it appropriate to dispose of the security, resulting in higher indirect expenses without accomplishing any net investment result. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying ETF, which will vary. The Underlying ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an Underlying ETF at a time and price that is unfavorable to the Portfolio.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an Underlying ETF’s performance not to match the performance of its index. An Underlying ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the Underlying ETF could result in a greater decline in net asset value than would be the case if the Underlying ETF held all of the securities in the index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an Underlying ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the Underlying ETF manager may not produce the intended results.

Moreover, there is the risk that an Underlying ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements

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necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the Underlying ETFs could be substantially and adversely affected. In addition, because Underlying ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an Underlying ETF may be different from the net asset value of such ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Sector Risk: To the extent the Portfolio invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect that sector, industry, or sub-sector. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Portfolio’s performance could also be affected if the sector, industry, or sub-sector does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Securities Lending Risk: The Portfolio may lend its portfolio securities to broker-dealers approved by the Board of Trustees to seek income. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks of lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Securities Selection Risk: The securities selected for the Portfolio may not perform as well as other securities that were not selected for the Portfolio. As a result, the Portfolio may underperform the markets, its benchmark index(es) or other funds with the same objective or in the same asset class.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains. Short sales involve greater reliance on an investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent the Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Portfolio may have to buy the securities sold short at an unfavorable price. When the Portfolio is selling stocks short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Portfolio may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Portfolio’s ability to pursue other opportunities as they arise.

Tax Risk: The Portfolio is subject to the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, and commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Portfolio’s taxable income or gains and distributions.

U.S. Government Securities Risk: Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)), are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and repayment of principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance

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can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. Further, any government guarantees on U.S. government securities that the Portfolio owns extend only to the timely payment of interest and repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Portfolio.

Unrated Debt Securities Risk: Unrated debt securities determined by the investment manager to be of comparable quality to rated securities may be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

Volatility Management Risk: The Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Adviser. Volatility is a statistical measure of the magnitude of changes in a portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in a portfolio’s returns. The result of the Portfolio’s volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used. In addition, the Adviser and its insurance company affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as the Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which the Portfolio invests, directly or indirectly, and could have an adverse impact on the Portfolio’s performance. Consistent with its fiduciary duties, the Adviser seeks to implement the Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies.

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4. Information regarding the underlying ETFs

The following is additional information regarding the Underlying ETFs in which the Portfolio currently may invest, including principal investment objectives, principal investment strategies and principal investment risks identified by the Underlying ETFs. If you would like more information about the Underlying ETFs, their Prospectuses and Statements of Additional Information are available by contacting your financial professional. The information below is derived from disclosures contained in each Underlying ETF’s Prospectus. The Adviser makes no representations regarding the accuracy or completeness of this information.

The Adviser may add new Underlying ETFs or replace existing Underlying ETFs without notice or shareholder approval. The Adviser’s selection of Underlying ETFs may have a positive or negative impact on its revenues and/or profits.

Underlying ETFs	Investment Objective	Principal Investment Strategy	Principal Investment Risk
US LARGE CAP
iShares® Core S&P 500 ETF	Seeks to track the investment results of an index composed of large-capitalization U.S. equities.	The Fund employs an indexing investment approach designed to track the performance of the S&P 500® Index (the “Index”), by generally investing at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk.

•  Cyber Security Risk

•  Equity Securities Risk

•  Index-Related Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

Vanguard 500 Index Fund ETF	Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.	The Fund employs an indexing investment approach designed to track the performance of the Standard & Poor‘s 500 Index (the “Index”), a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• Stock Market Risk • Investment Style Risk • ETF Risk

EQ Advisors Trust	Information regarding the underlying ETFs	27

Underlying ETFs	Investment Objective	Principal Investment Strategy	Principal Investment Risk
Vanguard Large-Cap Index Fund ETF	Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.	The Fund employs an indexing investment approach designed to track the performance of the CRSP US Large Cap Index (the “Index”), a broadly diversified index of large U.S. companies representing approximately the top 85% of the U.S. market capitalization. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• Stock Market Risk • Investment Style Risk • ETF Risk
US MID CAP
iShares® Core S&P Mid-Cap ETF	Seeks to track the investment results of an index composed of mid-capitalization U.S. equities.	The Fund employs an indexing investment approach designed to track the performance of the S&P MidCap 400® Index (the “Index”), by generally investing at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

Vanguard Mid-Cap Index Fund ETF	Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	The Fund employs an indexing investment approach designed to track the performance of the CRSP US Mid Cap Index (the “Index”), a broadly diversified index of stocks of mid-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• Stock Market Risk • Investment Style Risk • ETF Risk

28	Information regarding the underlying ETFs	EQ Advisors Trust

Underlying ETFs	Investment Objective	Principal Investment Strategy	Principal Investment Risk
US SMALL CAP
iShares® Core S&P Small-Cap ETF	Seeks to track the investment results of an index composed of small-capitalization U.S. equities.	The Fund employs an indexing investment approach designed to track the performance of the S&P SmallCap 600® Index (the “Index”), by generally investing at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Small-Capitalization Companies Risk

•  Tracking Error Risk

iShares® Russell 2000 ETF	Seeks to track the investment results of an index composed of small-capitalization U.S. equities.	The Fund employs an indexing investment approach designed to track the performance of the Russell 2000® Index (the “Index”), by generally investing at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Healthcare Sector Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Small-Capitalization Companies Risk

•  Tracking Error Risk

EQ Advisors Trust	Information regarding the underlying ETFs	29

Underlying ETFs	Investment Objective	Principal Investment Strategy	Principal Investment Risk
Vanguard Small-Cap Index Fund ETF	Seeks to track the performance of an index, which measures the investment return of small-capitalization stocks.	The Fund employs an indexing investment approach designed to track the performance of the CRSP US Small-Cap Index (the “Index”), a broadly diversified index of stocks of small U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• Stock Market Risk • Investment Style Risk • ETF Risk
INTERNATIONAL DEVELOPED
iShares® MSCI EAFE ETF	Seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada.	The Fund employs an indexing approach to track the performance of the MSCI EAFE Index (the “Index”), by generally investing at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Assets Under Management (AUM) Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in Japan

•  Securities Lending Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

30	Information regarding the underlying ETFs	EQ Advisors Trust

Underlying ETFs	Investment Objective	Principal Investment Strategy	Principal Investment Risk
iShares® Core MSCI EAFE ETF	Seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada.	The Fund employs an indexing approach to track the performance of the MSCI EAFE IMI Index (the “Index”), by generally investing at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The Fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Assets Under Management (AUM) Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in Japan

•  Securities Lending Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

SPDR® Portfolio Developed World ex-US ETF	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the developed world (ex-US) equity markets.	In seeking to track the performance of the S&P Developed Ex-U.S. BMI Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in depositary receipts based on securities comprising the Index. In addition, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds.

•  Currency Risk

•  Depositary Receipts Risk

•  Equity Investing Risk

•  Financial Sector Risk

•  Geographic Focus Risk

•  Indexing Strategy/Index Tracking Risk

•  Market Risk

•  Non-Diversification Risk

•  Non-U.S. Securities Risk

•  Unconstrained Sector Risk

EQ Advisors Trust	Information regarding the underlying ETFs	31

Underlying ETFs	Investment Objective	Principal Investment Strategy	Principal Investment Risk
INVESTMENT GRADE
iShares® iBoxx $ Investment Grade Corporate Bond ETF	Seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds.	The Fund employs an indexing approach designed to track the performance of the Markit iBoxx® USD Liquid Investment Grade Index (the “Index”), by generally investing at least 90% of its assets in securities of the Index and at least 95% of its assets in investment-grade corporate bonds. The Fund may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents as well as bonds not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Call Risk

•  Concentration Risk

•  Credit Risk

•  Cyber Security Risk

•  Extension Risk

•  Financials Sector Risk

•  Geographic Risk

•  Income Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Interest Rate Risk

•  Issuer Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Tracking Error Risk

32	Information regarding the underlying ETFs	EQ Advisors Trust

5. Management of the Trust

This section gives you information on the Trust and the Adviser for the Portfolio.

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolio. The Trust issues shares of beneficial interest that are currently divided among one hundred and nine (109) Portfolios, sixty-one (61) of which are authorized to issue Class IA, Class IB and Class K shares, and forty-eight (48) of which are authorized to issue Class IB and Class K shares. This Prospectus describes the Class IB and Class K shares of the Portfolio. The Portfolio has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.

The Trust’s Board of Trustees oversees generally the operations of the Portfolio. The Trust enters into contractual arrangements with various parties, including among others, the Adviser, custodian, and accountants, who provide services to the Portfolio. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Portfolio that you should consider in determining whether to purchase Portfolio shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the Trust or the Portfolio and any shareholder, or to create any right in any shareholder or other person other than any rights under federal or state law that may not be waived.

The Adviser

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, is the Adviser to the Portfolio. FMG LLC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended. FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to the Portfolio offered by this Prospectus. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is a wholly-owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC serves as the investment adviser to mutual funds and other pooled investment vehicles, and had approximately $110.5 billion in assets under management as of December 31, 2017.

The Adviser provides or oversees the provision of all investment advisory, portfolio management and administrative services to the Portfolio. The Adviser has supervisory responsibility for the management and investment of the Portfolio’s assets and develops the investment objectives and investment policies for the Portfolio. The Adviser also has full discretion to make all determinations with respect to the investment of the Portfolio’s assets.

In addition to its managerial responsibilities, the Adviser is responsible for determining the target asset allocation for the Portfolio and the selection of Underlying ETFs in which the Portfolio invests. The Adviser will make these determinations and engage in periodic rebalancing of the Portfolio’s investments.

A committee of FMG LLC investment personnel is primarily responsible for the day-to-day management of the Portfolio.

Kenneth T. Kozlowski, CFP®, ChFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of the Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the ETF Allocated Portions since May 25, 2007. Mr. Kozlowski served as Chief Financial Officer and Treasurer of the Trust from 2002 to 2007.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.

Xavier Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and as Director of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC.

Miao Hu, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2016. She has served as a Director of Portfolio Analytics of FMG LLC since December 2014. She joined AXA Equitable as a Lead Manager in November 2013. Prior to joining FMG LLC, she was an Associate Content Manager at Factset from January 2012 to November 2013.

EQ Advisors Trust	Management of the Trust	33

Kevin McCarthy has served as an Assistant Portfolio Manager of FMG LLC and a Director of AXA Equitable since December 2018. He served as a Lead Manager of AXA Equitable from August 2015 to November 2018. He is manager of the asset allocation strategy for AXA Equitable’s funds of funds. Prior to joining AXA Equitable, he was a Senior Quantitative Analyst at Aviva Investors from October 2013 to August 2015.

Information about each portfolio manager’s compensation, other accounts he or she manages, and his or her ownership of securities of the Portfolio is available in the Portfolio’s SAI.

The Adviser provides day-to-day management of the Portfolio. The Adviser has the ability to hire investment sub-advisers (“Sub-Advisers”) to provide research, stock selection, and trading services for the Portfolio, although the Portfolio does not currently have Sub-Advisers. The Adviser is responsible for overseeing such Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the SEC to hire, terminate and replace Sub-Advisers and to amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. In addition, the Adviser has the ability to allocate the Portfolio’s assets to additional Sub-Advisers subject to the approval of the Board of Trustees. If a Sub-Adviser is retained for the Portfolio, shareholders would receive notice of such action. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser (as that term is defined in the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the Portfolio’s shareholders.

AXA formerly owned all of the outstanding shares of common stock of AEH. On May 14, 2018, AXA sold approximately 24.5% of the outstanding shares of AEH via an initial public offering (“IPO”) on the New York Stock Exchange. Contemporaneously with the IPO, AXA sold mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021, and exchangeable into up to approximately 7% of the outstanding shares of common stock of AEH. AXA retains ownership of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

AXA anticipates selling all of its remaining interest in AEH — and, indirectly, the Adviser — through a series of sales of AEH’s common stock (the “Sell-Down Plan”) over time. On November 20, 2018, as part of the Sell-Down Plan, AXA announced the completion of a secondary offering of 60 million shares of common stock of AEH and the sale to AEH of 30 million shares of AEH. Following this sale and share buyback, and upon exchange of the MxB Notes, AXA would continue to own approximately 59% of the shares of common stock of AEH. It is possible that AXA’s further divestment of AEH may take place by means of a sale to a single buyer or group of buyers.

Prior to the Portfolio’s commencement of operations, the Board and the Portfolio’s initial sole shareholder approved the investment advisory agreement between the Adviser and the Trust with respect to the Portfolio. It is anticipated that one or more of the transactions contemplated as part of the Sell-Down Plan would result in the automatic termination of this agreement. To ensure that the Adviser may continue to provide investment advisory services to the Portfolio without interruption, the Board also approved a new investment advisory agreement for the Portfolio in connection with the Sell-Down Plan. The terms of the investment advisory agreement approved in connection with the Sell-Down Plan are materially identical to the Portfolio’s current agreement. In addition, the Portfolio’s initial sole shareholder approved a new investment advisory agreement prompted by the Sell-Down Plan, as well as any future investment advisory agreements prompted by the Sell-Down Plan that are approved by the Board and whose terms are not materially different from the current agreement. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even if this entity undergoes a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AEH.

The Adviser and its affiliates do not anticipate that the Sell-Down Plan will have a material impact on the Adviser or any of its affiliates.

Notwithstanding the foregoing, it is possible that the completion of the Sell-Down Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AEH and its subsidiaries. AEH, today and in the future as a stand-alone entity, is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Sell-Down Plan may be implemented in phases. During the time that AXA retains a controlling interest in AEH, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AEH. A failure to implement or complete the Sell-Down Plan could create uncertainty about the nature of the relationship between AEH and AXA, and could adversely affect AEH and its subsidiaries including the Adviser. If the Sell-Down Plan is implemented fully, AEH will continue to be a publicly traded U.S. company, but will no longer be a subsidiary of AXA; the Adviser will remain a wholly-owned subsidiary of AXA Equitable, which will remain a wholly-owned subsidiary of AEH.

Conflicts of Interest

The Adviser currently serves as the investment adviser and administrator for the Trust and two other investment companies that are registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser and its affiliates (including AXA Equitable, AXA Distributors,

34	Management of the Trust	EQ Advisors Trust

LLC, AXA Financial, Inc., AXA, AllianceBernstein L.P., AXA Investment Managers, Inc., and AXA Rosenberg Investment Management LLC) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are part of an international group of insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and may introduce certain investment or transactional restrictions, that could disadvantage the Portfolio and its shareholders.

Certain actual and potential conflicts of interest are discussed below and elsewhere in this Prospectus, and a further discussion of conflicts of interest appears in the SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses.

The Adviser and the Trust have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Portfolio’s investment activities and affect its performance.

Certain Conflicts Related to Fees and Compensation

The Adviser and certain of its Affiliates provide services including investment management, administration, shareholder servicing, distribution, and transfer agency services to the Portfolio and earn fees from these relationships with the Portfolio. The Adviser and its Affiliates face conflicts of interest when the Portfolio selects affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance and the Adviser and its Affiliates would still receive significant compensation from the Portfolio even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Portfolio, with different fee rates and/or fee structures. Differences in fee arrangements may create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts.

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities

The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Portfolio may directly or indirectly invest. Thus, it is likely that the Portfolio will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser may have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, when Affiliates act in various commercial capacities in relation to the Portfolio, the Affiliates may take commercial steps in their own interests, which may have an adverse effect on the Portfolio.

Certain Conflicts Related to the Funds of Funds Structure

The Adviser’s selection of Underlying ETFs may have a positive or negative impact on its (or its Affiliates’) revenues and/or profits. The Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with investment advisers to Underlying ETFs, or other financial or personal relationships, could influence the Adviser’s selection of Underlying ETFs.

Consistent with its fiduciary duties, the Adviser seeks to implement the Portfolio’s investment program in a manner that is in the best interest of that Portfolio and that is consistent with its investment objective, policies, and strategies.

Certain Conflicts Related to the Adviser’s Insurance Company Affiliates

The Portfolio is available through Contracts offered by insurance company Affiliates of the Adviser. The performance of the Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company Affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company Affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolio may be influenced by these factors. For example, the Portfolio or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company Affiliates that provide the benefits and guarantees and offer the Portfolio as

EQ Advisors Trust	Management of the Trust	35

investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company Affiliates may be material.

A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and/or its Affiliates, or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by Affiliates of the Adviser. These inflows and outflows could negatively affect the Portfolio’s net asset value, performance, and ability to meet shareholder redemption requests and could cause the Portfolio to purchase or sell securities at a time when it would not normally do so. In addition, large-scale outflows could result in the Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio. The Adviser or its Affiliates may be subject to potential conflicts of interest in selecting shares of the Portfolio for redemption and in deciding whether and when to redeem such shares.

The Portfolio or other portfolios for which the Adviser serves as investment adviser may be used as variable insurance trusts for unaffiliated insurance companies’ insurance products. These unaffiliated insurance companies have financial arrangements (which may include revenue sharing arrangements) with the Adviser’s insurance company Affiliates. These financial arrangements could create an incentive for the Adviser, in its selection process, to favor Underlying ETFs that are affiliated with these unaffiliated insurance companies.

Consistent with its fiduciary duties, the Adviser seeks to implement the Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Sales Incentives and Certain Related Conflicts Arising from the Adviser’s and its Affiliates’ Financial and Other Relationships with Financial Intermediaries are described in the sections entitled “Payments to Broker-Dealers and Other Financial Intermediaries” and “Compensation to Financial Intermediaries.”

36	Management of the Trust	EQ Advisors Trust

6. Fund distribution arrangements

The Trust offers two classes of shares on behalf of the Portfolio in this Prospectus: Class IB and Class K shares. AXA Distributors, LLC (“AXA Distributors” or the “Distributor”) serves as the distributor for the Class IB and Class K shares of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares. Under the Distribution Plan, the Class IB shares of the Trust are charged a distribution and/or service (12b-1) fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolio. The distribution and/or service (12b-1) fee may be retained by AXA Distributors or used to pay financial intermediaries for similar services. The maximum distribution and/or service (12b-1) fee for the Portfolio’s Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to Class IB shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time, these fees for Class IB shares will increase the cost of your investment and may cost you more than paying other types of charges.

Compensation to Financial Intermediaries

In addition to the distribution and service fees paid by the Portfolio, the Distributor or the Adviser (or one of their affiliates) may make payments out of its own resources to provide additional compensation to selected affiliated and unaffiliated sponsoring insurance companies (or their affiliates) or other financial intermediaries (collectively, “financial intermediaries”). These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Portfolio or insurance products for which the Portfolio serves as an underlying investment. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross or net sales by such person, the average net assets of shares held by the customers of such person, the number of accounts of the Portfolio attributable to such person, on the basis of a flat fee or a negotiated lump sum payment for services provided, or otherwise.

The additional payments to such financial intermediaries are negotiated based on a number of factors including, but not limited to, quality of service, reputation in the industry, ability to attract and retain assets, target markets, customer relationships, and relationship with the Distributor or its affiliates. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Distributor or the Adviser (or an affiliate) in its sole discretion, may be different for different financial intermediaries. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation. These additional payments are made by the Adviser, the Distributor or their respective affiliates and do not increase the amount paid by you or the Portfolio as shown under the heading “Fees and Expenses of the Portfolio” in the Portfolio summary in this Prospectus.

Payments by the Distributor and/or the Adviser (and their affiliates) to financial intermediaries may include payments for providing recordkeeping services with respect to certain groups of investors in the Portfolio, including Contract owners that allocate contract value indirectly to the Portfolio (collectively referred to as “subaccounting” services, and Contract owners and other investors as “investors”). The subaccounting services typically include: (i) maintenance of master accounts with the Portfolio (e.g., recordkeeping for insurance company separate accounts investing in the Portfolio); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Portfolio; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Portfolio, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolio and (xii) providing information in order to assist the Portfolio in its compliance with state securities laws.

Such payments also may be made to provide additional compensation to financial intermediaries for various marketing support services, including, without limitation, providing periodic and ongoing education and training and support of financial intermediary personnel regarding the Portfolio and the financial planning needs of investors who purchase through financial intermediaries; adding the Portfolio to the list of underlying investment options in an insurance company’s variable products; disseminating to financial intermediary personnel information and product marketing materials regarding the Portfolio; explaining to financial intermediaries’ clients the features and characteristics of the Portfolio; conducting due diligence regarding the Portfolio; granting access (in some cases on a preferential basis over other competitors) to sales meetings, sales representatives and management representatives of the financial intermediary; and providing business planning assistance, marketing support, advertising and other services. The Distributor and its affiliates may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

The Distributor and its affiliates may make the payments described above in order to promote the sale of Portfolio shares and the retention

EQ Advisors Trust	Fund distribution arrangements	37

of those investments by clients of insurance companies and other qualified investors. To the extent these financial intermediaries sell more shares of the Portfolio or retain shares of the Portfolio in their customers’ accounts, the Adviser, the Distributor and their affiliates may directly or indirectly benefit from the incremental management and other fees paid to the Adviser and the Distributor by the Portfolio with respect to those assets.

The Portfolio’s portfolio transactions are not used as a form of sales-related compensation to financial intermediaries that promote or sell shares of the Portfolio and the promotion or sale of such shares is not considered as a factor in the selection of broker-dealers to execute the Portfolio’s portfolio transactions. The Adviser places the Portfolio’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the Portfolio. To the extent that the Adviser determines that a financial intermediary can provide the Portfolio with the best net results, the Adviser may place the Portfolio’s portfolio transactions with the financial intermediary even though it sells or has sold shares of the Portfolio.

You can find further information in the SAI about the payments made by the Distributor, the Adviser, or their affiliates and the services provided by your financial intermediary. You can also ask your financial intermediary about any payments it receives from the Distributor, the Adviser, or their affiliates (and any conflicts of interest that such payments may create) and any services your financial intermediary provides, as well as about fees and/or commissions it charges. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this Prospectus. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this Prospectus and the SAI.

38	Fund distribution arrangements	EQ Advisors Trust

7. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolio typically expects to meet redemption requests by paying out available cash or proceeds from selling portfolio holdings, which may include cash equivalent portfolio holdings. Redemption methods also may include redeeming in kind under appropriate circumstances, such as in connection with transactions involving the substitution of shares of one Portfolio (the replacement portfolio) for shares of another Portfolio (the replaced portfolio) held by insurance company separate accounts to fund Contracts. The Portfolio reserves the right to suspend or change the terms of purchasing shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. The Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolio. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, the Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent the Portfolio invests in Underlying ETFs that invest a significant portion of their assets in foreign securities, in securities of small- and mid-cap companies, or in high-yield securities, it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-cap companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolio discourage frequent purchases and redemptions of Portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, the Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders, including Contractholders whose accounts are held through any omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

EQ Advisors Trust	Buying and selling shares	39

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in the Portfolio. The Trust aggregates inflows and outflows for the Portfolio on a daily basis. When a potentially disruptive transfer into or out of the Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trust also may in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of portfolios of the Trust by funds of funds managed by FMG LLC. These transfers, purchases and redemptions are exempt from the above policies and procedures because they are initiated pursuant to asset allocation strategies developed by FMG LLC and its affiliates and, therefore, are not intended to disadvantage the relevant Portfolios or their shareholders.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the Portfolio.

40	Buying and selling shares	EQ Advisors Trust

8. How portfolio shares are priced

“Net asset value” is the price of one share of the Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is normally determined on each day the New York Stock Exchange (“Exchange”) is open for trading as of 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the Exchange, a share’s price would still normally be determined as of 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by the Portfolio or its designated agent.

•

A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a Portfolio’s shares are not priced.

Generally, Portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange-traded options last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment company securities — shares of open-end mutual funds (other than ETFs) held by the Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

•

Repurchase agreements and reverse repurchase agreements — valued at original cost (par) plus accrued interest. Other pricing methods may be utilized such as amortized cost depending on the features of the instrument.

•	Swaps — utilize prices provided by approved pricing services.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for the Portfolio when the Trust deems that the particular event or circumstance would materially affect the Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of the Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

For an explanation of the circumstances under which the Underlying ETFs will use fair value pricing and the effects of using fair value pricing, see the Underlying ETFs’ prospectuses and statements of additional information.

EQ Advisors Trust	How portfolio shares are priced	41

9. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolio generally distributes most or all of its net investment income and net realized gains, if any, annually. Dividends and other distributions by the Portfolio are automatically reinvested at net asset value in shares of the distributing class of the Portfolio.

Tax Consequences

The Portfolio is treated as a separate corporation and intends to qualify each taxable year to be treated as a regulated investment company (“RIC”), for federal income tax purposes. The Portfolio will be so treated if it meets specified federal income tax requirements, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate the Portfolio’s disposition of one or more investments when it might not otherwise do so. A RIC that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that the Portfolio will be operated to have no federal tax liability, if the Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that the Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for the Portfolio to achieve and maintain its RIC status (and to satisfy certain other requirements), because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether those accounts meet the investment diversification rules applicable to them. If the Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts indirectly funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Adviser and the administrator of the Trust, therefore carefully monitors the Portfolio’s compliance with all of the RIC requirements and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

42	Dividends and other distributions and tax consequences	EQ Advisors Trust

10. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates. As a general rule, for every 1% increase or decrease in interest rates, a bond’s price will change approximately 1% in the opposite direction for every year of duration. For example, if a bond has a duration of five years and interest rates increase by 1%, the bond’s price will decline by approximately 5%. Conversely, if a bond has a duration of five years and interest rates fall by 1%, the bond’s price will increase by approximately 5%. Other factors can influence a bond portfolio’s performance and share price. Accordingly, a bond portfolio’s actual performance will likely differ from the example. Typically, the longer the maturity or duration of a bond, the greater the effect a change in interest rates could have on the bond’s price. Thus, a bond portfolio’s sensitivity to interest rate risk will increase with any increase in the bond portfolio’s duration.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

EQ Advisors Trust	Glossary of Terms	43

11. Financial Highlights

Since the Portfolio had not commenced operations prior to the date of this Prospectus, financial highlights are not available for the Portfolio.

44	Financial Highlights	EQ Advisors Trust

If you would like more information about the Portfolio, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolio’s investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the Portfolio’s performance during the most recent fiscal period.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolio, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolio’s policies and procedures with respect to the disclosure of its portfolio securities holdings is available in the Portfolio’s SAI, which is available on the Portfolio’s website.

To order a free copy of the Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about the Portfolio, or make shareholder inquiries, contact your financial professional, or the Portfolio at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Reports and other information about the Portfolio are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov

Each business day, the Portfolio’s net asset values are transmitted electronically to insurance companies that use the Portfolio as an underlying investment option for Contracts.

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2018 EQ Advisors Trust

EQ Advisors TrustSM

Prospectus dated December 31, 2018

This Prospectus describes six (6) Portfolios* offered by EQ Advisors Trust (the “Trust”) and the Class IB and Class K shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

EQ/American Century Moderate Growth Allocation Portfolio

EQ/AXA Investment Managers Moderate Allocation Portfolio

EQ/First Trust Moderate Growth Allocation Portfolio

EQ/Goldman Sachs Growth Allocation Portfolio

EQ/Invesco Moderate Growth Allocation Portfolio

EQ/Legg Mason Growth Allocation Portfolio

*

Not all of these Portfolios may be available as an investment in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

The Securities and Exchange Commission and the Commodities Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(620945)

EQ Advisors Trust

2	Table of contents	EQ Advisors Trust

1. About the investment portfolios

EQ/American Century Moderate Growth Allocation Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation while managing portfolio volatility.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/American Century Moderate Growth Allocation Portfolio	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.79%	0.79%
Acquired Fund Fees and Expenses*	0.10%	0.10%
Total Annual Portfolio Operating Expenses	1.94%	1.69%
Fee Waiver and/or Expense Reimbursement†	–0.74%	–0.74%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years
Class IB Shares	$122	$537
Class K Shares	$97	$460

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. The Portfolio had not commenced operations prior to the date of this Prospectus and, therefore, its portfolio turnover rate as of the most recent fiscal year end is not available.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Sub-Adviser will allocate the Portfolio’s assets to achieve targeted exposures among equity investments and fixed income investments. The Portfolio’s current target allocation for long-term investments is approximately 60% of its net assets in equity investments and approximately 40% of its net assets in fixed income investments. The Portfolio employs a dynamic allocation approach and may from time to time make tactical increases or decreases beyond these target allocations based on a broad range of market and economic trends and qualitative and quantitative factors. This means at any time the Portfolio’s asset mix may differ from the target allocations.

The Portfolio’s equity allocation will be invested in the following equity asset categories: U.S. Large Cap Equity, U.S. Mid Cap Equity, U.S. Small Cap Equity, and International Equity (excluding emerging markets). The Portfolio’s current target is to invest approximately the following percentages of its net assets in instruments that provide exposure to these equity asset categories: U.S. Large Cap Equity (36%), U.S. Mid Cap Equity (3%), U.S. Small Cap Equity (3%), and International Equity (18%). The allocations among the equity asset categories may be changed by the Sub-Adviser without notice or shareholder approval. The Portfolio’s equity investments may include exchange-traded funds (“ETFs”), common and preferred stocks, options, rights, warrants, convertible securities and other equity-related instruments, including, but not limited to, derivatives as described below. The Sub-Adviser will periodically rebalance the Portfolio’s allocations among the equity asset categories to maintain the desired exposure to each asset category. The Portfolio’s allocations to different market capitalizations will vary based on the Sub-Adviser’s tactical views and in response to changing market conditions. Securities in which the Portfolio may invest may be denominated in any currency.

EQ Advisors Trust	About the investment portfolios	3

Substantially all of the Portfolio’s fixed income allocation will be invested in ETFs and in instruments that provide exposure to the corporate debt asset category. The Portfolio’s fixed income allocation will be invested primarily (either directly or indirectly through other investments) in U.S. dollar-denominated corporate debt securities that are rated investment grade at the time of purchase (i.e., at least Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”)), or if unrated, determined by the Adviser or Sub-Adviser to be of comparable quality. The Portfolio’s investments in fixed income securities may include fixed coupon bonds, step-up bonds, bonds with sinking funds, medium term notes, callable and putable bonds, and 144A bonds. The Portfolio may also purchase or sell futures contracts on fixed income securities and enter into swap contracts in lieu of investing directly in fixed income securities themselves. In selecting the Portfolio’s investments in fixed income securities, the Sub-Adviser seeks to create a fixed income allocation with a risk and return profile similar to that of the Markit iBoxx® USD Liquid Investment Grade Index, which is an unmanaged index consisting of liquid, U.S. dollar-denominated, investment-grade (as determined by Markit Indices Limited, the index provider) corporate bonds. As of the date of this Prospectus, the bonds eligible for inclusion in the Index have at least three years to maturity (or at least three years and six months to maturity for new Index constituents).

The Sub-Adviser also will implement a volatility management strategy that seeks to reduce the Portfolio’s market risk exposure and overall volatility during periods of expected heightened market volatility. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in the Portfolio’s returns. To implement this volatility management strategy, the Sub-Adviser utilizes a momentum approach and seeks to de-risk the Portfolio ahead of target volatility. The Sub-Adviser’s volatility management strategy utilizes risk indicators that include both a short-term and an intermediate-term model designed to detect potential volatility. When the expected market volatility increases to a certain level as determined by the Sub-Adviser based on its volatility management strategy, the Portfolio may reduce its exposure to equity investments by shorting equity index futures or by investing up to 100% of its target equity allocation in cash or cash equivalents. During such times, the Portfolio’s overall exposure to equity investments may deviate significantly from its target allocation and could be substantially less than 60% of the Portfolio’s net assets (and could be 0%). In addition, over time the use of a volatility management strategy could result in the Portfolio’s having average exposure to equity investments that is lower than its target allocation. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including during periods when market values are increasing, but market volatility is high. In addition, these actions may expose the Portfolio to costs to which it would otherwise not have been exposed and, if unsuccessful, may result in substantial losses. Under normal market conditions, the Portfolio seeks to maintain, over an extended period of years, an average annualized volatility in the Portfolio’s daily equity returns of not more than 20%. The magnitude of the changes (or volatility) in the Portfolio’s daily equity returns is measured by standard deviation. The Sub-Adviser may determine, in its sole discretion, not to implement the volatility management strategy or to allocate the Portfolio’s assets in a manner different than the target allocations described above for various reasons including, but not limited to, if the volatility management strategy would result in de minimis trades or result in excess trading due to expected flows into or out of the Portfolio, or in connection with market events and conditions and other circumstances as determined by the Sub-Adviser. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

In pursuing its investment objectives, the Portfolio may also invest in derivatives for the efficient management of the Portfolio (including to enhance returns), to implement the volatility management strategy, or for the hedging of certain market risks. It is anticipated that the Portfolio’s derivative instruments will consist of long and short positions on exchange-traded equity and fixed income futures contracts as well as currency forwards. The Portfolio also may utilize other types of derivatives, such as swaps, and may engage in short sales. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes.

From time to time or potentially for extended periods of time in periods of continued market distress, the Portfolio may maintain a considerable percentage of its total assets in cash and cash equivalent instruments, including money market funds, as margin or collateral for the Portfolio’s obligations under derivative transactions, to implement the volatility management strategy, and for other portfolio management purposes. The larger the value of the Portfolio’s derivative positions, as opposed to positions held in non-derivative instruments, the more the Portfolio will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Portfolio may engage in active and frequent trading of portfolio securities in pursuing its principal investment strategies.

The Portfolio also may lend its portfolio securities to earn additional income.

The Sub-Adviser may consider the size of the Portfolio when deciding how to implement the investment strategy. For example, the Portfolio may invest primarily in ETFs and derivative instruments, rather than in individual securities, to gain broad exposure to a particular asset category.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

4	About the investment portfolios	EQ Advisors Trust

The following risks are described in alphabetical order and not in order of importance or potential exposure.

Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation decisions made may not produce the desired results.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk: The Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counter-party to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Portfolio could lose more than the principal amount invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by

EQ Advisors Trust	About the investment portfolios	5

changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Portfolio to carry out transactions. If the Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than those involving domestic transactions.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically,

6	About the investment portfolios	EQ Advisors Trust

the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. As of the date of this Prospectus, interest rates are low relative to historic levels and are below zero in parts of the world. The Portfolio is subject to a greater risk of rising interest rates due to these market conditions. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. The Portfolio considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or Baa or higher by Moody’s Investors Service, Inc., or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. For example, the Portfolio may take on leveraging risk when it engages in derivatives transactions, (such as futures or options investments) invests collateral from securities loans or borrows money. The Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of the Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, the Portfolio may experience losses. In a market where the value of the Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Liquidity Risk: The Portfolio is subject to the risk that certain investments may be difficult or impossible for the Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure. The Portfolio may be required to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio. The Portfolio also may not receive its proceeds from the sale of certain securities for an extended period of time. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market-participants are increasingly reliant upon information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: The Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Portfolio is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are

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generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Sub-Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Sub-Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Sub-Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Sub-Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Risk/Return Bar Chart and Table

Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	December 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	December 2018

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Sub-Adviser: American Century Investment Management, Inc. (“American Century”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Cleo Chang	Senior Vice President and Head of Investment Solutions of American Century	December 2018
Rich Weiss	Senior Vice President and Chief Investment Officer of Multi-Asset Strategies of American Century	December 2018
Radu C. Gabudean, Ph.D.	Vice President and Portfolio Manager of American Century	December 2018
Vidya Rajappa	Vice President and Portfolio Manager of American Century	December 2018
Rene Casis	Portfolio Manager of American Century	December 2018

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	9

EQ/AXA Investment Managers Moderate Allocation Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term total return while managing portfolio volatility.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/AXA Investment Managers Moderate Allocation Portfolio	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.76%	0.76%
Acquired Fund Fees and Expenses*	0.10%	0.10%
Total Annual Portfolio Operating Expenses	1.91%	1.66%
Fee Waiver and/or Expense Reimbursement†	–0.71%	–0.71%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years
Class IB Shares	$122	$531
Class K Shares	$97	$454

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. The Portfolio had not commenced operations prior to the date of this Prospectus and, therefore, its portfolio turnover rate as of the most recent fiscal year end is not available.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Sub-Adviser will allocate the Portfolio’s assets to achieve targeted exposures among equity investments and fixed income investments. The Portfolio’s current target allocation for long-term investments is approximately 55% of its net assets in equity investments and approximately 45% of its net assets in fixed income investments. On a periodic basis, the Sub-Adviser may rebalance the Portfolio’s investments in response to changes in market value or other factors to maintain these target allocations. During periods before or after such rebalancing, the Portfolio may deviate from its target allocations.

The Portfolio’s equity allocation will be invested in the following equity asset categories: U.S. Large Cap Equity, U.S. Mid Cap Equity, U.S. Small Cap Equity, and International Equity (excluding emerging markets). The Portfolio’s current target is to invest approximately the following percentages of its equity allocation in instruments that provide exposure to these equity asset categories: U.S. Large Cap Equity (60%), U.S. Mid Cap Equity (10%), U.S. Small Cap Equity (7%), and International Equity (23%). The allocations among the equity asset categories may be changed by the Sub-Adviser without notice or shareholder approval. The Portfolio’s equity investments may include exchange-traded funds (“ETFs”), common and preferred stocks, options, rights, warrants, convertible securities and other equity-related instruments, including, but not limited to, derivatives as described below. The Sub-Adviser will periodically rebalance the Portfolio’s allocations among the equity asset categories to maintain the desired exposure to each asset category. The Portfolio’s allocations to different market capitalizations may vary based on the Sub-Adviser’s tactical views and in response to changing market conditions. Securities in which the Portfolio may invest may be denominated in any currency.

Substantially all of the Portfolio’s fixed income allocation will be invested in ETFs and in instruments that provide exposure to the corporate debt asset category. The Portfolio’s fixed income allocation will be invested primarily (either directly or indirectly through other investments) in U.S. dollar-denominated corporate debt securities that are rated investment grade at the time of purchase (i.e., at least Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”)), or if unrated, determined by the Adviser or Sub-Adviser to

10	About the investment portfolios	EQ Advisors Trust

be of comparable quality. The Portfolio’s investments in fixed income securities may include fixed coupon bonds, step-up bonds, bonds with sinking funds, medium term notes, callable and putable bonds, and 144A bonds. The Portfolio may also purchase or sell futures contracts on fixed income securities and enter into swap contracts in lieu of investing directly in fixed income securities themselves. In selecting the Portfolio’s investments in fixed income securities, the Sub-Adviser seeks to create a fixed income allocation with a risk and return profile similar to that of the Markit iBoxx® USD Liquid Investment Grade Index, which is an unmanaged index consisting of liquid, U.S. dollar-denominated, investment-grade (as determined by Markit Indices Limited, the index provider) corporate bonds. As of the date of this Prospectus, the bonds eligible for inclusion in the Index have at least three years to maturity (or at least three years and six months to maturity for new Index constituents).

The Sub-Adviser also will implement a volatility management strategy that seeks to reduce the Portfolio’s market risk exposure and overall volatility during periods of expected heightened market volatility. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in the Portfolio’s returns. To implement this volatility management strategy, the Sub-Adviser focuses on equity portfolio beta compared to the S&P 500 Index and equity portfolio correlation to the S&P 500 Index. The Sub-Adviser’s volatility management strategy is based on a measure of annualized historical volatility computed using daily arithmetic returns. When the expected market volatility increases to a certain level as determined by the Sub-Adviser based on its volatility management strategy, the Portfolio may reduce its exposure to equity investments by selling exposures that are derived using ETFs or, in the case where physical securities are held, selling physical securities, by shorting equity index futures, by shorting ETFs, or by investing up to 100% of its target equity allocation in cash or cash equivalents. During such times, the Portfolio’s overall exposure to equity investments may deviate significantly from its target allocation and could be substantially less than 55% of the Portfolio’s net assets (and could be 0%). In addition, over time the use of a volatility management strategy could result in the Portfolio’s having average exposure to equity investments that is lower than its target allocation. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including during periods when market values are increasing, but market volatility is high. In addition, these actions may expose the Portfolio to costs to which it would otherwise not have been exposed and, if unsuccessful, may result in substantial losses. Under normal market conditions, the Portfolio seeks to maintain, over an extended period of years, an average annualized volatility in the Portfolio’s daily equity returns of not more than 20%. The magnitude of the changes (or volatility) in the Portfolio’s daily equity returns is measured by standard deviation. The Sub-Adviser may determine, in its sole discretion, not to implement the volatility management strategy or to allocate the Portfolio’s assets in a manner different than the target allocations described above for various reasons including, but not limited to, if the volatility management strategy would result in de minimis trades or result in excess trading due to expected flows into or out of the Portfolio, or in connection with market events and conditions and other circumstances as determined by the Sub-Adviser. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

In pursuing its investment objectives, the Portfolio may also invest in derivatives for the efficient management of the Portfolio (including to enhance returns), to implement the volatility management strategy, or for the hedging of certain market risks. It is anticipated that the Portfolio’s derivative instruments will consist of long and short positions on exchange-traded equity futures contracts as well as currency forwards. The Portfolio also may utilize other types of derivatives, such as swaps, and may engage in short sales. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes.

From time to time or potentially for extended periods of time in periods of continued market distress, the Portfolio may maintain a considerable percentage of its total assets in cash and cash equivalent instruments, including money market funds, as margin or collateral for the Portfolio’s obligations under derivative transactions, to implement the volatility management strategy, and for other portfolio management purposes. The larger the value of the Portfolio’s derivative positions, as opposed to positions held in non-derivative instruments, the more the Portfolio will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Portfolio may engage in active and frequent trading of portfolio securities in pursuing its principal investment strategies.

The Portfolio also may lend its portfolio securities to earn additional income.

The Sub-Adviser may consider the size of the Portfolio when deciding how to implement the investment strategy. For example, the Portfolio may invest primarily in ETFs and derivative instruments, rather than in individual securities, to gain broad exposure to a particular asset category.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

The following risks are described in alphabetical order and not in order of importance or potential exposure.

Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the

EQ Advisors Trust	About the investment portfolios	11

securities markets generally over short and extended periods. The allocation strategies used and the allocation decisions made may not produce the desired results.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk: The Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counter-party to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Portfolio could lose more than the principal amount invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

12	About the investment portfolios	EQ Advisors Trust

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Portfolio to carry out transactions. If the Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than those involving domestic transactions.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. As of the date of this Prospectus, interest rates are low relative to historic levels and are below zero in parts of the world. The Portfolio is subject to a greater risk of rising interest rates due to these market conditions. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. The Portfolio considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or Baa or higher by Moody’s Investors Service, Inc., or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are

EQ Advisors Trust	About the investment portfolios	13

considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. For example, the Portfolio may take on leveraging risk when it engages in derivatives transactions, (such as futures or options investments) invests collateral from securities loans or borrows money. The Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of the Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, the Portfolio may experience losses. In a market where the value of the Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Liquidity Risk: The Portfolio is subject to the risk that certain investments may be difficult or impossible for the Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure. The Portfolio may be required to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio. The Portfolio also may not receive its proceeds from the sale of certain securities for an extended period of time. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market-participants are increasingly reliant upon information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: The Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Portfolio is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the

14	About the investment portfolios	EQ Advisors Trust

recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Sub-Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Sub-Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Sub-Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Sub-Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Risk/Return Bar Chart and Table

Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	December 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	December 2018

Sub-Adviser: AXA Investment Managers, Inc. (“AXA IM”)

Portfolio Manager: The team member who is primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Benoit Delabre	Head of Dynamic Protected Solutions of AXA IM	December 2018
Laurent Rabatel	Portfolio Manager of AXA IM	December 2018
Nicolas Sadone	Portfolio Manager of AXA IM	December 2018

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of

EQ Advisors Trust	About the investment portfolios	15

Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

16	About the investment portfolios	EQ Advisors Trust

EQ/First Trust Moderate Growth Allocation Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term total return while managing portfolio volatility.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/First Trust Moderate Growth Allocation Portfolio	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.70%	0.70%
Acquired Fund Fees and Expenses*	0.11%	0.11%
Total Annual Portfolio Operating Expenses	1.86%	1.61%
Fee Waiver and/or Expense Reimbursement†	–0.66%	–0.66%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years
Class IB Shares	$122	$521
Class K Shares	$97	$443

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. The Portfolio had not commenced operations prior to the date of this Prospectus and, therefore, its portfolio turnover rate as of the most recent fiscal year end is not available.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing primarily in exchange-traded securities of other investment companies or investment vehicles (“Underlying ETFs”) and other instruments, including derivatives as described below, that provide exposure to global equity and fixed income markets. Under normal market conditions, the Sub-Adviser will allocate the Portfolio’s assets to achieve targeted exposures among equity investments and fixed income investments. The Portfolio’s current target allocation for long-term investments is approximately 60% of its net assets in equity investments and approximately 40% of its net assets in fixed income investments, through investments in Underlying ETFs and other instruments. On a periodic basis, the Sub-Adviser may rebalance the Portfolio’s investments in response to changes in market value or other factors to maintain these target allocations. During periods before or after such rebalancing, the Portfolio may deviate from its target allocations.

The Portfolio’s equity allocation will be invested primarily in Underlying ETFs and other equity-related instruments, including derivatives as described below, that provide exposure to U.S. large, mid, and small cap stocks and foreign developed markets securities. The Portfolio’s current target is to invest approximately the following percentages of its net assets in Underlying ETFs and other equity-related instruments, including derivatives as described below, that provide exposure to the following equity asset categories: U.S. Large Cap Equity (25%), U.S. Mid Cap Equity (11.7%), U.S. Small Cap Equity (11.6%), and International Developed (11.7%). The allocations among the equity asset categories may be changed by the Sub-Adviser without notice or shareholder approval. The Sub-Adviser will periodically rebalance the Portfolio’s allocations among the equity asset categories to maintain the desired exposure to each asset category. The Portfolio’s allocations to different market capitalizations will vary based on the Sub-Adviser’s tactical views and in response to changing market conditions. The Underlying ETFs in which the Portfolio invests may be invested in securities denominated in any currency.

Substantially all of the Portfolio’s fixed income allocation will be invested in the corporate debt asset category. The Portfolio’s fixed income allocation will be invested primarily in Underlying ETFs and other fixed income-related instruments, including derivatives as described below, to create a fixed income allocation with a risk and

EQ Advisors Trust	About the investment portfolios	17

return profile similar to that of the Markit iBoxx® USD Liquid Investment Grade Index, which is an unmanaged index consisting of liquid, U.S. dollar-denominated, investment-grade (as determined by Markit Indices Limited, the index provider) corporate bonds. As of the date of this Prospectus, the bonds eligible for inclusion in the Index have at least three years to maturity (or at least three years and six months to maturity for new Index constituents). An Underlying ETF’s investments may include fixed coupon bonds, step-up bonds, bonds with sinking funds, medium term notes, callable and putable bonds, and 144A bonds. The Portfolio may also purchase or sell futures contracts on ETFs and enter into swap contracts in lieu of investing in Underlying ETFs themselves.

The Sub-Adviser also will implement a volatility management strategy that seeks to reduce the Portfolio’s market risk exposure and overall volatility during periods of expected heightened market volatility. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in the Portfolio’s returns. To implement this volatility management strategy, the Sub-Adviser monitors the expected volatility of the Portfolio and the average expected volatility of the equity asset classes included within the Portfolio (U.S. Large Cap Equity, U.S. Mid Cap Equity, U.S. Small Cap Equity, and International Developed). When either of these two measures exceeds certain levels, as determined by the Sub-Adviser based on its volatility management strategy, the Portfolio may reduce its exposure to equity investments by shorting equity index futures or by investing up to 100% of its target equity allocation in cash or cash equivalents. During such times, the Portfolio’s overall exposure to equity investments may deviate significantly from its target allocation and could be substantially less than 60% of the Portfolio’s net assets (and could be 0%). In addition, over time the use of a volatility management strategy could result in the Portfolio’s having average exposure to equity investments that is lower than its target allocation. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including during periods when market values are increasing, but market volatility is high. In addition, these actions may expose the Portfolio to costs to which it would otherwise not have been exposed and, if unsuccessful, may result in substantial losses. Under normal market conditions, the Portfolio seeks to maintain, over an extended period of years, an average annualized volatility in the Portfolio’s daily equity returns of not more than 20%. The magnitude of the changes (or volatility) in the Portfolio’s daily equity returns is measured by standard deviation. The Sub-Adviser may determine, in its sole discretion, not to implement the volatility management strategy or to allocate the Portfolio’s assets in a manner different than the target allocations described above for various reasons including, but not limited to, if the volatility management strategy would result in de minimis trades or result in excess trading due to expected flows into or out of the Portfolio, or in connection with market events and conditions and other circumstances as determined by the Sub-Adviser. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

In pursuing its investment objectives, the Portfolio may also invest in derivatives for the efficient management of the Portfolio (including to enhance returns), to implement the volatility management strategy, or for the hedging of certain market risks. It is anticipated that the Portfolio’s derivative instruments will consist of long and short positions on exchange-traded equity and fixed income futures contracts and options on futures contracts and indexes as well as currency forwards. The Portfolio also may utilize other types of derivatives, such as swaps, and may engage in short sales. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes.

From time to time or potentially for extended periods of time in periods of continued market distress, the Portfolio may maintain a considerable percentage of its total assets in cash and cash equivalent instruments, including money market funds, as margin or collateral for the Portfolio’s obligations under derivative transactions, to implement the volatility management strategy, and for other portfolio management purposes. The larger the value of the Portfolio’s derivative positions, as opposed to positions held in non-derivative instruments, the more the Portfolio will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Portfolio may engage in active and frequent trading of portfolio securities in pursuing its principal investment strategies.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. The Portfolio is also subject to the risks associated with the Underlying ETFs’ investments; please see the prospectuses and statements of additional information for the Underlying ETFs for additional information about these risks. In this section, the term “Portfolio” may include the Portfolio, an Underlying ETF, or both.

The following risks are described in alphabetical order and not in order of importance or potential exposure.

Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation decisions made may not produce the desired results.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post

18	About the investment portfolios	EQ Advisors Trust

collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Credit Risk: The Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Portfolio could lose more than the principal amount invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

EQ Advisors Trust	About the investment portfolios	19

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Portfolio to carry out transactions. If the Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than those involving domestic transactions.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. As of the date of this Prospectus, interest rates are low relative to historic levels and are below zero in parts of the world. The Portfolio is subject to a greater risk of rising interest rates due to these market conditions. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. The Portfolio considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or Baa or higher by Moody’s Investors Service, Inc., or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. For example, the Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. The Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of the Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, the Portfolio may experience losses. In a market where the value of the Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Liquidity Risk: The Portfolio is subject to the risk that certain investments may be difficult or impossible for the Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure. The Portfolio may be required to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio. The Portfolio also may not receive its proceeds from the sale of certain securities for an extended period of time. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

20	About the investment portfolios	EQ Advisors Trust

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market-participants are increasingly reliant upon information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: The Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Portfolio is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Risks Related to Investments in Underlying ETFs: The Portfolio’s shareholders will indirectly bear the fees and expenses paid by the Underlying ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect the Portfolio’s performance. The Portfolio’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an Underlying ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the Underlying ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying ETF, which will vary.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Sub-Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to

EQ Advisors Trust	About the investment portfolios	21

the extent predicted by the Sub-Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Sub-Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Sub-Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Sub-Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Risk/Return Bar Chart and Table

Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	December 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	December 2018

Sub-Adviser: First Trust Advisors L.P. (“First Trust”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
John Gambla, CFA, FRM, PRM	Senior Portfolio Manager, Alternatives Investment Team of First Trust	December 2018
Rob Guttschow, CFA	Senior Portfolio Manager, Alternatives Investment Team of First Trust	December 2018

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal

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income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	23

EQ/Goldman Sachs Growth Allocation Portfolio – Class IB and K Shares

Investment Objective: Seeks to achieve long term capital appreciation under normal market conditions, while focusing on the preservation of capital in distressed market environments.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Goldman Sachs Growth Allocation Portfolio	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.74%	0.74%
Acquired Fund Fees and Expenses*	0.09%	0.09%
Total Annual Portfolio Operating Expenses	1.88%	1.63%
Fee Waiver and/or Expense Reimbursement†	–0.68%	–0.68%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years
Class IB Shares	$122	$525
Class K Shares	$97	$448

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. The Portfolio had not commenced operations prior to the date of this Prospectus and, therefore, its portfolio turnover rate as of the most recent fiscal year end is not available.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio will seek to invest approximately 70% of its assets in equity investments and approximately 30% of its assets in fixed income investments. On a periodic basis (typically monthly), the Sub-Adviser will rebalance the Portfolio’s investments in response to changes in market value or other factors to maintain these strategic allocations. During periods before or after such rebalancing, the Portfolio may deviate from its strategic allocations.

The Portfolio’s equity allocation will be invested in the following equity sub-asset categories: US Large Cap Equity, US Mid Cap Equity, US Small Cap Equity, European Equity, United Kingdom Equity and Japanese Equity. Under normal market conditions, the Portfolio’s target is to invest in instruments that provide exposure to these equity sub-asset categories according to the following approximate percentage ranges: 20%-50% in US Large Cap Equity and 0%-20% in each of US Mid Cap Equity, US Small Cap Equity, European Equity, United Kingdom Equity, and Japanese Equity. The allocations among the equity sub-asset categories may be changed by the Sub-Adviser without notice or shareholder approval. The Portfolio’s equity investments may include exchange-traded funds (“ETFs”), common and preferred stocks, options, rights, warrants, convertible securities and other equity-related instruments, including, but not limited to, derivatives as described below. The Sub-Adviser will periodically (typically monthly) rebalance the Portfolio’s allocations among the equity asset categories to maintain the desired exposure to each asset category. Securities may be issued by issuers located in any developed country, and may be denominated in any currency.

Substantially all of the Portfolio’s fixed income allocation will be invested in instruments that provide exposure to the corporate debt asset category. The Portfolio’s fixed income allocation will be invested primarily (either directly or indirectly through other investments) in U.S. dollar-denominated corporate debt securities that are rated investment grade at the time of purchase (i.e., at least Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”)), or if unrated, determined by the Adviser or Sub-Adviser to be of comparable quality.

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The Portfolio’s investments in fixed income securities may include ETFs, fixed coupon bonds, step-up bonds, bonds with sinking funds, medium term notes, callable and putable bonds, and 144A bonds. The Portfolio may also purchase or sell futures contracts on fixed income securities and ETFs, and enter into swap contracts in lieu of investing directly in fixed income securities themselves. In selecting the Portfolio’s investments in fixed income securities, the Sub-Adviser seeks to create a fixed income allocation with a risk and return profile similar to that of the Markit iBoxx® USD Liquid Investment Grade Index, which is an unmanaged index consisting of liquid, U.S. dollar-denominated, investment-grade (as determined by Markit Indices Limited, the index provider) corporate bonds. As of the date of this Prospectus, the bonds eligible for inclusion in the Index have at least three years to maturity (or at least three years and six months to maturity for new Index constituents).

The Sub-Adviser also will implement and monitor a volatility management strategy for the Portfolio that seeks to reduce the Portfolio’s overall volatility. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in the Portfolio’s returns. When the expected volatility of an equity sub-asset category in which the Portfolio invests increases to a certain level as determined by the Sub-Adviser based on its volatility management strategy, the Portfolio may reduce its overall equity exposure by investing up to 100% of its target allocation, adjusted for the expected volatility of the sub-asset category, in cash or cash equivalents or an offsetting position. An offsetting position may include closing existing long exchange-traded equity futures contracts, selling short exchange-traded equity futures contracts, selling equity exposures that are derived using ETFs or, in the case where physical securities are held, selling physical securities or selling exchange-traded equity index futures contracts. During such times, the Portfolio’s overall exposure to equity investments may deviate significantly from its strategic allocation target and could be substantially less than 70% of the Portfolio’s assets (and could be 0%). In addition, over time the use of a volatility management strategy could result in the Portfolio’s having average exposure to equity investments that is lower than its strategic allocation target. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including during periods when market values are increasing, but market volatility is high. In addition, these actions may expose the Portfolio to costs to which it would otherwise not have been exposed and, if unsuccessful, may result in substantial losses. When equity exposure is reduced, a lack of correlation between the changes in the value of the futures contracts or other instruments used by the Sub-Adviser to reduce equity exposure and the value of the Portfolio’s other equity investments (if any) being hedged could result in losses. Under normal market conditions, the Portfolio seeks to maintain, over an extended period of years, an average annualized volatility in the Portfolio’s daily equity returns of not more than 20%. The magnitude of the changes (or volatility) in the Portfolio’s daily equity returns is measured by standard deviation. The Sub-Adviser may determine, in its sole discretion, not to implement the volatility management strategy or to allocate the Portfolio’s assets in a manner different than the strategic allocations described above for various reasons including, but not limited to, if the volatility management strategy would result in de minimis trades or result in excess trading due to expected flows into or out of the Portfolio, or in connection with market events and conditions and other circumstances as determined by the Sub-Adviser. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

In pursuing its investment objective, the Portfolio may also invest in derivatives for the efficient management of the Portfolio (including to enhance returns), to implement the volatility management strategy or for the hedging of certain market risks. It is anticipated that the Portfolio’s derivative instruments will consist of long and short positions on exchange-traded equity and fixed income futures contracts and options on futures contracts and indices as well as currency forwards. The Portfolio also may utilize other types of derivatives, such as swaps, and may engage in short sales. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes.

The Portfolio may also enter into certain types of repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. In addition, the Portfolio may also invest in real estate investment trusts (“REITs”).

From time to time or potentially for extended periods of time in periods of continued market distress, the Portfolio may maintain a considerable percentage of its total assets in cash and cash equivalent instruments, including money market funds, as margin or collateral for the Portfolio’s obligations under derivative transactions, to implement the volatility management strategy, and for other portfolio management purposes. The larger the value of the Portfolio’s derivative positions, as opposed to positions held in non-derivative instruments, the more the Portfolio will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Portfolio may engage in active and frequent trading of portfolio securities in pursuing its principal investment strategies.

The Portfolio also may lend its portfolio securities to earn additional income.

The Sub-Adviser may consider the size of the Portfolio when deciding how to implement the investment strategy. For example, the Portfolio may invest primarily in ETFs and derivative instruments, rather than in individual securities, to gain broad exposure to a particular asset category.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

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The following risks are described in alphabetical order and not in order of importance or potential exposure.

Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation decisions made may not produce the desired results.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk: The Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Portfolio could lose more than the principal amount invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation

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than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Un-sponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country. In June 2016, the United Kingdom (the “UK”) voted to withdraw from the EU, commonly referred to as “Brexit.” The impact of Brexit is so far uncertain. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Portfolio to carry out transactions. If the Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

EQ Advisors Trust	About the investment portfolios	27

Transaction Costs Risk: The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than those involving domestic transactions.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. As of the date of this Prospectus, interest rates are low relative to historic levels and are below zero in parts of the world. The Portfolio is subject to a greater risk of rising interest rates due to these market conditions. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. The Portfolio considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or Baa or higher by Moody’s Investors Service, Inc., or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. For example, the Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. The Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of the Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, the Portfolio may experience losses. In a market where the value of the Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Liquidity Risk: The Portfolio is subject to the risk that certain investments may be difficult or impossible for the Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure. The Portfolio may be required to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio. The Portfolio also may not receive its proceeds from the sale of certain securities for an extended period of time. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market-participants are increasingly reliant upon information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: The Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower

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product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Portfolio is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Repurchase Agreements Risk: If the other party to a re-purchase agreement defaults on its obligation under the agreement, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to re-purchase the security in either situation and the market value of the security declines, the Portfolio may lose money.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Sub-Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of under-

EQ Advisors Trust	About the investment portfolios	29

performance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Sub-Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Sub-Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Sub-Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Risk/Return Bar Chart and Table

Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	December 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	December 2018

Sub-Adviser: Goldman Sachs Asset Management, L.P. (“Goldman Sachs”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Gary Chropuvka, CFA®	Managing Director of Goldman Sachs and Co-Head of the Quantitative Investment Strategies team within Goldman Sachs	December 2018
Matthew Schwab	Managing Director of Goldman Sachs and Co-Head of Research for the Alternative Investment Strategies team within Goldman Sachs’ Quantitative Investment Strategies platform	December 2018
Oliver Bunn	Vice President of Goldman Sachs and Portfolio Manager in the Alternative Investment Strategies team within Goldman Sachs’ Quantitative Investment Strategies platform	December 2018

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

30	About the investment portfolios	EQ Advisors Trust

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	31

EQ/Invesco Moderate Growth Allocation Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation while managing portfolio volatility.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Invesco Moderate Growth Allocation Portfolio	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.89%	0.89%
Acquired Fund Fees and Expenses*	0.09%	0.09%
Total Annual Portfolio Operating Expenses	2.03%	1.78%
Fee Waiver and/or Expense Reimbursement†	–0.83%	–0.83%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years
Class IB Shares	$122	$556
Class K Shares	$97	$479

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. The Portfolio had not commenced operations prior to the date of this Prospectus and, therefore, its portfolio turnover rate as of the most recent fiscal year end is not available.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio invests primarily in equity and fixed income securities, and derivatives and other instruments that have economic characteristics similar to such securities. Under normal circumstances, the Sub-Adviser will invest in a combination of individual securities, exchange-traded funds (“ETFs”) and futures contracts that provide exposure to global equity markets, including large, mid and small cap stocks, and corporate debt securities.

The Sub-Adviser targets an equity allocation of approximately 60% of its assets in U.S. and foreign large, mid and small cap stocks, as well as ETFs and futures contracts that provide exposure to such stocks. The Portfolio’s current target is to invest approximately the following percentages of its assets in instruments that provide exposure to the following equity asset categories: Large Cap US (20-35%), Mid Cap US (1-5%), Small Cap US (1-5%), and International Developed (20-30%). The allocations among the equity asset categories may be changed by the Sub-Adviser without notice or shareholder approval. The Sub-Adviser rebalances the equity portfolio as necessary to maintain weighting in proportion to market capitalization. Securities in which the Portfolio may invest may be denominated in any currency.

The Sub-Adviser targets a fixed income allocation of approximately 40% of its assets in baskets of corporate debt securities, swap contracts, and ETFs to create a fixed income allocation with a risk and return profile similar to that of the Markit iBoxx® USD Liquid Investment Grade Index, which is an unmanaged index consisting of liquid, U.S. dollar-denominated, investment-grade (as determined by Markit Indices Limited, the index provider) corporate bonds. As of the date of this Prospectus, the bonds eligible for inclusion in the Index have at least three years to maturity (or at least three years and six months to maturity for new Index constituents). The Portfolio’s investments may include fixed coupon bonds, step-up bonds, bonds with sinking funds, medium term notes, callable and putable bonds, and 144A bonds.

On a periodic basis, the Sub-Adviser may rebalance the Portfolio’s equity and fixed income investments in response to changes in market value or other factors to maintain its target allocations. During periods before or after such rebalancing, the Portfolio may deviate from its target allocations.

The Sub-Adviser also will implement a volatility management strategy that seeks to manage the volatility level of the Portfolio’s annual

32	About the investment portfolios	EQ Advisors Trust

returns. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in the Portfolio’s returns. To implement this volatility management strategy, the Sub-Adviser will monitor forecasted annualized volatility of the Portfolio’s returns, placing a greater weight on recent historic data. The Sub-Adviser generates a portfolio volatility forecast based on equity price returns. During periods of heightened forecasted volatility, the Sub-Adviser will attempt to lower volatility by closing existing long exchange-traded equity index futures contracts, selling equity exposures that are derived using ETFs or, in the case where physical securities are held, selling physical securities, or selling exchange-traded equity index futures contracts, in the effort to target a certain level of maximum annual volatility as determined by the Sub-Adviser based on its volatility management strategy. The Sub-Adviser may use these methods as often as daily to lower the Portfolio’s expected volatility level. During such times, the Portfolio’s overall exposure to equity investments may deviate significantly from its target allocation and could be substantially less than 60% of the Portfolio’s assets (and could be 0%). In addition, over time the use of a volatility management strategy could result in the Portfolio’s having average exposure to equity investments that is lower than its target allocation. Due to market conditions or other factors, the actual or realized volatility of the Portfolio for any particular period of time may be materially higher or lower than the target maximum annual level. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including during periods when market values are increasing, but market volatility is high. In addition, these actions may expose the Portfolio to costs to which it would otherwise not have been exposed and, if unsuccessful, may result in substantial losses. Under normal market conditions, the Portfolio seeks to maintain, over an extended period of years, an average annualized volatility in the Portfolio’s daily equity returns of not more than 20%. The magnitude of the changes (or volatility) in the Portfolio’s daily equity returns is measured by standard deviation. The Sub-Adviser may determine, in its sole discretion, not to implement the volatility management strategy or to allocate the Portfolio’s assets in a manner different than the target allocations described above for various reasons including, but not limited to, if the volatility management strategy would result in de minimis trades or result in excess trading due to expected flows into or out of the Portfolio, or in connection with market events and conditions and other circumstances as determined by the Sub-Adviser. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

In pursuing its investment objective, the Portfolio may also invest in derivatives for the efficient management of the Portfolio (including to enhance returns), to implement the volatility management strategy, or for the hedging of certain market risks. It is anticipated that the Portfolio’s derivative instruments will consist of long and short positions on exchange-traded equity and fixed income futures contracts as well as currency forwards. The Portfolio also may utilize other types of derivatives, such as swaps, and may engage in short sales. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes.

From time to time or potentially for extended periods of time in periods of continued market distress, the Portfolio may maintain a considerable percentage of its total assets in cash and cash equivalent instruments, including money market funds, as margin or collateral for the Portfolio’s obligations under derivative transactions, to implement the volatility management strategy, and for other portfolio management purposes. The larger the value of the Portfolio’s derivative positions, as opposed to positions held in non-derivative instruments, the more the Portfolio will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Portfolio may engage in active and frequent trading of portfolio securities in pursuing its principal investment strategies.

The Portfolio also may lend its portfolio securities to earn additional income.

The Sub-Adviser may consider the size of the Portfolio when deciding how to implement the investment strategy. For example, the Portfolio may invest primarily in ETFs and derivative instruments, rather than in individual securities, to gain broad exposure to a particular asset category.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

The following risks are described in alphabetical order and not in order of importance or potential exposure.

Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation decisions made may not produce the desired results.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Credit Risk: The Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counter-party to

EQ Advisors Trust	About the investment portfolios	33

a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Portfolio could lose more than the principal amount invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

34	About the investment portfolios	EQ Advisors Trust

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Portfolio to carry out transactions. If the Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than those involving domestic transactions.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. As of the date of this Prospectus, interest rates are low relative to historic levels and are below zero in parts of the world. The Portfolio is subject to a greater risk of rising interest rates due to these market conditions. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. The Portfolio considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or Baa or higher by Moody’s Investors Service, Inc., or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in that portfolio will be more volatile and all other risks will tend to be compounded. For example, the Portfolio may take on leveraging risk when it engages in derivatives transactions, (such as futures or options investments) invests collateral from securities loans or borrows money. The Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of the Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, the Portfolio may experience losses. In a market where the value of the Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Liquidity Risk: The Portfolio is subject to the risk that certain investments may be difficult or impossible for the Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure. The Portfolio may be required to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio. The Portfolio also may not receive its proceeds from the sale of certain securities for an extended period of time. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

EQ Advisors Trust	About the investment portfolios	35

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market-participants are increasingly reliant upon information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: The Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Portfolio is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover, in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Sub-Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Sub-Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Sub-Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Sub-Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience

36	About the investment portfolios	EQ Advisors Trust

losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Risk/Return Bar Chart and Table

Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	December 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	December 2018

Sub-Adviser: Invesco Advisers, Inc. (“Invesco”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Duy Nguyen, CFA®	Chief Investment Officer and Senior Portfolio Manager of Invesco	December 2018
Jacob Borbidge, CFA®	Portfolio Manager of Invesco	December 2018
Brian Schneider, CFA®	Portfolio Manager of Invesco	December 2018
Robert Young, CFA®	Portfolio Manager of Invesco	December 2018

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

EQ Advisors Trust	About the investment portfolios	37

EQ/Legg Mason Growth Allocation Portfolio – Class IB and K Shares

Investment Objective: Seeks long-term capital appreciation while managing portfolio volatility.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Legg Mason Growth Allocation Portfolio	Class IB Shares	Class K Shares
Management Fee	0.80%	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses*	0.73%	0.73%
Acquired Fund Fees and Expenses*	0.16%	0.16%
Total Annual Portfolio Operating Expenses	1.94%	1.69%
Fee Waiver and/or Expense Reimbursement†	–0.74%	–0.74%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.95%
*	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares and 0.95% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years
Class IB Shares	$122	$537
Class K Shares	$97	$460

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. The Portfolio had not commenced operations prior to the date of this Prospectus and, therefore, its portfolio turnover rate as of the most recent fiscal year end is not available.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Sub-Adviser will allocate the Portfolio’s assets to achieve targeted exposures among equity investments and fixed income investments. The Portfolio’s current target allocation for long-term investments is approximately 65% of its net assets in equity investments and approximately 35% of its net assets in fixed income investments. On a periodic basis, the Sub-Adviser may rebalance the Portfolio’s investments in response to changes in market value or other factors to maintain these target allocations. During periods before or after such rebalancing, the Portfolio may deviate from its target allocations.

The Portfolio’s equity allocation will be invested in the following equity asset categories: U.S. Large Cap Equity, U.S. Mid Cap Equity, U.S. Small Cap Equity, and International Equity (excluding emerging markets). The Portfolio’s current target is to invest approximately the following percentages of its net assets in instruments that provide exposure to these equity asset categories: U.S. Large Cap Equity (26%), U.S. Mid Cap Equity (11%), U.S. Small Cap Equity (5%), and International Equity (23%). The allocations among the equity asset categories may be changed by the Sub-Adviser without notice or shareholder approval. The Portfolio’s equity investments may include exchange-traded funds (“ETFs”), common and preferred stocks, options, rights, warrants, convertible securities and other equity-related instruments, including, but not limited to, derivatives as described below. The Sub-Adviser will periodically rebalance the Portfolio’s allocations among the equity asset categories to maintain the desired exposure to each asset category. Securities in which the Portfolio may invest may be denominated in any currency.

Substantially all of the Portfolio’s fixed income allocation will be invested in ETFs and in instruments that provide exposure to the corporate debt asset category. The Portfolio’s fixed income allocation will be invested primarily (either directly or indirectly through other investments) in U.S. dollar-denominated corporate debt securities that are rated investment grade at the time of purchase (i.e., at least Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings Ltd. (“Fitch”)), or if unrated, determined by the Adviser or Sub-Adviser to be of comparable quality. The Portfolio’s investments in fixed income securities may include fixed coupon bonds, step-up bonds, bonds with

38	About the investment portfolios	EQ Advisors Trust

sinking funds, medium term notes, callable and putable bonds, and 144A bonds. The Portfolio may also purchase or sell futures contracts on fixed income securities and enter into swap contracts in lieu of investing directly in fixed income securities themselves. In selecting the Portfolio’s investments in fixed income securities, the Sub-Adviser seeks to create a fixed income allocation with a risk and return profile similar to that of the Markit iBoxx® USD Liquid Investment Grade Index, which is an unmanaged index consisting of liquid, U.S. dollar-denominated, investment-grade (as determined by Markit Indices Limited, the index provider) corporate bonds. As of the date of this Prospectus, the bonds eligible for inclusion in the Index have at least three years to maturity (or at least three years and six months to maturity for new Index constituents).

The Sub-Adviser also will implement a volatility management strategy that seeks to reduce the Portfolio’s market risk exposure and overall volatility during periods of expected heightened market volatility. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in the Portfolio’s returns. To implement this volatility management strategy, the Sub-Adviser’s analysis will emphasize short-term market movements while also considering market correlations over longer-term periods. When the expected market volatility increases to a certain level as determined by the Sub-Adviser based on its volatility management strategy, the Portfolio may reduce its exposure to equity investments by shorting equity index futures or by investing up to 100% of its target equity allocation in cash or cash equivalents. During such times, the Portfolio’s overall exposure to equity investments may deviate significantly from its target allocation and could be substantially less than 65% of the Portfolio’s net assets (and could be 0%). In addition, over time the use of a volatility management strategy could result in the Portfolio’s having average exposure to equity investments that is lower than its target allocation. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including during periods when market values are increasing, but market volatility is high. In addition, these actions may expose the Portfolio to costs to which it would otherwise not have been exposed and, if unsuccessful, may result in substantial losses. Under normal market conditions, the Portfolio seeks to maintain, over an extended period of years, an average annualized volatility in the Portfolio’s daily equity returns of not more than 20%. The magnitude of the changes (or volatility) in the Portfolio’s daily equity returns is measured by standard deviation. The Sub-Adviser may determine, in its sole discretion, not to implement the volatility management strategy or to allocate the Portfolio’s assets in a manner different than the target allocations described above for various reasons including, but not limited to, if the volatility management strategy would result in de minimis trades or result in excess trading due to expected flows into or out of the Portfolio, or in connection with market events and conditions and other circumstances as determined by the Sub-Adviser. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

In pursuing its investment objectives, the Portfolio may also invest in derivatives for the efficient management of the Portfolio (including to enhance returns), to implement the volatility management strategy, or for the hedging of certain market risks. It is anticipated that the Portfolio’s derivative instruments will consist of long and short positions on exchange-traded equity and fixed income futures contracts as well as currency forwards. The Portfolio also may utilize other types of derivatives, such as swaps, and may engage in short sales. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes.

From time to time or potentially for extended periods of time in periods of continued market distress, the Portfolio may maintain a considerable percentage of its total assets in cash and cash equivalent instruments, including money market funds, as margin or collateral for the Portfolio’s obligations under derivative transactions, to implement the volatility management strategy, and for other portfolio management purposes. The larger the value of the Portfolio’s derivative positions, as opposed to positions held in non-derivative instruments, the more the Portfolio will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Portfolio may engage in active and frequent trading of portfolio securities in pursuing its principal investment strategies.

The Portfolio also may lend its portfolio securities to earn additional income.

The Sub-Adviser may consider the size of the Portfolio when deciding how to implement the investment strategy. For example, the Portfolio may invest primarily in ETFs and derivative instruments, rather than in individual securities, to gain broad exposure to a particular asset category.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

The following risks are described in alphabetical order and not in order of importance or potential exposure.

Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation decisions made may not produce the desired results.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio

EQ Advisors Trust	About the investment portfolios	39

may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk: The Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Portfolio could lose more than the principal amount invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time

40	About the investment portfolios	EQ Advisors Trust

for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Portfolio to carry out transactions. If the Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than those involving domestic transactions.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. As of the date of this Prospectus, interest rates are low relative to historic levels and are below zero in parts of the world. The Portfolio is subject to a greater risk of rising interest rates due to these market conditions. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. The Portfolio considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or Baa or higher by Moody’s Investors Service, Inc., or, if unrated, determined

EQ Advisors Trust	About the investment portfolios	41

by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. For example, the Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. The Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of the Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, the Portfolio may experience losses. In a market where the value of the Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Liquidity Risk: The Portfolio is subject to the risk that certain investments may be difficult or impossible for the Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure. The Portfolio may be required to dispose of other investments at unfavorable times or prices to satisfy obligations, which may result in a loss or may be costly to the Portfolio. The Portfolio also may not receive its proceeds from the sale of certain securities for an extended period of time. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market-participants are increasingly reliant upon information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: The Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

New Portfolio Risk: The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Portfolio is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

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Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Volatility Management Risk: The Sub-Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Sub-Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Sub-Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Sub-Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Risk/Return Bar Chart and Table

Performance information will be available in the Prospectus after the Portfolio has been in operation for one full calendar year.

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	December 2018
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	December 2018

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Sub-Adviser: QS Investors, LLC (“QS Investors” or the “Sub-Adviser”), a wholly-owned subsidiary of Legg Mason, Inc.

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Adam Petryk, CFA®	President and Portfolio Manager of QS Investors	December 2018
Thomas Picciochi, CAIA®	Head of Multi-Asset Portfolio Management and Portfolio Manager of QS Investors	December 2018
Ellen Tesler	Portfolio Manager of QS Investors	December 2018

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares of the Portfolio are sold only to other portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity plans.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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2. More information on fees and expenses

Management Fees

Each Portfolio pays a fee to the Adviser for management services. The following tables show the current contractual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolios, which have not operated for a full fiscal year.

Portfolios	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/American Century Moderate Growth Allocation Portfolio	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/AXA Investment Managers Moderate Allocation Portfolio	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/First Trust Moderate Growth Allocation Portfolio	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/Goldman Sachs Growth Allocation Portfolio	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/Invesco Moderate Growth Allocation Portfolio	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/Legg Mason Growth Allocation Portfolio	0.800%	0.750%	0.725%	0.700%	0.675%

The Sub-Advisers are paid by the Adviser. Changes to the advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by the Adviser, without shareholder approval. However, any amendment to an investment management agreement between FMG LLC and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Portfolio will be submitted to shareholders for approval.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management and advisory agreements with respect to the Portfolios will be available in the Trust’s Semi-Annual Report to Shareholders for the period ending June 30, 2019.

Administrative Fees

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program.

For administrative services, in addition to the management fee, each Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500 per Portfolio. The table below shows the Portfolios’ asset-based administration fee rates based on aggregate average daily net assets of the Portfolios and certain other portfolios of the Trust that are offered in other prospectuses:

0.140% of the first $60 billion;
0.110% of the next $20 billion;
0.0875% of the next $20 billion; and
0.0800% thereafter

Expense Limitation Agreement

In the interest of limiting through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio listed in the following table, the Adviser has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolios listed below so that the annual operating expenses (including acquired fund fees and expenses) of each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:

Expense Limitation Provisions

	Total Expenses Limited to (% of average daily net assets)
Portfolios	Class IB Shares	Class K Shares
EQ/American Century Moderate Growth Allocation Portfolio	1.200%	0.950%
EQ/AXA Investment Managers Moderate Allocation Portfolio	1.200%	0.950%
EQ/First Trust Moderate Growth Allocation Portfolio	1.200%	0.950%
EQ/Goldman Sachs Growth Allocation Portfolio	1.200%	0.950%
EQ/Invesco Moderate Growth Allocation Portfolio	1.200%	0.950%
EQ/Legg Mason Growth Allocation Portfolio	1.200%	0.950%

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The Adviser may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the combination of the Portfolio’s expense ratio and such reimbursements does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses.

Payments or waivers will increase returns and yield, and reimbursement of payments or waivers will decrease returns and yield.

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3. More information on strategies and risks

Strategies

Changes in Investment Objectives and Investment Strategies

As described in this Prospectus, each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of a Portfolio are not fundamental policies and may be changed without a shareholder vote. In addition, to the extent a Portfolio is new or is undergoing a transition (such as a rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.

Asset Allocation Strategies

As described in this Prospectus, by adjusting investment exposure among the various asset classes in a Portfolio, a Sub-Adviser will attempt to reduce overall portfolio volatility and mitigate the effects of extreme market environments, without sacrificing long-term returns. A Portfolio may gain or adjust exposure to each asset class either through transactions in individual securities or Underlying ETFs, as applicable, or through other instruments, including derivatives.

Underlying ETFs

The EQ/First Trust Moderate Growth Allocation Portfolio invests primarily in securities issued by the Underlying ETFs. Accordingly, the Portfolio’s performance depends upon a favorable allocation by the Sub-Adviser among the Underlying ETFs as well as the ability of the Underlying ETFs to generate favorable performance. In general, the Underlying ETFs are designed to provide investment results corresponding to an index of securities. The Portfolio may also invest in actively managed Underlying ETFs. The Underlying ETFs may trade at relatively modest discounts and premiums to their net asset values. However, some Underlying ETFs may have a limited operating history, and information may be lacking regarding the actual performance and trading liquidity of these Underlying ETFs for extended periods or over complete market cycles. In addition, there is no assurance that the listing requirements of the various exchanges on which the Underlying ETFs trade will be met to continue listing on that exchange. If substantial market or other disruptions affecting the Underlying ETFs occur in the future, the liquidity and value of the assets of the Portfolio, and thus the value of the Portfolio’s shares, also could be substantially and adversely affected.

Generally, the EQ/First Trust Moderate Growth Allocation Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolio) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The EQ/First Trust Moderate Growth Allocation Portfolio may rely on these exemptive orders in investing in ETFs.

The table below lists the Underlying ETFs in which the EQ/First Trust Moderate Growth Allocation Portfolio currently may invest. The list of Underlying ETFs may change from time to time at the discretion of the Sub-Adviser without notice or shareholder approval. The Portfolio will not necessarily invest in every Underlying ETF at one time. Additional information regarding the Underlying ETFs is included in their current prospectuses.

US Large Cap

SPDR® S&P 500® ETF Trust

Vanguard 500 Index Fund ETF

US Mid Cap

iShares® Core S&P Mid-Cap ETF

US Small Cap

iShares® Russell 2000 ETF

International Developed

iShares® Core MSCI EAFE ETF

Investment Grade

iShares® iBoxx $ Investment Grade Corporate Bond ETF

Active Management Strategies

With respect to Portfolios that utilize active management strategies, a Sub-Adviser has complete discretion to select portfolio securities for its portion of a Portfolio’s assets, subject to the Portfolio’s investment objectives, restrictions and policies and other parameters that may be developed from time to time by the Adviser. In selecting investments, the Sub-Advisers use their proprietary investment strategies, which are summarized above in the section “Investments, Risks and Performance” for each Portfolio. The following is an additional general description of certain common types of active management strategies that may be used by the Sub-Advisers to the Portfolios.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. A Sub-Adviser using this approach generally seeks out companies experiencing some or all of the following:

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high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Sub-Adviser also generally prefers companies with a competitive advantage such as unique management, marketing or research and development.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Sub-Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Core investing is an investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Fundamental analysis generally involves the analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Additional Information about the Investment Strategies

The following provides additional information regarding the principal investment strategies discussed in the “About the Investment Portfolios — Investments, Risks, and Performance — Principal Investment Strategy” section for each Portfolio, and additional investment strategies that a Portfolio may employ in pursuing its investment objective. The Portfolios also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the Portfolios’ Statement of Additional Information (“SAI”).

Cash and Short-Term Investments. A Portfolio may hold cash or invest in short-term paper and other short-term investments as deemed appropriate by the investment manager. Short-term paper generally includes any note, draft bill of exchange or banker’s acceptance payable on demand or having a maturity at the time of issuance that does not exceed nine months or any renewal thereof payable on demand or having a maturity that is likewise limited.

A Portfolio may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Adviser. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed in “Additional Information about the Investment Strategies — Securities of Other Investment Companies.”

Generally, these securities offer less potential for gains than other types of securities.

Convertible Securities. Certain Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is generally a bond, preferred stock or other security that may be converted within a specified period of time and at a pre-stated price or formula into the common stock of the same or a different issuer. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its senior debt obligations. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Currency. A Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. Forward foreign currency exchange contracts (“forward contract”) are a type of derivative that may be utilized by a Portfolio. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives. A Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. In general terms,

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a derivative instrument is an investment contract, the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps (including interest rate swaps, total return swaps, currency swaps, credit default swaps and contracts for difference) and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which a Portfolio may invest. A Portfolio that engages in derivatives transactions may maintain a significant percentage of its assets in cash, cash equivalent instruments or other liquid assets, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Equity Securities. The Portfolios may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.

Exchange-Traded Funds (“ETFs”). A Portfolio may invest in ETFs. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, an ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Dow Jones, Russell or Morgan Stanley Capital International) selects as representative of a market, market segment, industry sector, country or geographic region. An index-based ETF generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities). Accordingly, an index-based ETF is designed so that its performance, before fees and expenses, will correspond closely with that of the index it tracks. ETFs also may be actively managed. By investing in a Portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses.

Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs.

Fixed Income Securities. A Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities. The Portfolios may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures. A Portfolio may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to

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increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolio will invest are highly standardized contracts that typically trade on futures exchanges.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded.

Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Initial Public Offerings (“IPOs”). Each of the Portfolios that may invest in equity securities may participate in the IPO market, and a significant portion of those Portfolios’ returns may be attributable to their investment in IPOs, which have a magnified impact on portfolios with small asset bases. An IPO is generally the first sale of stock by a company to the public. Companies offering an IPO are sometimes new, young companies or sometimes companies which have been around for many years but are deciding to go public. Prior to an IPO, there is generally no public market for an issuer’s common stock and there can be no assurance that an active trading market will develop or be sustained following the IPO. Therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations.

Insured Bank Obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Portfolios may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the limit for illiquid investments for each Portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Grade Securities. A Portfolio may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the Adviser or the applicable Sub-Adviser to be of comparable quality. Securities with lower investment grade ratings, while normally exhibiting adequate protection parameters, may possess certain speculative characteristics as well. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Large-Cap Companies. A Portfolio may invest in the securities of large-cap companies. These companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes.

Mid-Cap, Small-Cap and Micro-Cap Companies. A Portfolio may invest in the securities of mid-, small- and micro-cap companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management group. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Options. A Portfolio may write and purchase put and call options, including exchange-traded or over-the-counter put and call options on securities indices and put and call options on ETFs tracking certain securities indices, for hedging and non-hedging purposes and for the purpose of achieving its objective. In general, options give the purchaser the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. A securities index option and an ETF option are option contracts whose values are based on the value of a securities index at some future point in time. A securities index fluctuates with changes in the market values of the securities included in the index. The effectiveness of

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purchasing or writing securities index options will depend upon the extent to which price movements in the Portfolio’s investment portfolio correlate with price movements of the securities index. By writing (selling) a call option, the Portfolio forgoes, in exchange for the premium less the commission, the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing (selling) a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

Portfolio Turnover. The Portfolios do not restrict the frequency of trading to limit expenses. A Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Preferred Stocks. A Portfolio may invest in preferred stock. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

Real Estate Investment Trusts (“REITs”). Certain Portfolios may invest in REITs, which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate and are defined by the federal tax law. A REIT is not subject to federal corporate income tax, provided it complies with a number of Internal Revenue Code requirements, including distributing a significant portion of its net income to its shareholders. Various other countries have also adopted REIT-like structures that receive comparable tax treatment, provided certain requirements are met.

Securities of Other Investment Companies. Certain Portfolios may invest in the securities of other investment companies, including ETFs, to the extent permitted by applicable law. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the 1940 Act, which prohibit the acquisition of shares of other investment companies in excess of certain limits. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios may rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies indirectly bears the fees and expenses of those investment companies.

Short Sales. A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Swaps. A Portfolio may engage in swap transactions. Swap contracts are derivatives in the form of a contract or other similar instrument that is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified security or index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, total return on equity securities, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).

Temporary Defensive Investments. For temporary defensive purposes in response to adverse market, economic, political or other conditions, each Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment objective.

U.S. Government Securities. A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Each Portfolio

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follows a distinct set of Investment strategies. Consequently, each Portfolio may be subject to different risks. Some of the risks of investing in the Portfolios are discussed below, including the principal risks of the Portfolios as discussed in “About the Investment Portfolios — Investments, Risks, and Performance — Principal Risks.” However, other factors may also affect a Portfolio’s investment results. There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

To the extent the EQ/First Trust Moderate Growth Allocation Portfolio invests in Underlying ETFs that invest primarily in certain types of securities or other instruments (such as equity securities and other equity instruments, fixed income securities and other fixed income instruments, or foreign securities), the performance of the Portfolio will be subject to the risks of investing in such securities or other instruments. The Underlying ETFs have principal investment strategies that come with inherent risks. Certain Underlying ETFs may emphasize different market sectors. Some of the risks, including principal risks of investing in the Underlying ETFs, are discussed below. More information about the Underlying ETFs is available in their respective prospectuses. Because the EQ/First Trust Moderate Growth Allocation Portfolio invests in Underlying ETFs, the return on your investment will be based on the risks and rewards of the Underlying ETFs’ investments. In this section, the term “Portfolio” may include the EQ/First Trust Moderate Growth Allocation Portfolio, an Underlying ETF, or both.

General Investment Risks: Each Portfolio is subject to the following risks:

Asset Class Risk: A Portfolio is subject to the risk that the returns from the asset classes, or types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.

Cybersecurity and Operational Risk: A Portfolio, its service providers, and third-party fund distribution platforms, and your ability to transact with a Portfolio, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Portfolio or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on a Portfolio and its shareholders.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Portfolio or its shareholders. The Adviser, through its monitoring and oversight of Portfolio service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Adviser, Portfolio service providers, or third-party fund distribution platforms to identify all of the cybersecurity or other operational risks that may affect a Portfolio or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which a Portfolio invests are heavily dependent on computers for data storage and operations and require ready access to the internet to conduct their businesses. Thus, cybersecurity incidents could also affect issuers of securities in which a Portfolio invests, leading to significant loss of value.

Insurance Fund Risk: The Portfolios are available through Contracts offered by insurance company affiliates of the Adviser, and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Adviser’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Adviser is subject to conflicts of interest in connection with providing advice to, or developing strategies and models used to manage, a Portfolio. The performance of a Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company affiliates may

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be material. The performance of a Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract. Please refer to your Contract prospectus for more information about any benefits and guarantees offered under the Contract. Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Issuer-Specific Risk: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as litigation or natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large Shareholder Risk: A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by affiliates of the Adviser. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its affiliates also may be subject to conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio.

Market Risk: A Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. The value of a security may also decline due to factors which affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

New Portfolio Risk: The Portfolios are newly or recently established and have limited operating history. A new Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long-term and a Portfolio may not be successful in implementing its respective investment strategies. Portfolio performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the Portfolio is fully invested. In addition, investment positions may have a disproportionate impact (negative or positive) on performance in new Portfolios. There can be no assurance that such Portfolios will grow to or

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maintain an economically viable size, which could result in a Portfolio, including a Portfolio offered by this Prospectus, being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Management Risk: A Portfolio is subject to the risk that strategies used by the investment manager(s) and their securities selections fail to produce the intended results.

Recent Market Conditions Risk: The financial crisis that began in 2008 was followed in many Western countries by a long period of growth that was slower than the historical average, the disappearance of some traditional industries and jobs, and an uneven distribution of economic opportunities. This in turn has spurred some countries, including the U.S., to adopt or consider adopting more protectionist trade policies, to adopt more business-friendly regulatory regimes, and to enact a reduced corporate income tax rate (as the U.S. recently did) or to consider reducing corporate income tax rates. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal income taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Changes in market conditions will not have the same impact on all types of securities.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. The Federal Reserve has begun to raise interest rates which, if it continues, may heighten interest rate risk and redemption risk, among other risks, for a Portfolio. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. On March 29, 2017, Prime Minister Theresa May provided the European Council formal notification of the United Kingdom’s intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon. This formal notification begins a two-year period of negotiations about the terms of the United Kingdom’s exit from the EU. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.

Some countries where economic conditions are still recovering from the 2008 crisis are perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.

Regulatory changes adopted in response to the 2008 crisis have caused some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. Reduced access to borrowing may negatively affect many issuers worldwide.

Because the impact of these events on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Unexpected political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Regulatory Risk: Each Portfolio is subject to regulation by the Securities and Exchange Commission (“SEC”), and to a variety of laws and regulations which govern its operations. Similarly,

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the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws or regulations may materially impact a Portfolio, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, or may impact a Portfolio’s investment policies or strategies, or may reduce the attractiveness of an investment. A Portfolio also may incur additional costs to comply with any new requirements as well as to monitor for compliance with any new requirements going forward.

Risk Management: The Adviser and Sub-Advisers undertake certain analyses with the intention of identifying particular types of risks and reducing a Portfolio’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Portfolio’s exposure to such events; at best, it can only reduce the possibility that the Portfolio will be affected by adverse events, and especially those risks that are not intrinsic to the Portfolio’s investment program. While the prospectus describes material risk factors associated with a Portfolio’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Adviser or Sub-Advisers will identify all of the risks that might affect the Portfolio, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Portfolio’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Sub-Adviser Selection Risk: A Portfolio is subject to the risk that the Adviser’s process for selecting or replacing a Sub-Adviser and its decision to select or replace a Sub-Adviser does not produce the intended results.

In addition, the Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. Since the Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. The Adviser or its affiliates also have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its affiliates (including those in which the Portfolios serve as investment options), which could financially benefit the Adviser and its affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another. In addition, the Adviser’s and/or its affiliates’ other existing or potential business relationships, including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers. When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus.

Valuation Risk: The price at which a Portfolio sells any particular investment may differ from the Portfolio’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require a Portfolio to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Investors who purchase or redeem Portfolio shares on days when the Portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Portfolio had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before a Portfolio determines its net asset value. A Portfolio’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

As indicated in “About the Investment Portfolios — Investments, Risks, and Performance — Principal Risks,” a particular Portfolio may be subject to the following as principal risks. In addition, to the extent a Portfolio invests in a particular type of investment, it will be subject to the risks of such investment as described below:

Allocation Risk: A Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation decisions made may not produce the desired results.

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Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, a Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect a Portfolio’s performance due to missed investment opportunities and may also subject a Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations, and costs, such as any fees imposed for large cash balances.

Concentration Risk: If an Underlying ETF concentrates, or invests a higher percentage of its assets, in the securities of a particular issuer or issuers in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, that Underlying ETF may be adversely affected by the performance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by the Portfolio in convertible debt securities may not be subject to any ratings restrictions, but a Portfolio’s investment manager will consider ratings, and any changes to ratings, in its determination of whether the Portfolio should invest in and/or continue to hold the securities. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent a Portfolio invests in convertible securities, it will be subject to the risks of investing in these companies. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies. Convertible securities are normally “junior” securities, which means an issuer usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Portfolio could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Counterparty Risk: A Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.

Credit Risk: A Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings also may be influenced by conflicts of interest. Credit ratings represent a rating agency’s opinion regarding the quality of a security and are not a guaranty of quality. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. When a fixed income security is not rated, an investment manager may have to assess the risk of the security itself. In addition, proposed legislation and regulations to reform rating agencies could adversely impact a Portfolio’s investments or investment process.

Derivatives Risk: A derivative instrument is an investment contract, the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market

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indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from, and in some respects greater than, those associated with traditional securities and may involve increased transaction costs. The successful use of derivatives will usually depend on the Adviser’s or a Sub-Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Adviser or a Sub-Adviser does not predict correctly the direction of asset prices, interest rates and other economic factors, a Portfolio’s derivatives position could lose value. A Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Portfolio’s returns. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a Portfolio, especially in abnormal market conditions. The use of derivatives may increase the volatility of a Portfolio’s net asset value. Derivatives may be leveraged such that a small investment can have a significant impact on a Portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives, and the resulting inability of a Portfolio to sell or otherwise close out a derivatives position, could expose the Portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Assets segregated to cover these transactions may decline in value, may become illiquid, and are not available to meet redemptions. The need to segregate assets could limit a Portfolio’s ability to pursue other opportunities as they arise. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer unlimited losses related to its derivatives positions as a result of unanticipated market movements if, for example, the position is on the short (sell) side of a futures transaction or the Portfolio is acting as the grantor of an option. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, derivatives traded over-the-counter that are uncleared do not benefit from the protections provided by exchanges and central counterparties (derivatives clearing organizations and clearing corporations) in the event that a counterparty is unable to fulfill its contractual obligation. Such uncleared over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives that are cleared by a central counterparty. When a derivative is used as a hedge against a position that a Portfolio holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Portfolio will engage in derivative transactions to reduce exposure to other risks when that might be beneficial.

The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a Portfolio realizes from its investments. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. The federal income tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.” In particular, the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by a Portfolio more costly, and may otherwise adversely impact the performance and value of derivatives. Under the Dodd-Frank Act, a Portfolio also may be subject to additional recordkeeping and reporting requirements. Other future regulatory developments may also impact a Portfolio’s ability to invest, or remain invested, in certain derivatives. For example, future regulations may require a Portfolio to comply with specific exposure or position limitations and may impose additional requirements on the assets used to cover the Portfolio’s derivatives transactions. The Adviser or a Sub-Adviser may also make trading decisions for other portfolios and clients that may restrict the amount of trading it may engage in on behalf of a Portfolio. Legislation or regulation may also change the way in which a Portfolio itself is regulated. There can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment objective.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Equity securities generally have greater price volatility than fixed-income securities.

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Exchange-Traded Funds Risk: A Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in a Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, a Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. A Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The extent to which the investment performance and risks associated with a Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary. ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance not to match the performance of its index. An ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results.

Moreover, there is the risk that an ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Financial Services Sector Risk: To the extent a Portfolio invests in the financial services sector, the value of the Portfolio’s shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Portfolio’s shares could experience significantly greater volatility than the value of shares of portfolios investing more broadly.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investments in U.S. securities. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. A Portfolio could also underperform if it invests in countries or regions whose economic performance falls short. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in

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interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners. In June 2016, the United Kingdom (the “UK”) voted to withdraw from the EU, commonly referred to as “Brexit.” The impact of Brexit is so far uncertain. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU (or the possibility of such withdrawals) could cause additional market disruption globally.

Geographic Concentration Risk: A Portfolio that invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

International Fair Value Pricing Risk: A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board of Trustees believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment sub-adviser’s ability to implement a Portfolio’s investment strategy (e.g., reducing the volatility of the Portfolio’s share price) or achieve its investment objective.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as

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are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for a Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than those involving domestic transactions.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Industrials Sector Risk: The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.

Information Technology Sector Risk: Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Initial Public Offering (“IPO”) Risk: Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. Therefore, a Portfolio may hold IPO shares for a very short period of time. At times, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, if, for example, only a small portion of the securities being offered in an IPO are made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities allocated to any one Portfolio may decrease. To the extent a Portfolio with a small asset base invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. The impact of IPOs on such a Portfolio’s performance will likely decrease as the Portfolio’s asset size increases, which could reduce the Portfolio’s returns. There is no guarantee that as such a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in profitable IPOs.

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Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price Thus, the sensitivity of a Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in federal tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. However, there can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, or that any such policy will have the desired effect on interest rates.

As of the date of this Prospectus, interest rates in the United States are low relative to historic levels but may rise significantly and rapidly, potentially resulting in losses to a Portfolio. During periods of very low or negative interest rates, a Portfolio may be unable to maintain positive returns. Changing interest rates, including falling rates, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent a Portfolio is exposed to such interest rates.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. A Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics and may possess certain speculative characteristics.

Investment Style Risk: A Portfolio may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. A Portfolio using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such a Portfolio also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Portfolio using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it takes a short position, engages in derivatives transactions, invests collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impair the Portfolio’s ability to pursue its objectives.

A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the

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assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

Liquidity Risk: A Portfolio is subject to the risk that certain investments may be difficult or impossible for a Portfolio to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, which may require a Portfolio to dispose of other investments at unfavorable times or prices to satisfy obligations and may result in a loss or may be costly to the Portfolio. Judgment plays a greater role in valuing illiquid investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which a Portfolio is carrying them. A Portfolio also may not receive its proceeds from the sale of certain securities for an extended period of time. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets. There has generally been less liquidity in the markets worldwide since the financial crisis that began several years ago.

Mid-Cap, Small-Cap and Micro-Cap Company Risk: A Portfolio’s investments in mid-, small- and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small-and micro-cap company securities tend to rise and fall in value more frequently than the prices of securities of larger companies. Although investing in mid-, small- and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their securities could decline significantly. In general, these risks are greater for small-and micro-cap companies than for mid-cap companies. Investing more heavily in one market capitalization category (large, medium or small) carries the risk that due to market conditions that category may be out of favor with investors.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Extensive changes to the rules that govern money market funds became effective in October 2016. These changes affect the manner in which money market funds are structured and operated and may impact a money market fund’s expenses, returns and liquidity. The full impact of the changes may not be known for some time.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities. Preferred stock also may be less liquid than common stock. To the extent that a Portfolio invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Portfolio’s investments to decline.

Prepayment Risk and Extension Risk: Prepayment risk is the risk that the principal on securities held by a Portfolio may be paid off by the issuer more quickly than originally anticipated, and the Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated

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to pay off debt and refinance at new lower rates. Extension risk is the risk that the principal on securities held by a Portfolio may be paid off by the issuer more slowly than originally anticipated. Rising interest rates generally result in slower payoffs, which effectively increase the duration of certain debt securities, heighten interest rate risk, and increase the magnitude of any resulting price declines.

Privately Placed and Other Restricted Securities Risk: Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to a Portfolio. The SEC has adopted Rule 144A, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio’s illiquidity. The Adviser or Sub-Adviser may determine that certain securities qualified for trading under Rule 144A are liquid. Where registration of a security is required, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Portfolio desires to sell (and therefore decides to seek registration of) the security, and the time the Portfolio may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which a Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing a Portfolio’s net asset value.

Quantitative Investing Risk: A portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Data for some companies, particularly for non-U.S. companies, may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. The Portfolio’s securities selection can be adversely affected if it relies on erroneous or outdated data or flawed models or computer systems. As a result, the Portfolio may have a lower return than if the Portfolio were managed using a fundamental analysis or an index based strategy that did not incorporate quantitative analysis.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. Real estate investment trusts (REITs) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. The risk of defaults is generally higher in the case of mortgage pools that include subprime mortgages involving borrowers with blemished credit histories. Operating REITs requires specialized management skills, and a Portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the Portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on an investing Portfolio. Similar treatment may also apply to REIT-like entities under the laws of the countries in which they were formed. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade

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less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Redemption Risk: A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. The market-making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Increased redemptions from mutual funds that hold large amounts of fixed income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Repurchase Agreements Risk: Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. A Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Risks of Investing in Other Investment Companies: A Portfolio that invests in other investment companies will indirectly bear fees and expenses paid by those investment companies, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset values of the other investment companies in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the other investment companies invest, and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the other investment companies to meet their objectives. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular investment company will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the investment company, which will vary. The other investment companies may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the investment company at a time that is unfavorable to the Portfolio.

Risks Related to Investments in Underlying ETFs: A Portfolio that invests in Underlying ETFs will indirectly bear fees and expenses paid by those Underlying ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Portfolio’s performance depends upon a favorable allocation by the Adviser among the Underlying ETFs, as well as the ability of the Underlying ETFs to generate favorable performance. The Underlying ETFs’ investment programs may not be complementary, which could adversely affect a Portfolio’s performance. In addition, the Portfolio’s net asset value is subject to fluctuations in the market values of the Underlying ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the Underlying ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the Underlying ETFs to meet their investment objectives. In addition, because each Underlying ETF is managed independently, the same security may be held by different Underlying ETFs, or may be acquired for one portfolio at a time when another portfolio deems it appropriate to dispose of the security, resulting in higher indirect expenses without accomplishing any net investment result. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying ETF, which will vary. The Underlying ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an Underlying ETF at a time and price that is unfavorable to the Portfolio.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an Underlying ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an Underlying ETF’s securities and those in the index it seeks to track, rounding of prices, changes

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to the indices and regulatory policies may cause an Underlying ETF’s performance not to match the performance of its index. An Underlying ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the Underlying ETF could result in a greater decline in net asset value than would be the case if the Underlying ETF held all of the securities in the index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an Underlying ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the Underlying ETF manager may not produce the intended results.

Moreover, there is the risk that an Underlying ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the Underlying ETFs could be substantially and adversely affected. In addition, because Underlying ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an Underlying ETF may be different from the net asset value of such ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Sector Risk: To the extent a Portfolio invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect that sector, industry, or sub-sector. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Portfolio’s performance could also be affected if the sector, industry, or sub-sector does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Securities Lending Risk: A Portfolio may lend its portfolio securities to broker-dealers approved by the Board of Trustees to seek income. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks of lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Sub-Adviser, the consideration to be earned from such loans would justify the risk.

Securities Selection Risk: The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform the markets, its benchmark index(es) or other funds with the same objective or in the same asset class.

Short Position Risk: A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains. Short sales involve greater reliance on an investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, a Portfolio could be deemed to be employing a form of leverage, which creates special risks. A Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss more than it would be without the use of leverage. Market factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price. In addition, a lender of securities may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice. If this happens, the Portfolio may have to buy the securities sold short at an unfavorable price. When a Portfolio is selling stocks short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Portfolio may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Portfolio’s ability to pursue other opportunities as they arise.

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Tax Risk: A Portfolio is subject to the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, and commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Portfolio’s taxable income or gains and distributions.

U.S. Government Securities Risk: Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association

(Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)), are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and repayment of principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a Portfolio. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government related organizations may not have the funds to meet their payment obligations in the future. Further, any government guarantees on U.S. government securities that a Portfolio owns extend only to the timely payment of interest and repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Portfolio.

Unrated Debt Securities Risk: Unrated debt securities determined by the investment manager to be of comparable quality to rated securities may be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

Volatility Management Risk: A Sub-Adviser from time to time may employ various volatility management techniques or make short-term adjustments to a Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing a Portfolio. Although these actions are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when a Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by a Sub-Adviser. Volatility is a statistical measure of the magnitude of changes in a portfolio’s returns. A higher volatility level generally indicates higher risk and often results in more frequent and sometimes significant changes in a portfolio’s returns. The result of a Portfolio’s volatility management strategy will be subject to a Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Sub-Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of a Portfolio’s volatility management strategy also will be subject to a Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and a Sub-Adviser may be unable to execute the volatility management strategy in a timely manner or at all. A Sub-Adviser uses proprietary modeling tools to implement a Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose a Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by a Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent a Portfolio from achieving the intended volatility management or could cause a Portfolio to underperform or experience losses (some of which may be sudden) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit a Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in a Portfolio, may result in underperformance by a Portfolio. For example, if a Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. A Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used. In addition, the Adviser and its insurance company affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such

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as futures contracts) as a Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio invests, directly or indirectly, and could have an adverse impact on a Portfolio’s performance. Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies.

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4. Information regarding the underlying ETFs

The following is additional information regarding the Underlying ETFs in which the EQ/First Trust Moderate Growth Allocation Portfolio currently may invest, including principal investment objectives, principal investment strategies and principal investment risks identified by the Underlying ETFs. If you would like more information about the Underlying ETFs, their Prospectuses and Statements of Additional Information are available by contacting your financial professional. The information below is derived from disclosures contained in each Underlying ETF’s Prospectus. The Adviser makes no representations regarding the accuracy or completeness of this information.

The Portfolio’s Sub-Adviser may add new Underlying ETFs or replace existing Underlying ETFs without notice or shareholder approval.

Underlying ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risk
US Large Cap
SPDR® S&P 500® ETF Trust	Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index (the “Index”).	The Fund seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index, with the weight of each stock in the portfolio substantially corresponding to the weight of such stock in the Index.	• Passive Strategy/Index Risk • Index Tracking Risk • Equity Investing Risk
Vanguard 500 Index Fund ETF	Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.	The Fund employs an indexing investment approach designed to track the performance of the Standard & Poor’s 500 Index (the “Index”), a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.	• Stock Market Risk • Investment Style Risk • ETF Risk

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Underlying ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risk
US Mid Cap
iShares® Core S&P Mid-Cap ETF	Seeks to track the investment results of an index composed of mid-capitalization U.S. equities.	The Fund employs an indexing investment approach designed to track the performance of the S&P MidCap 400® Index (the “Index”), by generally investing at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Information Technology Sector Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Mid-Capitalization Companies Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Tracking Error Risk

US Small Cap
iShares® Russell 2000 ETF	Seeks to track the investment results of an index composed of small-capitalization U.S. equities.	The Fund employs an indexing investment approach designed to track the performance of the Russell 2000® Index (the “Index”), by generally investing at least 90% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Healthcare Sector Risk

•  Index-Related Risk

•  Issuer Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Small-Capitalization Companies Risk

•  Tracking Error Risk

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Underlying ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risk
International Developed
iShares® Core MSCI EAFE ETF	Seeks to track the investment results of an index composed of large-, mid- and small-capitalization developed market equities, excluding the U.S. and Canada.	The Fund employs an indexing approach to track the performance of the MSCI EAFE IMI Index (the “Index”), by generally investing at least 90% of its assets in the component securities of the Index and in investments that have economic characteristics that are substantially identical to the component securities of the Index. The Fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in securities not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Assets Under Management (AUM) Risk

•  Authorized Participant Concentration Risk

•  Concentration Risk

•  Currency Risk

•  Cyber Security Risk

•  Equity Securities Risk

•  Financials Sector Risk

•  Geographic Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Issuer Risk

•  Large-Capitalization Companies Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  National Closed Market Trading Risk

•  Non-U.S. Securities Risk

•  Operational Risk

•  Passive Investment Risk

•  Reliance on Trading Partners Risk

•  Risk of Investing in Developed Countries

•  Risk of Investing in Japan

•  Securities Lending Risk

•  Structural Risk

•  Tracking Error Risk

•  Valuation Risk

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Underlying ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risk
Investment Grade
iShares® iBoxx $ Investment Grade Corporate Bond ETF	Seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds.	The Fund employs an indexing approach designed to track the performance of the Markit iBoxx® USD Liquid Investment Grade Index (the “Index”), by generally investing at least 90% of its assets in securities of the Index and at least 95% of its assets in investment-grade corporate bonds. The Fund may invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents as well as bonds not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. The Fund’s adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

•  Asset Class Risk

•  Authorized Participant Concentration Risk

•  Call Risk

•  Concentration Risk

•  Credit Risk

•  Cyber Security Risk

•  Extension Risk

•  Financials Sector Risk

•  Geographic Risk

•  Income Risk

•  Index-Related Risk

•  Industrials Sector Risk

•  Interest Rate Risk

•  Issuer Risk

•  Liquidity Risk

•  Management Risk

•  Market Risk

•  Market Trading Risk

•  Operational Risk

•  Passive Investment Risk

•  Risk of Investing in the United States

•  Securities Lending Risk

•  Security Risk

•  Tracking Error Risk

EQ Advisors Trust	Information regarding the underlying ETFs	71

5. Management of the Trust

This section gives you information on the Trust, the Adviser and the Sub-Advisers for the Portfolios.

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among one hundred and nine (109) Portfolios, sixty-one (61) of which are authorized to issue Class IA, Class IB and Class K shares, and forty-eight (48) of which are authorized to issue Class IB and Class K shares. This Prospectus describes the Class IB and Class K shares of six (6) Portfolios. Each Portfolio has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.

The Trust’s Board of Trustees oversees generally the operations of the Portfolios. The Trust enters into contractual arrangements with various parties, including among others, the Adviser, Sub-Advisers, custodian, and accountants, who provide services to the Portfolios. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Portfolios that you should consider in determining whether to purchase Portfolio shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the Trust or a Portfolio and any shareholder, or to create any right in any shareholder or other person other than any rights under federal or state law that may not be waived.

The Adviser

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, is the Adviser to each Portfolio. FMG LLC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended. FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to each of the Portfolios offered by this Prospectus. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is a wholly-owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. FMG LLC serves as the investment adviser to mutual funds and other pooled investment vehicles, and had approximately $110.5 billion in assets under management as of December 31, 2017.

The Adviser provides or oversees the provision of all investment advisory, portfolio management and administrative services to the Portfolios. The Adviser has supervisory responsibility for the management and investment of the Portfolios’ assets and develops the investment objectives and investment policies for the Portfolios. The Adviser also has full discretion to make all determinations with respect to the investment of a Portfolio’s assets. As further discussed below, the Adviser’s management responsibilities include the selection and monitoring of Sub-Advisers.

The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

The Adviser selects Sub-Advisers to manage a Portfolio’s assets by utilizing a due diligence process covering a number of key factors which include, but are not limited to, the Sub-Adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other Sub-Advisers (if any) retained for other allocated portions of the Portfolio.

The Adviser plays an active role in monitoring each Portfolio and Sub-Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Adviser also monitors each Sub-Adviser’s portfolio management team to determine whether its investment activities remain consistent with a Portfolio’s investment style and objectives.

Beyond performance analysis, the Adviser monitors significant changes that may impact a Sub-Adviser’s overall business. The Adviser monitors continuity in each Sub-Adviser’s operations and changes in investment personnel and senior management. The Adviser performs due diligence reviews with each Sub-Adviser no less frequently than annually.

The Adviser obtains detailed, comprehensive information concerning Portfolio and Sub-Adviser performance and Portfolio operations that is used to supervise and monitor the Sub-Advisers and Portfolio operations. The Adviser has a dedicated team responsible for conducting ongoing investment reviews with each Sub-Adviser and for developing the criteria by which Portfolio performance is measured.

The Adviser selects Sub-Advisers from a pool of candidates, including its affiliates, to manage the Portfolios. The Adviser may hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Trust’s Board of Trustees. The Adviser also may allocate a Portfolio’s assets to additional Sub-Advisers subject to the approval of the Trust’s Board of Trustees and has discretion to allocate each Portfolio’s assets among a Portfolio’s current Sub-Advisers. The Adviser recommends Sub-Advisers for each Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Adviser does not expect to recommend frequent changes of Sub-Advisers.

If the Adviser hires, terminates or replaces a Sub-Adviser to a Portfolio or adjusts the asset allocation among Sub-Advisers in a Portfolio the affected Portfolio may experience a period of transition during

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which the securities held in the Portfolio may be repositioned in connection with the change in Sub-Adviser(s). A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions may be implemented before or after the effective date of the new Sub-Adviser’s appointment as a sub-adviser to the Portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition.

The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolios’ Sub-Advisers are:

Kenneth T. Kozlowski, CFP®, ChFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of the Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the ETF Allocated Portions since May 25, 2007. Mr. Kozlowski served as Chief Financial Officer and Treasurer of the Trust from 2002 to 2007.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of the Trust since 2007.

Information about each portfolio manager’s compensation, other accounts he manages, and his ownership of securities of the Portfolios is available in the Portfolios’ SAI.

The Adviser has received an exemptive order from the SEC to permit it, subject to the approval of the Trust’s Board of Trustees, to hire, terminate and replace Sub-Advisers and to amend the sub-advisory agreements between the Adviser and the Sub-Advisers without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser (as that term is defined in the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., AXA Investment Managers, Inc., and AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected portfolio’s shareholders.

AXA formerly owned all of the outstanding shares of common stock of AEH. On May 14, 2018, AXA sold approximately 24.5% of the outstanding shares of AEH via an initial public offering (“IPO”) on the New York Stock Exchange. Contemporaneously with the IPO, AXA sold mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021, and exchangeable into up to approximately 7% of the outstanding shares of common stock of AEH. AXA retains ownership of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

AXA anticipates selling all of its remaining interest in AEH — and, indirectly, the Adviser — through a series of sales of AEH’s common stock (the “Sell-Down Plan”) over time. On November 20, 2018, as part of the Sell-Down Plan, AXA announced the completion of a secondary offering of 60 million shares of common stock of AEH and the sale to AEH of 30 million shares of AEH. Following this sale and share buyback, and upon exchange of the MxB Notes, AXA would continue to own approximately 59% of the shares of common stock of AEH. It is possible that AXA’s further divestment of AEH may take place by means of a sale to a single buyer or group of buyers.

Prior to the Portfolios’ commencement of operations, the Board and the Portfolios’ initial sole shareholder approved (i) the investment advisory agreement between the Adviser and the Trust with respect to each Portfolio, (ii) the investment sub-advisory agreement between the Adviser and Affiliated Sub-Adviser AXA IM with respect to the EQ/AXA Investment Managers Moderate Allocation Portfolio, and (iii) the investment sub-advisory agreements between the Adviser and each of the unaffiliated Sub-Advisers with respect to the other Portfolios. It is anticipated that one or more of the transactions contemplated as part of the Sell-Down Plan would result in the automatic termination of these agreements. To ensure that the Adviser and the Sub-Advisers may continue to provide investment advisory services to the Portfolios without interruption, the Board also approved a new investment advisory agreement and new investment sub-advisory agreements for the Portfolios in connection with the Sell-Down Plan. The terms of the investment advisory and investment sub-advisory agreements approved in connection with the Sell-Down Plan are materially identical to the Portfolios’ current agreements. In addition, each Portfolio’s initial sole shareholder approved a new investment advisory agreement, and the EQ/AXA Investment Managers Moderate Allocation Portfolio’s initial sole shareholder also approved a new investment sub-advisory agreement, prompted by the Sell-Down Plan, as well as any future investment advisory and investment sub-advisory agreements prompted by the Sell-Down Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or AXA IM even if these entities undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AEH. Pursuant to the exemptive order described above, new investment sub-advisory agreements with the unaffiliated Sub-Advisers prompted by the Sell-Down Plan do not require shareholder approval, but only Board approval. Accordingly, the Adviser anticipates relying on the exemptive order to enter into new unaffiliated investment sub-advisory agreements prompted by the Sell-Down Plan.

EQ Advisors Trust	Management of the Trust	73

The Adviser and its affiliates do not anticipate that the Sell-Down Plan will have a material impact on the Adviser or any of its affiliates.

Notwithstanding the foregoing, it is possible that the completion of the Sell-Down Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AEH and its subsidiaries. AEH, today and in the future as a stand-alone entity, is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Sell-Down Plan may be implemented in phases. During the time that AXA retains a controlling interest in AEH, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AEH. A failure to implement or complete the Sell-Down Plan could create uncertainty about the nature of the relationship between AEH and AXA, and could adversely affect AEH and its subsidiaries including the Adviser. If the Sell-Down Plan is implemented fully, AEH will continue to be a publicly traded U.S. company, but will no longer be a subsidiary of AXA; the Adviser will remain a wholly-owned subsidiary of AXA Equitable, which will remain a wholly-owned subsidiary of AEH.

The Sub-Advisers

Each Portfolio’s investments are selected by one or more Sub-Advisers, which act independently of one another. The following describes each Portfolio’s Sub-Advisers and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Portfolio is available in the SAI.

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111, serves as Sub-Adviser to the EQ/American Century Moderate Growth Allocation Portfolio. American Century is a wholly-owed subsidiary of American Century Companies, Inc. As of December 31, 2017, American Century had approximately $173.3 billion in assets under management.

Cleo Chang, Rich Weiss, Radu C. Gabudean, Ph.D., Vidya Rajappa, and Rene Casis are primarily responsible for the investment decisions for the EQ/American Century Moderate Growth Allocation Portfolio.

Cleo Chang is senior vice president and head of Investment Solutions for American Century. Cleo is the firm’s most senior investment management executive responsible for setting the strategic direction of American Century’s alternative investment and exchanged traded fund initiatives. She also helps develop competitive and forward-looking proprietary and third party sub-advised investment solutions for clients. She also oversees the firm’s client portfolio management and investment communications teams. Cleo is a member of American Century’s Management Committee, a senior leadership team responsible for establishing and executing strategic priorities, as well as the firm’s Asset Allocation and Investment Oversight Committees. Prior to joining American Century in 2015, Cleo was a managing director of Wilshire Associates and chief investment officer of Wilshire Funds Management. As chief investment officer, she oversaw all investment-related functions, including manager research, portfolio management and investment research, for both traditional and alternative asset classes. She also chaired the Wilshire Funds Management Investment Committee. Previously, Cleo was the head of investment research, responsible for creating innovative investment solutions and asset allocation frameworks. Earlier in her career, she served as manager of investments with Harris myCFO Investment Advisory Services, a subsidiary of Bank of Montreal. She has worked in the industry since 1999. Cleo earned her bachelor’s degree in economics from the University of California, Berkeley and a master’s degree in business administration from the Marshall School of Business, University of Southern California.

Rich Weiss is senior vice president and Chief Investment Officer, Multi-Asset Strategies for American Century. Rich oversees portfolio management and research for the firm’s multi-asset strategies. He is also co-portfolio manager on multiple strategies including Strategic Allocation, Multi-Asset Income and One Choice Portfolios®. He also serves as a member of the firm’s Investment Oversight Committee and Asset Allocation Committee. Prior to joining American Century in 2010, Rich was executive vice president and chief investment officer of City National Bank, where he was responsible for their $12 billion investment management group and directed investment policy and strategy. Previously, he was executive vice president and chief investment officer at Sanwa Bank California, where he managed all aspects of their investment department. Earlier in his career, Rich held senior investment positions at Vantage Global Advisors, TSA Capital Management, PaineWebber and Mellon Bank. He has worked in the investment industry since 1984. Rich holds a bachelor’s degree in finance from the Wharton School of the University of Pennsylvania and an MBA from the University of Chicago. He has authored several academic papers and is well known for his advanced work in the field of global investing.

Radu C. Gabudean, Ph.D., is vice president and portfolio manager of American Century. Radu is co-portfolio manager for the firm’s multi-asset strategies, including One Choice Portfolios®, Strategic Allocation and Multi-Asset Income. He is located in the firm’s Mountain View, California office. Prior to joining American Century in 2013, Radu was vice president of quantitative strategies with Barclays Capital, where he designed and implemented asset allocation strategies. Previously, he was a quantitative portfolio modeler with Lehman Brothers and then Barclays Capital. Earlier in his career, Radu was a research assistant with the Bank of Canada. He has worked in

74	Management of the Trust	EQ Advisors Trust

the investment industry since 2001. Radu holds a bachelor’s degree in economics from York University in Toronto, Canada and a Ph.D. in Finance from the Stern School of Business at New York University. He has authored several academic papers on asset allocation and related topics.

Vidya Rajappa, CFA®, is vice president and portfolio manager for American Century. Vidya is co-portfolio manager for the firm’s multi-asset strategies, including One Choice Portfolios®, Strategic Allocation, and Multi-Asset Income. Prior to joining American Century in 2018, Vidya was senior vice president in the Multi-Asset Solutions group at AllianceBernstein, L.P. (AllianceBernstein), where she designed proprietary and customized multi-asset solutions with a focus on target-date design. In her previous role as director of quantitative research in Global Analytics at AllianceBernstein, she was responsible for the design and support of analytics across product groups and asset classes. Prior to joining AllianceBernstein, she worked at JP Morgan Investment Management, where she was vice president and manager of their Quantitative Analytics Group and focused on fixed-income research. She has worked in the industry since 1994. Vidya holds a bachelor’s degree in electronics and telecommunications engineering from PSG College of Technology in India and a master’s degree in statistics and operations research from New York University. She is a CFA® charterholder and a member of the CFA Institute.

Rene Casis is a portfolio manager of exchange traded funds for American Century. Before joining American Century in 2018, Rene was partner and head of trading with 55 Institutional LLC, where he was a member of the firm’s senior management team responsible for oversight of portfolio management and trading execution. Previously, Rene served as an investment strategist and senior portfolio manager for iShares at BlackRock. Prior to that, Rene was head of the Delta-1 trading desk at Barclays Capital and was a senior portfolio manager for the index portfolio management team at Barclays Global Investors. Rene holds a bachelor’s degree in economics from the University of California, Santa Barbara.

AXA Investment Managers (“AXA IM”), One Fawcett Place, Greenwich, CT 06830, serves as Sub-Adviser to the EQ/AXA Investment Managers Moderate Allocation Portfolio. AXA IM is a wholly-owned subsidiary of AXA Investment Managers, S.A., which is a wholly-owned subsidiary of The AXA Group. As of December 31, 2017, AXA IM had approximately $70.1 billion in assets under management.

Benoit Delabre, Laurent Rabatel and Nicolas Sadone are primarily responsible for the investment decisions for the EQ/AXA Investment Managers Moderate Allocation Portfolio.

Benoit Delabre joined AXA IM in January 2007 as a Portfolio Manager. He has served as Head of Dynamic Protected Solutions since April 2014. Prior to joining AXA IM, he spent 18 months with Sinopia (2005-2007) in Paris, France, as a portfolio manager assistant. He holds a degree in Finance from Reims Management School.

Laurent Rabatel joined AXA IM in December 2014 as a Portfolio Manager. Prior to joining AXA IM, he spent seven years with Lyxor Asset Management in Paris, France, as a structured products Portfolio Manager. He holds a degree from ENSIMAG in Grenoble, France, with a specialization in Finance.

Nicolas Sadone joined AXA IM in January 2015 as a Portfolio Manager. Prior to joining AXA IM, he spent seven years with Barclays Wealth (2007-2014) in Paris, France, as a Risk Advisor on structured products and as a structured products Development Manager. He holds a degree in Finance/Asset Management from Paris Dauphine University. He is also a CIIA holder.

First Trust Advisors L.P. (“First Trust”), 120 East Liberty Drive, Wheaton, Illinois 60187, serves as Sub-Adviser to the EQ/First Trust Moderate Growth Allocation Portfolio. As of December 31, 2017, First Trust had approximately $118.9 billion in assets under management and/or supervision.

John Gambla, CFA, FRM, PRM, and Rob A. Guttschow, CFA, are primarily responsible for the investment decisions for the EQ/First Trust Moderate Growth Allocation Portfolio.

John Gambla, CFA, FRM, PRM, is a senior portfolio manager for the Alternatives Investment Team at First Trust. Prior to joining First Trust in July 2011, Mr. Gambla was co-Chief Investment Officer at the Nuveen HydePark Group LLC where he started in 2007. While at Nuveen HydePark Group LLC, Mr. Gambla co-directed investment activities including research, product development, trading, portfolio management and performance attribution. Mr. Gambla also led the research systems and infrastructure development for Nuveen HydePark Group LLC. Previously, Mr. Gambla was a Senior Trader and Quantitative specialist at Nuveen Asset Management. While there, he was responsible for trading all derivatives for the 120+ municipal mutual funds with Nuveen Asset Management. Mr. Gambla, has served in a variety of roles throughout his career including: portfolio management, research, business development and strategy development.

Rob Guttschow, CFA, is a senior portfolio manager for the Alternatives Investment Team at First Trust. Prior to joining First Trust in July 2011, Mr. Guttschow was co-Chief Investment Officer at the Nuveen HydePark Group LLC where he started in 2007. While at Nuveen HydePark Group LLC, Mr. Guttschow co-directed investment activities including research, product development, trading, portfolio management and performance attribution. Previously, Mr. Guttschow was an Overlay Manager

EQ Advisors Trust	Management of the Trust	75

and Senior Portfolio Manager at Nuveen Asset Management. While there, he developed Nuveen’s buy-side derivative desk for fixed income and equity portfolio hedging.

Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, NY 10282, serves as Sub-Adviser to the EQ/Goldman Sachs Growth Allocation Portfolio. As of December 31, 2017, GSAM had approximately $1.29 trillion in assets under management.

Gary Chropuvka, CFA®, Matthew Schwab, and Oliver Bunn are primarily responsible for the investment decisions for the EQ/Goldman Sachs Growth Allocation Portfolio.

Gary Chropuvka, CFA®, Managing Director. Mr. Chropuvka is co-head of the Quantitative Investment Strategies (QIS) team within GSAM. He joined GSAM in 1998.

Matthew Schwab, Managing Director. Mr. Schwab is co-head of research, portfolio management and portfolio construction for the Alternative Investment Strategies (AIS) team within GSAM’s Quantitative Investment Strategies platform. He joined GSAM in 2007.

Oliver Bunn, Vice President. Mr. Bunn is a portfolio manager and researcher for the Alternative Investment Strategies (AIS) team within GSAM’s Quantitative Investment Strategies platform. He joined GSAM in 2014. Previously, he researched and developed equity strategy indices at Barclays.

Invesco Advisers, Inc. (“Invesco”), 1555 Peachtree Street, N.E., Atlanta, GA 30309, serves as Sub-Adviser to the EQ/Invesco Moderate Growth Allocation Portfolio. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company, that through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2017, Invesco and its affiliates had over $937.6 billion in assets under management.

Duy Nguyen, CFA®, Jacob Borbidge, CFA®, Brian Schneider, CFA®, and Robert Young , CFA® have joint and primary responsibility for the investment decisions for the EQ/Invesco Moderate Growth Allocation Portfolio.

Duy Nguyen, CFA®, is Chief Investment Officer and Portfolio Manager for the Invesco Solutions team at Invesco. Mr. Nguyen joined Invesco in 2000. Prior to joining Invesco, Mr. Nguyen served as assistant vice president and quantitative equity analyst for Van Kampen American Capital, as well as vice president and director of quantitative services of FactSet Research Systems, Inc.

Jacob Borbidge, CFA®, serves as a Portfolio Manager of Invesco. He has been associated with Invesco and/or its affiliates since 2004.

Brian Schneider, CFA®, serves as a Portfolio Manager of Invesco. He has been associated with Invesco and/or its affiliates since 1987.

Robert Young, CFA®, serves as a Portfolio Manager of Invesco. He has been associated with Invesco and/or its affiliates since 2001.

QS Investors, LLC, (“QS Investors”), 880 Third Avenue, 7th Floor, New York, NY 10022, serves as Sub-Adviser to the EQ/Legg Mason Growth Allocation Portfolio. QS Investors is a wholly-owned subsidiary of Legg Mason, Inc., a global asset management company. As of December 31, 2017, QS Investors had approximately $20.8 billion in assets under management.

Adam Petryk, CFA®, Thomas Picciochi, CAIA®, and Ellen Tesler are primarily responsible for the investment decisions for the EQ/Legg Mason Growth Allocation Portfolio.

Adam Petryk, CFA® is President of QS Investors and is responsible for working with the CEO on all business, strategic and investment decisions. He is also responsible for product development and integration across the equity and multi-asset class businesses. Prior to June 2014, he was formerly Chief Investment Officer at Batterymarch Financial Management, Inc. from 2012 to 2014. At Batterymarch, he also served as Deputy Chief Investment Officer and co-head of the Developed Markets investment team from 2010 to 2012, Senior Director and Global Investment Strategist on the Developed Markets team from 2008 to 2010 and Global Investment Strategist during 2007. From 2007 to 2009, Mr. Petryk was also the Chief Investment Officer of Legg Mason Canada Inc., an affiliate of Batterymarch. Prior to joining Batterymarch, he spent eight years at Legg Mason Canada Inc. as Chief Investment officer, Head of the Quantitative Management team and Quantitative Strategist. Before this, he performed quantitative equity analysis at Scotia Capital Markets.

Thomas Picciochi, CAIA® is Head of Multi-Asset Portfolio Management and is responsible for global tactical asset allocation (“GTAA”) and multi-asset portfolio management implementation at QS Investors. Mr. Picciochi has been Head of Multi-Asset Portfolio Management Implementation at QS Investors since 2010. Prior to joining QS Investors, Mr. Picciochi was a senior portfolio manager for Deutsche Asset Management’s quantitative strategies group, a member of the GTAA Investment Oversight Committee and portfolio manager for absolute return strategies from 1999 to 2010.

Ellen Tesler joined QS investors as a member of the portfolio management implementation group in 2010. Prior to joining QS Investors, Ms. Tesler was a portfolio manager within the Strategic Asset Allocation Team at Deutsche Asset Management from 2003 to 2010. At Deutsche Asset Management, she also served as a quantitative analyst for fundamental equity teams from 2000-2002. Prior to joining Deutsche Asset Management, she spent a year as a quantitative analyst at Lord Abbett and Company.

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Conflicts of Interest

The Adviser currently serves as the investment adviser and administrator for the Trust and two other investment companies that are registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser and its affiliates (including AXA Equitable, AXA Distributors, LLC, AXA Financial, Inc., AXA, AllianceBernstein L.P., AXA Investment Managers, Inc., and AXA Rosenberg Investment Management LLC) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are part of an international group of insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and may introduce certain investment or transactional restrictions, that could disadvantage the Portfolios and their shareholders.

Certain actual and potential conflicts of interest are discussed below and elsewhere in this Prospectus, and a further discussion of conflicts of interest appears in the SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses.

The Adviser and the Trust have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Portfolios’ investment activities and affect their performance.

Certain Conflicts Related to Fees and Compensation

The Adviser and certain of its Affiliates provide services including investment management, investment advisory, administration, shareholder servicing, distribution, and transfer agency services to the Portfolios and earn fees from these relationships with the Portfolios. The Adviser and its Affiliates face conflicts of interest when the Portfolios select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance and the Adviser and its Affiliates would still receive significant compensation from the Portfolios even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Portfolios, with different fee rates and/or fee structures. Differences in fee arrangements may create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts.

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities

The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Portfolios may directly or indirectly invest. Thus, it is likely that the Portfolios will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser may have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, when Affiliates act in various commercial capacities in relation to the Portfolios, the Affiliates may take commercial steps in their own interests, which may have an adverse effect on the Portfolios.

Certain Conflicts Related to the Use of Affiliated and Unaffiliated Sub-Advisers

The Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. The Adviser is affiliated with certain Sub-Advisers and, therefore, the Adviser will benefit not only from the net management fee the Adviser retains, but also from the advisory fees paid by the Adviser to an affiliated Sub-Adviser. Since the Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. The Adviser or its Affiliates also have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its Affiliates (including those in which the Portfolios serve as investment options), which could financially benefit the Adviser and its Affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships

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(e.g., distribution, sub-administration, or custody arrangements), including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers.

The aggregation of assets of multiple Portfolios or other funds or accounts for purposes of calculating breakpoints in advisory fees may create an incentive for the Adviser to select Sub-Advisers where the selection may serve to lower an advisory fee and possibly increase the management fee retained by the Adviser or may provide a dis-incentive for the Adviser to recommend the termination of a Sub-Adviser from a Portfolio if the termination may cause the advisory fee payable by the Adviser to increase on a Portfolio or other fund or account that aggregates its assets with the Portfolio.

The Adviser is a fiduciary for the shareholders of the Portfolios and must put their interests ahead of its own interests (or the interests of its Affiliates). When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors de-scribed in detail in this Prospectus.

Furthermore, the range of activities, services, and interests of a Sub-Adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the Portfolio that it sub-advises and the Portfolio’s shareholders. In addition, a Sub-Adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more Portfolios, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. In addition, a Sub-Adviser’s portfolio managers may manage or advise funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. Each Sub-Adviser has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. There is no assurance, however, that a Sub-Adviser’s practices, policies and procedures will be effective, and a Sub-Adviser’s practices, policies and procedures also may limit the investment activities of the Portfolio that it sub-advises and affect the Portfolio’s performance. Please see the Portfolios’ Statement of Additional Information for a further discussion of Sub-Adviser conflicts of interest.

Certain Conflicts Related to the Adviser’s Insurance Company Affiliates

The Portfolios are available through Contracts offered by insurance company Affiliates of the Adviser. The performance of a Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company Affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company Affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company Affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company Affiliates may be material.

A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and/or its Affiliates, other portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by Affiliates of the Adviser. These inflows and outflows could negatively affect a Portfolio’s net asset value, performance, and ability to meet shareholder redemption requests and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. In addition, large-scale outflows could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio. The Adviser or its Affiliates may be subject to potential conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares.

The Portfolios may be used as variable insurance trusts for unaffiliated insurance companies’ insurance products. These unaffiliated insurance companies have financial arrangements (which may include revenue sharing arrangements) with the Adviser’s insurance company Affiliates. These financial arrangements could create an incentive for the Adviser, in its selection process, to favor Sub-Advisers that are affiliated with these unaffiliated insurance companies.

Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Prospectus.

Sales Incentives and Certain Related Conflicts Arising from the Adviser’s and its Affiliates’ Financial and Other Relationships with Financial Intermediaries are described in the sections entitled “Payments to Broker-Dealers and Other Financial Intermediaries” and “Compensation to Financial Intermediaries.”

78	Management of the Trust	EQ Advisors Trust

6. Fund distribution arrangements

The Trust offers two classes of shares on behalf of six (6) Portfolios in this Prospectus: Class IB and Class K shares. AXA Distributors, LLC (“AXA Distributors” or the “Distributor”) serves as the distributor for the Class IB and Class K shares of the Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares. Under the Distribution Plan, the Class IB shares of the Trust are charged a distribution and/or service (12b-1) fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The distribution and/or service (12b-1) fee may be retained by AXA Distributors or used to pay financial intermediaries for similar services. The maximum distribution and/or service (12b-1) fee for a Portfolio’s Class IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to Class IB shares. Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time, these fees for Class IB shares will increase the cost of your investment and may cost you more than paying other types of charges.

The Distributor also may receive payments from certain Sub-Advisers of the Portfolios or their affiliates to help defray expenses for sales meetings, seminar sponsorships, and similar expenses that may relate to the Contracts and/or the Sub-Advisers’ respective Portfolios. These sales meetings or seminar sponsorships may provide the Sub-Advisers with increased access to persons involved in the distribution of the Contracts. The Distributor also may receive other marketing support from the Sub-Advisers in connection with the distribution of the Contracts. These payments may provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers.

Compensation to Financial Intermediaries

In addition to the distribution and service fees paid by the Portfolios, the Distributor or the Adviser (or one of their affiliates) may make payments out of its own resources to provide additional compensation to selected affiliated and unaffiliated sponsoring insurance companies (or their affiliates) or other financial intermediaries (collectively, “financial intermediaries”). These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Portfolios or insurance products for which a Portfolio serves as an underlying investment. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross or net sales by such person, the average net assets of shares held by the customers of such person, the number of accounts of the Portfolios attributable to such person, on the basis of a flat fee or a negotiated lump sum payment for services provided, or otherwise.

The additional payments to such financial intermediaries are negotiated based on a number of factors including, but not limited to, quality of service, reputation in the industry, ability to attract and retain assets, target markets, customer relationships, and relationship with the Distributor or its affiliates. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Distributor or the Adviser (or an affiliate) in its sole discretion, may be different for different financial intermediaries. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation. These additional payments are made by the Adviser, the Distributor or their respective affiliates and do not increase the amount paid by you or the Portfolios as shown under the heading “Fees and Expenses of the Portfolio” in the Portfolio summaries in this Prospectus.

Payments by the Distributor and/or the Adviser (and their affiliates) to financial intermediaries may include payments for providing recordkeeping services with respect to certain groups of investors in the Portfolios, including Contract owners that allocate contract value indirectly to one or more Portfolios (collectively referred to as “subaccounting” services, and Contract owners and other investors as “investors”). The subaccounting services typically include: (i) maintenance of master accounts with the Portfolios (e.g., recordkeeping for insurance company separate accounts investing in the Portfolios); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Portfolios; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Portfolios, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolios and (xii) providing information in order to assist the Portfolios in their compliance with state securities laws.

Such payments also may be made to provide additional compensation to financial intermediaries for various marketing support services, including, without limitation, providing periodic and ongoing education and training and support of financial intermediary personnel regarding the Portfolios and the financial planning needs of investors who purchase through financial intermediaries; adding the Portfolios to the list of underlying investment options in an insurance company’s variable products; disseminating to financial intermediary personnel information and product marketing materials regarding the Portfolios; explaining to

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financial intermediaries’ clients the features and characteristics of the Portfolios; conducting due diligence regarding the Portfolios; granting access (in some cases on a preferential basis over other competitors) to sales meetings, sales representatives and management representatives of the financial intermediary; and providing business planning assistance, marketing support, advertising and other services. The Distributor and its affiliates may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

The Distributor and its affiliates may make the payments described above in order to promote the sale of Portfolio shares and the retention of those investments by clients of insurance companies and other qualified investors. To the extent these financial intermediaries sell more shares of the Portfolios or retain shares of the Portfolios in their customers’ accounts, the Adviser, the Distributor and their affiliates may directly or indirectly benefit from the incremental management and other fees paid to the Adviser and the Distributor by the Portfolios with respect to those assets.

The Portfolios’ portfolio transactions are not used as a form of sales-related compensation to financial intermediaries that promote or sell shares of the Portfolios and the promotion or sale of such shares is not considered as a factor in the selection of broker-dealers to execute the Portfolios’ portfolio transactions. The Adviser places, and each Sub-Adviser is required to place, each Portfolio’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the Portfolio. To the extent that the Adviser or a Sub-Adviser determines that a financial intermediary can provide a Portfolio with the best net results, the Adviser or the Sub-Adviser may place the Portfolio’s portfolio transactions with the financial intermediary even though it sells or has sold shares of the Portfolio.

You can find further information in the SAI about the payments made by the Distributor, the Adviser, or their affiliates and the services provided by your financial intermediary. You can also ask your financial intermediary about any payments it receives from the Distributor, the Adviser, or their affiliates (and any conflicts of interest that such payments may create) and any services your financial intermediary provides, as well as about fees and/or commissions it charges. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this Prospectus. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this Prospectus and the SAI.

80	Fund distribution arrangements	EQ Advisors Trust

7. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios typically expect to meet redemption requests by paying out available cash or proceeds from selling portfolio holdings, which may include cash equivalent portfolio holdings. Redemption methods also may include redeeming in kind under appropriate circumstances, such as in connection with transactions involving the substitution of shares of one Portfolio (the replacement portfolio) for shares of another Portfolio (the replaced portfolio) held by insurance company separate accounts to fund Contracts. The Portfolios reserve the right to suspend or change the terms of purchasing shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolios. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios (or underlying ETFs in which a Portfolio invests) that invest a significant portion of their assets in foreign securities, in securities of small- and mid-cap companies, or in high-yield securities tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-cap companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolios discourage frequent purchases and redemptions of Portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, each Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders, including Contractholders whose accounts are held through any omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of the Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If FMG LLC, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s Portfolios are disruptive to the Trust’s Portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same Portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it

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monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. The Trust aggregates inflows and outflows for each Portfolio on a daily basis. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or the Trust also may in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of the Trust by funds of funds managed by FMG LLC. These transfers, purchases and redemptions are exempt from the above policies and procedures because they are initiated pursuant to asset allocation strategies developed by FMG LLC and its affiliates and, therefore, are not intended to disadvantage the relevant Portfolios or their shareholders.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

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8. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities
Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•

A share’s net asset value is normally determined on each day the New York Stock Exchange (“Exchange”) is open for trading as of 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the Exchange, a share’s price would still normally be determined as of 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a Portfolio or its designated agent.

•

A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a Portfolio’s shares are not priced.

Generally, Portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, the security will be valued using the fair value procedures by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — for exchange-traded options last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last settlement price or, if there is no sale, latest available bid price.

•

Investment company securities — shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

•

Repurchase agreements and reverse repurchase agreements — valued at original cost (par) plus accrued interest. Other pricing methods may be utilized such as amortized cost depending on the features of the instrument.

•	Swaps — utilize prices provided by approved pricing services.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of Portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that a Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Portfolio’s net asset value by those traders.

For an explanation of the circumstances under which the Underlying ETFs will use fair value pricing and the effects of using fair value pricing, see the Underlying ETFs’ prospectuses and statements of additional information.

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9. Dividends and other distributions and tax consequences

Dividends and Other Distributions

Each Portfolio generally distributes most or all of its net investment income and net realized gains, if any, annually. Dividends and other distributions by a Portfolio are automatically reinvested at net asset value in shares of the distributing class of that Portfolio.

Tax Consequences

Each Portfolio is treated as a separate corporation, and intends to qualify each taxable year to be treated as a regulated investment company (“RIC”), for federal income tax purposes. A Portfolio will be so treated if it meets specified federal income tax requirements, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate a Portfolio’s disposition of one or more investments when it might not otherwise do so. A RIC that satisfies the federal tax requirements is not taxed at the entity (Portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although the Trust intends that each Portfolio will be operated to have no federal tax liability, if any Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that a Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for each Portfolio to achieve and maintain its RIC status (and to satisfy certain other requirements), because the shareholders of a Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether those accounts meet the investment diversification rules applicable to them. If a Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts indirectly funded through that Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Adviser and the administrator of the Trust, therefore carefully monitors each Portfolio’s compliance with all of the RIC requirements and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

84	Dividends and other distributions and tax consequences	EQ Advisors Trust

10. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates. As a general rule, for every 1% increase or decrease in interest rates, a bond’s price will change approximately 1% in the opposite direction for every year of duration. For example, if a bond has a duration of five years and interest rates increase by 1%, the bond’s price will decline by approximately 5%. Conversely, if a bond has a duration of five years and interest rates fall by 1%, the bond’s price will increase by approximately 5%. Other factors can influence a bond portfolio’s performance and share price. Accordingly, a bond portfolio’s actual performance will likely differ from the example. Typically, the longer the maturity or duration of a bond, the greater the effect a change in interest rates could have on the bond’s price. Thus, a bond portfolio’s sensitivity to interest rate risk will increase with any increase in the bond portfolio’s duration.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

EQ Advisors Trust	Glossary of Terms	85

11. Financial Highlights

Since the Portfolios had not commenced operations prior to the date of this Prospectus, financial highlights are not available for the Portfolios.

86	Financial Highlights	EQ Advisors Trust

If you would like more information about the Portfolios, the following documents (including a copy of this Prospectus) are available at the Trust’s website: www.axa-equitablefunds.com, free of charge.

Annual and Semi-Annual Reports — Include more information about the Portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that significantly affected the Portfolios’ performance during the most recent fiscal period.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the Portfolios’ SAI, which is available on the Portfolios’ website.

To order a free copy of a Portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a Portfolio, or make shareholder inquiries, contact your financial professional, or the Portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Reports and other information about the Portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov

Each business day, the Portfolios’ net asset values are transmitted electronically to insurance companies that use the Portfolios as underlying investment options for Contracts.

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2018 EQ Advisors Trust

EQ ADVISORS TRUSTSM

Class IB and Class K Shares

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2018

1290 VT Moderate Growth Allocation Portfolio

EQ/American Century Moderate Growth Allocation Portfolio

EQ/AXA Investment Managers Moderate Allocation Portfolio

EQ/First Trust Moderate Growth Allocation Portfolio

EQ/Goldman Sachs Growth Allocation Portfolio

EQ/Invesco Moderate Growth Allocation Portfolio

EQ/Legg Mason Growth Allocation Portfolio

(619705)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectuses for the EQ Advisors Trust (“Trust”) dated December 31, 2018, as they may be supplemented from time to time (each a “Prospectus” and together the “Prospectuses”), which may be obtained without charge by calling AXA Equitable Life Insurance Company (“AXA Equitable”) toll-free at 1-877-222-2144 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectuses.

DESCRIPTION OF THE TRUST

EQ Advisors Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 31, 1996 under the name “787 Trust.” The Trust changed its name to “EQ Advisors Trust” effective November 25, 1996. (See “Other Information.”)

AXA Equitable Funds Management Group, LLC (the “Adviser” or “FMG LLC”) currently serves as the investment adviser for the Trust.

This SAI contains information with respect to Class IB and Class K shares of the seven (7) portfolios of the Trust listed below (each a “Portfolio” and together the “Portfolios”). Each of the Portfolios is diversified. The Trust’s Board of Trustees (“Board”) is permitted to create additional portfolios. The assets of the Trust received for the issue or sale of shares of each of the Portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are charged with the liabilities and expenses attributable to such Portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust are allocated between or among any one or more of its portfolios or classes.

1290 VT Moderate Growth Allocation Portfolio

EQ/American Century Moderate Growth Allocation Portfolio

EQ/AXA Investment Managers Moderate Allocation Portfolio

EQ/First Trust Moderate Growth Allocation Portfolio

EQ/Goldman Sachs Growth Allocation Portfolio

EQ/Invesco Moderate Growth Allocation Portfolio

EQ/Legg Mason Growth Allocation Portfolio

Class K shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are offered at net asset value and are subject to fees imposed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Distribution Plan”). Each class of shares is offered under the Trust’s multi-class distribution system, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class bears its “Class Expenses”; (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as “Class Expenses” by the Board under the Trust’s multiple-class plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributor, as defined later in this SAI, for the Class IB shares pursuant to the Rule 12b-1 Distribution Plan.

The Trust’s shares may be sold to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, “Contracts”) issued or to be issued by AXA Equitable or other affiliated or unaffiliated insurance companies and, to the extent permitted by applicable law, to tax-qualified retirement plans (“Retirement Plans”), other series of the Trust and series of AXA Premier VIP Trust, a separate registered investment company managed by the Adviser that currently sells its shares to such accounts and plans. Shares of each Portfolio also may be sold to any other person who may hold such shares and not preclude a separate account that invests in the Portfolio from using a certain “look-through” rule set forth in the Internal Revenue Code of 1986, as amended (“Code”), and the regulations thereunder (described in the section of this SAI entitled “Taxation”). Class K shares of the Portfolios are sold only to other portfolios of the Trust, portfolios of AXA Premier VIP Trust, and certain group annuity and Retirement Plans.

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The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or the 401(k) plan sponsored by AXA Equitable (the “Equitable Plan”) or other Retirement Plans. However, it is theoretically possible that the interests of owners of various Contracts participating in the Trust through separate accounts or the Equitable Plan or other Retirement Plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or the Equitable Plan or other Retirement Plan might withdraw its investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Board will monitor the Portfolios for the existence of any material irreconcilable conflicts between or among such separate accounts, the Equitable Plan and other Retirement Plans and will take whatever remedial action may be necessary.

Each Portfolio is classified as a “diversified” portfolio under the 1940 Act. Currently under the 1940 Act, a diversified portfolio may not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of the portfolio’s total assets would be invested in the securities of any one issuer or the portfolio would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified portfolio may invest more than 5% of its total assets in the securities of one issuer. Repurchase agreements will not be considered to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company. The 1940 Act provides that a portfolio may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of the outstanding voting securities of the portfolio.

TRUST INVESTMENT POLICIES

Fundamental Restrictions

Each Portfolio has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of such Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio.

Set forth below are each of the fundamental restrictions adopted by each of the Portfolios.

Each Portfolio will not:

(1)

issue senior securities to the extent such issuance would violate the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(2)

borrow money, except as permitted under the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(3)

engage in the business of underwriting securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting or as otherwise permitted by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

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(4)

concentrate its investments in a particular industry or group of industries, as the term “concentration” is used in the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

(5)

purchase or sell real estate, except that the Portfolio may purchase and sell securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Portfolio may purchase and sell real estate acquired as a result of the ownership of securities or other instruments.

(6)

purchase or sell physical commodities to the extent prohibited by the 1940 Act and other applicable laws, and the rules thereunder, as interpreted or modified by regulatory authorities having jurisdiction from time to time, and any applicable exemptive relief.

(7)

make loans to other persons to the extent prohibited by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Notations Regarding the Portfolios’ Fundamental Restrictions

Each Portfolio’s fundamental restrictions are written and will be interpreted broadly. From time to time, the Securities and Exchange Commission (“SEC”) and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the rules thereunder, including through no-action letters and exemptive orders. For flexibility, each Portfolio’s fundamental restrictions will be interpreted with regard to these interpretations or modifications, as they are given from time to time. Therefore, it is possible that the interpretation of a Portfolio’s fundamental restrictions could change in the future.

The following notations are not considered to be part of a Portfolio’s fundamental restrictions and are subject to change without shareholder approval.

Senior Securities and Borrowing (notations regarding the fundamental restrictions set forth in (1) and (2) above)

“Senior securities” generally are obligations that have a priority over a portfolio’s shares with respect to the distribution of portfolio assets or the payment of dividends. Borrowings are viewed as involving the creation of a senior security. Under the 1940 Act, an open-end fund currently may not issue senior securities, except that a portfolio is permitted to borrow money in an amount not in excess of 33 1/3% of the portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, and except that a portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes, such as clearance of portfolio transactions and share redemptions. Any Portfolio borrowings that come to exceed these amounts will be reduced in accordance with applicable law. SEC staff guidance and interpretations, however, permit a portfolio, provided certain conditions are met, to engage in a number of types of transactions that might otherwise be considered to create senior securities. For purposes of each Portfolio’s fundamental restrictions, provided such conditions are met, short sale transactions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of other financial contracts or derivative instruments such as swaps, options, futures, forward and spot currency contracts and collateral and segregation arrangements with respect thereto, and deposits of margin will not be deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

Underwriting (notations regarding the fundamental restriction set forth in (3) above)

A portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an “underwriter” under certain federal securities laws. Although it is not believed that the application of the federal securities laws so described would cause the Portfolios to be engaged in the business

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of underwriting, the fundamental restriction will be interpreted not to prevent the Portfolios from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether a Portfolio may be considered to be within the technical definition of an underwriter under the federal securities laws or is otherwise engaged in the underwriting business to the extent permitted under applicable law.

Concentration (notations with respect to the fundamental restriction set forth in (4) above)

While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that investment of 25% or more of a portfolio’s total assets in one or more issuers conducting their principal business activities in the same industry constitutes concentration. The fundamental restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or obligations the interest on which is excludable from gross income for federal income tax purposes issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing. Private activity municipal securities are not included within the exclusion for political subdivisions. In addition, investments in other investment companies are not considered an investment in any particular industry for purposes of the fundamental restriction. Industries generally are determined by reference to the classifications of industries set forth in the Portfolios’ shareholder reports. With respect to each Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset. Each Portfolio may invest in securities of other investment companies or investment vehicles that may concentrate their assets in one or more industries. Each Portfolio may consider the concentration of such investment companies and investment vehicles in determining compliance with the fundamental restriction.

Commodities (notations with respect to the fundamental restriction set forth in (6) above)

The 1940 Act generally does not prohibit a portfolio from investing in commodities or commodity-related instruments. A portfolio is, however, limited in the amount of illiquid assets it may purchase, and certain commodities, especially physical commodities, may be considered to be illiquid. Each Portfolio may purchase or sell currencies and securities or other instruments backed by physical commodities and may purchase, sell or enter into options, futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, including commodity-linked derivative instruments. Each Portfolio may, consistent with the fundamental restriction, transact in securities of exchange-traded funds (“ETFs”) or similar instruments that provide exposure to physical commodities. A Portfolio will not qualify as a “regulated investment company” under the Code (a “RIC”) in any taxable year, however, for which more than 10% of its gross income consists of certain “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions). To remain within that limitation, a Portfolio may need to limit its purchases of commodity-related investments that generate non-qualifying income, hold such an investment to avoid realizing non-qualifying income, sell such an investment at a loss, or take other actions, such as sell other investments, when for investment reasons it would not otherwise do so. A Portfolio would not intend to sell commodity-related investments when doing so would cause it to fail to qualify as a RIC.

Loans (notations with respect to the fundamental restriction set forth in (7) above)

The fundamental restriction allows each Portfolio to engage in all forms of lending (including loans of cash and portfolio securities) — and thus become a creditor — to the full extent permitted under the 1940 Act and related interpretations, as in effect from time to time. For purposes of the fundamental restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments and repurchase agreements will not be considered the making of a loan. In addition, the fundamental restriction would allow each Portfolio to engage in interfund lending, subject to SEC approval of an exemptive application. Interfund lending would allow each Portfolio to temporarily lend cash to another portfolio, subject to certain conditions of the

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exemptive relief. An interfund borrowing and lending program may provide the opportunity for a borrowing portfolio to pay an interest rate lower than what would be typically available from a bank, and the opportunity for a lending portfolio to receive an interest rate higher than what could be typically expected from investing cash in short-term instruments for cash management purposes. While the Portfolios have not applied for interfund lending relief, they may do so in the future.

Non-Fundamental Restrictions

The following investment restrictions generally apply to each Portfolio (unless otherwise indicated) but are not fundamental. They may be changed for any Portfolio by the Board and without a vote of that Portfolio’s shareholders.

A Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities as such term is defined by Rule 22e-4 of the 1940 Act. If, through a change in values, net assets, or other circumstances, a Portfolio were in a position where more than 15% of its net assets were invested in illiquid securities, the Portfolio, in accordance with Rule 22e-4(b)(1)(iv), will report the occurrence to both the Board and the SEC and take steps to bring the aggregate amount of illiquid investments back within the prescribed limitation within a reasonable period of time.

Each Portfolio will not invest more than 15% of its net assets in collateralized debt obligations or non-agency collateralized mortgage obligations.

If shares of a Portfolio are purchased by another portfolio in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Portfolio are held by such portfolio, the Portfolio will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

A Portfolio may, notwithstanding any fundamental or non-fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

Certain of the Portfolios have investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this SAI or in the Portfolios’ Prospectuses). Pursuant to the discretion of FMG LLC and a Portfolio’s Sub-Adviser, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. These conditions may impact the markets or economy broadly or may be more focused in impacting particular industries, groups or parties, including impacting the Trust alone. During such periods, a Portfolio may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

INVESTMENT STRATEGIES AND RISKS

In addition to a Portfolio’s principal investment strategies discussed in its Prospectus, a Portfolio may engage in other types of investment strategies as further described below and (except for those Portfolios that operate under a “fund of funds” structure) as indicated in Appendix A. A Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio’s own investment restrictions. A Portfolio that operates under a “fund of funds” structure, as described below, may have exposure to these investment strategies, instruments or practices, and their associated risks, either directly or indirectly through an underlying investment.

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Each of 1290 VT Moderate Growth Allocation Portfolio and EQ/First Trust Moderate Growth Allocation Portfolio operates under a “fund of funds” structure under which the Portfolio invests substantially all of its assets in exchange-traded securities of other investment companies or investment vehicles (“Underlying ETFs”). Each of these Portfolios may also invest in other instruments as set forth in its Prospectus and as permitted by applicable law. In addition to bearing directly the fees and expenses associated with a Portfolio, an investor in one of these Portfolios will bear indirectly the fees and expenses of the Underlying ETFs in which the Portfolio invests. In addition, the performance of each of these Portfolios is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the Adviser’s or the Sub-Adviser’s allocation among the Underlying ETFs. Accordingly, the investment performance of each of these Portfolios will be influenced by the investment strategies of, and the risks and fees associated with, the Underlying ETFs in direct proportion to the amount of assets the Portfolio allocates to the Underlying ETFs utilizing such strategies. A summary of the investment objectives, strategies and risks of certain of the Underlying ETFs in which these Portfolios may invest is included in the relevant Prospectuses for the Trust dated December 31, 2018. A description of typical investment strategies or instruments that may apply to the Underlying ETFs is included in the section below. In this section, the term “a Portfolio” or “Portfolios” may include a Portfolio, an Underlying ETF, or both. For additional information about the Underlying ETFs, please see their respective prospectuses and statements of additional information, which are required to be filed electronically with the SEC and may be obtained from its website (www.sec.gov) and, in many cases, are available from the respective websites associated with the Underlying ETFs.

Asset-Backed Securities.    As indicated in Appendix A, certain of the Portfolios may invest in asset-backed securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities can also be collateralized by a single asset (e.g., a loan to a specific corporation). Asset-backed securities that represent an interest in a pool of assets provide greater credit diversification than those representing an interest in a single asset. Asset-backed securities may include securities backed by pools of loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Certain collateral may be difficult to locate in the event of default, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If a Portfolio purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. The subordinated securities may be more illiquid and less stable than other asset-backed securities.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit

8

enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.

Asset-backed securities may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of a Portfolio.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Sub-Advisers will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Bank Loans.    Certain of the Portfolios may invest in bank loans. A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. A Portfolio may acquire a bank loan through (1) a participation interest, which gives the Portfolio the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or (2) an assignment in which a Portfolio succeeds to the rights of the assigning lender and becomes a lender under the loan agreement. In connection with purchasing participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. When a Portfolio purchases assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan, and will not have exposure to a counterparty’s credit risk.

Bank loans are typically borrowers’ senior debt obligations and, as such, are considered to hold a senior position in the borrower’s capital structure. The senior capital structure position generally gives the holders of bank loans a priority claim on some or all of the borrower’s assets in the event of a default. In many situations, the assets or cash flow of the borrowing corporation, partnership or other business entity may serve as collateral for the bank loan. When a Portfolio has an interest in certain types of bank loans, a Portfolio may have an obligation to make additional loans upon demand by the borrower. These

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commitments may have the effect of requiring a Portfolio to increase its investment in a borrower at a time when it would not have otherwise done so. Bank loans may be issued in connection with acquisitions, refinancings and recapitalizations.

Bank loans may have extended trade settlement periods. Accordingly, the proceeds from the sale of a bank loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions.

A Portfolio’s investments in bank loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured bank loans offer a Portfolio more protection than unsecured bank loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured bank loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the case of a bankruptcy, a Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured bank loans are subject to a greater risk of default than secured bank loans, especially during periods of deteriorating economic conditions. Unsecured bank loans also have a greater risk of nonpayment in the event of a default than secured bank loans since there is no recourse for the lender to collateral.

A Portfolio may have difficulty disposing of bank loans. In certain cases, the market for such instruments is not highly liquid, and in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Portfolio’s ability to dispose of particular bank loans in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Lending financial institutions often act as agents for broader groups of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of interest and principal. If the syndicate’s agent develops financial problems, a Portfolio may not recover its investment or its recovery may be substantially delayed.

A Portfolio may be required to pay and may receive various commissions and fees in the process of purchasing, holding and selling bank loans. Such fees may include arrangement fees, facility fees, and letter of credit fees. Arrangement fees are paid at the start of a loan as compensation for the initiation of the loan. Facility fees are ongoing annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit.

If state or federal regulators or legislation impose additional restrictions or requirements on the ability of financial institutions to make loans considered highly leveraged transactions, the availability of bank loans for investments may be adversely affected and such restrictions or requirements could reduce sources of financing for certain borrowers, which would increase the risk of default. In addition, if state or federal regulators or legislation subject bank loans that are considered to be highly leveraged to increased regulatory scrutiny or require financial institutions to dispose of such bank loans, financial institutions may decide to sell such bank loans. Such sales by financial institutions may not be at desirable prices and, if a Portfolio attempts to sell a bank loan at the same time, the price the Portfolio could get for the bank loan may be adversely affected.

Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in one or more types of bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds

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for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Portfolio’s investments in bonds. If interest rates move sharply in a manner not anticipated by Portfolio’s management, a Portfolio’s investments in bonds could be adversely affected. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Duration is a measure of a bond’s price sensitivity to a change in its yield. The change in the value of a fixed income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has a 5-year duration and its yield rises 1%, the bond’s value is likely to fall about 5%. Similarly, if a bond portfolio has a 5-year average duration and the yield on each of the bonds held by the portfolio rises 1%, the portfolio’s value is likely to fall about 5%. For portfolios with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond portfolio’s performance and share price. Accordingly, a bond portfolio’s actual performance will likely differ from the example.

During periods of rising interest rates, the average life of certain bonds is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these bonds, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

Credit risk is the risk that an issuer will not make timely payments of principal and interest on the bond. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Portfolio’s investment in that issuer.

Brady Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in Brady Bonds. Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter (“OTC”) secondary market. Brady Bonds are not considered to be U.S. government securities.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury Department (“U.S. Treasury”) zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one-year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors described in this SAI associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other

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factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings. Each Portfolio will invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Sub-Advisers to that Portfolio.

Collateralized Debt Obligations.    Certain of the Portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Portfolio against the risk of loss upon default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CBOs, CLOs and other CDOs may charge management fees and administrative expenses, which are in addition to those of a Portfolio.

For CBOs, CLOs and other CDOs, the cash flows from the trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust, CLO trust or trust of another CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO can be significant and depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws.

As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities; but, an active dealer market may exist for CDOs allowing them to qualify as Rule 144A (under the Securities Act of 1933, as amended (“1933 Act”)) transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities discussed elsewhere in this SAI and the Portfolios’ Prospectuses (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default or be downgraded if rated by a rating agency; (iii) the Portfolios may invest in tranches of CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) the investment return achieved by a Portfolio could be significantly different from return predicted by financial models; and (vi) the lack of a readily available secondary market for CDOs.

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Convertible Securities.    As indicated in Appendix A, certain of the Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by interest rate changes, with investment values declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. To the extent a Portfolio invests in securities that may be considered “enhanced” convertible securities, some or all of these risks may be more pronounced.

Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Investments by certain of the Portfolios in convertible debt securities are not subject to any ratings restrictions, although each Sub-Adviser will consider such ratings, and any changes in such ratings, in its determination of whether a Portfolio should invest and/or continue to hold the securities.

Credit and Liquidity Enhancements.    As indicated in Appendix A, certain of the Portfolios may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit a Portfolio to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a Portfolio and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a Portfolio to use them when the Portfolio wishes to do so.

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Cybersecurity Issues.    With the increased use of technologies such as the Internet to conduct business, each Portfolio is susceptible to operational, information security and related risks, including potential damage to computer systems (including shareholder computer systems). Operational risks include processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by a Portfolio’s Adviser, Sub-Adviser, third-party service providers or counterparties. The Portfolios attempt to mitigate such risks; however, it is not possible to identify all of the risks that may affect a Portfolio.

In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by a Portfolio’s Adviser, Sub-Adviser and other service providers (including, but not limited to, Portfolio accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Portfolios invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Portfolios have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. There is also a risk that cyber attacks are not detected. Furthermore, the Portfolios cannot control the cyber security plans and systems put in place by service providers to the Portfolios and issuers in which the Portfolios invest. In certain situations, a Portfolio, the Adviser, a Sub-Adviser, or a service provider may be required to comply with law enforcement in responding to a cyber security incident, which may prevent the Portfolio from fully implementing its cyber security plans and systems, and (in certain situations) may result in additional information loss or damage. The Portfolios and their shareholders could be negatively impacted as a result.

Depositary Receipts.    As indicated in Appendix A, certain of the Portfolios may invest in depositary receipts. Depositary receipts represent ownership interests in securities of foreign companies (an “underlying issuer”) that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other types of depositary receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution that evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. EDRs, which are sometimes called Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks or trust companies, that evidence ownership of either foreign or domestic underlying securities. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts generally are subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an

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unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose information that is, in the U.S., considered material. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts may be less liquid or may trade at a lower price than the securities of the underlying issuer. For purposes of a Portfolio’s investment policies, the Portfolio’s investment in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

Derivatives.    A Portfolio may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts and swap transactions. A Portfolio may use derivatives for hedging and efficient portfolio management purposes. Derivative Instruments may allow a Portfolio’s portfolio managers to better manage exposures to certain asset classes, as well as more efficiently gain access to asset classes as they seek to implement a Portfolio’s investment strategy or achieve its investment objective. Consistent with a Portfolio’s investment objectives, policies and procedures, a Portfolio may, for example, purchase and sell structured notes and hybrid securities, purchase and write call and put options on securities (including straddles), securities indexes and currencies, complex ETFs, collateralized debt obligations, and enter into futures contracts and use options on futures contracts (including straddles). A Portfolio may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a Portfolio’s use of these instruments will place at risk a smaller portion of its assets. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments below.

A Portfolio might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a portfolio manager is incorrect in his or her judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, a Portfolio may have lower net income and a net loss on the investment. Losses on certain instruments are potentially unlimited.

There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted on July 21, 2010, has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Portfolios may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Although portions of the implementing regulations have been finalized, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which a Portfolio may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly changed in several respects the ways in which investment products are marketed, sold, settled (or “cleared”) or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of registered investment companies and the market in which they will trade. Central clearing also entails the use of assets of a registered investment company to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing clearing mandates for all standardized swaps. The banking regulators and the

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Commodity Futures Trading Commission (“CFTC”) have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The first compliance date was September 1, 2016, for the firms that are very active in the swaps market, and only affected about 20 swap dealers on that date. As of September 1, 2017, variation margin requirements became applicable to all financial end-users, including the Portfolios, and initial margin requirements are being phased in over a four-year period ending September 1, 2020. The CFTC also provided regulatory relief in 2017 so that the minimum transfer amount for margin postings could be measured at the account level rather than the entity level, which may be useful if the Portfolios employ multiple account managers to trade their portfolios.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC, the CFTC and the banking regulators) have been active in proposing and adopting regulations and guidance on the use of derivatives by registered investment companies. As discussed below, the CFTC adopted a revision to one of its rules that, as revised, either restricts the use of derivatives by a registered investment company or requires the fund’s adviser to register as a commodity pool operator (“CPO”). The SEC has proposed a new rule governing funds’ use of derivatives. If adopted, the rule would impose new limits on funds’ derivatives usage and new asset segregation requirements for funds’ derivatives transactions. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions.

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Portfolios, have been excluded from regulation as CPOs pursuant to CFTC Regulation 4.5. In 2012, the CFTC made substantial amendments to the permissible exclusion, and to the conditions for reliance on the permissible exclusion, from regulation as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Portfolio must satisfy a marketing test, which requires, among other things, that a Portfolio not hold itself out as a vehicle for trading commodity interests.

The Adviser is registered with the SEC as an investment adviser under the 1940 Act. The Adviser also is registered with the CFTC as a CPO under the Commodity Exchange Act, as amended. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. The Adviser claims an exclusion (under CFTC Regulation 4.5) from the definition of a CPO with respect to each Portfolio. The Adviser intends to comply with one of the two alternative trading limitations described above and the marketing limitation with respect to each Portfolio. Complying with the trading limitations may restrict the Adviser’s ability to use derivatives as part of the Portfolios’ investment strategies. Although the Adviser expects to be able to execute each of the Portfolio’s investment strategies within the limitations, a Portfolio’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by a Portfolio more costly, and may otherwise adversely impact the performance and value of derivatives.

Equity Securities.    As indicated in Appendix A, certain of the Portfolios may invest in one or more types of equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

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Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. Preferred stock has certain fixed income features, like a bond, but actually is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stocks also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, stock markets are volatile, and the prices of equity securities generally fluctuate more than other securities and reflect changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The value of an equity security may also be affected by changes in financial markets that are relatively unrelated to the issuing company or its industry, such as changes in interest rates or currency exchange rates. Common stocks generally represent the riskiest investment in a company. Even investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor economic conditions. It is possible that a Portfolio may experience a substantial or complete loss on an individual equity investment. While this is also possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    As indicated in Appendix A, certain of the Portfolios may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are U.S. dollar- denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in event-linked bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks, including issuer (credit) default, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be

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forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in event-linked bonds that meet the credit quality requirements for the Portfolio.

Floaters and Inverse Floaters.    As indicated in Appendix A, certain of the Portfolios may invest in floaters and inverse floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on a floater resets periodically. Because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, but a Portfolio will participate in any declines in interest rates as well. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

In addition, certain of the Portfolios may invest in inverse floating rate obligations which are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate (“LIBOR”). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Foreign Currency.    As indicated in Appendix A, certain of the Portfolios may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Portfolio’s assets and income. In addition, although a portion of a Portfolio’s investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities and by currency controls or political developments in the United States or abroad. Foreign currencies in which a Portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

Certain Portfolios may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    As indicated in Appendix A, certain of the Portfolios may engage in forward foreign currency exchange transactions. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

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A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Portfolio’s use of such contracts will include, but not be limited to, the following situations.

First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Portfolio’s Sub-Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Sub-Advisers to the Portfolios believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of the Portfolios will be served.

A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio’s investment objective and program. For example, a Portfolio may use foreign currency options and forward contracts to increase exposure to a foreign currency or shift exposure to foreign currency fluctuations from one country to another. However, a Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, a Portfolio may net offsetting positions.

At the maturity of a forward contract, a Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

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Forward contracts in which a Portfolio may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Portfolio enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Portfolio may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Portfolio into such currency. Although foreign exchange forwards settled on a physical basis are generally not classified as swaps, these transactions must be reported to a swap data repository under the Dodd-Frank Act. In addition, swap dealers must observe business conduct standards under the Dodd-Frank Act for such transactions, and if they are listed and traded on or subject to the rules of a designated contract market or swap execution facility, or cleared by a derivatives clearing organization, the transactions are subject to the prohibitions on fraud and manipulation under the Dodd-Frank Act.

Forward contracts in which a Portfolio may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs are classified as swaps and regulated as such under the Dodd-Frank Act. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. With respect to NDFs that are centrally-cleared, while central clearing is intended to decrease counterparty risk, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps. For more information about the risks associated with utilizing swaps, please see “Swaps.”

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    As indicated in Appendix A, certain of the Portfolios may also purchase and sell foreign currency futures contracts

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and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Those Portfolios may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Portfolios will write options on foreign currency or on foreign currency futures contracts only if they are “covered,” except as described below. A put on a foreign currency or on a foreign currency futures contract written by a Portfolio will be considered “covered” if, so long as the Portfolio is obligated as the writer of the put, it segregates, either on the records of the Adviser, the applicable Sub-Adviser or with the Portfolio’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by a Portfolio will be considered “covered” only if the Portfolio segregates, either on the records of the Adviser, the applicable Sub-Adviser or with the Portfolio’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written.

Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over-the-Counter Options on Foreign Currency Transactions.    As indicated in Appendix A, certain of the Portfolios may engage in OTC options on foreign currency transactions. The Sub-Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. OTC options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter.

Hedging transactions involve costs and may result in losses. As indicated in Appendix A, certain of the Portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in OTC options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Sub-Adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio’s ability to engage in hedging and related option transactions may be limited by federal income tax considerations (see the section of this SAI entitled “Taxation”).

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

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A Portfolio will not speculate in foreign currency options, futures or related options. Accordingly, a Portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing. OTC options on foreign currency also are considered to be swaps. However, options on foreign currency traded on a national securities exchange are not classified as swaps and are regulated by the SEC. For information concerning the risks associated with swaps please see “Swaps.”

Foreign Securities.    As indicated in Appendix A, certain of the Portfolios may also invest in other types of foreign securities or engage in certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee dollar obligations and foreign currency transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign income or other withholding taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls or limitations on the removal of funds or assets. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a Portfolio.

The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

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The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, a Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a Portfolio’s investment strategy (e.g., reducing the volatility of the Portfolio’s share price) or achieve its investment objective.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities.    As indicated in Appendix A, certain of the Portfolios may invest in emerging market securities. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European, Russian or Chinese economies, should be regarded as speculative.

Certain emerging market countries may experience (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies, increasing the

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potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected market.

The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade. Emerging market economies may develop unevenly or may never fully develop.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    Investing in the securities of Eastern European and Russian issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation. Many Eastern European countries continue to move

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towards market economies at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and currencies. Additionally, Russia may attempt to assert its influence in the region through economic or even military measures. The United States and the European Union (the “EU”) have imposed economic sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, either by issuer, sector, or the Russian markets as a whole, impairing the ability of a Portfolio to buy, sell, receive or deliver those securities. In such circumstances, a Portfolio may be forced to liquidate non-restricted assets in order to satisfy shareholder redemptions. Such liquidation of Portfolio assets could result in a Portfolio receiving substantially lower prices for its securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. As a result, a Portfolio’s performance may be adversely affected.

In some of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of banking and securities infrastructure to handle such trading and a legal tradition that does not recognize rights in private property. Credit and debt issues and other economic difficulties affecting Western Europe and its financial institutions can negatively affect Eastern European countries.

Eastern European economies may also be particularly susceptible to the international credit market due to their reliance on bank related inflows of foreign capital. The 2008 global financial crisis restricted international credit supplies and several Eastern European economies faced significant credit and economic crises. Although some Eastern European economies are expanding again, major challenges are still present as a result of their continued dependence on the Western European zone for credit and trade. Accordingly, the European crisis may present serious risks for Eastern European economies, which may have a negative effect on a Portfolio’s investments in the region.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity, thereby increasing the risk that a Portfolio could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to Russian equities is now based on the records of the NSD and not the

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registrars. Although the implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities, issues resulting in loss still might occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Portfolio suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Portfolio to enforce its rights or otherwise remedy the loss.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. As the 2008 global financial crisis caused price volatility in commodities, especially oil, many sectors in the Russian economy fell into turmoil, pushing the whole economy into recession. In addition, prior to the global financial crisis, Russia’s economic policy encouraged excessive foreign currency borrowing as high oil prices increased investor appetite for Russian financial assets. As a result of this credit boom, Russia reached alarming debt levels and suffered from the effects of tight credit markets. Russia continues to face significant economic challenges, including weak levels of investment and a sluggish recovery in external demand. In the near term, the fallout from the European crisis and weakened global economy may reduce demand for Russian exports such as oil and gas, which could limit Russia’s economic recovery. Over the long-term, Russia faces challenges including a shrinking workforce, a high level of corruption, and difficulty in accessing capital for smaller, non-energy companies and poor infrastructure in need of large investments.

European Securities.    The EU’s Economic and Monetary Union (“EMU”) requires eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors, each of which may significantly impact every European country and their economic partners. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro (the common currency of the EU), the threat of default or actual default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns relating to economic downturns, rising government debt levels and national unemployment and the possible default of government debt in several European countries. Several countries have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. Responses to financial problems by European governments, central banks, and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have unintended consequences. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by an EU country of its sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Some European countries continue to suffer from high unemployment rates.

In June 2016, the United Kingdom (the “UK”) voted to withdraw from the EU, commonly referred to as “Brexit.” The impact of Brexit is so far uncertain. The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter to be negotiated. The decision may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global

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economy for some time. Additional EU members could decide to abandon the euro and also withdraw from the EU, which could adversely affect the value of a Portfolio’s investments.

Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.

The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a Portfolio.

Latin America

Inflation.    Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability.    Latin American countries generally have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed.

Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Portfolio invests and, therefore, the value of Portfolio shares.

Additionally, an investment in Latin America is subject to certain risks stemming from political and economic corruption, which may affect negatively the country or the reputation of companies domiciled in a certain country.

Dependence on Exports and Economic Risk.    Certain Latin American countries depend heavily on exports to the U.S. and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The 2008 global financial crisis weakened the global demand for oil and other commodities and, as a result, Latin American countries faced significant economic difficulties that led certain countries into recession. If global economic conditions worsen, prices for Latin American commodities may experience increased volatility and demand may continue to decrease. Although certain of these countries have recently shown signs of recovery, such recovery, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. In certain countries, political risk, including nationalization risk, is high.

Sovereign Debt.    A number of Latin American countries are among the largest debtors of developing countries and have a history of reliance on foreign debt and default. The majority of the region’s economies have become dependent upon foreign credit and loans from external sources to fund

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government economic plans. Historically, these plans have frequently resulted in little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Because of their dependence on foreign credit and loans, a number of Latin American economies faced significant economic difficulties and some economies fell into recession as the 2008 global financial crisis tightened international credit supplies. While the region has recently shown signs of economic improvement, recovery from past economic downturns in Latin America has historically been slow, and any such recovery, if sustained, may be gradual. The European crisis and weakened global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a Portfolio’s investments in Latin American securities could be harmed if economic recovery in the region is limited.

Pacific Basin Region.    Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the economy of any country in the region. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain Asian countries, as do environmental problems.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the EU. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries. The 2008 global financial crisis spread to the region, significantly lowering its exports and foreign investments in the region, which are driving forces of its economic growth. In addition, the economic crisis also significantly affected consumer confidence and local stock markets. Although the economies of many countries in the region have recently shown signs of recovery from the crisis, such recovery, if sustained, may be gradual. Furthermore, any such recovery may be limited or hindered by the reduced demand for exports and lack of available capital for investment resulting from the European crisis and weakened global economy. The economies of certain Asian countries depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. In addition, certain developing Asian countries, such as the Philippines and India are especially large debtors to commercial banks and foreign governments.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the

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relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Portfolio’s assets denominated in those currencies.

Some developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

Chinese Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on a Portfolio’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy and greater intervention in the Chinese financial markets, such as the imposition of trading restrictions; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (1) the difference in, or lack of auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the Chinese economy may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities are also subject to substantial restrictions. Some

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believe that China’s currency is undervalued. Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns. For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. By treaty, China has committed to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

China A-Shares.    China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE is historically not permitted other than through a license granted under regulations in the People’s Republic of China known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) systems. Each license permits investment in A-shares only up to a specified quota.

Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. A portfolio cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market. In the event that a portfolio invests in A-Shares directly, a portfolio may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets, or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.

The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as a portfolio, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that an A-Shares quota will be sufficient for a portfolio’s intended scope of investment.

The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future; and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion.

Investment in eligible A-shares listed and traded on the SSE is now permitted through the Stock Connect program. Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and Chinese Securities Depositary and Clearing Corporation that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain portfolios may invest in other investment companies that invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, a portfolio’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.

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Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a portfolio will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict a portfolio from investing in A-shares on a timely basis, which could affect a portfolio’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a portfolio. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject a portfolio to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading.

Forward Commitments, When-Issued and Delayed Delivery Securities.    As indicated in Appendix A, certain of the Portfolios may invest in forward commitments, including “TBA” (to be announced), when-issued and delayed delivery securities. Forward commitments, when-issued and delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis, it does not pay for the securities until they are received. A Portfolio is required, however, to designate the segregation, either on the records of the Adviser, the applicable Sub-Adviser or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Portfolio’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. The availability of liquid assets for this purpose and the effect of asset segregation on a Portfolio’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the Portfolio may purchase forward commitments, when-issued and delayed delivery securities. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a Portfolio’s other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, a Portfolio or its counterparty generally is required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.

A Portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, a Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although a Portfolio may close out its position prior to the settlement date by entering into a matching sales transaction. In general, a Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

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A Portfolio may purchase forward commitments and make commitments to purchase securities on a when-issued or delayed-delivery basis for any number of reasons, including to protect the value of portfolio investments, as a means to adjust the Portfolio’s overall exposure, and to enhance the Portfolio’s return. Purchases made in an effort to enhance a Portfolio’s return may involve more risk than purchases made for other reasons. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Portfolio’s payment obligation).

Health Care Sector Risk.    The health care sector generally is subject to substantial government regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care sector and therefore could affect the performance of a Portfolio. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

Hybrid Instruments.    As indicated in Appendix A, certain of the Portfolios may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide

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for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. The issuer or guarantor of a hybrid instrument may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. A Portfolio that invests in hybrid instruments is subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a Portfolio’s share price and income level.

In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures and most swaps by persons in the United States; the SEC, which regulates the offer and sale of securities by and to persons in the United States; or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.

Illiquid Securities or Non-Publicly Traded Securities.    As indicated in Appendix A, certain of the Portfolios may invest in illiquid securities or non-publicly traded securities. The inability of a Portfolio to dispose of illiquid or not readily marketable investments promptly or at a reasonable price could impair a Portfolio’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A and that have been determined to be liquid by the Board or its delegates will be monitored by each Portfolio’s Sub-Adviser on an ongoing basis, subject to the oversight of the Adviser. In the event that such a security is deemed to be no longer liquid, a Portfolio’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio’s having more than 15% of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid, and therefore subject to a Portfolio’s limit on the purchase of illiquid securities, unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes

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for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

There is a large institutional market for certain securities that are not registered under the 1933 Act, which may include markets for repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. To the extent that a Portfolio acquires shares of a registered investment company in accordance with Section 12(d)(1)(F) of the 1940 Act, the registered investment company is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period less than 30 days. Shares held by a Portfolio in excess of 1% of a registered investment company’s outstanding securities therefore may, under certain circumstances, be considered not readily marketable securities, which, together with other such securities, are subject to the 15% limitation described above.

Inflation-Indexed Securities.    Certain Portfolios may invest in inflation-indexed securities issued by the U.S. Treasury and others. Inflation-indexed securities are debt securities the principal value of which is adjusted periodically in accordance with changes in a measure of inflation. Inflation-indexed securities issued by the U.S. Treasury use the Consumer Price Index for Urban Consumers (“CPI-U”) published by the U.S. Bureau of Labor Statistics (see “U.S. Government Securities” below). Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Two structures for inflation-indexed securities are common: the U.S. Treasury and some other issuers utilize a structure that adjusts the principal value of the security according to the rate of inflation; most other issuers pay out the Consumer Price Index adjustments as part of a semi-annual coupon.

In the first, the interest rate on the inflation-indexed bond is fixed, while the principal value rises or falls semi-annually based on changes in a published measure of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In the second, the inflation adjustment for certain inflation-indexed bonds is reflected in the semiannual coupon payment. As a result, the principal value of these inflation-indexed bonds does not adjust according to the rate of inflation.

In general, the value of inflation-indexed securities increases in periods of general inflation and declines in periods of general deflation. If inflation is lower than expected during the period a Portfolio holds an inflation-indexed security, the Portfolio may earn less on it than on a conventional bond. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal,

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or stated, rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in the principal value of an inflation-indexed security is taxable in the taxable year the increase occurs, even though its holders do not receive cash representing the increase until the security matures, and the amount of that increase for a Portfolio generally must be distributed each taxable year to its shareholders. See the “Taxation” section of this SAI. Thus, each Portfolio that invests therein could be required, at times, to liquidate other investments in order to satisfy its distribution requirement.

Insured Bank Obligations.    The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Portfolios may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the limit for illiquid investments for each Portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Company Securities.    As indicated in Appendix A, certain of the Portfolios may invest in the securities of other investment companies, including ETFs, to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. Investment company securities are securities of other open-end or closed-end investment companies or unit investment trusts. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the total outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a Portfolio from acquiring in the aggregate more than 10% of the total outstanding voting shares of any registered closed-end investment company. Certain exceptions to these limitations are provided by the 1940 Act and the rules, regulations, and exemptive orders thereunder. The 1290 VT Moderate Growth Allocation Portfolio and EQ/First Trust Moderate Growth Allocation Portfolio invest substantially all of their assets in the securities of other investment companies in reliance on exemptions under the 1940 Act that allow the Portfolios to invest in other investment companies in excess of the limits described above. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. In addition, certain types of investment companies, such as closed-end investment companies and ETFs, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Such a premium or discount may impact the performance of a Portfolio’s investment. Further, the securities of other investment companies may be leveraged. As a result, a Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose a Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities will be diminished.

Passive Foreign Investment Companies.    As indicated in Appendix A, certain Portfolios may purchase the securities of “passive foreign investment companies” (“PFICs”). In general, such companies have been the only or primary way to invest in countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a Portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly (through the Portfolio) bear similar expenses of such investment funds. PFICs in which a Portfolio may invest may also include foreign

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corporations other than such investment funds. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above, as well as certain adverse federal income tax consequences (see the section of this SAI entitled “Taxation”).

Exchange-Traded Funds (“ETFs”).    As indicated in Appendix A, certain of the Portfolios may invest in ETFs and other pooled investment vehicles. These are a type of investment company (or similar entity) the shares of which are bought and sold on a securities exchange and that hold a portfolio of securities or other financial instruments. An index-based ETF represents a portfolio of securities (or other assets) generally designed to track a particular market index or other referenced asset. A Portfolio could purchase an index-based ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. Many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits on investments in other investment companies described above, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. The 1290 VT Moderate Growth Allocation Portfolio and EQ/First Trust Moderate Growth Allocation Portfolio invest substantially all of their assets in ETFs. The risks of owning an index-based ETF generally reflect the risks of owning the underlying securities it is designed to track although lack of liquidity in an ETF could result in it being more volatile, and ETFs have fees which increase their costs. In addition, there is the risk that an index-based ETF may fail to closely track the index, if any, that it is designed to replicate. ETFs may also be actively managed. By investing in a Portfolio that invests in ETFs, you will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETFs manager’s expectations regarding particular securities or markets are not met.

Investment Grade Securities.    As indicated in Appendix A, certain of the Portfolios may invest in or hold investment grade securities. Investment grade securities are securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB or higher by Standard & Poor’s Global Ratings (“S&P”), or BBB or higher by Fitch Ratings Ltd. (“Fitch”), securities that are comparably rated by another rating agency, or unrated securities determined by the Adviser or the Sub-Adviser to be of comparable quality. Bonds rated in the lower investment grade rating categories (or determined to be of comparable quality by the Adviser or the Sub-Adviser) have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. If a security is downgraded, the Adviser or the Sub-Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of a Portfolio.

Non-Investment Grade Securities or “Junk Bonds.”    As indicated in Appendix A, certain of the Portfolios may invest in or hold junk bonds or non-investment grade securities. Non-investment grade securities are securities rated Ba or lower by Moody’s or BB or lower by S&P or Fitch, securities that are comparably rated by another rating agency, or unrated securities determined by the Adviser or a Sub-Adviser to be of comparable quality. Non-investment grade securities are commonly known as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies and in other circumstances.

Non-investment grade securities generally offer a higher current yield than that available for investment grade securities; however, they involve greater risks than investment grade securities in that they are especially sensitive to, and may be more susceptible to, real or perceived adverse changes in general economic conditions and in the industries in which the issuers are engaged, changes in the financial condition of, and individual corporate developments of, the issuers, and price fluctuations in response to changes in interest rates. Because a Portfolio’s investments in non-investment grade securities involve greater investment risk than its investments in higher rated securities, achievement of the Portfolio’s investment objective will be more dependent on the Adviser’s or Sub-Adviser’s analysis than would be the case if the Portfolio were investing in higher rated securities.

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Non-investment grade securities generally will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. Lower rated securities may experience substantial price declines when there is an expectation that issuers of such securities might experience financial difficulties. As a result, the yields on lower rated securities can rise dramatically. However, those higher yields may not reflect the value of the income stream that holders of such securities expect. Rather, those higher yields may reflect the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not occur.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full. Non-investment grade securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a non-investment grade security’s value will decrease in a rising interest rate market, as will the value of a Portfolio’s investment in such securities. If a Portfolio experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio’s expenses can be spread and possibly reducing the Portfolio’s rate of return.

In addition, the market for non-investment grade securities generally is thinner and less active than that for higher rated securities, which may limit a Portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets. This potential lack of liquidity may make it more difficult for the Adviser or Sub-Adviser to value accurately certain portfolio securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Trust’s Board. It is the policy of the Adviser and each Portfolio’s Sub-Adviser not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with their own independent and ongoing review of credit quality.

Prices for junk bonds also may be affected by legislative and regulatory developments. For example, the recently enacted Tax Cuts and Jobs Act includes a provision limiting the deductibility of “business interest” expense, and from time to time, Congress has considered legislation to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation could depress the prices of outstanding junk bonds.

Credit Ratings.    Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s, S&P and Fitch is included in Appendix B to this SAI. The process by which Moody’s, S&P and Fitch determine ratings generally includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

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Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a Portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio, resulting from market fluctuations or other changes in a Portfolio’s total assets will not require a Portfolio to dispose of an investment. The Portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the Adviser or applicable Sub-Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Commodity-Linked Notes.    Certain of the Portfolios may invest in commodity-linked notes, which are privately negotiated structured debt securities the amount of principal repayment and/or interest payments for which are linked to the return of an index, such as the Dow Jones-UBS Commodity Index Total ReturnSM, which is representative of the commodities market or a segment thereof. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. As such, commodity-linked notes also are subject to counterparty risk. Commodity-linked notes may be leveraged. Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make them more volatile than other types of investments. Commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value. Investments therein can also have adverse federal income tax consequences.

Exchange-Traded Notes (ETNs).    Certain of the Portfolios may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protection exists. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the

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applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy. A Portfolio’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If a Portfolio must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a Portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. ETNs are also subject to counterparty credit risk and fixed income risk. Investments in ETNs may also have adverse federal income tax consequences. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Portfolio characterizes and treats ETNs and the net income and net realized gains therefrom for federal income tax purposes. Further, the IRS and Congress have, from time to time, considered proposals that would change the timing of recognition and character of net income and net realized gains from ETNs.

LIBOR Rate Risk.    Many debt securities, derivatives and other financial instruments, including some of the Portfolios’ investments, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York plans to start publishing the SOFR sometime in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly 4 1/2 year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions.

Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Loan Participations, Assignments, and Other Direct Indebtedness.    As indicated in Appendix A, certain of the Portfolios may invest a portion of their assets in loan participations and other direct indebtedness. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. In purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Certain of the loans and other direct indebtedness acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments, which obligate the Portfolio to pay additional cash on a

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certain date or on demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when a Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it is required to designate the segregation, either on the records of the Adviser, the applicable Sub-Adviser or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, an amount sufficient to meet such commitments.

Such loans and other direct indebtedness are typically made by a syndicate of lending institutions, represented by an agent lending institution, which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its rights and the rights of other loan participants against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a “novation” (i.e., a new loan) pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a Portfolio would purchase an assignment of a portion of a lender’s interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

A Portfolio’s ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that a Portfolio will purchase, the Adviser or Sub-Advisers will rely upon its own credit analysis of the borrower. As a Portfolio may be required to rely upon another lending institution to collect and pass on to a Portfolio amounts payable with respect to the loan and to enforce a Portfolio’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Portfolio from receiving such amounts. In such cases, a Portfolio will also evaluate the creditworthiness of the lending institution and will treat both the borrower and the lending institutions as an “issuer” of the loan for purposes of certain investment restrictions pertaining to the diversification of a Portfolio’s investments. Many lending institutions have been weakened by the recent financial crisis, and it may be difficult for a Portfolio to obtain an accurate picture of a lending institution’s financial condition.

The borrower in a loan arrangement may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other things. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Portfolio derives interest income will be reduced. The effect of prepayments on a Portfolio’s performance may be mitigated by the receipt of prepayment fees, and the Portfolio’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.

Loan participations and other direct indebtedness may have extended trade settlement periods. Accordingly, the proceeds from the sale of these instruments may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale. The extended trade settlement periods could force a Portfolio to liquidate other securities to meet redemptions and may present a risk that the Portfolio may incur losses in order to timely honor redemptions.

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Investments in such loans and other direct indebtedness may involve additional risks to a Portfolio. For example, if a loan or other direct indebtedness is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on the Adviser’s or Sub-Adviser’s research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Portfolio. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser or Sub-Adviser determines that any such investments are illiquid, a Portfolio will include them in the investment limitations described above.

Mortgage-Backed or Mortgage-Related Securities.    As indicated in Appendix A, certain of the Portfolios may invest in mortgage-related securities (i.e., mortgage-backed securities). Mortgage-backed securities (“MBS”) represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as the Government National Mortgage Association, or “Ginnie Mae”); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by the Federal National Mortgage Association, or “Fannie Mae”, or the Federal Home Loan Mortgage Corporation, or “Freddie Mac” (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private MBS may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship. Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their MBS. While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. Since the GSEs were placed into conservatorship through the fourth quarter of 2017, they have required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, the GSEs have paid approximately $278.8 billion in aggregate cash dividends (although those payments do not constitute a repayment of their draws). In the first quarter of 2018, Fannie Mae and Freddie Mac each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted

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in a decrease in the value of their deferred tax assets. As a result, Fannie Mae and Freddie Mac each reported net losses during the fourth quarter of 2017, and indicated that they would request draws from the U.S. Treasury in the amount of $3.7 billion and $0.3 billion, respectively. The FHFA stated that Fannie Mae and Freddie Mac may need an additional injection of U.S. Treasury capital in the future. Accordingly, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue into the future.

Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the GSEs is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.

The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

Unlike MBS issued or guaranteed by the U.S. Government or one of the GSEs, MBS issued by private issuers do not have a government or GSE guarantee. Private issuers may purchase various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance, to support the timely payment of principal and interest of the underlying mortgage loans. However, there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. In addition, privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, private MBS may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The value of MBS may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, statutory and/or regulatory tax and/or other changes may adversely affect the mortgage securities market as a whole. Privately issued MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. MBS have yield and maturity characteristics corresponding to the underlying assets. Certain MBS may include securities backed by pools of mortgage loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain MBS include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

MBS are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable MBS. In that event, the Portfolios may be unable to invest the proceeds from the early payment of the MBS in an investment that provides as high a yield as the MBS.

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Consequently, early payment associated with MBS may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of MBS. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of MBS. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension could increase the inherent volatility of a Portfolio. This is known as extension risk. If the life of a MBS is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in MBS notwithstanding any direct or indirect governmental or agency guarantee.

MBS are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the MBS in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Certain Portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped MBS that represent a participation in, or are secured by, mortgage loans. Some MBS, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). MBS are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other MBS. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

Stripped MBS are created when a U.S. Government agency or a financial institution separates the interest and principal components of a MBS and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped MBS are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped

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MBS may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped MBS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped MBS. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped MBS may be more volatile and less liquid than that for other MBS, potentially limiting the Portfolios’ ability to buy or sell those securities at any particular time.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Portfolios may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Portfolio’s investment objectives and policies, the Portfolio may invest in various tranches of CMO bonds, including support bonds.

Certain Portfolios may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Portfolio forecloses on any non-performing mortgage, it could end up acquiring a direct interest in the underlying real property and the Portfolio would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a Portfolio, the Adviser or any Sub-Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

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Mortgage Dollar Rolls.    As indicated in Appendix A, certain of the Portfolios may enter into mortgage dollar rolls in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date at a pre-determined price. During the roll period, a Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser’s or Sub-Adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A “dollar roll” transaction can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. However, in a “dollar roll” transaction, the dealer with which a Portfolio enters into a transaction is not obligated to return the same securities as those originally sold by the Portfolio, but generally only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. If the dealer files for bankruptcy or becomes insolvent, a Portfolio’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate, which would increase costs and may increase a Portfolio’s realized net gains that must be distributed to its shareholders. All cash proceeds from dollar roll transactions will be invested in instruments that are permissible investments for a Portfolio. A Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser, the applicable Sub-Adviser or with the Trust’s custodian, of cash or other liquid securities in an amount not less than the forward purchase price. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the risks of investing in illiquid securities as well as to a Portfolio’s overall limitations on investments in illiquid securities.

Municipal Securities.    As indicated in Appendix A, certain of the Portfolios may invest in municipal securities (“municipals”), including residual interest bonds, which are debt obligations issued by local, state and regional governments that provide interest income that is excludable from gross income for federal income tax purposes (“excludable interest”). Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons, including: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds (“PABs”) are also considered municipals if the interest thereon is excludable interest (even though that interest may be an item of tax preference for purposes of the federal alternative minimum tax). PABs are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. PABs are ordinarily dependent on the credit quality of a private user, not the public issuer.

The value of municipal securities can be affected by changes in the actual or perceived credit quality of the issuer, which can be affected by, among other things, the financial condition of the issuer, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, and political or economic developments in the region where the instrument

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is issued. Local and national market forces — such as declines in real estate prices or general business activity — shifting demographics or political gridlock may result in decreasing tax bases, growing entitlement budgets, and increasing construction and/or maintenance costs and could reduce the ability of certain issuers of municipal securities to repay their obligations. Those obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Budgetary constraints may cause municipal securities to be more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. These and other factors may adversely affect the value of a Portfolio’s investments in municipal securities.

The perceived increased likelihood of default among issuers of municipal securities has resulted in constrained liquidity, increased price volatility and credit downgrades of issuers of municipal securities. Certain issuers of municipal securities have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal securities to pay existing obligations. In addition, the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal securities. Adverse developments in the municipal securities market may negatively affect the value of all or a substantial portion of a Portfolio’s holdings in municipal securities.

Options and Futures Transactions.    As indicated in Appendix A, certain of the Portfolios may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments. A Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures trading. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an option and the resulting inability to close a futures position or option prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.

Following is a description of specific Options and Futures Transactions. For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see “Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts.”

Futures Transactions.    As indicated in Appendix A, certain of the Portfolios may utilize futures contracts. Futures contracts (a potentially high-risk investment) enable a Portfolio to buy or sell an asset in the future at an agreed upon price. A futures contract is a bilateral agreement to buy or sell a security or other commodity (or deliver a cash settlement price, in the case of a contract relating to a rate or an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are listed for trading by boards of trade that have been designated “contracts markets” by the CFTC.

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No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain the Portfolio’s open positions in futures contracts) would be required to designate the segregation, either on the records of the Adviser, the applicable Sub-Adviser or with the Trust’s custodian, in the name of the futures broker an amount of cash, United States Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The minimum margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. An individual broker, known as a futures commission merchant (“FCM”), may require a greater amount of margin for a particular customer depending upon an assessment of creditworthiness. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the maintenance margin level, the broker will issue a margin call to restore the account to the initial margin level. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Portfolio. These subsequent payments called “variation margin,” to and from the futures broker, may be required to be made on a daily or even intraday basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Portfolio expects to earn interest income on its accounts that exceeds the margin level required by the FCM. However, any such income may be limited or minimal in a low interest rate environment.

A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Options on Futures Contracts.    As indicated in Appendix A, certain of the Portfolios may purchase and write exchange-traded call and put options on futures contracts of the type which the particular Portfolio is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Options on futures contracts can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If a Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

A Portfolio will write only options on futures contracts that are “covered.” A Portfolio will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Portfolio segregates, either on the records of the Adviser, the applicable Sub-Adviser or with

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the Trust’s custodian, cash or other liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Portfolio will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Portfolio owns a security deliverable under the futures contract. A Portfolio will be considered “covered” with respect to a call option it has written on a securities index future if the Portfolio owns, so long as the Portfolio is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of its Adviser or Sub-Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, a Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, a Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options Transactions.    As indicated in Appendix A, certain of the Portfolios may also write and purchase put and call options. An option (another potentially high-risk security) is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the asset underlying the option at a predetermined price, often at any time during the term of the option for American options or only at expiration for European options. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Portfolio will write put and call options only if such options are considered to be “covered,” except as described below. A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put maintains throughout the option period the segregation, either on the records of the Adviser, the applicable Sub-Adviser or with the Trust’s custodian, of cash or other liquid assets in an amount equal to or greater than the exercise price of the put option.

The Portfolios will not commit more than 5% of their total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Portfolio has written call or put options generally will not exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Writing Call Options.    A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the

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expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Portfolio’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities a Portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part.

Unlike the situation in which a Portfolio owns securities not subject to a call option, the Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” A Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by a Portfolio. When an underlying security is sold from a Portfolio’s securities portfolio, the Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options.    The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. If a Portfolio writes a put option, it will “cover” the position as required by the 1940 Act. A Portfolio may “cover” a put option by, for example, maintaining the segregation, either on the records of the Adviser, the applicable Sub-Adviser or with the Trust’s custodian, of cash or other liquid assets having a value equal to or greater than the exercise price of the option.

A Portfolio may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

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Purchasing Put and Call Options.    A Portfolio may purchase put options on securities to increase the Portfolio’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security. A Portfolio may also purchase call options on securities to protect against substantial increases in prices of securities that a Portfolio intends to purchase pending their ability to invest in an orderly manner in those securities. A Portfolio may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Interest Rate Futures Contracts. Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Securities Index Futures Contracts.    A securities index futures contract is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index. Purchases or sales of securities index futures contracts may be used in an attempt to increase a Portfolio’s total investment return or to protect a Portfolio’s current or intended investments from broad fluctuations in securities prices. Additionally, through the use of index futures, a Portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs that may be associated with investment in multiple issuers. This may permit a Portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a Portfolio security) that may result from increases or decreases in positions already held by a Portfolio. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

A broad-based security index will generally have at least ten component issues, while a narrow-based security index will generally have nine or fewer. Futures contracts on a broad-based security index are subject to exclusive regulatory jurisdiction of the CFTC, while futures contracts on a narrow-based security index are a class of “security futures” subject to joint SEC-CFTC jurisdiction. With respect to swaps, if the underlying reference asset is a broad-based security index, the instrument will generally be classified as a swap and as a “security-based swap agreement,” which means that it is fully subject to CFTC jurisdiction as well as the antifraud, anti-manipulation and insider trading jurisdiction of the SEC. If the underlying reference asset is a narrow-based security index, the instrument will be classified as a security-based swap and subject only to the full jurisdiction of the SEC.

Securities Index Options.    A Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of increasing the Portfolio’s total investment return or hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio’s securities or securities it intends to purchase. Each Portfolio writes only “covered” options. A call option on a securities index is considered covered, for example, if, so long as a Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of a Portfolio’s Adviser

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or Sub-Adviser, expected to replicate substantially the movement of the index or indices upon which the options written by the Portfolio are based. A put option on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates, either on the records of the Adviser, the applicable Sub-Adviser or with the Trust’s custodian, cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed “index multiplier.”

Securities index options are subject to exclusive SEC jurisdiction.

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”) or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index (a subset of the S&P 500 Index). Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Over-the-Counter Options.    As indicated in Appendix A, certain of the Portfolios may engage in OTC put and call option transactions. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such OTC options, and the securities used as “cover” for such options, may be considered illiquid securities. Certain Portfolios may enter into contracts (or amend existing contracts) with primary dealers with whom they write OTC options. The contracts will provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Portfolio for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Portfolio can repurchase the option at any time. The Portfolios may be subject to the risk that firms participating in such transactions will fail to meet their obligations. Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. In instances in which a Portfolio has entered into agreements with respect to the OTC options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the OTC option written by it, the Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is “in-the-money,” i.e., the amount by which the price of the option exceeds the exercise price. Certain OTC options are considered to be swaps. For information concerning the risks associated with utilizing swaps, please see “Swaps.”

Limitations on Purchase and Sale of Options, Futures Contracts and Options on Futures Contracts.    A Portfolio may invest in futures and options for hedging purposes, as well as non-hedging purposes, to the extent permitted in the Prospectuses and SAI. In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of cash, cash equivalents or other liquid assets, equal to the cost of such futures contracts or options written (less any related margin deposits), will be designated either on the records of the Adviser, the applicable Sub-Adviser or with the Trust’s custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by

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a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures and related options, the Portfolio will own securities the price changes of which are, in the opinion of its Adviser or Sub-Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts

Options.    A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (“exchange”). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as OTC options, no secondary market on an exchange may exist. A liquid secondary market for particular options, whether traded OTC or on an exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If a Portfolio is unable to effect a closing purchase transaction, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Options traded in the OTC market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded OTC. The Portfolios will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as “cover” for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indices on which options are written. There are a number of factors which may prevent derivatives or other strategies used by a Portfolio from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of a Portfolio’s fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a Portfolio and the determination of the net asset value of the Portfolio’s shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Portfolio invests; (iv) a Portfolio having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Portfolio (due to share purchases or redemptions, for example), potentially resulting in the Portfolio being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Portfolio’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

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Futures.    The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In addition, transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser or a Portfolio’s Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio’s underlying instruments sought to be hedged.

Successful use of futures contracts by a Portfolio for hedging purposes is also subject to the Adviser’s or a Sub-Adviser’s ability to correctly predict movements in the direction of the market and other economic factors. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Portfolio’s portfolio might decline. If this were to occur, a Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Portfolios, specified in the Prospectuses, intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. If a Portfolio has insufficient cash, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Foreign Options and Futures.    Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel

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enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when a Portfolio trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic exchange. In particular, funds received from a Portfolio for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a Portfolio’s order is placed and the time it is liquidated, offset or exercised.

Foreign Currency Contracts.    A Portfolio may also seek to enhance returns or hedge against a change in the value of a currency through use of currency futures or currency options. Hedging against a change in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a Portfolio will depend on the ability of the Adviser or a Portfolio’s Sub-Adviser to predict future currency exchange rates.

The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs.

Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a Portfolio if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the prevailing market conditions. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.

Participatory Notes.    A Portfolio may invest in participatory notes (commonly known as “P-Notes”) issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Portfolio. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio relies on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. Participatory notes involve transaction costs. A Portfolio’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to a Portfolio’s percentage limitation on investments in illiquid securities.

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Preferred Stocks.    As indicated in Appendix A, certain of the Portfolios may invest in preferred stocks. Preferred stocks have the right to receive specified dividends before the payment of dividends on common stock. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds take precedence over the claims of owners of the issuer’s preferred and common stock. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. If interest rates rise, the specified dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. The value of preferred stocks is sensitive to changes in interest rates and to changes in the issuer’s credit quality. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock, whereas non-cumulative preferred stock does not require the issuer to do so. Some preferred stocks also participate in dividends paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Portfolio may treat such redeemable preferred stock as a fixed income security.

Precious Metals Risk.    Precious metals, such as gold and silver, generate no interest or dividends, and the return from investments in such precious metals will be derived solely from the gains and losses realized upon sale. Prices of precious metals may fluctuate, sharply or gradually, and over short or long periods of time. The prices of precious metals may be significantly affected by factors such as changes in inflation or expectations regarding inflation in various countries, the availability of supplies and demand, changes in industrial and commercial demand, developments in the precious metals mining industries, precious metals sales by governments, central banks or international institutions, investment speculation, hedging activity by producers, currency exchange rates, interest rates, and monetary and other economic policies of various governments. In addition, because the majority of the world’s supply of gold and silver is concentrated in a few countries, such investments may be particularly susceptible to political, economic and environmental conditions and events in those countries.

Real Estate Industry Investing.    Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, including the decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in real estate laws zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. To the extent that assets underlying a Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Portfolio’s investments.

Real Estate Investment Trusts.    As indicated in Appendix A, certain of the Portfolios may invest in real estate investment trusts (“REITs”).

REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. A REIT is not taxed on net income and net realized gains that it distributes to its owners if it complies with statutory and regulatory federal income tax requirements relating to its management, organization, ownership, assets and income and with a statutory requirement that it distribute to its owners at least 90% of the sum of its REIT taxable income and certain other income for each taxable year. Various other countries have also adopted REIT-like structures that receive comparable tax treatment, provided that certain requirements are met. Failure by a REIT or REIT-like structure to meet such requirements may have adverse consequences on a

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Portfolio that invests therein. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A shareholder in a Portfolio, by investing in REITs indirectly through the Portfolio, will bear not only its proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. In addition, equity REITs may be affected by changes in the values of the underlying property they own, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects and risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and, with respect to domestic REITs, the possibility of failing (1) to qualify for tax-free “pass-through” under the Code of net investment income and net realized gains distributed to shareholders and (2) to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs holding those securities could end up holding the underlying real estate.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Risks associated with investments in securities of real estate companies include those discussed above in “Real Estate Industry Investing.”

Repurchase Agreements. As indicated in Appendix A, certain of the Portfolios may enter into repurchase agreements. A repurchase agreement is a transaction in which a Portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition is accrued as interest and included in the Portfolio’s net investment income. Repurchase agreements generally result in a fixed rate of return insulated from market fluctuation during the holding period, and generally are used as a means of earning a return on cash reserves for periods as short as overnight.

Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of a repurchase agreement, a Portfolio, among other things, (i) retains the securities or other obligations subject to the repurchase agreement, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Portfolio and its counterparty, as collateral securing the seller’s repurchase obligation, (ii) continually monitors on a daily basis the market value of the securities or other obligations subject to the repurchase agreement and (iii) requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the securities or other obligations subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

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A Portfolio may enter into repurchase agreements only in transactions with counterparties (which may include brokers-dealers, banks, U.S. government securities dealers and other intermediaries) believed by the Adviser or the Sub-Advisers to present minimal credit risks. A Portfolio generally will not enter into a repurchase agreement maturing in more than seven days. The SEC staff currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, a Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. A Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.

Reverse Repurchase Agreements, Dollar Rolls and Sale-Buyback Transactions.    As indicated in Appendix A, certain of the Portfolios may enter into reverse repurchase agreements and dollar rolls with brokers, dealers, domestic and foreign banks and/or other financial institutions. In addition, a Portfolio may also enter into sale-buyback transactions and other economically similar transactions. Reverse repurchase agreements, dollar rolls and sale-buyback transactions may be viewed as the borrowing of money by a Portfolio. See “Fundamental Restrictions” for more information concerning restrictions on borrowing by each Portfolio. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

In a reverse repurchase agreement, a Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. During the term of the agreement, a Portfolio retains ownership of the security and will continue to receive any principal and interest payments on the underlying security. A Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. If interest rates rise during a reverse repurchase agreement, it may adversely affect a Portfolio’s net asset value.

In “dollar roll” transactions, a Portfolio sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date at a pre-determined price. During the roll period, a Portfolio would forego principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. See “Mortgage Dollar Rolls” for more information.

A Portfolio also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Portfolio’s repurchase of the underlying security. A Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets in an amount not less than the amount of the Portfolio’s forward commitment to repurchase the subject security.

At the time a Portfolio enters into a reverse repurchase agreement, dollar roll or sale-buyback, it will maintain the segregation, either on the records of the Adviser, the applicable Sub-Adviser or with the Trust’s custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

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The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements, dollar rolls and sale-buybacks represent a form of leverage and their use by a Portfolio may increase the Portfolio’s volatility. Reverse repurchase agreements, dollar rolls and sale-buybacks involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In addition, when a Portfolio invests the proceeds it receives in a reverse repurchase agreement, dollar roll or sale-buyback, there is a risk that those investments may decline in value. Reverse repurchase agreements, dollar rolls and sale-buybacks also involve the risk that the buyer of the securities sold by a Portfolio might be unable or unwilling to deliver them when the Portfolio seeks to repurchase, which may result in losses to the Portfolio. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and a Portfolio’s use of the proceeds of the agreement may effectively be restricted pending such decision, which could adversely affect the Portfolio.

A Portfolio’s investment of the proceeds of reverse repurchase agreements, dollar rolls and sale-buybacks may be viewed as creating leverage in the Portfolio and as such involve leverage risk.

Time and Demand Deposits.    Time deposits are interest-bearing, non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of such deposits. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party, but there is no secondary market for such deposits. Demand deposits are accounts at banks and financial institutions from which deposited funds can be withdrawn at any time without notice to the depository institution. The majority of demand deposit accounts are checking and savings accounts. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and to a lesser extent, income risk, market risk, and liquidity risk). In addition, time deposits of foreign branches of U.S. banks and foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent of government regulation of financial markets, and expropriation or nationalization of foreign issuers. Demand deposits are subject to general market and economic risks as they are usually considered part of the money supply. In addition, demand deposits are subject to risks of fraud. As access to demand deposits (e.g., via ATMs and online banking) has increased, so have the ways to carry out fraudulent schemes. Demand deposit fraud can take many forms, such as phishing schemes, cross-channel and check fraud.

Securities Lending.    As indicated in Appendix A, certain of the Portfolios may lend securities to brokers, dealers or other institutional investors needing to borrow securities to complete certain transactions. In connection with such loans, a Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on loaned securities. A Portfolio has the right to terminate a loan at any time. A Portfolio does not have the right to vote on securities while they are on loan, but the Portfolio’s Adviser or Sub-Adviser may attempt to terminate loans in time to vote those proxies the Adviser or the Sub-Adviser has determined are material to the Portfolio’s interests. A Portfolio has the right to call each loan and obtain the securities on one standard settlement period’s notice or, in connection with the securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A lending Portfolio

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will receive collateral consisting of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio’s investment program and applicable law, which will be maintained at all times in an amount at least equal to 100% of the current market value of the loaned securities. If the collateral consists of cash, a Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on investment. If the collateral consists of a letter of credit or securities, the borrower will pay a Portfolio a loan premium fee. A Portfolio may participate in securities lending programs operated by financial institutions, which act as lending agents (“Lending Agent”). The Lending Agent will receive a percentage of the total earnings of a Portfolio derived from lending the Portfolio’s securities. Should the borrower of securities fail financially, a Portfolio may experience delays in recovering the loaned securities or in exercising its rights in the collateral. Additional risks include the possible decline of the value of the securities acquired with cash collateral. This risk is increased when a Portfolio’s loans are concentrated with a single borrower or a limited number of borrowers. A Portfolio seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, repurchase agreements, money market funds or similar private investment vehicles.

Short Sales.    As indicated in Appendix A, certain of the Portfolios may enter into a short sale. A “short sale” is the sale by a Portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. A Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Portfolio. Until the security is replaced, a Portfolio is required to prepay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. The net proceeds of a short sale will be retained by the Sub-Adviser (or by the Portfolio’s custodian), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolios will incur transaction costs in effecting short sales.

The Portfolios generally will engage only in covered short sales. In a covered short sale, a Portfolio either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns securities convertible or exchangeable, without payment of further consideration, into an equal number of securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. To the extent that a Portfolio engages in short sales, it will provide collateral to the broker-dealer arranging the short sale and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser or Sub-Adviser determines to be liquid in accordance with procedures established by the Portfolio’s Board of Trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Portfolio replaces the borrowed security.

A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with a short sale. There can be no assurance that a Portfolio will be able to close out a short position at any particular time or an acceptable price.

Short-Term Investments.    Short-term investments include investments in various types of U.S. government securities and high-quality, short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which certain of the Portfolios may invest include but are not limited to: government obligations,

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certificates of deposit, time deposits, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. The Portfolios may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances of domestic branches of foreign banks and savings and loan associations and similar institutions.

Small Company Securities and Micro-Cap Company Securities.    As indicated in Appendix A, certain of the Portfolios may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these Portfolios may involve a greater degree of risk than an investment in other portfolios that seek capital appreciation by investing in better known, larger companies.

Certain of the Portfolios also may invest in the securities of micro-cap companies. Micro-cap companies represent the smallest sector companies based on market capitalization. Micro-cap companies may be in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Micro-cap companies may be less able to weather economic shifts or other adverse developments than larger, more established companies and may have less experienced management and unproven track records. Micro-cap companies also may be more susceptible to setbacks or economic downturns. Micro-cap securities are generally subject to the same risks as small-cap securities. However, micro-cap securities may involve even greater risk because they trade less frequently than larger stocks and may be less liquid, subjecting them to greater price fluctuations than larger company stocks.

Small-cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of portfolio securities to meet redemptions or otherwise may require the Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Adviser’s or Sub-Adviser’s judgment, such disposition is not desirable.

Structured Products. The Portfolios may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured

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product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of a Portfolio.

Credit-Linked Securities.    Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Structured Notes.    As indicated in Appendix A, certain of the Portfolios may invest in structured notes, which are derivative debt instruments, the terms of which may be “structured” by the purchaser and the borrower issuing the note. The amount of principal repayment and/or interest payments on structured notes is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. The credit risk of structured notes that involve no credit enhancement generally will be equivalent to that of the underlying instruments. In addition, a class of structured notes that is subordinated to the right of payment of another class typically has higher yields and presents greater risks than a class of structured notes that is unsubordinated. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. In addition, the terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Portfolio’s investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes. The possible lack of a liquid secondary market for structured notes and the resulting inability of a Portfolio to sell a structured note could expose the Portfolio to losses and could make structured notes more difficult for the Portfolio to value accurately.

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Swaps.    As indicated in Appendix A, certain of the Portfolios may invest in swap contracts. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. A “standard” swap contract is an agreement between two parties to exchange the return generated by one asset for the return (or differential in rate of return) generated by another asset. The payment streams are calculated by reference to a specified asset, such as a specified security or index, and agreed upon “notional amount” (e.g., a particular dollar amount invested in a specified security or index). The “notional amount” of the swap agreement is used as a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, price indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index or to swap a single or periodic fixed amount(s) (or premium) for periodic amounts based on the movement of a specified index.

Swap agreements historically have been individually negotiated and most swap agreements are currently traded over the counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. For example, an investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. As noted above, regulators have adopted regulations governing margin on uncleared swaps. Although margin posting requirements may vary depending on the size of a portfolio and other factors, the initial margin required for uncleared swaps is likely to exceed the amount required under the rules of a clearinghouse and by a clearing member FCM, because the timeframe that initial margin on uncleared swaps is designed to cover is longer than for cleared swaps.

To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Portfolio. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

A Portfolio will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Thus, a Portfolio’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by, for example, designating the segregation, either on the records of the Portfolio’s Adviser, the applicable Sub-Adviser or with the Trust’s custodian, of cash, receivables or other liquid assets. To the extent that the net amount owed to a swap counterparty is covered by an offsetting position or with cash,

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receivables or liquid assets, the Adviser believes that such obligation does not constitute a “senior security” under the 1940 Act and, accordingly, will not treat it as being subject to a Portfolio’s senior security or borrowing restrictions. With respect to swap transactions that are not entered into on a net basis, a Portfolio will cover its obligation under any such transaction in a manner consistent with the 1940 Act so that the obligation does not constitute a “senior security” under the 1940 Act. A Portfolio may enter into swap transactions in accordance with guidelines established by the Board of Trustees. Pursuant to these guidelines, a Portfolio may only enter into swap transactions where its Sub-Adviser has deemed the counterparties to be creditworthy and such counterparties have been approved by the Adviser.

Swaps generally do not involve the delivery of securities, other underlying assets, or principal. Accordingly, unless there is a counterparty or clearinghouse default, the risk of loss with respect to swaps is limited to the net amount of payments a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions. For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Prospectuses and this SAI), swap agreements generally are valued by the Portfolio at market value. In addition, because they are two party contracts and because they may have terms greater than seven days, some swap agreements may be considered to be illiquid.

The use of swaps is a highly specialized activity that involves investment techniques and risks (such as counterparty risk) different from those associated with ordinary portfolio securities transactions. If a Portfolio’s Adviser or Sub-Adviser is incorrect in its forecasts of applicable market factors, such as market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used. The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. The Dodd-Frank Act changed the way the U.S. swap market is supervised and regulated. Developments in the swaps market, including under final implementing regulations adopted under the Dodd-Frank Act, will adversely affect a Portfolio’s ability to enter into certain swaps in the OTC market (and require that certain of such instruments be exchange-traded and centrally-cleared). Dodd-Frank Act developments also could adversely affect a Portfolio’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. As discussed above, regulations have been adopted by the CFTC and banking regulators that require a Portfolio to post margin on OTC swaps, and would eventually require posting of initial margin if the Portfolio has a “material swaps exposure,” and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of a Portfolio’s swap investments, which could adversely affect Portfolio investors.

A Portfolio may enter into a variety of swap transactions, including total return swaps, inflation swaps, currency swaps, interest rate swaps, caps, floors, swaptions, credit default swaps, and contracts for difference.

Total return swap agreements are contracts in which one party agrees to make periodic payments to another party during a specified period of time based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indexes, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements are often used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a Portfolio or a counterparty will increase or decrease depending on the changes in the value of the underlying asset(s).

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Inflation swaps into which a Portfolio may enter generally are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CIP swaps) over the term of the swap (with some lag on the inflation index), and the other party pays a compounded fixed rate.

Currency swaps involve the exchange by one party with another party of a series of payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Portfolio may enter into currency swaps that involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receive swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium it has paid should it decide to let the option expire, whereas the seller of a swaption is subject to the risk that it will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

A Portfolio also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, which is typically between one month and ten years, provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, a Portfolio generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In this connection, there is a risk that instability in the markets can threaten the ability of a buyer to fulfill its obligation to deliver the underlying securities to the seller. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. However, if a credit event occurs, a Portfolio generally must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, a Portfolio would effectively add leverage because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with

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counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” is intended to ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the Portfolio. Such segregation or “earmarking” will not limit a Portfolio’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio’s senior security and borrowing restrictions.

In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), the Portfolio may value the credit default swap at its notional amount in applying certain of the Portfolio’s investment policies and restrictions, but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions.

A contract for difference (“CFD”) offers exposure to price changes in an underlying security (e.g., a single security, stock basket or index) without ownership of such security, typically by providing investors the ability to trade on margin. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the notional value of the underlying instrument at the opening of the contract and that instrument’s notional value at the end of the contract. The buyer and seller are both required to post margin, which is adjusted daily, and adverse market movements against the underlying instrument may require the buyer to make additional margin payments. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative.

By entering into a CFD, a Portfolio could incur losses because it would face many of the same types of risks as owning the underlying instrument directly. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin, and this may be on short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Portfolio would be liable. As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract, in which case the value of the contract, and of a Portfolio’s shares, may be reduced.

U.S. Government Securities.    As indicated in Appendix A, certain of the Portfolios may invest in U.S. Government Securities. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. Examples of obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. government (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Ginnie Mae); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the U.S. Treasury (e.g., securities issued by Fannie Mae); and securities issued or guaranteed by

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government agencies that are supported primarily or solely by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority). As a result of market influences, yields of short-term U.S. Treasury debt instruments are near historic lows. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. government may be unable to pay debts when due.

U.S. government securities also include Treasury inflation-indexed securities (originally known as Treasury inflation-protected securities or “TIPS”), which are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. TIPS have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Interest on TIPS is payable semiannually on the inflation-adjusted principal value. The periodic adjustment to the principal value of TIPS is tied to the Consumer Price Index for all Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. The principal value of TIPS would decline during periods of deflation and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced, but the principal amount payable at maturity would not be less than the original par amount. The value of TIPS is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. If inflation is lower than expected while a Portfolio holds TIPS, the Portfolio may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the taxable year the increase occurs, even though holders do not receive cash representing the increase at that time (see the section of this SAI entitled “Taxation”).

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. This and other developments, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms.

Variable Rate Notes.    The commercial paper obligations which certain of the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The Portfolios have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or

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more bank letters of credit. Because these notes are direct lending arrangements between the Portfolios and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

Warrants.    As indicated in Appendix A, certain of the Portfolios may purchase warrants and similar rights. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a high risk investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. A warrant ceases to have value if it is not exercised prior to its expiration date. As a result, warrants may be considered more speculative than certain other types of investments.

Zero-Coupon Bonds and Payment In-Kind Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in zero-coupon or payment-in-kind bonds or both. Zero-coupon bonds are issued at a significant discount from their principal amount (referred to as “original issue discount” or “OID”), generally pay interest only at maturity rather than at intervals during the life of the security, and are redeemed at face value when they mature. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds in additional bonds rather than in cash. Zero-coupon and payment-in-kind bonds thus allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, those bonds may involve greater credit risks, and their value is subject to greater fluctuation in response to changes in market interest rates, than bonds that pay current interest in cash. Even though such bonds do not pay current interest in cash, a Portfolio that invests in them is nonetheless required annually to accrue as interest income a portion of the OID on zero-coupon bonds and to include in gross income the “interest” on payment-in-kind bonds for federal income tax purposes and generally to distribute the amount of that interest at least annually to its shareholders. See the “Taxation” section of this SAI. Thus, a Portfolio that invests in such bonds could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the Adviser or a Sub-Adviser, or when one Sub-Adviser replaces another, necessitating changes in the Portfolio it advises. Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, within and outside the control of a Portfolio, the Adviser and a Sub-Adviser, investment strategy changes, changes in a Sub-Adviser’s investment outlook and/or changes in the Sub-Adviser managing a Portfolio, as well as changes in roll transaction volume. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the Portfolio and

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shareholders. A Portfolio’s Adviser or Sub-Adviser will consider the economic effects of portfolio turnover but generally will not treat a Portfolio’s annual portfolio turnover rate as a factor preventing a sale or purchase when the Adviser or the Sub-Adviser believes investment considerations warrant such sale or purchase. Decisions to buy and sell securities for a Portfolio are made by the Adviser or a Sub-Adviser, as applicable, independently. Portfolio turnover may vary greatly from year to year as well as within a particular year.

A Portfolio may engage in roll-timing strategies where the Portfolio seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable a Portfolio to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a Portfolio may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneously with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Certain investment restrictions, which normally apply at the time of investment, do not apply to Roll Transactions. A Portfolio will test for compliance at the time of the Portfolio’s initial entry into a position, but percentage limitations and absolute prohibitions may not be applicable to a Portfolio’s subsequent acquisition of securities or instruments through a Roll Transaction.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to safeguard against misuse of the Trust’s Portfolios’ current portfolio holdings information and to prevent the selective disclosure of such information. Each Portfolio will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC including the quarterly holdings report on Form N-Q, filed within 60 days of the end of each fiscal quarter, and the annual and semiannual report to shareholders on Form N-CSR. These reports are available on the SEC’s website at http://www.sec.gov. The Trust’s annual and semiannual reports to shareholders are available without charge on the Trust’s website at www.axa-equitablefunds.com.

The Trust generally makes publicly available top portfolio holdings (typically the Portfolios’ top fifteen (15) holdings) on a quarterly basis at the following website: www.axa-equitablefunds.com. Copies of such information are also available upon request to the Trust. All such information generally is released with a 30-day lag time, meaning top fifteen (15) portfolio holdings information as of the end of the quarter generally is not released until the 30th day following such quarter-end.

The Trust, through the Adviser, may provide non-public portfolio holdings data to certain third-parties prior to the release of such information to the public as described above. The Adviser currently has ongoing arrangements with the sub-administrator and custodian (JPMorgan Chase Bank, N.A.), a provider of execution management services (Neovest, Inc.), certain third-party data services (Thomson Reuters Vestek, Bloomberg Plc), mutual fund evaluation services (Broadridge Financial Solutions, Inc. and Morningstar, Inc.) and consultants (Rocaton Investment Advisors, LLC). Each of these third parties receives portfolio holdings information at month ends, with the exception of JPMorgan Chase Bank, N.A., Neovest, Inc., and Thomson Reuters Vestek, which receive such information daily. Each of these third parties is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information either by explicit agreement or by virtue of its respective duties to the Trust.

In addition, current non-public portfolio holdings information may be provided as frequently as daily as part of the legitimate business purposes of each Portfolio to service providers that have contracted to provide services to the Trust, and other organizations, which may include, but are not limited to,: AXA Equitable; the Adviser; the

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Sub-Advisers; transition managers; the independent registered public accounting firm (PricewaterhouseCoopers LLP); the custodian; the administrator; the sub-administrator; the transfer agent; counsel to the Portfolios or the non-interested trustees of the Trust (K&L Gates LLP and Morgan, Lewis & Bockius LLP, respectively); regulatory authorities and courts; the Investment Company Institute; pricing services (Pricing Direct Inc., ICE Data Services, Investment Technology Group, Inc., Bank of America Merrill Lynch, Bloomberg L.P, Thomson Reuters, MarkIt Group Limited); peer analysis services; performance review services (eVestment Alliance); back office services (Sunguard Financial, The Bank of New York Mellon Corporation, FIS Global); research tool/quote system (Thomson Reuters); trade execution management and/or analysis (Elkins McSherry Inc., FX Transparency, LLC); data consolidator (Electra); trade order management services (Investment Technology Group Inc., Macgregor XIP, Charles River); books and records vendor; GIPS auditor; marketing research services (Strategic Insight); portfolio analysis services (Barra TotalRisk System); commission tracking; accounting systems or services (Advent Software, Eagle Investment Systems Corp., Portia); transition management/brokerage services software vendors (CDS/Computer, The Abernathy MacGregor Group, OMGEO LLC, Radianz); analytic services or tools (Confluence Technologies, Inc., FactSet Research Systems Inc., Investment Technology Group, Inc., MSCI Inc., Citigroup Analytics, Inc., Wilshire Analytics/Axiom, Wilshire (Compass)); legal services (Financial Recovery Technologies); compliance services (TerraNua); corporate actions and trade confirmation (Brown Brothers Harriman & Co.); over-the-counter derivative products and portfolio holdings (State Street Bank and Trust Company); ratings agencies (Standard & Poor’s Financial Services LLC (a division of The McGraw-Hill Companies), Moody’s Investor Service, Inc.); index providers; consulting firms (Ernst & Young, ACA Compliance); data providers (InvestorForce); broker-dealers who provide execution or research services to the Trust’s Portfolios; broker-dealers who provide quotations that are used in pricing; financial printers (Donnelley Financial Solutions); proxy voting services (RiskMetrics Group, Inc., Broadridge Financial Solutions, Inc., Glass Lewis & Co., Institutional Shareholder Services, Inc.); marketing services (Primelook, Inc.); 401(k) administrator (Hewitt Associates); tax services (Wolters Kluwer Financial Services, Deloitte, KPMG); and liquidity risk management services (State Street Bank and Trust Company). The Sub-Advisers may contract with additional third parties to provide services to the Trust. The entities to which each Portfolio voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each Portfolio, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President, subject to the approval of FMG LLC’s Legal and Compliance Group and the Trust’s Chief Compliance Officer (“CCO”), may approve the disclosure of additional portfolio holdings information if such information is in the best interests of Portfolio shareholders. In all cases, the approval of the release of non-public portfolio holdings information by FMG LLC’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the Portfolios and their shareholders, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose its portfolio holdings to the media.

FMG LLC is responsible for administering the release of portfolio holdings information with respect to the Portfolios. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of FMG LLC’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Trust, the Adviser or any other person in connection with their disclosure of portfolio holdings information.

FMG LLC’s Legal and Compliance Group and the Trust’s CCO monitor and review any potential conflicts of interest between the Portfolios’ shareholders and the Adviser, distributor and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board approved this policy and determined that it is in the best interest of the Portfolios. The Board must also approve any material change to this policy. The Board oversees implementation of this policy and receives quarterly reports from the Trust’s CCO regarding any violations or exceptions to this policy that were granted by FMG LLC’s Legal and Compliance Group.

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MANAGEMENT OF THE TRUST

The Board of Trustees

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information. As of the date of this SAI, all of the Trustees are also Trustees of the two other registered investment companies in the fund complex. At a meeting held on October 25, 2018, shareholders of the Trust voted to elect Michael B. Clement and Kathleen Stephansen, as well as each of the ten Trustees currently serving, to serve on the Board of Trustees of the Trust.

The Trustees

Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, NY 10104 (1958)	Trustee, President and Chief Executive Officer	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to present; Chairman of the Board from September 2004 through September 30, 2017	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from April 2017 to present, Senior Vice President and Chief Investment Officer of AXA Financial Inc.; from April 2017 to present, Chief Investment Officer and from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group unit; from July 2004 to October 2013, Senior Vice President, MONY Life Insurance Company; from April 2017 to present, Senior Vice President and Chief Investment Officer, MONY Financial Services, Inc.; from April 2017 to present, Senior Vice President and Chief Investment Officer, and from July 2004 to April 2017, Senior Vice President, MONY Life Insurance Company of America; from April 2017 to present, Senior Vice President and Chief Investment Officer, PlanConnect LLC; from July 2004 to present, Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.;	145	None.

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Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
			from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director, MONY International Holdings, LLC.
Independent Trustees
Mark A. Barnard c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1949)	Trustee	From April 2017 to present	From 1995 to 1998, Manager of Private Investments, from 1998 to 2001, Director of Private Investments, and from 2001 to 2016, Managing Director — Private Investments, Howard Hughes Medical Institute; from 1985 to 1992, Assistant Director of Real Estate, and from 1992 to 1995, Associate Director of Real Estate, Massachusetts Institute of Technology.	145	None.
Thomas W. Brock c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1947)	Trustee	From January 2016 to present	From June 2016 to May 2017, Director, President and Chief Executive Officer, and from January 2016 to June 2016, Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	145	From 2012 to 2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; from 2016 to present, Chair, and from 2005 to present, Director and Audit Committee Member, Liberty All-Star Funds (2 funds); and from 2006 to 2012, Director, Stone Harbor Investment Funds (5 funds).
Michael B. Clement c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1957)	Trustee	From January 1, 2019 to present	From 2011 to present, Professor of Accounting, most recently was appointed Department of Accounting Chair effective September 2018, and from 1997 to 2002, Assistant Professor, University of Texas; from 2002 to 2004, Vice President — Global Investment Research, Goldman Sachs; from 1988 to 1991, Vice President — Capital Planning and Analysis, and from 1982 to 1986, Manager — Audit Division, Citicorp; and from 1980 to 1982, Senior Assistant Accountant, Deloitte Haskins & Sell.	145	None.

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Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Donald E. Foley c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1951)	Trustee	From January 2014 to present	From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax, ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	145	From 2011 to 2012, Director, and from 2012 to 2016, Advisory Committee Member, M&T Corporation; from 2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; from 2008 to 2010, Advisory Board member, Northern Trust Company and Goldman Sachs Management Groups; from 2015 to present, Director, BioSig Technologies, Inc.; and from 2015 to present, Director, Wilmington Funds.
Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1945)	Trustee	From March 1997 to present	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	145	None.
H. Thomas McMeekin c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1953)	Trustee	From January 2014 to present	From 2015 to present, CEO of Blue Key Services, LLC; from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	145	From 2015 to present, Director, Blue Key Services, LLC; from 2012 to present, Director Achaean Financial Group; from 2011 to 2012, Director US Life Insurance Company in the City of New York.
Gloria D. Reeg c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From April 2017 to present	From 2007 to 2016, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital; from 2005 to 2007, Trustee and Treasurer, Casey Family Programs (foundation); from 2002 to 2004, Global Head of Fixed Income and Executive Director, Principal Global Investors (asset management firm); 1992 to 2000, Managing Director — Global Consulting, Russell Investment Group.	145	None.

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Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1953)	Chairman of the Board	From May 2000 to present, Independent Trustee; from September 2011 through September 2017, Lead Independent Trustee; and from October 1, 2017 to present, Chairman of the Board.	Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	145	From 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund; Blackstone/GSO Long-Short Credit Income Fund; Blackstone/GSO Strategic Credit Fund; and from 2017 to present, Trustee, Blackstone/GSO Floating Rate Enhanced Income Fund.
Kathleen Stephansen c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1954)	Trustee	From January 1, 2019 to present	From 2018 to present and in 2016, Senior Economic Advisor-Henderson Institute Center for Macroeconomics, Boston Consulting Group; from 2016 to 2018, Chief Economist, Huawei Technologies USA Inc.; from 2010 to 2016, held various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research — AIG Asset Management; from 2009 to 2010, Chief Economist and Managing Director, Aladdin Capital; from 2000 to 2009, Director and Head of Global Economics, Credit Suisse Securities (USA) LLC; and from 1984 to 2000, Co-Head of Economic Research and Chief International Economist, Donaldson, Lufkin & Jenrette Corporation.	145	None.
Kenneth L. Walker c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1952)	Trustee	From January 2012 to present	From May 2002 to January 2016, Partner, and from January 2016 to present, employee, The Capital Management Corporation (investment advisory firm).	145	None.

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Name, Address and Year of Birth	Position(s) Held With the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Caroline L. Williams c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1946)	Trustee	From January 2012 to present	From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Direct or, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank); from 1997 to 2009, Director, Hearst-Argyle Television.	145	None.

*	Affiliated with the Adviser and/or the Distributor.
**	Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. The Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years.
†	The registered investment companies in the fund complex include the Trust, AXA Premier VIP Trust, and 1290 Funds.

Qualifications and Experience of the Trustees

In determining that a particular Trustee is qualified to serve as a Trustee, the Board considered a wide variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have diverse and complementary qualifications, experience, attributes, and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of each Portfolio’s shareholders. Information about certain of the specific qualifications and experience of each Trustee relevant to the Board’s conclusion that the Trustee should serve as a Trustee of the Trust is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Trustee that the Board believes support a conclusion that the Trustee should serve as a Trustee of the Trust in light of the Trust’s business activities and structure.

Interested Trustee

Steven M. Joenk — Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and former Chairman of the Board of the Trust and other registered investment companies, including other registered investment companies in the fund complex.

Independent Trustees

Mark A. Barnard — Mr. Barnard has senior management and investment experience with endowments and foundations, multiple years of service on limited partner advisory boards and on the boards of pension entities and an investment company, and over a year of service as a Trustee of the Trust and other registered investment companies in the fund complex. Prior to his election to the Board of Trustees of the Trust, Mr. Barnard had served as a consultant to the Board of Trustees of the Trust and another registered investment company in the fund complex since April 1, 2016.

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Thomas W. Brock — Mr. Brock has a background in the financial services industry, senior management experience with financial services and investment management firms and multiple years of service on the boards of public companies and organizations and investment companies, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.

Michael B. Clement — Mr. Clement has a background in the financial services industry, background as an accounting scholar and professor, and multiple years of service on the board of a real estate investment trust. Prior to his election to the Board of Trustees of the Trust, Mr. Clement had served as a consultant to the Boards of Trustees of the Trust and other registered investment companies in the fund complex since September 1, 2018.

Donald E. Foley — Mr. Foley has a background in the financial services industry, experience in senior management positions with financial services firms, multiple years of service on the boards of public and private companies and organizations, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.

Christopher P.A. Komisarjevsky — Mr. Komisarjevsky has experience in senior management positions with global firms providing business consulting services and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.

H. Thomas McMeekin — Mr. McMeekin has a background in the financial services industry, held senior management positions with insurance companies, has multiple years of service on the boards of public and private companies and organizations, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.

Gloria D. Reeg — Ms. Reeg has a background in the financial services industry, senior management and investment experience with investment management firms, a national foundation, and endowment and retirement assets for a top-ranked research hospital, multiple years of service on the board of a national foundation, and over a year of service as a Trustee of the Trust and other registered investment companies in the fund complex. Prior to her election to the Board of Trustees of the Trust, Ms. Reeg had served as a consultant to the Board of Trustees of the Trust and another registered investment company in the fund complex since January 1, 2016.

Gary S. Schpero — Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex, as well as other unaffiliated investment companies.

Kathleen Stephansen — Ms. Stephansen has a background in the financial services industry, background as an economist, and senior management experience with a large financial services firm. Prior to her election to the Board of Trustees of the Trust, Ms. Stephansen had served as a consultant to the Boards of Trustees of the Trust and other registered investment companies in the fund complex since September 1, 2018.

Kenneth L. Walker — Mr. Walker has a background in the financial services industry, senior management experience with investment management firms and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.

Caroline L. Williams — Ms. Williams has a background in the financial services industry, senior management experience with an investment banking firm, multiple years of service on the boards of public and private companies and organizations, and multiple years of service as a Trustee of the Trust and other registered investment companies in the fund complex.

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Board Structure.    As of the date of this SAI, the Board is comprised of ten Trustees, nine of whom are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Independent Trustees”). Effective as of October 1, 2017, the Board has appointed Gary S. Schpero, who formerly served as Lead Independent Trustee, to serve as Chairman of the Board. The Chairman of the Board is recommended by the Trust’s Governance Committee and approved by the full Board. The Chairman of the Board presides at meetings of the Trustees and shall have such other powers and perform such other duties as may be from time to time assigned to him by the Trustees or prescribed by the Trust’s Declaration of Trust or By-laws. Effective January 1, 2019, with the election of Mr. Clement and Ms. Stephansen to the Board of Trustees, the Board is comprised of twelve Trustees, eleven of whom are Independent Trustees.

The Board holds six regular meetings each year to consider and address matters involving the Trust and its Portfolios. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee, a Governance Committee, and an Investment Committee (which is divided into sub-committees), discussed in more detail in the “Committees of the Board” section of this SAI. All Independent Trustees are members of each Committee. The Board believes that this structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of an Independent Trustee to serve in the role of Chairman of the Board, is appropriate given the asset size of the Trust, the number of Portfolios offered by the Trust and the other registered investment companies in the fund complex, the number of Trustees overseeing the Trust and the other registered investment companies in the fund complex, and the Board’s oversight responsibilities, as well as the Trust’s business activities, manager of managers advisory structure and its use as an investment vehicle in connection with the Contracts and retirement plans.

Risk Oversight.    The management of various risks relating to the administration and operation of the Trust and its Portfolios is the responsibility of the Adviser and the other service providers, including any Sub-Advisers, retained by the Trust or the Adviser, many of whom employ professional personnel who have risk management responsibilities. Consistent with its responsibility for oversight of the Trust and its Portfolios, the Board, among other things, oversees risk management of each Portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, litigation risk, regulatory risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the Portfolios and the Trust and the risk of conflicts of interest affecting the Adviser (or its affiliates) in managing the Portfolios. The Board has adopted, and periodically reviews, policies and procedures designed to address certain risks. Under the overall supervision of the Board, the Adviser and other service providers to the Portfolios also have implemented a variety of processes, procedures and controls to address certain risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers. The Board recognizes that not all risks that may affect the Portfolios can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Portfolios’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust and from other service providers. The Board requires senior officers of the Trust, including the President, Chief Financial Officer, Chief Investment Officer, CCO and Director of Risk, to report to the

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full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Adviser on the investments and securities trading of the Portfolios, as well as reports from the Valuation Committee (discussed below in the section “Purchase, Redemption and Pricing of Shares”) regarding the valuation of those investments. Additionally, the Board meets regularly with the Director of Risk with respect to the Adviser’s risk management framework, risk monitoring and reporting. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Sub-Advisers to the Portfolios, as well as the Trust’s custodian, distributor and sub-administrator. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Committees of the Board

The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held 5 meetings during the fiscal year ended December 31, 2017. Ms. Williams serves as the Chair of the Audit Committee.

The Governance Committee’s functions are to consider the size and structure of the Board and other governance matters; evaluate and nominate candidates for Independent Trustee membership on the Board and for membership on any Board committees; review the compensation arrangements for each of the Independent Trustees; provide oversight of the Trust’s CCO; and review the independence of counsel to the Independent Trustees. The Governance Committee also assists the Board in selecting, appointing, and evaluating the Trust’s CCO, and meets in executive session from time to time with the Adviser to discuss the CCO’s performance and the effectiveness of the Trust’s compliance program. The Governance Committee will not consider nominees recommended by Contract owners. The Governance Committee held 2 meetings during the fiscal year ended December 31, 2017. Mr. Komisarjevsky serves as the Chair of the Governance Committee.

The Investment Committee’s function is to assist the Board in its oversight of Portfolio performance. The Investment Committee is primarily responsible for overseeing and guiding the process by which the Board reviews Portfolio performance and interfacing with personnel at the Adviser and the Sub-Advisers responsible for portfolio management. In addition, three sub-groups of the Investment Committee, comprised of Independent Trustees, management representatives, and outside legal counsel, meet individually and engage in extensive discussions with Sub-Advisers during in-person presentations made throughout the year. The Investment Committee held 4 meetings during the fiscal year ended December 31, 2017. Messrs. McMeekin, Walker, and Foley serve as the co-Chairs of the Investment Committee.

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Compensation of the Trustees

Effective October 1, 2017, for services to the Trust and AXA Premier VIP Trust, each Independent Trustee receives an annual retainer of $350,000, payable quarterly, which covers all regular, committee, and special meetings. In addition, the Independent Chairman of the Board receives an annual retainer of $100,000; the Chair of the Audit Committee receives an annual retainer of $35,000; the Chair of the Governance Committee receives an annual retainer of $35,000; and each of the Co-Chairs of the Investment Committee receives an annual retainer of $25,000. Trustees also receive reimbursement for expenses associated with attending Board or Committee meetings.

Trustee Compensation Table

for the Year Ended December 31, 20172

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[3]
Interested Trustee
Steven M. Joenk	$0	$0	$0	$0
Independent Trustees[4]
Mark A. Barnard[1]	$190,952	$0	$0	$219,333
Thomas W. Brock	$294,952	$0	$0	$323,500
Donald E. Foley	$314,398	$0	$0	$344,750
Christopher P.A. Komisarjevsky	$323,596	$0	$0	$354,750
H. Thomas McMeekin	$314,398	$0	$0	$344,750
Gloria D. Reeg[1]	$190,952	$0	$0	$219,333
Gary S. Schpero	$362,090	$0	$0	$397,250
Kenneth L. Walker	$314,398	$0	$0	$344,750
Caroline L. Williams	$323,596	$0	$0	$354,750

1

For the period January 1, 2017 to April 26, 2017, Gloria D. Reeg received compensation in the amount of $104,000 from the Trust and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in her capacity as a consultant to the Board of Trustees of the Trust. For the period January 1, 2017 to February 26, 2017, Ms. Reeg received compensation in the amount of $333 from 1290 Funds and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in her capacity as a consultant to the Board of Trustees of 1290 Funds. For the period January 1, 2017 to April 26, 2017, Mark A. Barnard received compensation in the amount of $104,000 from the Trust and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in his capacity as a consultant to the Board of Trustees of the Trust. For the period January 1, 2017 to February 26, 2017, Mr. Barnard received compensation in the amount of $333 from 1290 Funds and was entitled to reimbursement for reasonable out-of-pocket expenses incurred in his capacity as a consultant to the Board of Trustees of 1290 Funds. Ms. Reeg and Mr. Barnard were elected to the Board of Trustees of the Trust effective April 27, 2017. Ms. Reeg and Mr. Barnard were elected to the Board of Trustees of 1290 Funds effective February 27, 2017.

2	The compensation reported in this table reflects the compensation arrangements in effect during the year ended December 31, 2017.

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3	The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 121 portfolios of three (3) trusts in the fund complex.

4	Ms. Stephansen and Mr. Clement were elected to the Board of Trustees of the Trust effective January 1, 2019.

As of December 31, 2017, no Independent Trustee or members of his or her immediate family beneficially owned or owned of record securities representing interests in the Adviser, Sub-Advisers or Distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee. Furthermore, the Trustees of the Trust did not beneficially own shares of any Portfolio of the Trust or of portfolios overseen in the same family of investment companies, except as set forth in the following table:

Trustee Ownership of Equity Securities

as of December 31, 2017

Name of Trustee	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies*
Interested Trustee
Steven M. Joenk	None	E
Independent Trustees**
Mark A. Barnard	None	B
Thomas W. Brock	None	C
Donald E. Foley	None	C
Christopher P. A. Komisarjevksy	None	C
H. Thomas McMeekin	None	C
Gloria D. Reeg	None	D
Gary S. Schpero	None	C
Kenneth L. Walker	None	C
Caroline L. Williams	None	C

*	This column reflects information regarding ownership of equity securities issued by portfolios in the Trust, AXA Premier VIP Trust, and 1290 Funds.

**	Ms. Stephansen and Mr. Clement were elected to the Board of Trustees of the Trust effective January 1, 2019.

A = None; B = $1 - $10,000; C = $10,001 - $50,000; D = $50,001 - $100,000; E = over $100,000

The Independent Trustees are not permitted to invest directly in shares issued by portfolios of the Trust because the shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies; to The AXA Equitable 401(k) Plan; and to other tax-qualified retirement plans and other investors eligible under applicable federal tax regulations. Mr. Joenk owns shares of one or more of the portfolios of the Trust indirectly through a Contract.

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The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, FMG LLC, and/or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With the Trust*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, President and Chief Executive Officer

Trustee from September

2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to present; and Chairman of the Board from September 2004 through September 30, 2017.

From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, FMG LLC; from April 2017 to present, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Chief Investment Officer and from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group unit; from July 2004 to October 2013, Senior Vice President, MONY Life Insurance Company; from April 2017 to present, Senior Vice President and Chief Investment Officer, MONY Financial Services, Inc.; from April 2017 to present, Senior Vice President and Chief Investment Officer, and from July 2004 to April 2017, Senior Vice President, MONY Life Insurance Company of America; from April 2017 to present, Senior Vice President and Chief Investment Officer, PlanConnect LLC; from July 2004 to present, Director, MONY Capital Management, Inc.; Director and President, 1740 Advisers, Inc.; from July 2004 to January 2011, Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director, MONY International Holdings, LLC.
William MacGregor, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1975)	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President and Secretary from August 2018 to present; Chief Legal Officer from October 2018 to present	From August 2018 to present, Managing Director and Associate General Counsel of AXA Equitable; Executive Vice President and Secretary of the Adviser; from January 2017 to June 2018, Executive Director and Deputy General Counsel at UBS Business Solutions LLC; from July 2015 to June 2018, Executive Director and Deputy General Counsel at UBS Asset Management (Americas) Inc.; from June 2012 to July 2015, Senior Vice President, Secretary and Associate General Counsel of the Adviser; from May 2008 to July 2015, Lead Director and Associate Counsel of AXA Equitable.
Brian Walsh 1290 Avenue of the Americas, New York, New York 10104 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2011 to present, member of the Board of Directors of FMG LLC; from February 2003 to present, Lead Director of AXA Equitable.

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Name, Address and Year of Birth	Position(s) Held With the Trust*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Kenneth Kozlowski 1290 Avenue of the Americas, New York, New York 10104 (1961)	Senior Vice President and Chief Investment Officer	Vice President from June 2010 to June 2016; Senior Vice President and Chief Investment Officer from June 2016 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present, Managing Director of AXA Equitable; from February 2001 to September 2011, Vice President of AXA Financial and AXA Equitable.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President and Deputy Chief Investment Officer	Vice President from June 2007 to present; Deputy Chief Investment Officer from June 2016 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director of AXA Equitable.
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to present, Senior Director of AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From July 1999 to present	From June 2012 to present, Senior Vice President of FMG LLC; from February 2011 to present, member of the Board of Directors of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director, AXA Equitable; from July 2004 to January 2011, a Director of Enterprise Capital Management, Inc.
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Controller	From March 2009 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (1974)	Assistant Controller	From March 2009 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable.
Kiesha T. Astwood-Smith, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1973)	Vice President and Assistant Secretary	From September 2015 to present	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from September 2015 to present, Senior Director and Counsel of AXA Equitable; from July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015, Vice President and Assistant Secretary of the Dreyfus Family of Funds.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer, Vice President and Anti-Money Laundering Compliance Officer	Chief Compliance Officer from May 2007 to present, Vice President and Anti-Money Laundering Compliance Officer from November 2005 to present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA Equitable’s Fund Management Group.
Richard Guinnessey 1290 Avenue of the Americas, New York, New York 10104 (1963)	Vice President	From March 2011 to present	From June 2012 to present, Vice President of FMG LLC; from September 2010 to present, Senior Director of AXA Equitable; from November 2005 to September 2010, Assistant Vice President of AXA Equitable.
Miao Hu 1290 Avenue of the Americas, New York, New York 10104 (1978)	Vice President	From June 2016 to present	From June 2016 to present, Vice President of FMG LLC; from December 2014 to present, Director of Portfolio Analytics of FMG LLC; from November 2013 to December 2014, Lead Manager of Portfolio Analytics of FMG LLC; from January 2011 to November 2013, Financial Services Sector Specialist of FactSet Research Systems.

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Name, Address and Year of Birth	Position(s) Held With the Trust*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Xavier Poutas 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From June 2016 to present	From May 2011 to present, Assistant Portfolio Manager of FMG LLC and from June 27, 2016 to present, Vice President of FMG LLC; from September 2013 to present, Senior Director of AXA Equitable; and from November 2008 to August 2013, Director of AXA Equitable.
Michal Levy 1290 Avenue of the Americas, New York, New York 10104 (1979)	Vice President	From June 2017 to present	From December 2014 to present, member of the Board of Directors and from March 2017 to present, Senior Vice President and Chief Operating Officer of FMG LLC; from October 2013 to present, Senior Director of AXA Equitable; from June 2014 to March 2017, Vice President of FMG LLC; from October 2011 to October 2013, Assistant Vice President of AXA Equitable; and from October 2008 to October 2011, Vice President of Portfolio Valuation at Duff & Phelps.
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (1976)	Vice President	From June 2017 to present	From April 2017 to present, Vice President of FMG, LLC. From April 2014 through August 2016, Senior Vice President Zealot Networks. From September 2008 through April 2012, Vice President of FMG, LLC.
Victoria Zozulya, Esq. 1290 Avenue of the Americas, New York, New York, 10104 (1983)	Vice President and Assistant Secretary	From December 2018 to present	From September 2018 to Present, Senior Director and Counsel of AXA Equitable; from May 2011 to March 2014, Compliance Analyst, and from March 2014 to August 2018, Vice President and Assistant General Counsel, Neuberger Berman.
Helen Lai 1290 Avenue of the Americas, New York, New York 10104 (1973)	Assistant Vice President	From June 2016 to present	From March 2013 to present, Pricing and Valuation-Compliance of FMG LLC and Senior Manager, AXA Equitable; and from May 2009 to December 2012, HSBC, Hedge Fund Investor Services.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From March 2012 to present	From February 2009 to present, Director of AXA Equitable and from April 2015 to present, Vice President of FMG LLC; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Faria Adam 1290 Avenue of the Americas, New York, New York 10104 (1968)	Assistant Secretary	From June 2016 to present	From May 2015 to present, Lead Manager/Legal Assistant of AXA Equitable; and from 1999 to May 2015, Supervisory Paralegal at The Dreyfus Corporation, Bank of New York Mellon.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From March 2009 to present	From July 2004 to present, Lead Manager/Legal Assistant of AXA Equitable; and from March 2015 to present, Assistant Vice President and Assistant Secretary of FMG LLC.
Lorelei Fajardo 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Secretary	From June 2016 to present	From July 2013 to present, Senior Manager/ Legal Assistant of AXA Equitable; from July 2008 to June 2013, Lead Associate/Legal Assistant of AXA Equitable.

*

The officers in the table above hold similar positions with two other registered investment companies in the fund complex. The registered investment companies in the fund complex include the Trust, AXA Premier VIP Trust, and 1290 Funds.

**	Each officer is elected on an annual basis.

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Control Persons and Principal Holders of Securities

AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of a substantial majority of the Trust’s shares as of November 30, 2018. Shareholders owning more than 25% of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing separate classes of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

To the Trust’s knowledge, as of the date of this SAI, the Adviser owned 100% of the outstanding shares of each Portfolio, which represents the Adviser’s seed investment in each Portfolio to facilitate the start of the Portfolio’s investment operations. To the Trust’s knowledge, as of the date of this SAI, no other person was entitled to give voting instructions regarding 5% or more of the outstanding securities of any Portfolio.

As of November 30, 2018, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any class of any portfolio of the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

FMG LLC currently serves as the investment adviser for each Portfolio. American Century Investment Management, Inc. (“American Century”), AXA Investment Managers, Inc. (“AXA IM”), First Trust Advisors L.P. (“First Trust”), Goldman Sachs Asset Management, L.P. (“GSAM”), Invesco Advisers, Inc. (“Invesco”), and QS Investors, LLC (“QS Investors”) (each a “Sub-Adviser,” and together the “Sub-Advisers”) each serves as investment sub-adviser to a Portfolio, as described more fully in the Prospectuses.

FMG LLC is a wholly owned subsidiary of AXA Equitable. AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”). AXA Financial is a wholly owned subsidiary of AXA Equitable Holdings, Inc. (“AEH”), which is currently a majority owned subsidiary of AXA SA (“AXA”), a French insurance holding company. The principal offices of FMG LLC, AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

AXA formerly owned all of the outstanding shares of common stock of AEH. On May 14, 2018, AXA sold approximately 24.5% of the outstanding shares of AEH via an initial public offering (“IPO”) on the New York Stock Exchange. Contemporaneously with the IPO, AXA sold mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021, and exchangeable into up to approximately 7% of the outstanding shares of common stock of AEH. AXA retains ownership of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events. AXA anticipates selling all of its remaining interest

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in AEH — and, indirectly, the Adviser — through a series of sales of AEH’s common stock (the “Sell-Down Plan”) over time. On November 20, 2018, as part of the Sell-Down Plan, AXA announced the completion of a secondary offering of 60 million shares of common stock of AEH and the sale to AEH of 30 million shares of AEH. Following this sale and share buyback, and upon exchange of the MxB Notes, AXA would continue to own approximately 59% of the shares of common stock of AEH. It is possible that AXA’s further divestment of AEH may take place by means of a sale to a single buyer or group of buyers. For information about the potential impact of the Sell-Down Plan on the Portfolios, please see “Additional Information about the Sell-Down Plan.”

The Adviser serves as the investment adviser of the Trust pursuant to an Investment Advisory Agreement with respect to the Portfolios (an “Advisory Agreement”). Subject to the general supervision and control of the Trustees of the Trust, under the Advisory Agreement, the Adviser will provide a continuous investment program for each Portfolio and will determine what securities and other investments will be purchased, retained, sold or loaned by each Portfolio and what portion of such assets will be invested or held uninvested as cash in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in the Trust’s governing documents and such Portfolio’s then-current Prospectus and SAI. The Advisory Agreement also provides that the Adviser will monitor the implementation of each Portfolio’s investment program and assess each Portfolio’s investment objectives and policies, composition, investment style and investment process. From time to time, as requested by the Trustees of the Trust or deemed necessary or appropriate by the Adviser, the Adviser will (i) develop and evaluate strategic initiatives with respect to the Trust and its Portfolios; (ii) make recommendations to the Trustees of the Trust regarding the investment program of the Trust and its Portfolios, including any changes to Portfolio investment objectives and policies; (iii) coordinate and/or implement strategic initiatives approved by the Trustees of the Trust; and (iv) prepare and provide reports to the Trustees of the Trust on the impact of such strategic initiatives on the Trust and its Portfolios. Additionally, the Advisory Agreement provides that the Adviser, unless and until otherwise directed by the Trustees of the Trust, will exercise all rights of security holders with respect to securities held by each Portfolio, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization. Under the Advisory Agreement, the Adviser will be responsible for effecting transactions for each Portfolio and selecting brokers or dealers to execute such transactions for each Portfolio. In the selection of brokers or dealers and the placement of orders for the purchase and sale of portfolio investments for each Portfolio, the Adviser will use its best efforts to obtain for each Portfolio the best execution available. The Advisory Agreement also provides that the Adviser will furnish to the Trustees of the Trust such statistical information and periodic and special reports as the Trustees may reasonably request, and will apprise the Trustees of the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio). The Advisory Agreement also provides that, in accordance with procedures and methods established by the Trustees of the Trust, the Adviser shall provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Portfolios, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price from a party independent of the Adviser for each security or other investment/asset in the Portfolios for which market prices are not readily available. The Advisory Agreement also provides that the Adviser shall cooperate with and provide reasonable assistance to the Trust’s administrator, custodian and foreign custodians, transfer agent and pricing agents, and all other agents and representatives of the Trust, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information. The Advisory Agreement also provides that the Adviser will provide information and reasonable assistance, other than services of outside counsel or independent accountants or services to be provided by any Sub-Adviser or otherwise covered under the terms of a

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separate agreement between the Adviser and the Trust, in connection with the Trust’s preparation of all registration statements and prospectuses, prospectus supplements, and SAIs; all annual, semi-annual, and periodic reports to shareholders of the Trust, regulatory authorities, or others; all notices and proxy solicitation materials furnished to shareholders of the Trust or regulatory authorities; and all tax returns.

The Advisory Agreement also permits, subject always to the direction and control of the Trustees of the Trust, the Adviser to delegate any of its duties with respect to one or more Portfolios to a Sub-Adviser. Under the Advisory Agreement, the Adviser has, with respect to each Sub-Advised Portfolio, (i) overall supervisory responsibility for the general management and investment of a Portfolio’s assets; (ii) full discretion to select new or additional Sub-Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Sub-Advisory Agreements with Sub-Advisers; and (iv) full discretion to terminate and replace any Sub-Adviser. In connection with the Adviser’s responsibilities under the Advisory Agreement, the Adviser will oversee the performance of delegated functions by each Sub-Adviser, assess each Portfolio’s investment focus, and furnish the Trustees of the Trust with periodic reports concerning the performance of delegated responsibilities by the Sub-Adviser. The Adviser will also allocate and reallocate the assets of a Portfolio, or a portion thereof, to be managed by one or more Sub-Advisers for such Portfolio and coordinate the activities of all Sub-Advisers. In addition, the Adviser will monitor each Sub-Adviser’s implementation of the investment program established by the Adviser with respect to any Portfolio (or portions of any Portfolio) under the management of such Sub-Adviser. The Adviser will also cause the appropriate Sub-Adviser (i) to furnish to the Board such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Board may reasonably request, (ii) to furnish to the Board such periodic and special reports as the Board may reasonably request; and (iii) to apprise the Board of important developments materially affecting each Portfolio (or any portion of a Portfolio) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose. In addition, the Adviser will take reasonable steps to ensure that the appropriate Sub-Adviser furnishes to third-party data reporting services all currently available standardized performance information and other customary data. The Adviser will also be responsible for compensating the Sub-Adviser in the manner specified in the Sub-Advisory Agreement.

Under the Advisory Agreement, the Adviser also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

•	Office space, all necessary office facilities and equipment.

•	Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions

•

related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by any entity, including the Adviser or its affiliates, selected to perform such services under such contracts; or

•	related to the investment advisory services to be provided by any Sub-Adviser pursuant to a sub-advisory agreement with the Adviser (“Sub-Advisory Agreement”).

The Advisory Agreement also requires the Adviser (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are affiliated with the Adviser or its affiliates.

The Advisory Agreement also specifically provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Advisory Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust under such Agreement.

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After an initial two year period, the continuance of the Advisory Agreement, with respect to each Portfolio, must be specifically approved at least annually (i) by the Trust’s Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio and (ii) by vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party cast in person at a meeting called for such purpose. The Advisory Agreement with respect to each Portfolio may be terminated at any time, without the payment of any penalty, (i) by the Trust upon the vote of a majority of the Trustees, including a majority of the Independent Trustees, or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio upon sixty (60) days’ written notice to the Adviser or (ii) by the Adviser upon sixty (60) days’ written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each Portfolio pays a fee to the Adviser for its services. The Adviser and the Trust have also entered into an expense limitation agreement with respect to each Portfolio as set forth in the Prospectuses (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the net annual operating expenses (with certain exceptions as set forth in the Prospectuses) of each Portfolio are limited to the extent described in the “Management of the Trust-Expense Limitation Agreement” section of the Prospectuses.

In addition to the management fees, the Trust pays all expenses not assumed by the Adviser or by a Sub-Adviser, including without limitation: fees and expenses of its independent accountants and of legal counsel for itself and the Trust’s Independent Trustees; the costs of preparing, setting in type, printing and mailing of prospectuses, prospectus supplements, statements of additional information, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns; compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates; the costs of printing registration statements; custodian’s fees; filing fees; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. As discussed in greater detail below under “The Distributor,” the Class IB shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

Because the Portfolios are new and had no operations of their own prior to the date of this SAI, no fees have been paid by the Portfolios to the Adviser pursuant to the Advisory Agreement.

See Appendix C to this SAI for information about the Portfolios’ portfolio managers.

The Sub-Advisers

The Adviser has entered into Sub-Advisory Agreements with respect to certain Portfolios with the Sub-Advisers identified in the Prospectuses. The Sub-Advisory Agreements obligate the Sub-Advisers to: (i) make investment decisions on behalf of their respective Portfolios; (ii) place orders for the purchase and sale of investments for their respective Portfolios with brokers or dealers selected by the Adviser and/or the Sub-Advisers; and (iii) perform certain related administrative functions in connection therewith.

The Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolios. Because the Portfolios are new and had no operations of their own prior to the date of this SAI, no fees have been paid by the Adviser to the Sub-Advisers pursuant to the Sub-Advisory Agreements.

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The Adviser recommends Sub-Advisers for the Portfolios to the Trustees based upon the Adviser’s continuing quantitative and qualitative evaluation of each Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Adviser does not expect to recommend frequent changes of Sub-Advisers.

The Adviser has received from the SEC an exemptive order (“Multi-Manager Order”) that permits the Adviser, subject to certain conditions, to enter into sub-advisory agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Adviser is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing portfolios, change the terms of particular sub-advisory agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the sub-advisory agreements would cause an automatic termination of the agreement. The Adviser also may allocate a Portfolio’s assets to additional sub-advisers subject to approval of the Trust’s Board. The Adviser is responsible for overseeing sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees. However, the Adviser may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., AXA Investment Managers, Inc., and AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation payable thereunder, is approved by the affected Portfolio’s shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed Portfolio, the Portfolio’s initial shareholder. Although shareholder approval would not be required for the termination of sub-advisory agreements, shareholders of a Portfolio would continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/American Century Moderate Growth Allocation Portfolio	American Century is wholly owned by American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (SIMR) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC.
EQ/AXA Investment Managers Moderate Allocation Portfolio	AXA IM is a wholly-owned subsidiary of AXA Investment Managers, a global investment management company headquartered in Paris, France.
EQ/First Trust Moderate Growth Allocation Portfolio

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Fund subject to the policies of the Board of Trustees.

EQ/Goldman Sachs Growth Allocation Portfolio	GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC.
EQ/Invesco Moderate Growth Allocation Portfolio	Invesco is an indirect, wholly-owned subsidiary of Invesco Ltd., a publicly-traded company, that through its subsidiaries, engages in the business of investment management on an international basis.
EQ/Legg Mason Growth Allocation Portfolio	QS Investors is a wholly-owned subsidiary of Legg Mason, Inc., a publicly-traded financial services holding company.

Information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolios to the extent applicable is attached in Appendix C.

The Adviser reserves the right, subject to approval of the Trust’s Board, to appoint more than one Sub-Adviser to manage the assets of each Portfolio. When a Portfolio has more than one Sub-Adviser, the assets of each Portfolio are allocated by the Adviser among the Sub-Advisers selected for the Portfolio.

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Each Sub-Adviser has discretion, subject to oversight by the Trustees and the Adviser, to purchase and sell portfolio assets, consistent with each Portfolio’s investment objectives, policies and restrictions and specific investment strategies developed by the Adviser.

Generally, no Sub-Adviser provides any services to any Portfolio except sub-advisory and related administrative and recordkeeping services as directed by the Adviser. However, a Sub-Adviser or its affiliated broker-dealer may execute portfolio transactions for a Portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act and the rules thereunder.

Additional Information about the Sell-Down Plan

Prior to the Portfolios’ commencement of operations, the Board and the Portfolios’ initial sole shareholder approved (i) the investment advisory agreement between the Adviser and the Trust with respect to each Portfolio, (ii) the investment sub-advisory agreement between the Adviser and Affiliated Sub-Adviser AXA IM with respect to the EQ/AXA Investment Managers Moderate Allocation Portfolio, and (iii) the investment sub-advisory agreements between the Adviser and each of the unaffiliated Sub-Advisers with respect to the other Portfolios. It is anticipated that one or more of the transactions contemplated as part of the Sell-Down Plan would result in the automatic termination of these agreements. To ensure that the Adviser and the Sub-Advisers may continue to provide investment advisory services to the Portfolios without interruption, the Board also approved a new investment advisory agreement and new investment sub-advisory agreements for the Portfolios in connection with the Sell-Down Plan. The terms of the investment advisory and investment sub-advisory agreements approved in connection with the Sell-Down Plan are materially identical to the Portfolios’ current agreements. In addition, each Portfolio’s initial sole shareholder approved a new investment advisory agreement, and the EQ/AXA Investment Managers Moderate Allocation Portfolio’s initial sole shareholder also approved a new investment sub-advisory agreement, prompted by the Sell-Down Plan, as well as any future investment advisory and investment sub-advisory agreements prompted by the Sell-Down Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or AXA IM even if these entities undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AEH. Pursuant to the Multi-Manager Order, new investment sub-advisory agreements with the unaffiliated Sub-Advisers prompted by the Sell-Down Plan do not require shareholder approval, but only Board approval. Accordingly, the Adviser anticipates relying on the Multi-Manager Order to enter into new unaffiliated investment sub-advisory agreements prompted by the Sell-Down Plan.

The Adviser and its affiliates do not anticipate that the Sell-Down Plan will have a material impact on the Adviser or any of its affiliates.

Notwithstanding the foregoing, it is possible that the completion of the Sell-Down Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AEH and its subsidiaries. AEH, today and in the future as a stand-alone entity, is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Sell-Down Plan may be implemented in phases. During the time that AXA retains a controlling interest in AEH, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AEH. A failure to implement or complete the Sell-Down Plan could create uncertainty about the nature of the relationship between AEH and AXA, and could adversely affect AEH and its subsidiaries including the Adviser. If the Sell-Down Plan is implemented fully, AEH will continue to be a publicly traded U.S. company, but will no longer be a subsidiary of AXA; the Adviser will remain a wholly-owned subsidiary of AXA Equitable, which will remain a wholly-owned subsidiary of AEH.

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Personal Trading Policies

The Trust, the Adviser and the Distributor (as defined below) each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Portfolio but prohibits fraudulent, misleading, deceptive or manipulative acts or conduct in connection with that personal investing. Each Sub-Adviser also has adopted a code of ethics under Rule 17j-1. Such codes of ethics may permit personnel covered by the rule to invest in securities that may be purchased or held by a Portfolio for which a Sub-Adviser serves as an investment sub-adviser. The Codes of Ethics of the Trust, the Adviser, the Distributor and the Sub-Advisers have been filed as exhibits to the Trust’s Registration Statement.

The Administrator

Pursuant to an administrative agreement, FMG LLC (in this capacity, the “Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectuses. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, in addition to the management fee, each Portfolio pays the Administrator an annual fee payable monthly as follows:

Each Portfolio pays the Administrator its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500 per Portfolio. For purposes of calculating the asset-based administrative fee, the assets of the Portfolios are aggregated with the assets of the following portfolios of the Trust, which are also managed by the Adviser: AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/AB Small Cap Growth Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, 1290 VT Small Cap Value Portfolio, 1290 VT Micro Cap Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, 1290 VT Convertible Securities Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, 1290 VT High Yield Bond Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Technology Portfolio, AXA/AB Dynamic Aggressive Growth Portfolio, AXA/AB Dynamic Growth Portfolio, AXA/AB Dynamic Moderate Growth Portfolio, AXA/Goldman Sachs Strategic Allocation Portfolio, AXA/Invesco Strategic Allocation Portfolio, AXA/JPMorgan Strategic Allocation Portfolio, AXA/Legg Mason Strategic Allocation Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, AXA 500 Managed Volatility Portfolio, AXA International Managed Volatility Portfolio, All Asset Growth-Alt 20 Portfolio, AXA Aggressive Strategy Portfolio, AXA Balanced Strategy Portfolio, AXA Ultra Conservative Strategy Portfolio, AXA Conservative Strategy Portfolio, AXA Conservative Growth Strategy Portfolio, AXA Growth Strategy Portfolio, AXA Moderate Growth Strategy Portfolio, and AXA/Franklin Templeton Allocation Managed Volatility. For purposes of calculating the asset-based administration fee, the assets of the portfolios of AXA Premier VIP Trust, which are also managed by the Adviser, are aggregated with the assets of the Portfolios referenced in this paragraph. The table below shows the Portfolios’ asset-based administration fee rates based on aggregate average daily net assets of these portfolios:

0.140% of the first $60 billion;
0.110% of the next $20 billion;
0.0875% of the next $20 billion; and
0.0800% thereafter

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Pursuant to a sub-administration arrangement, the Administrator has contracted with JPMorgan Chase Bank, N.A. to provide the Trust with certain sub-administrative services, including assisting with monitoring of portfolio compliance and portfolio accounting support service, subject to the supervision of the Administrator. The Administrator pays JPMorgan Chase Bank, N.A. a fee for these services.

Because the Portfolios are new and had no operations of their own prior to the date of this SAI, no fees have been paid by the Portfolios to FMG LLC for administrative services.

The Distributor

The Trust has distribution agreements with AXA Distributors (also referred to as the “Distributor”), by which AXA Distributors serves as the Distributor for the Trust’s Class IB shares and Class K shares. AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable and an affiliate of FMG LLC, and its address is 1290 Avenue of the Americas, New York, New York 10104.

The Trust’s distribution agreements with respect to the Class IB and Class K shares of the Portfolios (“Distribution Agreements”) have been approved by the Trust’s Board, including a majority of the Independent Trustees, with respect to each Portfolio. Each Distribution Agreement will remain in effect for an initial period of two years and thereafter from year to year provided the Distribution Agreement’s continuance is approved annually by (i) a majority of the Independent Trustees who are not parties to such agreement and, if applicable, who have no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plan or any such related agreement, by a vote cast in person at a meeting called for the purpose of voting on such Agreement and (ii) by vote of either a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, as applicable.

The Trust has adopted a Rule 12b-1 Distribution Plan in the manner prescribed under Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Distribution Plan, each Portfolio is authorized to pay the Distributor an annual distribution fee of up to 0.25% of the Portfolio’s average daily net assets attributable to Class IB shares. There is no distribution plan with respect to Class K shares and the Portfolios pay no distribution fees with respect to those shares.

The Board considered various factors in connection with its decision as to whether to approve the Rule 12b-1 Distribution Plan, including: (i) the nature and causes of the circumstances which make approval or continuation of the Rule 12b-1 Distribution Plan necessary and appropriate; (ii) the way in which the Rule 12b-1 Distribution Plan would address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Rule 12b-1 Distribution Plan to any other person relative to those of the Trust; (v) the effect of the Rule 12b-1 Distribution Plan on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) competitive conditions in the variable products industry; and (viii) the relationship of the Rule 12b-1 Distribution Plan to other distribution efforts of the Trust. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current Contract owners to make additional investments in the Portfolios and attracting new investors and assets to the Portfolios to the benefit of the Portfolios and their respective Contract owners, (2) facilitate distribution of the Portfolios’ shares and (3) maintain the competitive position of the Portfolios in relation to other Portfolios that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board, including the Independent Trustees with no direct or indirect financial interest in the Rule 12b-1 Distribution Plan or any related agreements, unanimously determined, in the exercise of its reasonable business judgment, that the Rule 12b-1 Distribution Plan is reasonably likely to benefit the Trust and the shareholders of the Portfolios. As such, the Trustees, including such Independent Trustees, approved the Rule 12b-1 Distribution Plan.

Pursuant to the Rule 12b-1 Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities

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primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Distributor on a monthly basis. A portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Rule 12b-1 Distribution Plan is of a type known as a “compensation” plan because payments are made for expenses incurred and services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Distributor. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Rule 12b-1 Distribution Plan and in connection with their annual consideration of the Rule 12b-1 Distribution Plan’s renewal. The Distributor’s expenditures include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class IB shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IB shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares of the Trust.

AXA Equitable and the Distributor may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing and related services. The Distributor also may receive payments from Sub-Advisers of the Trust’s Portfolios and/or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the Contracts and/or the Sub-Advisers’ respective Portfolios.

The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. Each Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without sales commissions or loads being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

The Rule 12b-1 Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust with the Distributor of the Class IB shares in connection with the Rule 12b-1 Distribution Plan will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board, and a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plan or Rule 12b-1 related agreement, cast in person at a meeting called for the purpose of voting on such Plan or agreement. In addition, annual continuance of the Distribution Agreements must be approved by the Trust’s Board or a majority of the outstanding voting securities (as defined in the 1940 Act), and a majority of Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Agreements. In addition, the Rule 12b-1 Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class IB shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class IB shares of the Portfolio or by vote of a majority of the Independent Trustees, with no

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direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plan or Rule 12b-1 related agreement. The Rule 12b-1 Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.25% of Class IB average daily net assets annually) that may be spent for distribution of Class IB shares of any Portfolio without the approval of Class IB shareholders of that Portfolio.

Because the Portfolios are new and had no operations of their own prior to the date of this SAI, no fees have been paid by the Portfolios to the Distributor pursuant to the Rule 12b-1 Distribution Plan.

Compensation to Financial Intermediaries

In addition to the distribution and service fees paid by the Portfolios to the Distributor for the purpose of compensating certain financial intermediaries and for other purposes (described above in the section entitled, “The Distributor”), the Distributor or the Adviser (or one of their affiliates) may make payments out of its own resources to provide additional compensation to selected affiliated and unaffiliated sponsoring insurance companies (or their affiliates) or other financial intermediaries (collectively, “financial intermediaries”).

As described in the Prospectuses and in more detail below, the Adviser and the Distributor may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Portfolios and/or support services that benefit Contract owners, plan participants or other investors who purchase through financial intermediaries, to reimburse certain expenses related to processing sales of Portfolio shares and to pay incentives to market the Portfolios, to cooperate with the Distributor’s or financial intermediaries’ promotional efforts or in recognition of financial intermediaries’ marketing support, transaction processing and/or administrative services support (collectively, “revenue sharing payments”). These additional payments are made by the Adviser, the Distributor or their respective affiliates and do not increase the amount paid by the Portfolios, Contract owners, plan participants or other investors who purchase through financial intermediaries as shown under the heading “Fees and Expenses of the Portfolio” in the Portfolio summaries in the Portfolios’ Prospectuses.

Subaccounting and Other Payments.    Payments by the Adviser and/or the Distributor (and their affiliates) to financial intermediaries may include payments for providing recordkeeping services with respect to certain groups of investors in the Portfolios, including Contract owners that allocate contract value indirectly to one or more Portfolios and participants in retirement plans (collectively referred to as “subaccounting” and Contract owners and participants, “investors”). The subaccounting services typically include: (i) maintenance of master accounts with the Trust (e.g., insurance company separate accounts investing in the Trust); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Trust; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Trust, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolios and (xii) providing information in order to assist the Portfolios in their compliance with state securities laws.

In accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

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Marketing Support Payments.    Payments by the Adviser and/or the Distributor (and their affiliates) to financial intermediaries also may include payments for marketing support services, including: providing periodic and ongoing education and training and support of financial intermediary personnel regarding the Portfolios and the financial planning needs of Contract owners that allocate contract value indirectly to one or more Portfolios, plan participants or other investors who purchase through financial intermediaries; adding the Portfolios to the list of underlying investment options in an insurance company’s variable products; disseminating to financial intermediary personnel information and product marketing materials regarding the Portfolios; explaining to financial intermediaries’ clients the features and characteristics of the Portfolios; conducting due diligence regarding the Portfolios; granting access (in some cases on a preferential basis over other competitors) to sales meetings, sales representatives and management representatives of the financial intermediary; and providing business planning assistance, marketing support, advertising and other services.

Other Payments.    From time to time, the Distributor or the Adviser (or an affiliate) at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of Portfolio shares. Such payments may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for financial intermediary representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by financial intermediary representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips.

Other compensation or promotional incentives may be offered to the extent not prohibited by federal or state laws or any self-regulatory organization. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s policies and applicable law. These payments may vary depending upon the nature of the event.

Payment Amounts.    The payments to financial intermediaries as described above generally are negotiated based on a number of factors including, but not limited to, quality of service, reputation in the industry, ability to attract and retain assets, target markets, customer relationships, and relationship with the Adviser or Distributor or its affiliates. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Adviser or Distributor (or an affiliate) in its sole discretion, may be different for different financial intermediaries. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation. Such payments may be calculated by reference to the gross or net sales by such person, the average net assets of shares held by the customers of such person, the number of accounts of the Portfolios attributable to such person, on the basis of a flat fee or a negotiated lump sum payment for services provided, or otherwise.

The Adviser or Distributor or its affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial intermediaries at any time without notice. For more specific information about any revenue sharing and/or subaccounting payments made to your financial intermediary, investors should contact their investment professionals.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The Portfolios of the Trust may be charged securities brokers’ commissions, transfer taxes, and similar fees relating to securities transactions. The Adviser and the Sub-Advisers of the Portfolios, as appropriate, seek to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances. The Adviser and the Sub-Advisers may, as appropriate, in the allocation of brokerage business, take into consideration the receipt of research and other brokerage services, consistent with the obligation to seek to obtain best net price and execution.

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Investment company securities (not including securities of ETFs) generally are purchased directly from the issuer. It is expected that other securities will ordinarily be purchased in the securities’ principal markets, whether OTC or listed, and that listed securities may be purchased in the OTC market if that market is deemed the securities’ principal market.

Purchases and sales of equity securities on a securities exchange or in the OTC market are effected through brokers who receive compensation for their services. Such compensation varies among different brokers. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers will be used for execution of the Portfolios’ portfolio transactions. In the case of securities traded in the foreign and domestic OTC markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or through a principal market-maker. Although there is generally no stated brokerage commission paid by a Portfolio for a fixed-income security, the price paid by a Portfolio to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed commission or mark-up.

The Adviser and Sub-Advisers of the Portfolios may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Adviser or Sub-Advisers. The research services include economic, market, industry and company research material. Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), and by policies adopted by the Trustees, and to the extent not otherwise prohibited by applicable law, the Adviser and Sub-Advisers, as appropriate, may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Adviser and Sub-Advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Adviser or the relevant Sub-Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts for which it exercises investment discretion and that the services provided by a broker provide the Adviser or the Sub-Adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a Portfolio for any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

For futures transactions, the selection of a futures broker is generally based on the overall quality of execution and other services provided by the futures broker. The Adviser and the Sub-Advisers or their affiliates may choose to execute futures transactions electronically.

Certain Sub-Advisers may also receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, the Sub-Adviser’s other clients and the Sub-Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial

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Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

Certain Sub-Advisers may obtain third-party research from broker-dealers or non-broker dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a Sub-Adviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

The overall reasonableness of commissions paid will be determined by evaluating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, confidentiality, size of order and difficulty of execution. The research services obtained will, in general, be used by the Adviser and Sub-Advisers, as appropriate, for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the Portfolios’ brokerage commissions may not benefit the Portfolios, while research services paid for with the brokerage commissions of other clients may benefit the Portfolios. The receipt of research services from brokers will tend to reduce the Adviser’s and Sub-Advisers’ expenses in managing the Portfolios.

Securities or other investments held by a Portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Adviser or a Sub-Adviser serves as an investment adviser, or held by the Adviser or a Sub-Adviser for its own account. Because of different investment objectives or other factors, a particular security or other investment may be bought by the Adviser or a Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser or a Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

When the Adviser or a Sub-Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser or the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. In general, the Adviser and the Sub-Advisers, as appropriate, will make allocations among accounts with the same or similar investment objective based upon a variety of factors which may include, among other things, the account’s available cash, investment restrictions, permitted investment techniques, tolerance for risk, tax status, account size, and other relevant considerations. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

Because the Portfolios are new and had no operations of their own prior to the date of this SAI, no brokerage commissions have been paid by the Portfolios.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or its affiliates,

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including Sanford C. Bernstein & Co., LLC, Sub-Advisers, brokers who are affiliates of such Sub-Advisers, or unaffiliated brokers who trade or clear through affiliates of the Adviser or the Sub-Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with brokers that are affiliates of the Adviser or Sub-Advisers or their respective affiliates, unless pursuant to an exemption from the SEC. The Trust relies on exemptive relief from the SEC that permits a portion of a Portfolio that has multiple portions advised by different Sub-Advisers and/or the Adviser to engage in principal and brokerage transactions with an Adviser (or an affiliate of that Adviser) to another portion of the same Portfolio, subject to certain conditions. The Trust has adopted procedures, prescribed by the 1940 Act and the rules thereunder, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Adviser and brokers that are affiliates of a Sub-Adviser to a Portfolio for which that Sub-Adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, under applicable securities law, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Adviser or Sub-Advisers or their respective affiliates.

Because the Portfolios are new and had no operations of their own prior to the date of this SAI, no brokerage commissions have been paid by the Portfolios to affiliated broker-dealers.

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Adviser. With respect to each Portfolio for which a Sub-Adviser provides portfolio management (i.e., each Portfolio except the 1290 VT Moderate Growth Allocation Portfolio) (each, a “Sub-Advised Portfolio”), the Adviser views proxy voting as a function that is incidental and integral to portfolio management, and it has in turn delegated the proxy voting responsibilities with respect to each Sub-Advised Portfolio to the applicable Sub-Adviser. The primary focus of the Trust’s proxy voting procedures as they relate to a Sub-Advised Portfolio, therefore, is to seek to ensure that each Sub-Adviser has adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting.

Under certain circumstances, for example, when a Sub-Adviser notifies the Adviser that it is unable or unwilling to assume responsibility to vote a proxy for a Sub-Advised Portfolio, due to a potential material conflict of interest of the Sub-Adviser or otherwise, the Adviser has deemed it appropriate to assume responsibility for voting the proxies for shares held by a Sub-Advised Portfolio instead of delegating that responsibility to the Sub-Adviser. Under these circumstances, the Adviser’s Proxy Voting Committee will vote such proxies in the best interest of the relevant Sub-Advised Portfolio and its shareholders.

The Adviser is responsible for proxy voting for the 1290 VT Moderate Growth Allocation Portfolio. The Adviser’s Proxy Voting Committee will vote the Portfolio’s shares in exchange-traded securities of other investment companies or investment vehicles (“Underlying ETFs”) in the best interest of the Portfolio and its shareholders.

The Adviser may engage an independent proxy voting service to assist with the analysis of voting issues, provide voting recommendations or carry out the actual voting process as deemed necessary. If the Adviser becomes aware that a proposal may present an issue as to which the Adviser, the Distributor or their affiliates could be deemed to have a material conflict of interest, the issue will be reviewed by the Trust’s CCO, who may take actions deemed appropriate, such as excluding anyone at the Adviser who is subject to such a conflict from participating in the voting decision.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) on the Trust’s website at http://www.axa-equitablefunds.com (go to “EQ Advisors Trust Portfolios” and click on “Proxy Voting Records”) and (2) on the SEC’s website at http://www.sec.gov. See Appendix D to this SAI for the Trust’s Proxy Voting Policies and Procedures. A description of the proxy voting policies and procedures that each Sub-Adviser uses to determine how to vote

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proxies relating to a Portfolio’s portfolio securities is included in Appendix D to this SAI. Because the Portfolios are new, they have not voted any proxies relating to portfolio securities as of the date of this SAI.

CONFLICTS OF INTEREST

The Adviser currently serves as the investment adviser and administrator for the Trust and two other investment companies that are registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser and its affiliates (including AXA Equitable, AXA Distributors, LLC, AXA Financial, Inc., AXA, AllianceBernstein L.P., AXA Investment Managers, Inc., and AXA Rosenberg Investment Management LLC) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are part of an international group of insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and may introduce certain investment or transactional restrictions, that could disadvantage the Portfolios and their shareholders.

Certain actual and potential conflicts of interest are discussed below and elsewhere in this SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that may arise. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses.

The Adviser and the Trust have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also may limit the Portfolios’ investment activities and affect their performance.

Certain Conflicts Related to Fees and Compensation

The Adviser and certain of its Affiliates provide services including investment management, investment advisory, administration, shareholder servicing, distribution, and transfer agency services to the Portfolios and earn fees from these relationships with the Portfolios. The Adviser and its Affiliates face conflicts of interest when the Portfolios select affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Portfolio performance and the Adviser and its Affiliates would still receive significant compensation from the Portfolios even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Portfolios, with different fee rates and/or fee structures. Differences in fee arrangements may create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts.

The Adviser also may have a financial incentive to implement (or not to implement) certain changes to the Portfolios. For example, the Adviser may, from time to time, recommend a Portfolio combination or other restructuring. The Adviser will benefit to the extent that a restructuring results in a Portfolio’s having a higher net management fee and/or administration fee payable to the Adviser and/or a Portfolio’s being sub-advised by an Affiliate of the Adviser. In addition, the profits derived from the fees payable to the Adviser by a Portfolio after a restructuring may be higher than the profits derived from the fees payable to the Adviser by the Portfolio prior to the restructuring. The Adviser will further benefit to the extent that a Portfolio restructuring eliminates or reduces the Adviser’s obligations under

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an expense limitation arrangement currently in effect for a Portfolio. In addition, in certain cases, the Adviser and/or its Affiliates may own a significant amount of shares of a Portfolio representing the Adviser’s and/or its Affiliates’ investment of seed money to facilitate the investment operations of the Portfolio. A Portfolio restructuring may increase the size of a Portfolio such that the Adviser and/or its Affiliates could redeem shares held in the Portfolio representing such seed money investments. Redeeming seed money from a Portfolio may enable the Adviser or an Affiliate to reduce its costs associated with providing seed money and/or use the proceeds to provide seed money for other funds and products that it manages or is developing or realize other benefits. In addition, since the Adviser pays fees to a Sub-Adviser from the management fee that it earns from a Portfolio, the Adviser will benefit to the extent that a Portfolio restructuring leads to changes to an advisory fee that result in an increase in the amount of the management fee retained by the Adviser. Any recommendation to the Trust’s Board of Trustees concerning a Portfolio combination or other restructuring is subject to the Adviser’s fiduciary duty to act in the best interests of an affected Portfolio and its shareholders.

In addition, subject to applicable law, the Adviser or its Affiliates may, from time to time and without notice to the Portfolios’ shareholders, in-source or outsource certain processes or functions in connection with a variety of services that they provide to the Portfolios in various capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities

The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Portfolios may directly or indirectly invest. Thus, it is likely that the Portfolios will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser may have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, when Affiliates act in various commercial capacities in relation to the Portfolios, the Affiliates may take commercial steps in their own interests, which may have an adverse effect on the Portfolios. The Adviser and/or an Affiliate will have an interest in obtaining fees or other compensation in connection with such activities that are favorable to it, and any fees or other compensation (which could include advisory fees, underwriting or placement fees, financing or commitment fees, and brokerage and other transaction fees) will not be shared with the Portfolios.

The Adviser and/or its Affiliates also derive ancillary benefits from providing investment management, investment advisory, administration, shareholder servicing, distribution, and transfer agency services to the Portfolios, and providing such services to the Portfolios may enhance the Adviser’s and/or its Affiliates’ relationships with various parties, facilitate additional business development, and enable the Adviser and/or its Affiliates to obtain additional business and generate additional revenue.

Subject to applicable law and regulations, a Portfolio may enter into transactions in which the Adviser and/or its Affiliates, or companies that are deemed to be affiliates of the Portfolio (including other Portfolios of the Trust), may have an interest that potentially conflicts with the interests of the Portfolio. Such transactions create an opportunity for the Adviser and/or an Affiliate to engage in self-dealing. The Adviser and its Affiliates face a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, including with respect to a decision to enter into such transactions, as well as with respect to valuation, pricing, and other terms. Any such transactions are executed in accordance with the provisions of Rule 17a-7 and Rule 17e-1, as applicable, under the 1940 Act. Applicable law and

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regulations also may prevent a Portfolio from engaging in transactions with an affiliate of the Portfolio, which may include the Adviser and/or its Affiliates, or from participating in an investment opportunity in which an affiliate of the Portfolio participates.

The Adviser and/or an Affiliate also faces conflicts of interest if a Portfolio purchases securities during the existence of an underwriting syndicate of which an Affiliate is a member because the Affiliate typically receives fees for certain services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as a result of the Portfolio’s purchase of securities. Any such purchases are executed in accordance with the provisions of Rule 10f-3 under the 1940 Act.

In addition, as a result of the Adviser’s Affiliates acting in multiple commercial capacities, the Affiliates, from time to time, may come into possession of information about certain markets and investments that, if known to the Adviser or, as applicable, an affiliated Sub-Adviser, could cause the Adviser or, as applicable, the affiliated Sub-Adviser to seek to dispose of, retain, or increase interests in investments held by a Portfolio, acquire certain positions on behalf of a Portfolio, or take other actions. The Adviser or, as applicable, an affiliated Sub-Adviser generally will not have access, or will have limited access, to such information, even when it would be relevant to its management of a Portfolio. Such Affiliates can trade differently from the Portfolios potentially based on information not available to the Adviser or, as applicable, an affiliated Sub-Adviser. If the Adviser or, as applicable, an affiliated Sub-Adviser acquires or is deemed to acquire material non-public information regarding an issuer, it will be restricted from purchasing or selling securities of that issuer for its clients, including a Portfolio, until the information has been publicly disclosed or is no longer deemed material.

Certain Conflicts Related to the Use of Affiliated and Unaffiliated Sub-Advisers

The Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. The Adviser is affiliated with certain Sub-Advisers and, therefore, the Adviser will benefit not only from the net management fee the Adviser retains, but also from the advisory fees paid by the Adviser to an affiliated Sub-Adviser. Since the Adviser pays fees to the Sub-Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Adviser. The Adviser or its Affiliates also have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its Affiliates (including those in which the Portfolios serve as investment options), which could financially benefit the Adviser and its Affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers.

The aggregation of assets of multiple Portfolios or other funds or accounts for purposes of calculating breakpoints in advisory fees may create an incentive for the Adviser to select Sub-Advisers where the selection may serve to lower an advisory fee and possibly increase the management fee retained by the Adviser or may provide a disincentive for the Adviser to recommend the termination of a Sub-Adviser from a Portfolio if the termination may cause the advisory fee payable by the Adviser to increase on a Portfolio or other fund or account that aggregates its assets with the Portfolio.

The Adviser is a fiduciary for the shareholders of the Portfolios and must put their interests ahead of its own interests (or the interests of its Affiliates). When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectuses. In addition, the appointment and continued service of a Sub-Adviser are subject to the approval of the Trust’s Board of Trustees. Moreover, the

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Adviser may not enter into a sub-advisory agreement with an Affiliate, such as AllianceBernstein, AXA IM, or Rosenberg Equities, unless the sub-advisory agreement with the Affiliate, including compensation, is also approved by the affected Portfolio’s shareholders (in the case of a new Portfolio, the initial sole shareholder of the Portfolio, typically the Adviser or an Affiliate, may provide this approval).

Furthermore, the range of activities, services, and interests of a Sub-Adviser may give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the Portfolio that it sub-advises and the Portfolio’s shareholders. In addition, a Sub-Adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more Portfolios, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts may give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. In addition, a Sub-Adviser’s portfolio managers may manage or advise funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements may create an incentive for a portfolio manager to favor higher-fee funds or accounts. Each Sub-Adviser has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. There is no assurance, however, that a Sub-Adviser’s practices, policies and procedures will be effective, and a Sub-Adviser’s practices, policies and procedures also may limit the investment activities of the Portfolio that it sub-advises and affect the Portfolio’s performance. A Sub-Adviser and/or its affiliates also may derive ancillary benefits from providing investment advisory services to a Portfolio, and providing such services to a Portfolio may enhance the Sub-Adviser’s and/or its affiliates’ relationships with various parties, facilitate additional business development, and enable the Sub-Adviser and/or its affiliates to obtain additional business and generate additional revenue. Please see Appendix C for a further discussion of Sub-Adviser conflicts of interest.

Certain Conflicts Related to the Funds of Funds Structure

The Adviser’s selection of Underlying ETFs may have a positive or negative effect on its (or its Affiliates’) revenues and/or profits. The Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with investment advisers to Underlying ETFs, or other financial or personal relationships, could influence the Adviser’s selection of Underlying ETFs. In addition, one or more Affiliates may invest (e.g., through its general account or separate accounts) in ETFs that are also held by the Portfolios, which may influence the Adviser’s ETF investment decisions. The Adviser’s selection of Underlying ETFs also may positively or negatively impact its obligations under the Expense Limitation Agreement and its ability to recoup previous payments or waivers made under the Expense Limitation Agreement.

Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interest of that Portfolio and that is consistent with its investment objective, policies, and strategies.

Certain Conflicts Related to the Adviser’s Insurance Company Affiliates

The Portfolios are available through Contracts offered by insurance company Affiliates of the Adviser and the Portfolios may be used to fund all or a portion of certain benefits and guarantees available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits and guarantees, the Adviser’s insurance company Affiliates might otherwise be obligated to fulfill them out of their own resources. The Adviser is subject to conflicts of interest in connection with providing advice to, or developing strategies and models used to manage, a Portfolio. The performance of a Portfolio may impact the obligations and financial exposure of the Adviser’s insurance company Affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option, and the ability of an insurance company Affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these benefits and guarantees. The Adviser’s

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investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles, including volatility management strategies) that could reduce potential losses and/or mitigate financial risks to insurance company Affiliates that provide the benefits and guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide benefits and guarantees under its Contracts, including by making more predictable the costs of the benefits and guarantees and by reducing the regulatory capital needed to provide them. The financial benefits to the Adviser’s insurance company Affiliates may be material. The performance of a Portfolio also may adversely impact the value of Contracts that offer the Portfolio as an investment option and could suppress the value of the benefits and guarantees offered under a Contract.

In managing certain Portfolios, the Adviser from time to time employs various volatility management techniques, including the use of futures and options to manage equity exposure. Although the Adviser’s volatility management techniques are intended to reduce the overall risk of investing in a Portfolio, they may not work as intended and may result in losses by a Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high. The success of any volatility management strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of any volatility management strategy also will be subject to the Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. Market conditions change, sometimes rapidly and unpredictably, and the Adviser may be unable to execute a volatility management strategy in a timely manner or at all. In addition, the Adviser and its insurance company Affiliates manage or advise other funds and accounts that engage in and compete for transactions in the same types of securities and instruments (such as futures contracts) as a Portfolio. Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio invests, directly or indirectly, and could have an adverse impact on a Portfolio’s performance.

A significant percentage of a Portfolio’s shares may be owned or controlled by the Adviser and/or its Affiliates, other portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, a Portfolio is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution and other transactions by Affiliates of the Adviser. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance, and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its Affiliates also may be subject to conflicts of interest in selecting shares of Portfolios for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Portfolio’s expense ratio.

The Portfolios may be used as variable insurance trusts for unaffiliated insurance companies’ insurance products. These unaffiliated insurance companies have financial arrangements (which may include revenue sharing arrangements) with the Adviser’s insurance company Affiliates. These financial

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arrangements could create an incentive for the Adviser, in its selection process, to favor Underlying ETFs and Sub-Advisers that are affiliated with these unaffiliated insurance companies.

Consistent with its fiduciary duties, the Adviser seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in the Prospectuses.

Certain Conflicts Related to the Adviser and its Affiliates Acting for Multiple Clients

The Adviser and certain of its Affiliates manage or advise other funds and accounts that have investment objectives and strategies that are similar to those of the Portfolios and/or that engage in and compete for transactions in the same types of securities and instruments as the Portfolios. Such transactions could affect the prices and availability of the securities and instruments in which a Portfolio invests, directly or indirectly, and could have an adverse impact on a Portfolio’s performance. For example, when another fund or account managed or advised by the Adviser or an Affiliate implements a portfolio decision or strategy ahead of, or at the same time as, similar portfolio decisions or strategies for one or more Portfolios, market impact, liquidity constraints, or other factors could result in a Portfolio receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or a Portfolio could otherwise be disadvantaged. The Adviser and certain of its Affiliates also manage or advise other funds and accounts that have investment objectives and strategies that differ from, or may be contrary to, those of the Portfolios. Other funds and accounts may buy or sell positions while a Portfolio is undertaking the same or a different, including potentially opposite, strategy, which could disadvantage or adversely affect a Portfolio. A position taken by the Adviser and/or its Affiliates on behalf of one or more other funds or accounts may be contrary to a position taken on behalf of a Portfolio or may be adverse to a company or issuer in which a Portfolio has invested. For example, the Adviser and/or its Affiliates may advise other funds or accounts with respect to different parts of the capital structure of the same issuer, or with respect to classes of securities that are subordinate or senior to securities, in which a Portfolio invests. As a result, the Adviser and/or its Affiliates may pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, on behalf of other funds and accounts with respect to a particular issuer in which one or more Portfolios have invested.

A Portfolio’s performance will usually differ from the performance of other funds or accounts that are also managed or advised by the Adviser or its Affiliates even in cases where the investment objectives and strategies of the relevant funds or accounts are similar. The Adviser and certain of its Affiliates may give advice to, or take actions with respect to, other funds or accounts that may compete or conflict with advice the Adviser may give to, or actions the Adviser may take with respect to, the Portfolios. In addition, when the Adviser and/or its Affiliates seek to buy or sell the same security or instrument on behalf of more than one fund or account, including a Portfolio, the Adviser and/or its Affiliates may have an incentive to allocate more favorable trades to certain funds or accounts, including a Portfolio. (For additional information about the Adviser’s trade aggregation and allocation policies, please see the section of the SAI entitled “Brokerage Allocation and Other Strategies.”) It is possible that a Portfolio could sustain losses during periods in which one or more other funds or accounts that are managed or advised by the Adviser or its Affiliates achieve significant gains. The opposite result is also possible.

In addition, the Adviser or, as applicable, an affiliated Sub-Adviser may restrict the investment policies or the design of a Portfolio or its investment decisions and activities on behalf of a Portfolio in various circumstances, including as a result of regulatory or other restrictions applicable to one or more Affiliates, internal policies designed to comply with such restrictions, and/or potential reputational risk in connection with funds or accounts (including the Portfolios). For example, if the Adviser and/or its Affiliates come into possession of material non-public information regarding other funds or accounts that are also managed or advised by the Adviser or its Affiliates, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Portfolios.: In addition, potential conflicts of interest exist when the Adviser and/or its Affiliates maintain certain overall limitations on investments in securities or other

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instruments due to, among other things, investment restrictions imposed on the Adviser and/or its Affiliates by law, regulation (for example, banking or insurance regulations), mechanisms imposed by certain issuers (for example, poison pills), or the Adviser’s and/or its Affiliates’ own internal policies (including, for example, for risk management purposes). Certain of these restrictions may impose limits on the aggregate amount of investments that may be made by affiliated investors. In these circumstances, the Adviser or, as applicable, an affiliated Sub-Adviser may be precluded from purchasing securities or other instruments (that it might otherwise purchase) for a Portfolio if the purchase would cause the Portfolio and its affiliated investors to exceed an applicable limit, or the Adviser or, as applicable, an affiliated Sub-Adviser may be required to sell securities or other instruments (that it might otherwise prefer that a Portfolio hold) in order to comply with such a limit. In addition, aggregate investment limitations could cause dispersion among funds and accounts managed or advised by the Adviser and/or its Affiliates with similar investment objectives and strategies.

Shareholders also should be aware that the Trust’s Chief Executive Officer and other principal officers are also principals and/or employees of the Adviser and/or its Affiliates, and these principals and employees have obligations to such other entities and/or their clients that could give rise to a potentially conflicting division of loyalties and/or responsibilities, which could have an adverse effect on a Portfolio. For example, the Trust’s Chief Executive Officer serves (among other executive positions) as Chief Investment Officer for AXA Financial, Inc. and certain other Affiliates, and certain of the Trust’s other principal officers hold executive positions, including in operations, legal, and compliance, with the Adviser and/or its Affiliates. For additional information about the principal occupations of the Trust’s Chief Executive Officer and other principal officers (including positions held with the Adviser and/or its Affiliates), please see the section of the SAI entitled “Management of the Trust.”

Certain Conflicts Related to the Joint Use of Vendors and Other Service Providers

Certain service providers to the Portfolios (including sub-advisers, accountants, custodians, attorneys, lenders, bankers, brokers, consultants and investment or commercial banking firms) provide goods and services to, or have business, personal, financial or other relationships with, the Adviser and/or its Affiliates. Such service providers may be clients of the Adviser and/or its Affiliates, sources of investment opportunities, co-investors or commercial counterparties or entities in which the Adviser and/or its Affiliates have an investment or other interest. In addition, certain employees of the Adviser and/or its Affiliates and/or the Trustees of the Trust could have immediate family members or other relatives or friends employed by or serving as board members of such service providers. These relationships could have the appearance of affecting or potentially influencing the Adviser in deciding whether to select or recommend such service providers to perform services for the Portfolios.

Certain Conflicts Related to Proxy Voting

The Adviser and the Sub-Advisers have implemented policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that they make on behalf of their clients, including the Portfolios, and to help ensure that such decisions are made in accordance with their fiduciary obligations to their clients. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions made by the Adviser and/or the Sub-Advisers in respect of securities held by the Portfolios may have the effect of favoring the interests of the Adviser and/or its Affiliates and/or the Sub-Advisers and/or funds or accounts other than the Portfolios; provided, that the Adviser and/or the Sub-Advisers believe such voting decisions to be in accordance with their fiduciary obligations. In addition, it is possible that the Adviser’s Affiliates may invest in the same securities held by the Portfolios. The Adviser’s Affiliates may have different proxy voting policies and procedures and, as a result, the Adviser may vote differently than its Affiliates. Please see Appendix D to this SAI for the Trust’s Proxy Voting Policies and Procedures. A description of the proxy voting policies and procedures that each Sub-Adviser uses to determine how to vote proxies relating to a Portfolio’s portfolio securities is included in Appendix D to this SAI.

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Certain Conflicts Related to Personal Securities Transactions

The Adviser and its Affiliates, including their respective managers, partners, directors, trustees, officers, and employees, the Trustees of the Trust, and a Sub-Adviser and its affiliates face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as a Portfolio, which could have an adverse effect on a Portfolio. In addition, the Adviser and its Affiliates, including their respective managers, partners, directors, trustees, officers, and employees, the Trustees of the Trust, and a Sub-Adviser and its affiliates may acquire material non-public information regarding individual securities in connection with their official duties. The Trust, the Adviser, each Sub-Adviser, and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest.

Certain Conflicts Related to the Valuation of the Portfolios’ Investments

There is an inherent conflict of interest where the Adviser or its Affiliates value, or provide any assistance in connection with the valuation, of the Portfolios’ investments and the Adviser or its Affiliates are receiving a fee based on the value of such investments. Overvaluing certain positions held by the Portfolios will inflate the value of the investments as well as the performance record of the Portfolios, which would likely increase the fees payable to the Adviser and/or its Affiliates. As a result, there may be circumstances where the Adviser has an incentive to determine valuations that are higher than the actual fair value of investments.

Certain Conflicts Related to Trade Errors and Other Operational Mistakes

Trade errors and other operational mistakes occasionally occur in connection with the Adviser’s or an Affiliate’s management of funds and accounts, including the Portfolios. Trade errors and other operational mistakes can result from a variety of situations, including situations involving portfolio management (e.g., inadvertent violation of investment restrictions), trading, processing, or other functions (e.g., miscommunication of information, such as wrong number of shares, wrong price, wrong account, calling a transaction a buy rather than a sell and vice versa, etc.). The Adviser’s policies and procedures generally do not require perfect implementation of investment management decisions or trading, processing, or other functions performed by the Adviser. Therefore, depending on the facts and circumstances, not all mistakes will be considered compensable to an impacted fund or account, including a Portfolio. The Adviser or an Affiliate, including an affiliated Sub-Adviser, could face a potential conflict of interest when the Adviser identifies a trade error or other operational mistake that is considered compensable to an impacted Portfolio and the Adviser or an Affiliate, including an affiliated Sub-Adviser, is responsible for compensating the Portfolio.

The Adviser’s policies and procedures require that all trade errors affecting a Portfolio’s account be resolved promptly and fairly. Further, any transaction relating to the disposition of a trading error in which the Adviser’s own interests are placed before those of a Portfolio is prohibited. The Adviser will not use Portfolio assets to correct a trading error.

Certain Conflicts Related to Brokerage Transactions, including with Affiliates

To the extent permitted by applicable law and in accordance with procedures established by the Trust’s Board, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or its Affiliates, including Sanford C. Bernstein & Co., LLC, Sub-Advisers, brokers who are affiliates of such Sub-Advisers, or unaffiliated brokers who trade or clear through affiliates of the Adviser or the Sub-Advisers. A Portfolio’s portfolio managers may be able to select or influence the Sub-Advisers’ selection of the brokers that are used to execute securities transactions for the Portfolio. The Adviser’s and/or its Affiliates’ other existing or potential business relationships, including with Sub-Advisers, or other financial or personal relationships, could create an incentive for a Portfolio’s portfolio managers, in

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the selection process, to favor certain brokers, including affiliated brokers. The Adviser and the Portfolios’ Sub-Advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances. Any such transactions with an affiliated broker are executed in accordance with the provisions of Rule 17e-1 under the 1940 Act. For additional information about brokerage transactions, including with affiliates, please see the section of this SAI entitled “Brokerage Allocation and Other Strategies.”

Certain Conflicts Related to Distributions of Assets Other Than Cash

With respect to redemptions from the Portfolios, the Portfolios may, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Adviser may have a potentially conflicting division of loyalties and responsibilities with respect to redeeming shareholders (which, in certain cases, could be funds-of-funds) and remaining shareholders.

Certain Conflicts Related to Gifts and Entertainment, Political Contributions, and Outside Business Activities

The code of ethics adopted by the Trust, the Adviser, and the Distributor contains a policy to address the conflicts of interest related to the giving or receipt of gifts and/or entertainment to or from clients, intermediaries, current or potential Sub-Advisers, or current or potential service providers or third-party vendors to the Portfolios or the Adviser or its Affiliates, which could have the appearance of affecting or may potentially affect the judgment of covered persons or the manner in which they conduct business. The policy requires the reporting and/or pre-clearance of gifts, meals and entertainment given or received that exceeds certain thresholds. The Adviser also has adopted a policy that prohibits covered persons from making any direct or indirect political contribution to any political party, elected official or candidate with the intention of soliciting or maintaining investment advisory business for the Adviser. Further, given the nature of the Adviser’s business, its duties to its clients and the role of investment advisory professionals generally, covered persons who engage in outside business activities may face numerous conflicts of interest. Outside business activities include, but are not limited to, service as an officer, employee or member of the board of another organization that is not affiliated with the Adviser, consulting engagements, and public and charitable positions. To avoid such conflicts, covered persons must receive pre-approval from the compliance department prior to pursuing any outside business activities. Actual and potential conflicts of interest are analyzed during the pre-clearance and pre-approval processes.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Trust will offer and sell its shares for cash or securities based on each Portfolio’s net asset value per share, which will be determined in the manner set forth below. Shares of a Portfolio will be issued to a shareholder upon receipt of consideration.

The net asset value of the shares of each class of each Portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day as defined below. The net asset value per share of each class of a Portfolio will be computed by dividing the sum of the investments held by that Portfolio applicable to that class plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Portfolio at such time. All expenses borne by the Trust and each of its classes will be accrued daily.

The net asset value per share of each Portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles and consistent with the 1940 Act:

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The assets belonging to each Portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular Portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof,

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including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that Portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Portfolio. General Items will be allocated as the Trust’s Board considers fair and equitable.

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The liabilities belonging to each Portfolio will include (i) the liabilities of the Trust in respect of that Portfolio, (ii) all expenses, costs, charges and reserves attributable to that Portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Portfolio which have been allocated as the Trust’s Board considers fair and equitable.

The value of each Portfolio is normally determined at the close of business on each “business day.” Generally, this would be at the close of regular trading on the New York Stock Exchange (“NYSE”) on days the NYSE is open for trading (usually 4:00 p.m. Eastern Time). In the event of an emergency or other disruption in trading on the NYSE, the value of each Portfolio would still normally be determined as of 4:00 p.m. Eastern Time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The Board has approved pricing procedures governing the method by which Portfolio securities are valued for purposes of determining the net asset values for the Portfolios. While the Board has primary responsibility to shareholders for ensuring that appropriate valuation methods are used to value the assets of the Trust, the Board has delegated certain valuation functions for the Portfolios to the Administrator. The Portfolios may rely on pricing services or broker quotes to obtain the current market value of securities for which market quotations are readily available. Accordingly, the pricing procedures authorize the Administrator to engage the services of one or more independent pricing services approved by the Board to assist in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Administrator monitors the performance of these services on an ongoing basis.

Generally, the assets of each Portfolio are valued as follows:

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Stocks listed on national securities exchanges (including securities issued by ETFs) are valued at the last sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price provided by a pricing service. Securities listed on the Nasdaq Stock Market will be valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day or official closing price, at a bid price estimated by a broker.

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Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at most recent sales or bid price from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates. Because foreign securities sometimes trade on days when a Portfolio’s shares are not priced, the value of the Portfolio’s investment that includes such securities may change on days when shares of the Portfolio cannot be purchased or redeemed.

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U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing services may utilize many inputs that are observable in making evaluations which may include, but are not limited to, trading activity for similar securities, issuer details, yields, default rates, credit spreads, quoted prices and any developments related to the specific securities. However, when such prices are not available, such securities are generally valued at a bid price estimated by a broker.

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•

Convertible preferred stocks listed on national securities exchanges or included on the Nasdaq Stock Market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

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Convertible bonds, and unlisted convertible preferred stocks, are valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

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Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

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Exchange traded options are valued at their last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

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Repurchase agreements and reverse repurchase agreements are valued at original cost (par) plus accrued interest. Other pricing methods may be utilized such as amortized cost depending on the features of the instrument.

•	Swaps are valued utilizing prices provided by an approved pricing service.

•	Shares of open end mutual funds (other than ETFs) will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

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Securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the Board. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of trading market.

Pricing services may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specified inputs and assumptions. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Portfolio may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. A Portfolio’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

To assist the Board with its pricing responsibilities, the Trust’s Valuation Committee evaluates pricing services for selection by the Board and monitors pricing service reliability and price quality. In this connection, the Valuation Committee, with the assistance of the Administrator, conducts ongoing monitoring and oversight of each pricing service. In certain instances, the Valuation Committee may determine that a reported valuation is unreliable, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from

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the reported valuation. When such circumstances arise, the Administrator is responsible for coordinating with the pricing services, the Valuation Committee and, when applicable, the various Sub-Advisers to facilitate valuation.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The Valuation Committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by a fair valuation method adopted by the Trust’s Board that relies on other available pricing inputs. As such, fair value pricing is based on subjective judgments and it is possible that the valuations reached may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is included in the Portfolio’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or a Portfolio enters into a closing purchase or sale transaction, the Portfolio realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, a Portfolio realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

Redemptions In Kind

The Trust’s organizational documents provide that it may redeem its shares in kind. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. If shares are redeemed through a distribution of assets of the Trust, the recipient would incur brokerage commissions upon the sale of such securities.

The Trust also reserves the right to redeem its shares in kind under appropriate circumstances, such as in connection with transactions involving the substitution of shares of one Portfolio (the replacement portfolio) for shares of another Portfolio (the replaced portfolio) held by insurance company separate accounts to fund Contracts.

TAXATION

Each Portfolio will be treated for federal tax purposes as a separate corporation. The Trust intends that each Portfolio will qualify each taxable year to be treated as a RIC (that is, a “regulated investment company” under Subchapter M of Chapter 1, Subtitle A, of the Code). By doing so, a Portfolio will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss,

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and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains (without regard to losses) from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (“Qualifying Income”), and (b) net income from an interest in a “qualified publicly traded partnership” (defined below) (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Portfolio’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs (collectively, “Qualifying Assets”), and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Portfolio controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “Subchapter M Diversification Requirements” and, together with the Income Requirement,“Other Requirements”). A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income.

If a Portfolio failed to qualify for treatment as a RIC for any taxable year  —  either (1) by failing to satisfy the Distribution Requirement, even if it satisfied all the Other Requirements, or (2) by failing to satisfy one or more of the Other Requirements and was unable, or determined not, to avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements  —  (a) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (b) each “segregated asset account” (i.e., insurance company separate account) (“Separate Account”) invested in the Portfolio would fail to satisfy the diversification requirements described below, with the result that the Contracts supported by each such account would no longer be eligible for tax deferral, and (c) all distributions out of the Portfolio’s earnings and profits, including distributions of net capital gain, would be taxable to its shareholders as dividends (i.e., ordinary income, except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rates for net capital gain  — a maximum of 15% for a single shareholder with taxable income not exceeding $425,800 ($479,000 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts, which applied for 2018 and will be adjusted for inflation annually thereafter); those dividends also would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Subchapter L of Chapter 1, Subtitle A, of the Code (“Subchapter L”) requires that each Separate Account in which Contract premiums are invested be “adequately diversified” (as described in the next

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paragraph). If a Portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its shares, which each Portfolio intends to do, then a Separate Account will be able to “look through” that Portfolio, and in effect treat a pro rata portion of the Portfolio’s assets as the account’s assets, for purposes of determining whether the account is diversified. The same treatment will not apply, however, with respect to any ETF (even one that also qualifies to be treated as a RIC) in which a Portfolio invests, which instead will be treated for those purposes as a single investment.

Because the Trust is used to fund Contracts, each Portfolio must meet the diversification requirements imposed by Subchapter L and the regulations thereunder (“Subchapter L Diversification Requirements”) on Separate Accounts (which are in addition to the Subchapter M Diversification Requirements) or those Contracts will fail to qualify as life insurance policies or annuity contracts for federal tax purposes (As used in the balance of this “Taxation” section (other than the last paragraph thereof), the word “Portfolio” includes each Underlying ETF that is treated as a RIC.). In general, for a Portfolio (and, therefore, any Separate Account that invests therein) to meet the Subchapter L Diversification Requirements, Treasury regulations require that, except as permitted by the “safe harbor” described below, no more than 55% of the total value of its assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for these purposes, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a Separate Account will be treated as being adequately diversified if the Subchapter M Diversification Requirements are satisfied and no more than 55% of the value of the account’s total assets are Qualifying Assets. Compliance with the Subchapter L Diversification Requirements is tested on the last day of each calendar year (which is each Portfolio’s taxable year) quarter. If a Portfolio has satisfied those requirements for the first quarter of its first taxable year, it will have a 30-day period after the end of each subsequent quarter in which to cure any non-compliance.

Many technical rules govern the computation of a Portfolio’s investment company taxable income (or income and deductions, in the case of an ETF that is a grantor trust and not a RIC, such as an ETF that invests primarily in commodities) and net capital gain. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A Portfolio that invests in foreign securities or currencies may be subject to foreign taxes that could reduce its investment performance.

Certain Portfolios may invest in the stock of PFICs. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain from disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Portfolio would be required to include in its gross income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement), even if the QEF did not distribute those earnings and gain to the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each Portfolio may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess,

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if any, of the fair market value of a PFIC’s stock over a Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Portfolio included in income for prior taxable years under the election. A Portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Certain Portfolios may acquire (1) zero-coupon bonds issued with OID, (2) payment-in-kind bonds, and/or (3) TIPS or other inflation-indexed securities on which principal is adjusted based on changes in the Consumer Price Index. A Portfolio must include in its gross income the OID that accrues on OID securities, bonds it receives as “interest” on payment-in-kind bonds, and the amount of any principal increases on inflation-indexed securities during the taxable year, even if it receives no corresponding payment on them during the year. Because a Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement, it might be required in a particular tax year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from a Portfolio’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities. A Portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Certain Portfolios operate under a “fund of funds” structure, under which they invest in securities issued by, among other things, one or more Underlying Portfolios (which term, as used in this paragraph, includes Underlying ETFs that are RICs) (see the section of this SAI entitled “Investment Strategies and Risks”). Accordingly, such a Portfolio’s income will consist of distributions from the Underlying Portfolio(s) in which it invests and net gains realized from the disposition of Underlying Portfolio shares. If an Underlying Portfolio qualifies for treatment as a RIC, (1) dividends paid to a Portfolio from the Underlying Portfolio’s investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Portfolio as ordinary income to the extent of the Underlying Portfolio’s current and accumulated earnings and profits (as calculated for federal tax purposes) and (2) distributions paid to a Portfolio from the Underlying Portfolio’s net capital gain will be taxable to the Portfolio as long-term capital gains, regardless of how long the Portfolio has held the Underlying Portfolio’s shares. (As noted above, the Portfolio will be able to avoid having to pay entity-level federal income tax on these dividends and other distributions by distributing the amount thereof to its shareholders.) If a Portfolio purchases shares of an Underlying Portfolio within 30 days before or after redeeming other shares of that Underlying Portfolio at a loss (whether pursuant to a rebalancing of the Portfolio’s portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis in the newly purchased shares.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and shareholders are determined by the Trustees as set forth in the Trust’s Second Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and Third Amended and Restated By-laws. Every shareholder of the Trust, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration of Trust. Some of the more significant provisions of the Declaration of Trust are described below.

Shareholder Liability.    Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation’s shareholders, shareholders of a Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a Portfolio.

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However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Portfolios) and permits notice of such disclaimer to be given in each written obligation made or issued by the Trustees or by any officers or officer by or on behalf of the Trust, a series, the Trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from a Portfolio’s property for all losses and expenses of any Portfolio shareholder held personally liable for the obligations of that Portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations, a possibility that the Adviser believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Trustees intend to conduct the operations of the Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolios.

Classes of Shares.    The Declaration of Trust provides that the Board may establish portfolios and classes in addition to those currently established and that the Board may determine, in its sole discretion, the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the portfolios and classes. The Board may change any of those features, terminate any portfolio or class, combine portfolios with other portfolios of the Trust, combine one or more classes of a portfolio with another class in that portfolio or convert the shares of one class into shares of another class.

The Portfolios consist of Class IB shares and Class K shares. A share of each class of a Portfolio represents an identical interest in that Portfolio’s investment portfolio and has the same rights, privileges and preferences. Each class may differ, however, with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege and/or conversion features, if any. The different sales charges and other expenses applicable to the different classes of shares of the Portfolios will affect the performance of those classes. Each share of a Portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Portfolio. Due to the differing expenses of the classes, however, dividends and liquidation proceeds on Class IB and Class K shares will differ.

Voting Rights.    The Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. Trustees may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders.

Shareholders of each Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the series of the Trust as a group may elect all of the Trustees of the Trust. The shares of each Portfolio will be voted in the aggregate, except when a separate vote of each Portfolio is required by law or when a matter involves the termination of a Portfolio or any other action that the Board has determined will affect only the interests of one or more Portfolio or class. In accordance with current laws, it is anticipated that an insurance company issuing a Contract that participates in a Portfolio will request voting instructions from Contract owners and will vote shares or other voting interests in the insurance company’s separate account in proportion to the voting instructions received.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing by consent of the Board or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each Portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

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Derivative and Direct Actions.    Prior to bringing a derivative action, the Declaration of Trust requires that a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration of Trust details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration of Trust. The Declaration of Trust also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders representing, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, at least 5% of all shares issued or outstanding, or of the Portfolios or classes to which such action relates if it does not relate to all Portfolios and classes.

The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of any Portfolio or class thereof unless the shareholder has suffered an injury distinct from that suffered by shareholders of the Portfolio or class, generally. A shareholder bringing a direct claim must be a shareholder of the Portfolio or class against which the direct action is brought at the time of the injury complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time.

The Declaration of Trust also requires that direct or derivative actions by shareholders against the Trust be brought only in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and that the right to jury trial be waived to the fullest extent permitted by law.

Amendments to the Declaration of Trust.    A shareholder vote is required for any amendment that would affect shareholders’ right to vote (i) for the election or removal of Trustees as provided in the Declaration of Trust, and (ii) with respect to such additional matters relating to the Trust as may be required by applicable law, the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC, or as the Board may consider necessary or desirable. The Board may otherwise restate, amend, or supplement the Declaration of Trust without shareholder approval.

Availability of Net Asset Values.    Each business day, the Portfolios’ net asset values are transmitted electronically to shareholders (e.g., insurance companies, tax qualified-retirement plans and other eligible investors) and/or are available to shareholders upon request.

Additional Information.    No Portfolio is sponsored, endorsed, sold or promoted by any third party involved in, or related to, compiling, computing or creating any index. No third party index provider makes any representation or warranty, express or implied, to the issuer or owners of any Portfolio or any other person or entity regarding the advisability of investing in investment companies generally or in any Portfolio particularly or the ability of any index to track corresponding stock market performance. Indexes are determined, composed and calculated by third parties without regard to any Portfolio or the issuer or owners of a Portfolio or any other person or entity. No third party index provider has any obligation to take the needs of the issuer or owners of any Portfolio or any other person or entity into consideration in determining, composing or calculating indexes. Further, no third party index provider has any obligation or liability to the issuer or owners of any Portfolio or any other person or entity in connection with the administration, marketing or offering of a Portfolio.

Third party index providers shall obtain information for inclusion in or for use in the calculation of indexes from sources that the third party index providers consider reliable, none of the third parties warrant or guarantee the originality, accuracy and/or the completeness of any index or any data included therein. None of the third party index providers make any warranty, express or implied, as to results to be obtained by the issuer of the Portfolios, owners of the Portfolios, or any other person or entity, from the use of any index or any data included therein. None of the third party index providers shall have any liability for any errors, omissions or interruptions of or in connection with any index or any data included therein. Further, none of the third party index providers make any express or implied warranties of any kind, and the third party index providers hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each index and any data included therein. Without

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limiting any of the foregoing, in no event shall any of the third party index providers have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

OTHER SERVICES

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 New York Plaza, Floor 15, New York, New York 10004-2413, serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the Portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Transfer Agent

AXA Equitable serves as the transfer agent and dividend disbursing agent for the Trust. AXA Equitable receives no additional compensation for providing such services for the Trust. Services provided by AXA Equitable include, but are not limited to, the following: (i) maintenance of master accounts with the Trust (e.g., insurance company separate accounts investing in the Trust); (ii) tracking, recording and transmitting net purchase and redemption orders for Portfolio shares; (iii) establishing and maintaining investor accounts and records; (iv) recording investor account balances and changes thereto; (v) distributing redemption proceeds and transmitting net purchase payments and arranging for the wiring of funds; (vi) reconciling purchase and redemption activity and dividend and distribution payments between a master account and the Trust; (vii) maintaining and preserving records related to the purchase, redemption and other account activity of investors; (viii) providing statements to investors; (ix) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (x) assisting with proxy solicitations on behalf of the Trust, including soliciting and compiling voting instructions from Contract owners; (xi) responding to inquiries from investors about the Portfolios; and (xii) providing information in order to assist the Portfolios in their compliance with state securities laws.

Securities Lending Agent

Chase serves as securities lending agent for the Portfolios and in that role administers the Portfolios’ securities lending program pursuant to the terms of a securities lending agreement entered into between the Trust, on behalf of the Portfolios, and Chase (“Securities Lending Agreement”).

The services provided by Chase include: (1) lending available securities to approved borrowers; (2) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (3) receiving and holding collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (4) marking loaned securities and collateral to their market value each business day; (5) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (6) investing cash collateral in permitted investments according to the guidelines outlined in the Securities Lending Agreement; (7) ensuring that all dividends and other distributions paid with respect to loaned securities are credited to a Portfolio’s relevant account; (8) at

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the termination of the loan, returning the collateral to the borrower upon the return of the loaned securities; and (9) establishing and maintaining records and providing periodic statements related to a Portfolio’s securities lending activities.

Chase is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement.

Because the Portfolios are new, they have not engaged in any securities lending activity as of the date of this SAI.

Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600, serves as counsel to the Trust.

Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts, 02110, serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

No financial statements are provided for the Portfolios because the Portfolios are newly organized and had no operations or financial information of their own prior to the date of this SAI.

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APPENDIX A

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY

Portfolio	Asset- backed Securities	Bonds	Borrowings (emergencies, redemptions)	Borrowings (leveraging purposes)	Convertible Securities	Credit & Liquidity Enhancements	Floaters(A)	Inverse Floaters(A)	Brady Bonds(B)	Depositary Receipts(B)	Dollar Rolls	Equity Securities	Eurodollar & Yankee Dollar Obligations	Event- Linked Bonds	Foreign Currency Spot Trans.	Foreign Currency Forward Trans.	Foreign Currency Futures Trans.(A)
EQ/American Century Moderate Growth Allocation Portfolio	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Goldman Sachs Growth Allocation Portfolio	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Invesco Moderate Growth Allocation Portfolio	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/AXA Investment Managers Moderate Allocation Portfolio	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Legg Mason Growth Allocation Portfolio	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

(A)	Considered a derivative security; not intended to include short-term floating rate securities that reset to par.
(B)	Considered a foreign security.
(C)	Written options must be “covered.”
(D)	Certain mortgages are considered derivatives.

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY (Continued)

Portfolio	Foreign Options (OTC)	Foreign Currency		Emerging Markets Securities	Forward Commitments when-Issued and Delayed Delivery Securities	Hybrid Instruments(A)	Illiquid Securities	Investment Company Securities	Exchange- Traded Funds (ETFs)	Investment Grade Securities	Non- Inv. Grade Fixed Income	Loan Participations and Assignments	Mortgage Backed or Related(D)	Direct Mortgages	Municipal Securities	Security Futures Trans.(A)	Security Options Trans.(C)
		(Written, call options)	Foreign Securities
EQ/American Century Moderate Growth Allocation Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Goldman Sachs Growth Allocation Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Invesco Moderate Growth Allocation Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/AXA Investment Managers Moderate Allocation Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
EQ/Legg Mason Growth Allocation Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y

(A)	Considered a derivative security; not intended to include short-term floating rate securities that reset to par.
(B)	Considered a foreign security.
(C)	Written options must be “covered.”
(D)	Certain mortgages are considered derivatives.

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY (Continued)

Portfolio	Passive Foreign Inv. Comp.	Payment In-Kind Bonds	Preferred Stocks	Real Estate Investment Trusts	Repurchase Agreements	Reverse Repurchase Agreements	Securities Lending	Short Sales	Small Company Securities	Structured Notes(A)	Swap Trans.(A)	U.S. Gov’t Securities	Warrants	Zero Coupon Bonds
EQ/American Century Moderate Growth Allocation Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Goldman Sachs Growth Allocation Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Invesco Moderate Growth Allocation Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/AXA Investment Managers Moderate Allocation Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
EQ/Legg Mason Growth Allocation Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

(A)	Considered a derivative security; not intended to include short-term floating rate securities that reset to par.
(B)	Considered a foreign security.
(C)	Written options must be “covered.”
(D)	Certain mortgages are considered derivatives.

APPENDIX B

RATINGS OF CORPORATE DEBT SECURITIES

DESCRIPTION OF COMMERCIAL PAPER RATINGS

S&P’s ratings are as follows:

•	A-1 is the highest rating and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong or, where the obligation is rated A-1+, extremely strong.

•

Issues or issuers rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories; however, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

•

Issues or issuers rated A-3 exhibit adequate protection parameters. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Issues or issuers rated B are regarded as having significant speculative characteristics. The obligor of a B-rated short-term obligation currently has the capacity to meet its financial commitment on the obligation but faces major ongoing uncertainties which could lead to its inadequate capacity to meet its financial commitment on the obligation. Ratings of B-1, B-2 and B-3 are assigned to indicate finer distinctions within the “B” category, with an obligor of a B-1 obligation having the strongest capacity, and an obligor of a B-3 obligation having the weakest capacity, to meet its financial commitments over the short-term compared to other speculative-grade obligors.

•

Issues or issuers rated C are currently vulnerable to nonpayment. The obligor of a C-rated short-term obligation is dependent upon favorable business, financial and economic conditions to meet its financial commitment on the obligation.

•	The D rating is used when a short-term obligation is in payment default or upon the filing of a bankruptcy petition or the taking of similar action if payments on the obligation are jeopardized.

Moody’s ratings are as follows:

•	The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issues or issuers rated Prime-1 have a superior ability to repay short-term obligations.

•	Issues or issuers rated Prime-2 (P-2) have a strong ability to repay short-term obligations.

•	Issues or issuers rated Prime-3 (P-3) have an acceptable ability to repay short-term obligations.

•	Issues or issuers rated Not Prime (NP) do not fall within any of the above Prime rating categories.

Fitch’s ratings are as follows:

•

Issues or issuers rated F1 exhibit the highest short-term credit quality and strongest intrinsic capacity for timely payment of financial commitments. Issues or issuers with any exceptionally strong credit feature may be rated F1+.

•	Issues or issuers rated F2 exhibit good short-term credit quality and good intrinsic capacity for timely payment of financial commitments.

•	Issues or issuers rated F3 exhibit fair short-term credit quality and an adequate intrinsic capacity for timely payment of financial commitments.

•

Issues or issuers rated B exhibit speculative short-term credit quality with a minimal capacity for timely repayment of financial commitments, plus a heightened vulnerability to near-term adverse changes in financial and economic conditions.

•	Issues or issuers rated C exhibit high short-term default risk, and default is a real possibility.

•	RD applies to entities only and indicates that the entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

•	D indicates a broad-based default event for an entity or the default of a specific short-term obligation.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

S&P’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

•	The obligor of a bond rated AA has a very strong capacity to meet its financial commitment on the obligation.

•

The obligor of a bond rated A has a strong capacity to meet its financial commitment on the obligation. Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•

Bonds rated BBB normally exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Bonds rated BB, B, CCC, CC or C are regarded as having significant speculative characteristics. ‘B’ indicates the least degree of speculation and ‘C’ the highest. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

•	Bonds rated D are in payment default. This rating is also used upon the filing of a bankruptcy petition or the taking of similar action if debt payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the best quality, with minimal credit risk.

•	Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk.

•	Bonds which are rated A are to be considered as upper medium grade obligations and are subject to low credit risk.

•	Bonds which are rated Baa are considered as medium grade obligations, are subject to moderate credit risk and may possess certain speculative characteristics.

•	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

•	Bonds which are rated B are considered speculative and subject to high credit risk.

•	Bonds which are rated Caa are of poor standing and are subject to very high credit risk.

•	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in, or very near, default, with some prospect of recovery of principal and interest.

•	Bonds which are rated C are the lowest class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s applies modifiers to each rating classification from Aa through Caa to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

Fitch ratings are as follows:

•

AAA — This is the highest rating assigned by Fitch, denoting the lowest expectation of default risk relative to other issues or issuers. This rating is assigned only to issues or issuers with an exceptionally strong capacity for payment of financial commitments that is highly unlikely to be adversely affected by foreseeable events.

•

AA — This rating is assigned to issues or issuers that present very low default risk and have a very strong capacity for payment of financial commitments that is not significantly vulnerable to foreseeable events.

•

A — This rating is assigned to issues or issuers that present a low default risk and have a strong capacity for payment of financial commitments; however, this capacity may be more vulnerable to adverse business or economic conditions than higher rated issues or issuers.

•

BBB — This rating indicates expectations of default risk are currently low. Issues or issuers assigned this rating have an adequate capacity for payment of financial commitments; however, adverse business or economic conditions are more likely to impair this capacity.

•	BB — This rating indicates an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

•

B — This rating indicates a material default risk is present but a limited margin of safety remains. Financial commitments are being met but the capacity for continued payment is vulnerable to deterioration in the business and economic environment.

•	CCC — This rating is assigned to issues or issuers with a substantial credit risk, and default is a real possibility.

•	CC — This rating is assigned to issues or issuers with very high levels of credit risk, and default of some kind appears probable.

•	C — This rating is assigned to issues or issuers with exceptionally high levels of credit risk, and default is imminent or inevitable, or the issuer is in standstill.

•

RD — This rating indicates that, in Fitch’s opinion, an issuer has experienced an uncured default but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased business.

•

D — This rating indicates that, in Fitch’s opinion, an issuer has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or has otherwise ceased business.

PLUS (+) or MINUS (-) — The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

APPENDIX C

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

AXA Equitable Funds Management Group, LLC (the “Adviser”)
Portfolio Manager

Presented below for each portfolio manager is the number of

other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2018.

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
1290 VT Moderate Growth Allocation Portfolio
Kenneth Kozlowski	138	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	138	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	62	$88.25	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A
Miao Hu	57	$66.58	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Kevin McCarthy	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
EQ/American Century Moderate Growth Allocation Portfolio
Kenneth Kozlowski	138	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	138	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A
EQ/AXA Investment Managers Moderate Allocation Portfolio
Kenneth Kozlowski	138	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	138	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A
EQ/First Trust Moderate Growth Allocation Portfolio
Kenneth Kozlowski	138	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	138	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Goldman Sachs Growth Allocation Portfolio
Kenneth Kozlowski	138	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	138	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Invesco Moderate Growth Allocation Portfolio
Kenneth Kozlowski	138	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	138	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A
EQ/Legg Mason Growth Allocation Portfolio
Kenneth Kozlowski	138	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	138	$154.39	6	$369.10	0	N/A	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Portfolios.

In addition, registered investment companies for which the Portfolio Managers serve as portfolio managers are generally structured as “funds of funds,” which invest in other registered investment companies for which the Adviser serves as the investment manager and/or in registered investment companies that are exchange-traded funds (“ETFs”). Each Portfolio Manager also serves as a portfolio manager to allocated portions which invest in ETFs for certain portfolios that are not “fund of funds”. None of these portfolios or allocated portions is subject to an advisory fee that is based on the performance of the portfolio or allocated portion. Given the structure of these portfolios and allocated portions and the absence of performance-based advisory fees, as well as the lack of any impact of portfolio performance on an individual portfolio manager’s compensation as further described below, each Portfolio Manager is not, as a general matter and in relation to these portfolios or allocated portions, subject to the potential conflicts of interest that may arise in connection with his management of the Portfolios, on the one hand, and the other portfolios and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation as of October 31, 2018

Because the Portfolio Managers serve as officers and employees of the Adviser and their respective roles are not limited to serving as the portfolio managers of the Portfolios and other accounts they manage, their compensation is based on the Adviser’s compensation program as it applies to the firm’s officers in general. The Adviser’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Portfolios as of October 31, 2018

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000
1290 VT Moderate Growth Allocation Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X
Miao Hu	X
Kevin McCarthy	X
EQ/American Century Moderate Growth Allocation Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/AXA Investment Managers Moderate Allocation Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/First Trust Moderate Growth Allocation Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/Goldman Sachs Growth Allocation Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/Invesco Moderate Growth Allocation Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
EQ/Legg Mason Growth Allocation Portfolio
Kenneth Kozlowski	X
Alwi Chan	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

American Century Investment Management, Inc. (“American Century” or “Sub-Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2018						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/American Century Moderate Growth Allocation Portfolio
Cleo Chang	1	$289.4M	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Rich Weiss	20	$25.2B	36	$9.3B	1	$8.3M	0	N/A	0	N/A	0	N/A
Radu C. Gabudean	19	$24.0B	36	$9.3B	1	$8.3M	0	N/A	0	N/A	0	N/A
Vidya Rajappa	20	$25.2B	36	$9.3B	1	$8.3M	0	N/A	0	N/A	0	N/A
Rene Casis	3	$22.2M	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income and multi-asset strategies. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall around each of its equity investment disciplines (global growth equity, global value equity, and disciplined equity), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century Investments’ trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century Investments’ corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.

Compensation as of October 31, 2018

American Century Investments portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of October 31, 2018, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century Investments mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.

Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century Investments mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century Investments mutual funds. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century Investments mutual fund (i.e., relative to the performance of a benchmark and/or peer group).

A second factor in the bonus calculation relates to the performance of a number of American Century Investments funds managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed income, and multi-asset strategies. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century Investments mutual funds in which the portfolio manager chooses to invest them.

Ownership of Securities of the Portfolio as of October 31, 2018

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/American Century Moderate Growth Allocation Portfolio
Cleo Chang	X
Rich Weiss	X
Radu C. Gabudean	X
Vidya Rajappa	X
Rene Casis	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

AXA Investment Managers, Inc. (“AXA IM” or “Sub-Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2018						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/AXA Investment Managers Moderate Allocation Portfolio
Benoit Delabre	0	N/A	3	$3,218M	0	N/A	0	N/A	0	N/A	0	N/A
Laurent Rabatel	0	N/A	8	$1,739M	0	N/A	0	N/A	0	N/A	0	N/A
Nicolas Sadone	0	N/A	9	$289M	2	$2,021M	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Portfolio. At times, those responsibilities could potentially conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Portfolio’s investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by AXA Investment Managers, Inc. (the “Sub-Adviser”) have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Portfolio, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser’s compliance procedures and Code of Ethics recognize the Sub-Adviser’s obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. In addition, although the Sub-Adviser does not invest in securities for its own account, it does, however, manage certain client accounts and funds which include investments by affiliated subsidiaries of the AXA Group. Clients should be aware that AXA Group investments in these accounts and funds (including the Portfolio) may be deemed to create a conflict of interest for the Sub-Adviser, as there could be an incentive for the Sub-Adviser to allocate investment opportunities to these accounts and funds at the expense of other advisory clients.

Compensation for the year completed October 31, 2018

As part of its staff retention strategy, AXA IM has adopted a competitive compensation policy which is linked to both overall performance and individual achievements. Professional development also serves as a key retention tool. The financial compensation package is composed of a fixed salary, based mainly on qualifications and experience, and a discretionary bonus. Bonus payments can be structured with a combination of cash immediately payable and vesting programs that are tied to overall firm performance. In this manner, the company can influence short term, medium term and long term value creation for both parties. Total compensation is benchmarked against industry standards to ensure we retain our highly competent team members.

We constantly monitor the employment market in our area for talented investment professionals with an eye for both new investment talent as well as market-competitive compensation packages. As an additional retention strategy for certain key individuals in the US high yield team, contractual arrangements have also been secured.

Feedback from the market and our extremely low turnover indicate that we are offering competitive compensation. AXA IM consistently attempts to align employee compensation with overall firm goals. Incentive pools are based on several factors, but focus on the following categories:

•	Employee performance with respect to objectives and responsibilities set (50%)

•	Employee contribution to overall firm performance (15-25%)

•	Overall firm profitability (25-35%)

Retention strategies for our team members are multifaceted. AXA IM believes compensation should be viewed as a total reward approach. In addition to industry competitive compensation structures as detailed above, AXA IM’s retention strategies include career development and international mobility opportunities, an appropriate work-life balance, and benefit programs that are viewed as investments in a team member (e.g., employee stock purchase program, health club reimbursement, corporate discounts, etc.). For our investment staff at AXA IM their incentive compensation is specifically guided depending on their roles within the firm, as described below.

Portfolio Managers or Strategists

The performance of our portfolio managers is assessed at mid-year and year-end against stated objectives set at the start of the year with a senior manager. The criteria taken into consideration are:

•	Their role in the investment process

•	Overall client satisfaction relating to portfolios under management as measured by overall client dialogue and retention for external clients)

Credit Analysts

The performance of our analysts is judged on their ability to translate information into practical recommendations for the portfolio managers. The criteria taken into consideration are:

•	Quality of industry and issuer coverage

•	Ability to react swiftly to market information

•	Speed with which information is integrated into recommendations

Traders

The performance of our traders is judged on their ability to deliver trading solutions that enhance performance for our clients. The criteria taken into consideration are:

•	Trade execution and access to liquidity in the market

•	Synthesis and dissemination of important information flow to the investment team, and

•	Ability to deliver qualitative and quantitative analysis

Ownership of Shares of the Portfolio as of October 31, 2018

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/AXA Investment Managers Moderate Allocation Portfolio
Benoit Delabre	X
Laurent Rabatel	X
Nicolas Sadone	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

First Trust Advisors L.P. (“First Trust” or “Sub-Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2018						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/First Trust Moderate Growth Allocation Portfolio
John Gambla	10	$973.7M	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Rob Guttschow	10	$973.7M	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

None of the accounts managed by the portfolio managers pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of the other accounts managed by the portfolio managers. However, because the investment strategy of the Fund and the investment strategies of many of the other accounts managed by the portfolio managers are based on fairly mechanical investment processes, the portfolio managers may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Fund and other accounts managed by the portfolio managers generally result in the clients investing in readily available securities, the Advisor believes that there should not be material conflicts in the allocation of investment opportunities between the Fund and other accounts managed by the portfolio managers.

Compensation as of October 31, 2018

The compensation structure for each portfolio manager is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for the portfolio managers are not based upon criteria such as performance of the Fund or the value of assets included in the Fund’s portfolio.

Ownership of Securities of the Portfolio as of October 31, 2018

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/First Trust Moderate Growth Allocation Portfolio
John Gambla	X
Rob Guttschow	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Goldman Sachs Asset Management, L.P. (“GSAM” or “Sub-Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of September 30, 2018						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Goldman Sachs Growth Allocation Portfolio
Gary Chropuvka	34	$23,413	12	$4,637	9,087	$81,216	0	N/A	0	N/A	0	N/A
Matthew Schwab	6	$5,978	9	$4,223	10	$3,378	0	N/A	0	N/A	0	N/A
Oliver Bunn	4	$3,439	2	$537	1	< $1	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

The involvement of GSAM, The Goldman Sachs Group, Inc. (“Goldman”) and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. GSAM and/or certain of its affiliates are the managers of the Goldman Sachs Funds. GSAM earn fees as serving as sub-adviser to the Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs would still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs, and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest.

For example, the Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Fund.

Compensation as of September 30, 2018

Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation — In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Ownership of Shares of the Portfolio as of September 30, 2018

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
EQ/Goldman Sachs Growth Allocation Portfolio
Gary Chropuvka	X
Matthew Schwab	X
Oliver Bunn	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Invesco Advisers, Inc. (“Invesco” or “Sub-Adviser”) and its affiliates
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2018						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
EQ/Invesco Moderate Growth Allocation Portfolio
Duy Nguyen	28	$4,402.9	7	$1,081.1	5,672[1]	$379.2[1]	0	N/A	0	N/A	0	N/A
Jacob Borbidge	27	$4,380.3	0	N/A	5,672[1]	$379.2[1]	0	N/A	0	N/A	0	N/A
Brian Schneider	4	$1,487.0	6	$1,440.6	0	N/A	0	N/A	0	N/A	0	N/A
Robert Young	3	$1,015.5	3	$856.2	0	N/A	0	N/A	0	N/A	0	N/A

[1]

These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Description of any Material Conflicts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Invesco Funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•

Invesco determines which broker to use to execute each order for securities transactions for the fund(s), consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Invesco Fund(s) in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund(s) or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation as of October 31, 2018

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity, and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary.    Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus.    The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against Fund peer group.

1	Rolling time periods based on calendar year-end.

2	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred/Long-Term Compensation.    Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements.    Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

Ownership of Securities of the Portfolio as of October 31, 2018

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
EQ/Invesco Moderate Growth Allocation Portfolio
Duy Nguyen	X
Jacob Borbidge	X
Brian Schneider	X
Robert Young	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

QS Investors, LLC (“QS Investors” or “Sub-Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Sub-Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2018.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets (Billion)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (Billion)
EQ/Legg Mason Growth Allocation Portfolio
Adam Petryk	42	$9.0	21	$4.3	5	$0.5	0	N/A	0	N/A	1	$0.0
Thomas Picciochi	42	$9.0	21	$4.3	5	$0.5	0	N/A	0	N/A	1	$0.0
Ellen Tesler	42	$9.0	21	$4.3	5	$0.5	0	N/A	0	N/A	1	$0.0

Description of any Material Conflicts

QS Investors maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

QS Investors has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, or market restrictions.

Similar Investment Strategies. QS Investors and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios by QS Investors methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

Different Investment Strategies. QS Investors may manage long-short strategies alongside long-only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, QS Investors has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

In multi-asset strategies where QS Investors is responsible for asset allocation and has the discretionary authority to direct assets to funds or accounts managed by QS Investors, affiliated managers and/or unaffiliated managers, QS Investors may have financial or other incentives to advise that client assets be directed to funds or accounts managed by QS Investors instead of funds or accounts managed by affiliated managers or unaffiliated managers, or to advise that client assets be directed to funds or accounts managed by affiliated managers instead of unaffiliated managers.

QS Investors has established and implemented various policies and procedures to promote fair and equitable treatment and to manage these and other potential conflicts that may arise from differences in financial incentives. For example, in regard to the management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management. In regard to conflicts associated with fund/manager selection, QS Investors employs an asset allocation process that is primarily quantitative, and certain investment decisions that could be deemed to result in conflicts of interest (e.g., initial allocations or substantial increases in allocations to funds or accounts managed by QS Investors) are subject to review and pre-approval by certain management and compliance personnel.

Personal Holdings and Transactions. Investment professionals employed by QS Investors may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Investors also allows its employees to trade in securities that it recommends to advisory clients. QS Investors purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by QS Investors for its client accounts. QS Investors and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by QS Investors. This may result in a potential conflict of interest since QS Investors’ employees have knowledge of such funds’ investment holdings, which is non-public information. QS Investors has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing pre-clearance and reporting requirements, blackout periods, supervisory oversight, and other measures designed to reduce conflict.

Compensation as of October 31, 2018

QS Compensation

Compensation for all QS Investors’ investment professionals includes a combination of base salary and annual discretionary bonus as well as a generous benefits package made available to all employees on a non-discretionary basis. Specifically, the compensation package includes:

•	Competitive base salaries; and

•	Individual discretionary bonuses based on the investment professional’s added value to the products for which they are responsible. Bonuses are not directly tied to peer group and/or relative performance to any benchmark. The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management’s assessment of a portfolio manager contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). Other factors taken into consideration include the individual’s contributions to model and investment process research, risk management, client service and new business development, and the overall performance of the Firm.

Ownership of Shares of the Portfolio as of October 31, 2018

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000
EQ/Legg Mason Growth Allocation Portfolio
Adam Petryk	X
Thomas Picciochi	X
Ellen Tesler	X

APPENDIX D

PROXY VOTING POLICIES AND PROCEDURES

EQ ADVISORS TRUST

AXA PREMIER VIP TRUST

1290 FUNDS

(individually, a “Trust” and collectively, the “Trusts”)

I.	TRUSTS’ POLICY STATEMENT

The Trusts are firmly committed to ensuring that proxies relating to each Trust’s portfolio securities are voted in the best interests of each Trust. The following procedures have been established to implement each Trust’s proxy voting program (the “Program”).

II.	TRUSTS’ PROXY VOTING PROGRAM

AXA Equitable Funds Management Group, LLC and AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers (collectively, “FMG LLC”) serve as the investment manager of each series of the Trusts (each, a “Portfolio”, together, the “Portfolios”). FMG LLC, through its Proxy Voting Committee, is responsible for monitoring and administering the Program.

A. Sub-Advised Portfolios

FMG LLC is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who, among other responsibilities, provide the day-to-day research and stock selection, commonly referred to as “portfolio management,” for each sub-advised Portfolio (“Sub-Advised Portfolio”) or an allocated portion of a Portfolio (“Sub-Advised Portion”). Each Trust has delegated proxy voting responsibility with respect to each Portfolio to FMG LLC. With respect to the Sub-Advised Portfolios, FMG LLC views proxy voting as a function that is incidental and integral to portfolio management, and it has in turn delegated the proxy voting responsibility with respect to each Sub-Advised Portfolio or Sub-Advised Portion to the applicable Sub-Adviser, except as described in Section III below. The primary focus of the Trusts’ Program as it relates to the Sub-Advised Portfolios or Sub-Advised Portions, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. The Sub-Advisers’ proxy voting policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated, and need not be identical.

B. “Fund-of-Funds Portfolios”

FMG LLC provides the day-to-day portfolio management services to certain Portfolios, or an allocated portion of a Portfolio (“Allocated Portion”), each of which seeks to achieve its investment objective by investing in other mutual funds managed by FMG LLC (“Underlying Affiliated Portfolios”), unaffiliated mutual funds (“Underlying Unaffiliated Funds”) or by investing in exchange-traded funds (“Underlying ETFs”) (“Fund-of-Funds Portfolios”).

III.	FMG LLC’S PROXY VOTING POLICIES AND PROCEDURES

FMG LLC is responsible for proxy voting for the Fund-of-Funds Portfolios or Allocated Portions. FMG LLC has a fiduciary duty to vote proxies on behalf of a Portfolio in the best interest of the Portfolio and its shareholders.

A.

Underlying Affiliated Portfolios. FMG LLC will vote the Fund-of-Funds Portfolios’ or Allocated Portions’ shares in Underlying Affiliated Portfolios either for or against a proposal, or as an abstention, in the same proportion as the vote of all other securities holders of the applicable Underlying Affiliated Portfolio (whether or not the proposal presents an issue as to which FMG LLC or its affiliates could be deemed to have a conflict of interest).

B.

Underlying Unaffiliated Funds, Underlying ETFs and Certain Sub-Advised Portfolios. With respect to voting proxies for Underlying Unaffiliated Funds, Underlying ETFs and certain Sub-Advised Portfolios and Sub-Advised Portions as described in Section III.C below, the following guidelines generally will apply:

1.

The decision on how to vote a proxy will be made by the Proxy Voting Committee based on what it determines to be in the best interest of the relevant Portfolio and its shareholders and in accordance with these procedures.

2.

The Proxy Voting Committee may enlist the services of an independent proxy voting service to assist with the analysis of voting issues, provide voting recommendations and/or to carry out the actual voting process, as further described in Section III.D below.

3.

FMG LLC’s policy is to vote rather than abstain from voting on proxies, except for certain countries that require “share blocking”[1]. In these countries that require “share blocking,” FMG LLC may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during the blocking period, in which case FMG LLC may abstain from voting. Additionally, FMG LLC will vote against ballot issues where FMG LLC has not received sufficient information to make an informed decision.

4.	FMG LLC provides clients with a copy of these procedures upon request and a description of these procedures is included in FMG LLC’s Form ADV, Part II.

5.

Any potential material conflicts of interest associated with voting proxies will be disclosed and reviewed by the Trusts’ Chief Compliance Officer (“CCO”) or other member of FMG LLC’s Legal and Compliance Department.

6.	FMG LLC will cast votes in a manner consistent with any applicable rule or regulation of the United States Securities and Exchange Commission (“SEC”).

C.

Sub-Advised Portfolios; No Delegation. Under certain circumstances FMG LLC has deemed it appropriate to assume responsibility for voting the proxies for shares held by a Sub-Advised Portfolio or Sub-Advised Portion instead of delegating that responsibility to the Sub-Adviser. Under these circumstances, the Proxy Voting Committee will vote such proxies in the best interest of the relevant Sub-Advised Portfolio and its shareholders. The following are some of the circumstances under which FMG LLC would assume proxy voting responsibility:

1.

From time to time, FMG LLC will utilize the execution and brokerage services of a transition manager (“Transition Manager”) to move all or a portion of a Sub-Advised Portfolio’s or a Fund-of-Fund Portfolio’s assets from one Sub-Adviser (or from FMG LLC with respect to a Fund-of-Funds Portfolio) to another Sub-Adviser(s) (the “Transition”). If, during the Transition, shares held by a Portfolio are the subject of a proxy, FMG LLC has deemed it appropriate to assume responsibility to vote such proxy in accordance with these procedures.

2.	When a Sub-Adviser provides notice to FMG LLC that it is unable or unwilling to assume responsibility to vote a proxy for a Sub-Advised Portfolio or Sub-Advised Portion (e.g. if

[1]

Shareholders in “share blocking” countries wishing to vote must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During the blocking period shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to clients’ custodian banks.

voting such proxy presents a potential material conflict of interest for the Sub-Adviser), FMG LLC has deemed it appropriate to assume responsibility to vote such proxy in accordance with these procedures.

D.	FMG LLC will be required to maintain proxy voting policies and procedures that satisfy the following elements:

1.

Written Policies and Procedures: FMG LLC must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to each Trust copies of such policies and procedures.

2.

Conflicts of Interest: If FMG LLC becomes aware that a proxy voting issue may present a potential material conflict of interest, the issue will be referred to the CCO or other member of FMG LLC’s Legal and Compliance Department. If the CCO and/or the Legal and Compliance Department determines that a potential material conflict does exist, FMG LLC Compliance will exclude anyone at FMG LLC who is subject to such conflict from participating in the voting decision.

•

Potential material conflicts of interest may arise between the interests of a Portfolio and FMG LLC or any of its affiliated persons if, for example, a proxy vote relates to a matter involving issuers in which FMG LLC or its affiliates have a substantial economic interest. Potential conflicts of interest include, but are not limited to:

•

Portfolio Managers owning shares of Underlying Unaffiliated Funds, ETFs or shares of securities that are also held in the Portfolios of the Trust(s). However, to the extent the Proxy Voting Committee is following the recommendation of a proxy voting service, such Portfolio Manager will not be required to abstain from the Committee vote with respect to such proxy.

•

AXA Equitable Life Insurance Company (“AXA Equitable”) holding investments in Underlying Unaffiliated Funds or ETFs that are also held in the Portfolios of the Trust(s). It is possible that FMG LLC may vote differently than AXA Equitable.

3.

Voting Guidelines: FMG LLC may engage an independent proxy voting service to assist with the analysis of voting issues, provide voting recommendations and/or to carry out the actual voting process as deemed necessary. Currently, FMG LLC subscribes to the corporate governance and proxy research services of International Shareholder Services (ISS), a provider of proxy voting services. The Proxy Voting Committee has supplied ISS with general instructions to vote in accordance with ISS’s recommendations. However, the Proxy Voting Committee reserves the right to change those general instructions if the Proxy Voting Committee believes that ISS’s recommendation is not in the best interest of a Trust and its shareholders. Additionally, ISS may not always have or provide research, analysis and recommendations on proxy issues. In such instances the Proxy Voting Committee will provide ISS with voting instructions or will handle the proxy vote. Attached as Appendix A is ISS’s U.S. Concise Proxy Voting Guidelines.

To the extent the Proxy Voting Committee does not follow the recommendation of ISS, the following are examples of the types of proxies and voting protocol generally anticipated:

•	Proposals Usually Voted For:

•	Annual election of mutual fund trustees/directors

•	Proposals Usually Voted Against:

•	Fee Increases

•	Investment strategy changes or fund mergers that impact FMG LLC’s asset allocation models.

The CCO and/or FMG LLC Legal and Compliance Department will, on a periodic basis, review the services provided by any proxy voting service engaged by FMG LLC to assess (1) the proxy voting service’s capacity and competence to provide proxy voting advice, and (2) the proxy voting service’s policies and procedures regarding addressing conflicts of interest with respect to its proxy voting recommendations. FMG LLC will require the proxy voting service to update FMG LLC on an ongoing basis regarding (1) any business changes relevant to the proxy voting service’s capacity and competence to provide proxy voting advice, (2) any conflicts of interest that may arise with respect to its proxy voting recommendations, and (3) any operational or compliance issues or problems.

4.

Record Retention and Inspection: the Proxy Voting Committee is responsible for maintaining all documentation associated with its proxy voting decisions. FMG LLC Compliance will be responsible for verifying that such documentation is properly maintained in accordance with the Trusts’ procedures and applicable laws and regulations.

IV.	FMG LLC’S DUE DILIGENCE AND COMPLIANCE PROGRAM

As part of its ongoing due diligence and compliance responsibilities, with respect to the Sub-Advised Portfolios or Sub-Advised Portions, FMG LLC will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. FMG LLC will review each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a Sub-Advised Portfolio or Sub-Advised Portion and on at least an annual basis thereafter.

V.	SUB-ADVISERS’ PROXY VOTING POLICIES AND PROCEDURES

Each Sub-Adviser will be required to maintain proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, and that satisfy the following elements:

A. Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trusts and FMG LLC, upon request, copies of such policies and procedures.

B. Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of its clients.

C. Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary, before voting client proxies, all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients.

D. Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E. Monitoring Proxy Voting: The Sub-Adviser must have a system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F. Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to the Trusts and FMG LLC such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trusts or FMG LLC may reasonably request.

VI.	DISCLOSURE OF TRUSTS’ PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORD

FMG LLC, on behalf of the Trusts, will take reasonable steps as necessary to seek to ensure that the Trusts comply with all applicable laws and regulations relating to disclosure of the Trusts’ proxy voting policies and procedures and proxy voting records. FMG LLC (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that its actual proxy voting record and the actual proxy voting record of the Sub-Advisers with respect to the Trusts’ portfolio securities are collected, processed, filed with the SEC and made available to the Trusts’ shareholders as required by applicable laws and regulations.

VII.	PROXY VOTING COMMITTEE

FMG LLC’s Proxy Voting Committee is responsible for overseeing, monitoring and administering the Program. The Proxy Voting Committee is comprised of the CCO, officers of FMG LLC and/or members of the Fund Administration, Investment Management Services, and Legal and Compliance departments of FMG LLC, or any combination thereof, who may be advisory members of the Committee. The Proxy Voting Committee holds meetings as needed, but no less frequently than annually.

VIII.	REPORTS TO TRUSTS’ BOARDS OF TRUSTEES

FMG LLC will periodically (but no less frequently than annually) report to each Board of Trustees with respect to each Trust’s implementation of the Program, including summary information with respect to: 1) the proxy voting record of the Sub-Advisers with respect to the Sub-Advised Portfolios’ and Sub-Advised Portions’ portfolio securities: 2) the proxy voting record of FMG LLC with respect to the Fund-of-Funds Portfolios or Allocated Portions; and 3) the proxy voting record of FMG LLC with respect to the portfolio securities of any Sub-Advised Portfolio or Sub-Advised Portion for which FMG LLC has assumed proxy voting responsibility. In addition, if a material conflicts of interest was reported to the CCO and/or the Legal and Compliance Department during the previous quarter and it was determined that a material conflict of interest did exist, FMG LLC will report such material conflict of interest to the Board at the next quarterly meeting. FMG LLC will also provide the Board with any other information requested by the Boards of Trustees.

The CCO’s annual written compliance report to the Boards of Trustees will contain a summary of material changes to these policies and procedures during the period covered by the report.

Adopted by EQ Advisors Trust Board of Trustees: March 1, 2011

Effective: May 1, 2011

Predecessor Procedures of the Investment Manager Adopted: August 6, 2003

Amended: July 11, 2007

Adopted by 1290 Funds Board of Trustees: June 10, 2014

Effective: June 10, 2014

Adopted by AXA Premier VIP Trust Board of Trustees: March 17, 2011

Effective: May 1, 2011

Predecessor Procedures of the Investment Manager Adopted: August 6, 2003

Amended: December 10, 2014

Policies of EQ Advisors Trust and 1290 Funds Combined: July 14, 2014

Revised Policies of EQ Advisors Trust and 1290 Funds: April 12-13, 2017.

Policies of EQ Advisors Trust, AXA Premier VIP Trust and 1290 Funds Combined: July 18-20, 2017

United States

Concise Proxy Voting Guidelines

Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2018

Published January 9, 2018

U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines,

and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

•	General Recommendation: Generally vote for director nominees, except under the following circumstances:

Independence

Vote against1 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Categorization of Directors) when:

•	Independent directors comprise 50 percent or less of the board;

•	The non-independent director serves on the audit, compensation, or nominating committee;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case2) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;
•	Family emergencies; and
•	Missing only one meeting (when the total of all meetings is three or fewer).

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[1]

In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]	New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

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Overboarded Directors: Generally vote against or withhold from individual directors who:

•	Sit on more than five public company boards; or

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[3].

Diversity: Highlight boards with no gender diversity. However, no adverse vote recommendations will be made due to any lack of gender diversity.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

•	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

•	The board failed to act on takeover offers where the majority of shares are tendered;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

[3]

Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

•	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

•	The company’s response, including:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Vote against or withhold from the entire board of directors (except new nominees4, who should be considered case-by-case) for the following:

Problematic Takeover Defenses/Governance Structure

Poison Pills: Vote against or withhold from all nominees (except new nominees, who should be considered case-by-case) if:

•

The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

[4]

A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

[5]	Public shareholders only, approval prior to a company’s becoming public is insufficient.

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•	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A multi-class capital structure; and/or

•	A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

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•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter; or

•	Eliminated shareholders’ ability to amend bylaws.

Problematic Governance Structure — Newly public companies: For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

•	The level of impairment of shareholders’ rights;

•	The disclosed rationale;

•	The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

•	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;

•	Any reasonable sunset provision; and

•	Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

•

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

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Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

•

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices; or

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

•	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

•	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock:

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

•	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

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•	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

•	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

•	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

•	Any other relevant factors.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight[6], or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

•

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

•	General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;

•	Management’s track record;

•	Background to the contested election;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of the critique against management;

[6]

Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Independent Chair (Separate Chair/CEO)

•	General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

•	The scope of the proposal;

•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company’s board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company’s governance structure will weigh in favor of support for the proposal.

The review of the company’s governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS’ performance assessment will generally consider one-, three-, and five-year TSR compared to the company’s peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

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Proxy Access

•	General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

CAPITAL/RESTRUCTURING

Common Stock Authorization

•

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

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ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.

B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.

C.

Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Mergers and Acquisitions

•

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if

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they did not hold these interests. Consider› whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation — Management Proposals (Management Say-on-Pay)

•	General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

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Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices7, this analysis considers the following:

1.	Peer Group[8] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

[7]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[8]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

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2.

Absolute Alignment[9] — the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years — i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[10] compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

[9]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[10]	ISS research reports include realizable pay for S&P1500 companies.

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•	Extraordinary perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting, or lifetime perquisites;

•	New or extended agreements that provide for:

•	Excessive CIC payments (generally exceeding 3 times base salary and average/target/most recent bonus);

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups);

•	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

•	Liberal CIC definition combined with any single-trigger CIC benefits;

•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

•	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed awards;

•	A single or common performance metric used for short- and long-term incentives;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega equity grants that provide overly large upside opportunity.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions, robust stock ownership/holding guidelines, and limitations on accelerated vesting triggers.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

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Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

•

General Recommendation: Vote case-by-case on certain equity-based compensation plans[11] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

•

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

[11]

Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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U.S. Concise Proxy Voting Guidelines

•	Plan Features:

•	Discretionary or automatic single-triggered award vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan;

•	Dividends payable prior to award vesting.

•	Grant Practices:

•	The company’s three-year burn rate relative to its industry/market cap peers;

•	Vesting requirements in most recent CEO equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a claw-back policy;

•	Whether the company has established post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it — for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing — for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

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U.S. Concise Proxy Voting Guidelines

•

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

•

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

•

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure compared to industry peers; and

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

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U.S. Concise Proxy Voting Guidelines

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company’s actual GHG emissions performance;

•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Board Diversity

•	General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	Whether the company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender Pay Gap

•

General Recommendation: Generally vote case-by-case on requests for reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

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U.S. Concise Proxy Voting Guidelines

•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and

•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Data Security, Privacy, and Internet Issues

•	General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

•	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

•	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

•	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

•	Applicable market-specific laws or regulations that may be imposed on the company; and

•	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Lobbying

•

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

•	General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

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U.S. Concise Proxy Voting Guidelines

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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American Century Investments

PROXY VOTING POLICIES

American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of mutual funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.

A.	General Principles

In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.

B.	Specific Proxy Matters

1.	Routine Matters

a.	Election of Directors

(1)

Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management’s director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management’s nominees are opposed in a proxy contest, the Advisor will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

(2)	Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

(3)	Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

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(4)

Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

(5)

Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

(6)

Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b.	Ratification of Selection of Auditors

The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.

2.	Compensation Matters

a.	Executive Compensation

(1)

Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

(2)

Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b.	Equity Based Compensation Plans

The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Advisor’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

The Advisor will generally vote against the adoption of plans or plan amendments that:

•	Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);

•

Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•	Establish restriction periods shorter than three years for restricted stock grants;

•	Do not reasonably associate awards to performance of the company; or

•	Are excessively dilutive to the company.

3.	Anti-Takeover Proposals

In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

a.	Cumulative Voting

The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.

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b.	Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.

c.	“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

d.	Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

e.	Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

f.	Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes

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might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

g.	“Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

h.	“Fair Price” Amendments

This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

i.	Limiting the Right to Call Special Shareholder Meetings.

The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

j.	Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.

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The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

k.	Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.

l.	Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.

m.	Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.

n.	Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.

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4.	Transaction Related Proposals

The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

5.	Other Matters

a.	Shareholder Proposals Involving Social, Moral or Ethical Matters

The Advisor will generally vote in accordance with management’s recommendation on issues that primarily involve social, moral or ethical matters. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder’s preferences regarding such issues, is often unclear. Where this is the case, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and therefore will review management’s assessment of the economic effect of such proposals and rely upon it if the Advisor believes its assessment is not unreasonable.

Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals are better addressed outside the corporate arena, and will generally vote with management’s recommendation; in addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

b.	Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

c.	Indemnification

The Advisor will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

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d.	Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

e.	Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

f.	Directors’ Stock Options Plans

The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

g.	Director Share Ownership

The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

h.	Non-U.S. Proxies

The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.

C.	Use of Proxy Advisory Services

The Advisor takes into account information from many different sources, including independent proxy advisory services. However, the decision on how to vote proxies will be made by the Advisor in accordance with these policies and will not be delegated to a proxy advisory service.

D.	Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being

AMERICAN CENTURY INVESTMENTS	Proxy Voting Policies

presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

In addition, to avoid any potential conflict of interest that may arise when one American Century mutual fund owns shares of another American Century mutual fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the One Choice Target Date funds are the sole shareholder), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

Corporate Governance & Voting Policy

AXA INVESTMENT MANAGERS

Content

D-39	Company Boards

D-43	Remuneration

D-46	Reporting & Audit

D-48	Shareholder Rights

D-51	Mergers & Acquisitions

D-52	Environmental and Social Issues

D-54	Implementation

Preamble

AXA IM’s approach to corporate governance – namely our proxy voting and shareholder engagement work – derives from our strongly held belief that company management, directors and investors all have critical yet unique roles to play in sustaining the health of financial markets and ensuring the efficient allocation of capital.

The effective governance of individual corporations by directors and the attentiveness of institutional investors, as the primary owners of public companies, are required to produce sustainable performance that serves the best interests of all marketplace stakeholders. Accordingly, we believe that institutional investors have an obligation to exercise their rights as owners and engage with portfolio companies in a responsible way.

As an investor with a widely diversified portfolio and long-term horizons, we can best enhance our investment performance and reduce unwanted risk exposures by focusing both our investment and portfolio monitoring activities on generation of sustainable shareholder value at portfolio companies. We consider this to be part of the fiduciary duty for a fund manager like AXA IM with our large size and diversified exposure.

Therefore, we have developed this Policy to help guide us in performing our duties and to communicate the principles which underpin this aspect of our responsible investment activity to the marketplace.

This policy provides the foundation for AXA IM’s proxy voting and company engagement activities, as well as for participation in related public policy discussions.

We believe that the principles included in this policy provide a robust framework for the proper governance of companies. However, in applying these principles, we are cognisant of the fact that companies are dynamic and a “one size fits all” approach is not appropriate. Our preferred approach is to resolve any issues of concern through dialogue and to attain a proper understanding of each company’s particular circumstances.

Company Boards

We consider the Board to be the cornerstone of good corporate governance as it is the decision-making body charged with overseeing a company’s affairs on behalf of its owners. In some countries this will be a unitary board where executive and non-executive directors are members of a single decision making body. Others follow a ‘supervisory model’ where a supervisory board composed of non-executive directors oversee a management board made up of key executives.

Under both unitary and supervisory board structures, directors have, either by law or in defacto terms, fiduciary responsibility for acting in the best interests of the company and are accountable to the shareholders as a whole.

Board Balance

The interests of shareholders are best served where the Board is structured in a manner to ensure that there is an appropriate diversity of skills, knowledge and experience amongst the directors on the board which is suitable for the requirements of the business. The Board should also be structured to ensure that there is a balance of power and authority such that no particular individual or group has unfettered powers of decision over the company’s affairs. The potential for such concentration of powers can occur in several instances including where the positions of Chairman and Chief Executive Officer are held by one person; where the majority of non-executive directors are affiliated to management; or where the Board is dominated by the representatives of a major shareholder(s).

The risk of such arrangements is that the interest of the particular individual or group is substituted for that of the company and the directors may not exercise their stewardship responsibilities objectively.

Non-Executive Directors

The key role of non-executive directors is to ensure that management concentrate on optimising long-term shareholder value. The detachment of non-executive directors from the day-to-day management of the company means that they have the capacity to look at the interests of the company as a whole over the longer term.

It is vital that non-executive directors are truly engaged with the business and able to bring a long-term perspective to deliberations so that management decisions are not dominated by short-term considerations.

Non-executive directors must exercise effective oversight of the executives in relation to their achievement of strategy and targets as well as managing situations where there may be real or potential conflicts between the interests of management and those of shareholders.

We consider that the role of non-executive directors includes:

•	contributing to the right strategy for the company;

•	considering material risk issues, including environmental and social issues impacting the company;

•	participating in Board discussions on major issues of business development;

•	appraising the performance of key executives, including the Chief Executive;

•	monitoring results and pressing for appropriate corrective action when necessary;

•	ensuring that the company has the right executive leadership and appropriate succession plans;

•	safeguarding shareholders’ funds by using the ability to challenge management and initiate change when necessary;

•	ensuring effective company communication with shareholders; and

•

carrying out specific corporate governance functions, principally via Board committees which deal with real or apparent conflicts of interests in the areas of financial reporting, remuneration and nomination of new members to the Board.

Market integrity also requires that key participants exercise their responsibilities with diligence and honesty. Events of the last decade have highlighted the ramifications to companies, investors and society of inattention to these basic principles.

Independence

Boards have to manage the company’s relationship with a wide range of interests including the executives, significant shareholders, employees, suppliers and regulators. Oftentimes, these stakeholders have directors representing their interest on the Board. Notwithstanding the particular interest they represent, directors have a fiduciary duty to act in the best interest of the collective shareholder body and to exercise independent judgement when deliberating on the company’s affairs.

Due to inherent conflicts that may occur, we require that there should be a significant number of directors on the Board who are independent in a strict sense. Such independent directors provide assurance that the interests of a particular group are not allowed to dominate the affairs of a company. We expect Boards to align with national norms or best practice on independent director participation on board.

An independent director is one who is free from relationships or circumstances which could affect, or appear to affect, the director’s judgement. No checklist of descriptive characteristics will suffice to capture whether a director is likely to behave in an independent fashion. Nevertheless, factors we believe may affect a director’s judgement and therefore independence › include where the director:

•	is a former employee of the company within the last five years;

•	has (had within the last three years) a material business relationship with the company or is a representative of such interests;

•	receives additional remuneration from the company other than in the capacity of a director;

•	has close family ties with any of the company’s directors, senior employees or company’s › advisers;

•	holds cross directorships with an executive director;

•	is or represents a significant shareholder; and

•	has served on the Board for a significant length of time, from 9 years to 12 years depending on market practice.

Shareholder representatives

We are not in favour of direct proportionality between the holdings of major shareholders and the number of representatives they are allowed to nominate to the Board. Major shareholder(s) representatives should not be allowed to dominate the Board simply by virtue of the holdings they represent.

To guard against the domination of the Board by a particular group, a significant number of directors should be independent and, at a minimum, we expect national norms for independent directors to be respected.

Board composition and diversity

The Board should comprise a range of directors who, individually and collectively, understand the company’s strategy; can contribute their knowledge and expertise to the development of its businesses; understand the environment in which it operates; have a knowledge of the markets where it conducts its businesses; are aware of the risks associated with the strategy; and have insights into the different stakeholders, including regulators, customers, shareholders and wider society, whose views impact on the company or whose support is necessary for its continued success.

We believe that this requirement naturally points to the need for a diversity of skills, knowledge, experience, gender and nationality amongst the directors on the Board.

Chairman and CEO

Our general preference is that companies separate the roles of Chief Executive Officer (CEO) and Chairman; with the CEO responsible for leading executives in implementing Board strategy and the Chairman leading the Board’s supervision of executive performance. Where these functions are combined there would be no independent person charged with leading the Board’s discharge of its oversight responsibilities.

A company’s decision to combine these positions will be reviewed on the merits, taking account of the company’s circumstances and whether there are checks and balances to mitigate against power being concentrated in the hands of one individual. To guard against this risk, companies who have combined the Chairman/CEO functions should appoint a Senior Independent Director to lead non-executive directors on matters where the Chairman/ CEO is conflicted and act as an additional contact point for shareholders. In addition, where roles are combined, we would expect that qualified and experienced independent non-executive directors compose at least 50% of the Board, even in markets where corporate governance norms accept a lower level of board independence.

A decision to combine these functions should be subject to periodic reviews to ensure that it continues to be in the interest of the company and its shareholders.

Nominations Committee

We are not in favour of direct proportionality between the holdings of major shareholders and the number of representatives they are allowed to nominate to the Board. Major shareholder(s) representatives should not be allowed to dominate the Board simply by virtue of the holdings they represent. To guard against the domination of the Board by a particular group, a significant number of directors should be independent and, at a minimum, we expect national norms for independent directors to be respected.

Boards

We may withhold support from director elections in the following instances:

Information

Insufficient information on the Board or where biographical details on proposed directors are not provided.

Independence

•

The nominee is not considered to be independent; the number of independent directors on the Board is less than the number recommended by the local best practice standard, or independent directors constitute less than one-third of the board;

•	The nominee is a non-independent director on an audit, remuneration or nomination committee which does not have the required number of independent director.

Commitment to the Board

•	The number of directorships held by the nominee is excessive and/or the director has not devoted sufficient time to the company during the relevant year;

•	Concerns about a director(s) execution of their responsibilities;

•	To signal concerns about the company’s governance or performance.

Board Structure

•	The position of Chairman and Chief Executive are held by one person and the risk is not mitigated by a Senior Independent Director and a majority independent Board;

•	Where a Board has not established audit, remuneration or nomination committees;

•	Composition of the Board does not reflect necessary diversity.

Election

•	Directors do not stand for election by shareholders on a regular basis;

•	The election of several directors is bundled into one resolution.

Remuneration

Boards, through the Remuneration Committee, are responsible for adopting remuneration policies and practices that promote the success of companies in creating value for the longer term. The policies and practices should be demonstrably aligned with corporate objectives and business strategy and reviewed regularly. It is necessary to ensure that remuneration policies encourage high standards of performance, aligning the interest of management with those of long-term shareholders. Levels of remuneration should be sufficient to attract, motivate and retain management of a high calibre but should not be excessive by the standards of employment conditions within the company, sector or the executive’s country of residence.

When setting executive pay, the Remuneration Committee and Board should consider pay and employment conditions for the general workforce. We generally do not support increases to the pay and conditions for senior executives that are out of line with the pay conditions proposed for the general workforce.

Remuneration arrangements should not entitle executives to rewards when this is not justified by performance.

Remuneration disclosure

We expect companies to provide full and comprehensive information on the company’s remuneration policy and practices in the Annual Report. The information provided should cover all the elements of remuneration, including salary, annual bonus, benefits, share-based compensation, pensions and details of executive service contracts including notice periods and compensation payable on termination. This information should be provided on an individual basis.

There is a growing trend for transparency and accountability by the Board in its oversight of executive remuneration on shareholders’ behalf.

Many jurisdictions provide shareholders with the opportunity to vote on the remuneration policy and its application during the year at the general meeting. We welcome this trend towards accountability and encourage all companies to adopt this practice.

Performance related remuneration

Annual bonuses and grants of options or conditional shares to executives should be subject to defined and relevant performance criteria which should be disclosed to shareholders.

It is the responsibility of the Remuneration Committee, working with the Audit Committee, to ensure that rewards reflect performance against target.

Annual bonus

Annual bonuses reward performance during the relevant business year. Both individual and corporate performance targets are relevant and should be tailored to the requirements of the business. Such targets should be reviewed in line with the evolution of the company’s strategy. We do not support the payment of bonuses that reward executives for executing transactions (such as mergers or acquisitions) irrespective of their future financial implications for the company.

Long-term share schemes

Share-based incentives link reward to performance over the longer term. Their purpose is to motivate executives to create sustainable shareholder value. The receipt of rewards under these schemes should therefore be based on disclosed and challenging performance conditions measured over a period appropriate to the strategic objectives of the company.

Company performance should be judged over a period that is aligned with the Company’s strategy. The minimum period should be no shorter than three years and we actively support longer performance periods that are in tune with the company’s longer-term strategy.

All new share-based incentives or any substantive changes to existing schemes should be subject to prior approval by shareholders by means of a separate and binding resolution. Their operation, rationale and cost should be fully explained so that shareholders can make an informed judgement.

The operation of share incentive schemes represents a cost to shareholders. The operation of such schemes should not lead to dilution of shareholder equity in excess of the limits acceptable to shareholders.

We support initiatives to encourage executives to hold shares in the company equivalent to at least one year’s salary. This further aligns the interest of the executive with those of the company and its shareholders. Many companies require executives to retain awards accruing to them under long-term share schemes until they meet the share ownership requirement.

Termination benefits

Companies should align service contract terms with best practice in their relevant markets and in any case should not exceed the equivalent of 24 months compensation. Boards and remuneration committees should ensure that any compensation paid cannot be viewed as a reward for failure.

Claw-back policy

The Board should consider means of reclaiming rewards where performance achievements are subsequently found to have been significantly misstated so that bonuses and other incentives should not have been paid.

Remuneration Committee

The Remuneration Committee is responsible for determining the Board’s policy and practices on executive remuneration. The role of the Committee includes ensuring that the remuneration policy and practices are aligned with the strategies adopted by the Board to optimise shareholder value.

The Committee should directly retain and supervise any external consultant used to develop remuneration policies. Preferably, the consultant should not provide other services to or be supervised by management.

Remuneration

We may withhold support from remuneration proposals in the following instances:

Disclosure

•	Poor disclosure of remuneration policy and practices;

•	Incomplete disclosure of performance metrics underpinning performance-related remuneration.

Variable Remuneration

•	Performance targets which are not relevant or challenging;

•	Executive options granted at a discount i.e. priced below prevailing market price;

•	Performance conditions do not include relevant environmental and social metrics for relevant sectors

•	The performance period for a long- term scheme is shorter than three years

•	Repricing of ‘underwater’ stock options;

•	The company engages in option award backdating;

•	Excessive dilution of shareholder equity through the issuance of shares for share incentive schemes;

•	Rewards granted are not justified by the Company’s performance.

Termination payments

•	Compensation payable on termination is excessive or not in line with market practice;

•	Contains gratuitous retirement payments or unearned retirement sweeteners not provided to employees generally;

•	Allows triggering of change in control payouts without loss of job or substantial diminution of duties;

•	Enhanced compensation on change of control of the company.

Specific Remuneration Issues

•	Remuneration is based on inappropriate peer comparisons;

•	Pay for senior executives is out of line with pay conditions for the general workforce.

Election

•	Directors do not stand for election by shareholders on a regular basis;

•	The election of several directors is bundled into one resolution.

Reporting & Audit

Corporate reporting

In a well-functioning market which enables investors to perform their fiduciary role vis a vis clients’ assets, it is critical that investment decisions which impact the allocation of capital be based on full and accurate information.

We support the adoption of an ‘Integrated Reporting’ approach taking account of how a Company’s strategy, governance, performance and prospects, in the context of its external environment, lead to the creation of value over the short, medium and long term.

The Board should provide an integrated report that puts historical performance into context, and portrays the risks, opportunities and prospects for the company in the future, helping investors understand a company’s strategic objectives and its progress towards meeting them. Such disclosures should:

•	be linked to the company’s business model

•	be genuinely informative and include forward-looking elements where this will enhance understanding

•	describe the company’s strategy, and associated risks and opportunities, and explain the board’s role in assessing and overseeing strategy and the management of risks and opportunities.

•	be accessible and appropriately integrated with other information that enables investors to obtain a picture of the whole company

•	include environmental, social and governance related information that is material to the company’s strategy and performance

•	use key performance indicators that are linked to strategy and facilitate comparisons

•	use objective metrics where they apply and evidence-based estimates where they do not

•	be strengthened where possible by independent assurance that is carried out annually having regard to established disclosure standards.

Full company accounts, audited by independent external auditors, should be presented to a company’s annual general meeting for shareholders’ approval.

Audit committee

The Audit Committee is responsible for exercising oversight of the company’s process for internal controls and financial reporting. Acting independently from management, it has a particular role to ensure that the interests of shareholders are protected in relation to financial reporting.

The Committee is responsible for overseeing and providing assurances to shareholders on the integrity, objectivity and independence of the external audit process. The Audit Committee should comprise independent directors only.

Audit firm / Audit partner rotation

There are now developments in many markets supporting audit firm or audit partner rotation as a means to improve the independence and objectivity of the audit process. We support periodic rotation as a further means to enhance the integrity and reliability of the external audit process.

Non-audit fees

The Audit Committee should pay particular attention to the provision of non-audit services by the external auditor and the risks that the provision of such services may compromise the integrity of external audit.

Reporting & Audit

We may withhold support from approval of Reports & Accounts and audit-related resolutions in the following instances:

Disclosure

•	Non provision of the audited accounts in a timely manner:

•	Concerns about the integrity of the information reported

•	Non-reporting of material ESG performance, particularly in high risk sectors and or where sectorial peers are able to report;

Audit Integrity

•	Where an executive director is a member of the Audit Committee

•	Non-audit fees are significantly higher than audit fees and no reasonable explanation is provided

•

The Audit firm has been in place for a number of years and no retendering of audit services has been conducted by the Company or there has been no audit partner rotation for a significant number of years.

Shareholder rights

The ownership of shares in a company entitles shareholders to corresponding rights in the company. We expect Boards to protect and facilitate the exercise of shareholders’ ownership rights. This includes giving shareholders reasonable notice of all matters in respect of which they are required to take action in the exercise of voting rights, or which they may elect to take action on.

Major changes to the core businesses of a corporation and other corporate changes which may in substance or effect, dilute the equity or erode the economic interests or share ownership rights of existing shareholders, including mergers, acquisitions, disposals, and issuance of equity should not be made without prior shareholder approval.

We are fundamentally opposed to measures that seek to restrict, undermine, dilute or limit the exercise of ownership rights. In particular, we are concerned about restrictions which seek to limit the rights of minority shareholders to the benefit of management or a particular shareholder(s).

Barriers to the exercise of shareholders’ rights come in different forms. These include restrictions on shareholders’ voting rights; dilution of economic interests through excessive issuance of shares; and provisions which aim to limit the right of shareholders to influence a company’s governance, or their ability to consider transformational transactions such as mergers, acquisitions or disposals.

Voting rights

In a shareholder democracy, the shareholder vote at general meeting is the principal manner through which shareholders can influence a company’s governance and its strategic direction. Due to its fundamental importance, we believe that shareholders should have voting rights in direct proportion to their economic interest (and risk exposure) in a company. This is normally expressed as the one share, one vote principle. We are therefore opposed to:

•	measures that dilute the voting rights of any shareholder by giving certain shareholders voting rights in excess of their economic interests;

•	proposals that cap shareholders’ voting rights once ownership of a certain percentage of shares is reached;

•	multi-class capitalisation structures created to provide a particular class of shareholders with disproportionate voting rights;

•	supermajority voting requirements intended to limit the ability of shareholders to effect change by effectively providing a veto to a large minority or a group of minority shareholders;

•	voting schemes that do not provide for confidentiality of a shareholders’ vote during the election;

•	unduly restrictive shareholder disclosure policies which have the potential to deprive shareholders of their voting rights.

Anti-takeover provisions

The Board has an important role in ensuring that the company is properly valued during change of control transactions. However, we have concerns about anti-takeover devices that have the effect of discouraging transactions that may be attractive to shareholders or which limit shareholders’ ability to voice their opinion on a change of control transaction. Many of these devices serve to entrench management and do not allow shareholders the opportunity to judge the performance and prospects of the company under its management relative to the proposal from the bidder. Devices that cause concerns include:

•	poison pills which deter takeovers by granting the board the ability to issue additional dilutive shares in the event of a bid;

•	transactions which transfer the legal title of a key asset to a friendly foundation and have the effect of frustrating a takeover bid;

•	proposed repurchase of the company’s shares during a bid period at a price that is significantly higher than the fair market value of the shares; and

•	blank-cheque preferred shares which may be used as a takeover defence or may be placed in friendly hands to help block a potential takeover bid.

Pre-emption rights

Issuance of new shares presents a risk of dilution to shareholders’ economic interests. It is established practice in many jurisdictions to grant shareholders the right to approve the issuance of new shares to guard against inappropriate dilution of their economic interest in a company.

The issuance of new shares may be on a preemptive basis (new shares are offered to existing shareholders in proportion to their holdings in the company) or on a non pre-emptive basis (where the pre-emption rights of shareholders are excluded).

We are vigilant in reviewing resolutions to issue new shares, particularly if such requests are in excess of the norms in the relevant market. Factors we will take into consideration in reaching a decision include:

•	the level of dilution of value and control for existing shareholders;

•

the strength of the business case: in order to make a reasoned assessment shareholders need to receive a clear explanation of the purpose to which the capital raised will be put and the benefits to be gained — for example in terms of product development or the opportunity cost of not raising new finance to exploit new commercial opportunities — and how the financing or proposed future financing fits in with the life-cycle and financial needs of the company;

•	the size and stage of development of the company and the sector within which it operates;

•

the stewardship and governance of the company. If the company has a track record of generating shareholder value, clear planning and good communications, this may give shareholders additional confidence in its judgement; and

•	availability of financing options that do not involve the issue of new shares.

Shareholder rights

We may withhold support from approval resolutions that impact on shareholder rights in the following instances:

Voting rights

•	measures that dilute the voting rights of any shareholder by giving certain shareholders voting rights in excess of their economic interests;

•	proposals that cap shareholders’ voting rights once ownership of a certain percentage of shares is reached;

•	multi-class capitalisation structures created to provide a particular class of shareholders with disproportionate voting rights;

•	supermajority voting requirements intended to limit the ability of shareholders to effect change by effectively providing a veto to a large minority or a group of minority shareholders;

•	unduly restrictive shareholder disclosure policies which have the potential to deprive shareholders of their voting rights;

Anti-takeover provisions

•	poison pills which deter takeovers by granting the Board to ability to issue additional dilutive shares in the event of a bid;

•	transactions which transfer the legal title of a key asset to a friendly foundation and have the effect of frustrating a takeover bid;

•	proposed repurchase of the company’s shares during a bid period at a price that is significantly higher than the fair market value of the shares;

•	blank-cheque preferred shares which may be used as a takeover defence or may be placed in friendly hands to help block a potential takeover bid;

Pre-emption rights

•	proposed issuance of new shares with or without pre-emptive rights that are either in excess of the market norms or are not justified.

Mergers & Acquisitions

Mergers and Acquisitions require that we closely evaluate the expected long-term success of the transaction and may require a balancing of interests on both sides of the transaction.

When evaluating a transaction, factors we take into consideration will include:

•	short-term and long-term valuations, taking the company’s strategic potential into consideration;

•	ability of the acquirer to successfully implement the acquisition and integrate the companies;

•	strategic fit of the companies and ESG factors bearing on future success;

•	views of significant shareholders;

•	impact of the transaction on customers and other stakeholders;

•	competitive landscape for the relevant entities before and after the transaction;

•	leverage embedded into the transaction and leverage after completion;

•	degree of management remuneration misalignment with shareholder interests, including change in control, bonus, consulting and incentive award payments;

•	advisor conflicts resulting from success fees, investment banking opportunities and future interests in the surviving entity;

•	fairness of the process, such as whether there was a fair auction, alternatives were considered and the deal was evaluated by an independent committee with independent advisors;

•	market reaction to announcement of the transaction;

•	corporate governance profile of any surviving entity in which we will retain an interest;

•	human capital impact of the transaction taking account of the consequences for employees and communities.

Fund managers retain discretion to instruct votes on change of control transactions in line with the interests of their clients.

Mergers & Acquisitions

We may withhold support from change of control transactions including mergers and acquisitions

•	Where our fund managers believe that the transaction is not in the long-term interests of shareholders.

•	Favourable terms are offered to majority shareholders to the detriment of our clients

Environmental and Social Issues

We believe that, companies which operate without due regard to the environmental and social impact of their activities are unlikely to deliver sustainable long-term shareholder value and a company’s management of relevant environmental and social issues is a lead indicator of success or failure.

We expect companies to align their policies and practices with the Principles of the UN Global Compact on Human Rights, Labour, Environment and Ethical Behaviour.

Reporting on Environmental and Social issues

The company’s management of material environmental and social factors (E&S) should be integrated into its regular reporting to enable a full and proper evaluation of the company’s long-term prospects. Directors and senior managers have a critical role in guiding investors as to which factors are material to that particular company. We support the adoption of an ‘Integrated Reporting’ approach taking account of how a Company’s strategy, governance, performance and prospects, in the context of its external environment, lead to the creation of value over the short, medium and long term.

We also encourage companies to participate in the disclosure programmes of the Carbon Disclosure Project and other initiatives to improve information to the market on material environmental and social issues.

Board oversight of E&S issues

We welcome the move by many companies to establish a standing board committee to oversee the company’s management of its material environmental and social impacts and to ensure that the company fulfils its reporting obligation to enable shareholders to assess this aspect of the company’s performance. We believe that it is increasingly important that boards address this activity as seriously as they do their other functions.

Where we consider that a Board has not managed environmental and social issues appropriately or does not evidence a proper governance of these key risk issues, we will reflect our concerns by voting against relevant directors standing for election or by not supporting the approval of the Reports & Accounts.

E&S issues and remuneration

A demonstration of the Board’s approach to overseeing material environmental and social issues is the inclusion of E&S performance metrics within the remuneration policy. The company’s environmental and social performance should be reflected in the Remuneration Committee’s decisions on the award of bonuses and shares under the company’s long-term share plans.

Political Donations & Lobbying

The Board of Directors should ensure that charitable and political contributions and membership of trade associations are in line with the long-term interests of the company and its shareholders. In particular, Boards should monitor that the lobbying activities of trade associations are consistent with the company’s positioning on environmental, social and governance issues.

Environmental & Social Issues

Disclosure

•

Non-disclosure of quantitative and qualitative information on key environmental and social issues of relevance to the company, particularly in high risk sectors and or where sectorial peers are able to report

•	Failure to participate in the CDP disclosure programmes

Performance

•	A material failure in the management of environmental and social risks with resulting negative impacts on the company and stakeholders including employees, customers and communities

•	Material breach of one or more Principles of the UN Global Compact

•	Support for lobbying positions contrary to the long-term interests of the company and its investors

•	Companies in high risk sectors with no Environmental or Social performance metrics in performance-related pay

Implementation

Oversight

AXA IM has established a Corporate Governance Committee which is charged with upholding good standards of corporate governance in investee companies. The Corporate Governance Committee is chaired by Jean-Louis Laforge, Chief Investment Officer, AXA Investment Managers Paris. The Committee comprises representatives of Investment teams, who bring their investment perspectives to the Committee’s deliberations.

In addition, members of our Compliance department are represented on the Committee to ensure that decisions are taken in line with prescribed process, free of conflicts and in the clients’ interests. Our Middle Office is also represented on the Committee in view of their important role to ensure that the voting chain and processing of voting instructions works correctly.

The Responsible Investment team implements this policy under the direction of the Committee.

Company dialogue

AXA IM holds regular discussions with the Board and management of investee companies on a range of topics including the company’s strategy, operational performance, acquisition and disposal strategy; executive/Board performance, and management of extra-financial drivers of risk and reward.

Our general policy is to be supportive of companies in which we invest. However, where we have concerns that have not been or cannot be adequately addressed by a company’s management, we will bring the issue to the attention of the Chairman and other non-executive directors. We may also act in conjunction with other shareholders.

If we are unable to resolve the issue through engagement, we may consider using our clients’ ownership rights to vote against relevant resolutions or, submit resolutions at shareholders’ meetings or requisition of an extraordinary general meeting.

Voting

We believe that voting at company meetings is an important part of the dialogue between a company and its shareholders and a fundamental aspect of our fiduciary duty to our clients. We actively monitor resolutions proposed for shareholder approval at general meetings and exercise voting rights on behalf of our clients. We recognise that practices vary in different jurisdictions and that the companies in which we invest are subject to different local laws and regulations on governance matters. When reviewing resolutions proposed at general meetings we judge resolutions against fundamental principles of good corporate governance, while taking account of best practice standards pertinent to the relevant market and the Company’s particular circumstances. In addition, AXA IM will implement specific voting decisions as instructed by clients.

Stock lending

A number of clients have decided to participate in stock lending programmes. Stock lending aids market liquidity and allows clients to maximise revenues from their holdings. However, the attendant transfer of voting rights along with the lent shares means that additional scrutiny is required to ensure that lent shares are not put to purposes that are detrimental to the long-term interests of the shareowner. Shares will not be lent where the objective of such activities is to vote at general meetings.

We will recall shares in advance of general meetings in the following circumstances:

•	where we wish to register our full voting interests, even if the issues are not deemed to be controversial;

•	where we have engaged or are engaging actively with a company;

•

where companies are seeking shareholder approval for transformational transactions such as mergers and acquisitions, face hostile actions including takeover bids, where shareholders have requisitioned general meetings or put items on the agenda which we consider to be detrimental to our interests or where we wish to support such items; or

•	where the issue at stake represents a serious threat to shareholder rights or interests.

Conflicts of interest

In relation to our stewardship activities, we have adopted a set of guidelines to identify circumstances which may give rise to conflicts of interests. These guidelines include relationships with listed affiliates such as our parent company, AXA SA, key clients and significant suppliers.

We manage conflicts within our voting activities using the following approach. Firstly, the Corporate Governance Committee has the sole responsibility for taking voting decisions on behalf of clients who have given AXA IM full discretion to vote. Voting decisions are taken prior to any reference or discussions with clients who have not delegated voting rights to the Corporate Governance Committee or have their own Policy. This is to ensure that decisions are free from outside influence.

In addition, where potential conflicts of interests have been identified, recommendations to vote in support of management resolutions contrary to our regular Policy position will be escalated to the Corporate Governance Committee. Any decision by the Committee to vote contrary to the Policy position in these cases will be supported by a written record and, where appropriate, will be notified to the relevant local internal governance committee and/or Compliance Department.

An independent voting advisory service has been appointed to take voting decisions on behalf of our third-party clients at the general meetings of our parent company, AXA SA.

Reporting

Our Voting Records are accessible to the public and detail how we voted at General Meetings of companies held on our clients’ behalf. In addition, we publish an RI Annual Review and Stewardship Report which include information on responsible investment issues, engagement with companies and aggregated voting records for the relevant year.

We also provide our clients with detailed quarterly reports on voting and engagement activities upon request.

Information on AXA IM’s Responsible Investment activities is available on our dedicated RI website.

This document is for informational purposes only and does not constitute, on AXA Investment Managers Paris part, an offer to buy or sell or a solicitation or investment advice.

Any reproduction of this information, in whole or in part, is unless otherwise authorised by AXA IM prohibited.
AXA INVESTMENT MANAGERS PARIS, a company incorporated under the laws of France, having its registered office located at Tour Majunga – La Défense 9 – 6, place de la Pyramide – 92800 Puteaux, registered with the Nanterre Trade and Companies Register under number 353 534 506, a Portfolio Management Company, holder of AMF approval no. GP 92-08, issued on 7 April 1992

Design & Production: AXA IM Paris - 02/2017 - 27-09654 - Photos credit: Gettyimages

www.axa-im.com

AXA INVESTMENT MANAGERS

AXA Investment Managers: Issued by AXA Investment Managers UK Limited in England n° 01431068
The registered office address is 7 Newgate Street, London EC1A 7NX
Authorised and regulated by the Financial Conduct Authority and a member of the IA

FIRST TRUST PROXY VOTING POLICIES

First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust’s general voting policies. The ISS Proxy Voting Guidelines are attached hereto.

United States

Concise Proxy Voting Guidelines

Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2018

Published January 9, 2018

U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines,

and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

•	General Recommendation: Generally vote for director nominees, except under the following circumstances:

Independence

Vote against1 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Categorization of Directors) when:

•	Independent directors comprise 50 percent or less of the board;

•	The non-independent director serves on the audit, compensation, or nominating committee;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case2) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;
•	Family emergencies; and
•	Missing only one meeting (when the total of all meetings is three or fewer).

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[1]

In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]	New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

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Overboarded Directors: Generally vote against or withhold from individual directors who:

•	Sit on more than five public company boards; or

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[3].

Diversity: Highlight boards with no gender diversity. However, no adverse vote recommendations will be made due to any lack of gender diversity.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

•	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

•	The board failed to act on takeover offers where the majority of shares are tendered;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

[3]

Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

•	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

•	The company’s response, including:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Vote against or withhold from the entire board of directors (except new nominees4, who should be considered case-by-case) for the following:

Problematic Takeover Defenses/Governance Structure

Poison Pills: Vote against or withhold from all nominees (except new nominees, who should be considered case-by-case) if:

•

The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

[4]

A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

[5]	Public shareholders only, approval prior to a company’s becoming public is insufficient.

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•	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A multi-class capital structure; and/or

•	A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

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•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

•	Classified the board;

•	Adopted supermajority vote requirements to amend the bylaws or charter; or

•	Eliminated shareholders’ ability to amend bylaws.

Problematic Governance Structure — Newly public companies: For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

•	The level of impairment of shareholders’ rights;

•	The disclosed rationale;

•	The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

•	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;

•	Any reasonable sunset provision; and

•	Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

•

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

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Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

•

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices; or

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

•	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

•	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock:

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

•	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

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•	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

•	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

•	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

•	Any other relevant factors.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight[6], or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

•

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

•	General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;

•	Management’s track record;

•	Background to the contested election;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of the critique against management;

[6]

Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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•	Likelihood that the proposed goals and objectives can be achieved (both slates); and

•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Independent Chair (Separate Chair/CEO)

•	General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

•	The scope of the proposal;

•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company’s board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company’s governance structure will weigh in favor of support for the proposal.

The review of the company’s governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS’ performance assessment will generally consider one-, three-, and five-year TSR compared to the company’s peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

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Proxy Access

•	General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

CAPITAL/RESTRUCTURING

Common Stock Authorization

•

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

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ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.

B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.

C.

Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Mergers and Acquisitions

•

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if

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they did not hold these interests. Consider› whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation — Management Proposals (Management Say-on-Pay)

•	General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

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Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices7, this analysis considers the following:

1.	Peer Group[8] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

[7]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[8]

The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

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2.

Absolute Alignment[9] — the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years — i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[10] compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

[9]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[10]	ISS research reports include realizable pay for S&P1500 companies.

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•	Extraordinary perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting, or lifetime perquisites;

•	New or extended agreements that provide for:

•	Excessive CIC payments (generally exceeding 3 times base salary and average/target/most recent bonus);

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups);

•	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

•	Liberal CIC definition combined with any single-trigger CIC benefits;

•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

•	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed awards;

•	A single or common performance metric used for short- and long-term incentives;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega equity grants that provide overly large upside opportunity.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions, robust stock ownership/holding guidelines, and limitations on accelerated vesting triggers.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

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Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

•	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

•	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

•

General Recommendation: Vote case-by-case on certain equity-based compensation plans[11] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

•

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

[11]

Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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•	Plan Features:

•	Discretionary or automatic single-triggered award vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan;

•	Dividends payable prior to award vesting.

•	Grant Practices:

•	The company’s three-year burn rate relative to its industry/market cap peers;

•	Vesting requirements in most recent CEO equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a claw-back policy;

•	Whether the company has established post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it — for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing — for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

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•

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

•

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

•

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure compared to industry peers; and

•	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

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Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company’s actual GHG emissions performance;

•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Board Diversity

•	General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	Whether the company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender Pay Gap

•

General Recommendation: Generally vote case-by-case on requests for reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

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•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and

•	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Data Security, Privacy, and Internet Issues

•	General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

•	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

•	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

•	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

•	Applicable market-specific laws or regulations that may be imposed on the company; and

•	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Lobbying

•

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

•	General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

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•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

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GSAM Global Proxy Voting Policy, Procedures and Guidelines

2018 Edition

March 2018

For further information, please contact GSAM-Stewardship@ny.email.gs.com.

Part I

GOLDMAN SACHS ASSET MANAGEMENT

(“GSAM”*)

POLICY AND PROCEDURES ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

A.	Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

GSAM has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). GSAM periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.

B.	The Proxy Voting Process

Public Equity Investments

To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. GSAM portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider

*	For purposes of this Policy, “GSAM” refers, collectively, to the following legal entities:

Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; GSAM Stable Value, LLC; Goldman Sachs (Singapore) Pte.; Goldman Sachs Asset Management (Singapore) Pte. Ltd.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Co. Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs (India) Securities Private Limited; GSAM Services Private Limited (f/k/a Goldman Sachs Asset Management (India) Private Limited); Goldman Sachs Participacoes Ltda.; Goldman Sachs Participacoes II LTDA. (f/k/a Goldman Sachs Asset Management Brasil LTDA); GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Limited; Goldman Sachs Asset Management Australia Pty Ltd.; Goldman Sachs Trustee Company (India) Private Limited; Goldman Sachs Global Advisory Products LLC.

applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations (as defined below).

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the GSAM Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, for example within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

C.	Implementation

GSAM has retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. GSAM retains the responsibility for proxy voting decisions.

GSAM’s Portfolio Management Teams generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company.

GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular manner for a particular solicitation. GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, GSAM’s ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.

From time to time, GSAM’s ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, GSAM, from time to time, may determine that it is not practicable or desirable to vote proxies.

D.	Conflicts of Interest

GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the GSAM Guidelines. To mitigate perceived or potential conflicts of interest when a proxy is for shares of The Goldman Sachs Group Inc., GSAM will instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal.

Part II

GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM Portfolio Management Teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

A. U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2.	Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.

When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75% of the board and committee meetings without a disclosed valid excuse ;

•	Sit on more than five public operating and/or holding company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (per the Classification of Directors above) in the case of operating and/or holding companies when:

•	The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and

•

The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.

Vote AGAINST or WITHHOLD from members of the appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board ) for the below reasons. Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).

•	The average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);

•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;

•

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent “key” committees (audit, compensation and nominating committees); or

•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:

•

The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3.	Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or

•	There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.

Pay-for-Performance Disconnect:

•

GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

Additional Factors Considered Include:

•	Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	Egregious employment contracts;

•	Excessive perquisites or excessive severance and/or change in control provisions;

•	Repricing or replacing of underwater stock options without prior shareholder approval;

•	Excessive pledging or hedging of stock by executives;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts;

•	Extraordinary relocation benefits;

•	Internal pay disparity;

•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and

•	Long-term equity-based compensation is 100% time-based.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;

•	Limits on employee contributions;

•	Company matching contributions; and

•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing;

•	If it is a value-for-value exchange;

•	If surrendered stock options are added back to the plan reserve;

•	Option vesting;

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

4.	Director Nominees and Proxy Access

Voting for Director Nominees (Management or Shareholder)

Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background of the nomination, in cases where there is a shareholder nomination;

•	Qualifications of director nominee(s);

•	Strategic plan related to the nomination and quality of critique against management;

•	Number of boards on which the director nominee already serves; and

•	Likelihood that the board will be productive as a result.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);

•	The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and

•	Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

GSAM will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.	Shareholders Rights and Defenses

Shareholder Ability to Act by Written Consent

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:

•	a shareholder-approved poison pill in place; or

•	adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

7.	State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:

•	Majority independent board;

•	Independent key committees;

•	An annually elected board;

•	A majority vote standard in uncontested director elections;

•	The absence of a poison pill, unless the pill was approved by shareholders; and/or

•	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

8.	Capital Structure

Common and Preferred Stock Authorization

Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.

Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.

9.	Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include, among others, reports on:

1) employee labor and safety policies;

2) impact on the environment of the company’s production or manufacturing operations;

3) societal impact of products manufactured;

4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and

5) overall board structure, including diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•	If the company has implemented or formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard;

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether the industry is a material contributor to global GHG emissions and company disclosure is lacking;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology; and

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;

•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

B. Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation;

•	Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or

•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards; or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Number of directors on the board

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

•

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.	Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;

•	There is clear evidence of historical abuse;

•	There is no safeguard in the share repurchase program against selective buybacks;

•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.	Mergers and Corporate Restructurings and Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

7.	Environmental, Social, Governance (ESG) Issues

Please refer to page 12 for our current approach to these important topics.

PROXY VOTING GUIDELINES

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended
Last ☒ Reviewed ☒ Revised by Compliance for Accuracy	April 19, 2016
Guideline Owner	U.S. Compliance and Legal
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A.	INTRODUCTION

Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B.	PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.

C.	USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D.	PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F.	POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I.	Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.	Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.	Proxy Voting for Certain Fixed Income, Money Market Accounts and Index

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

IV.	Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

V.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

[1]

Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question) In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII.	Non-Votes

In the great majority of instances, Invesco is able to vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•

Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the fund manager.

•

If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•

Some companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

VIII.	Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various common proxy voting issues. This list is not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each fund manager retains ultimate discretion to vote proxies in the manner they deem most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

A.	Shareholder Access and Treatment of Shareholder Proposals

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect its long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case by case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

C.	Capitalization Structure Issues

i.	Stock Issuances

Invesco generally supports a board’s decisions about the need for additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.	Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii.	Share Repurchases

Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.	Corporate Governance Issues

i.	Board of Directors

1.	Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2.	Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long- term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions in the company.

3.	Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

4.	Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors since this minimizes the potential for conflicts of interest.

5.	Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco, therefore, generally supports proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6.	Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may take into account, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties;

•	a majority of independent directors;

•	completely independent key committees;

•	committee chairpersons nominated by the independent directors;

•	CEO performance reviewed annually by a committee of independent directors; and

•	established governance guidelines.

7.	Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8.	Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9.	Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10.	Term Limits for Directors

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits.

ii.	Audit Committees and Auditors

1.	Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2.	Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3.	Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E.	Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.

i.	Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’

interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii.	Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders have the ability to express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations with regard to the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii.	Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv.	Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v.	“Claw Back” Provisions

Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi.	Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F.	Anti-Takeover Defenses; Reincorporation

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the particular elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote. Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or other changes (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company provided that the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

QS Investors Proxy Voting Policy

Introduction

QS Investors (“QS”) has adopted and implemented policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of its clients and in accordance with its fiduciary duties and applicable regulations. This Policy shall apply to all accounts managed by QS. In addition, QS’s Proxy Policy reflects the fiduciary standards and responsibilities for ERISA accounts managed by QS.

Responsibilities

Proxy votes are the property of QS’s advisory clients.1 As such, QS’s authority and responsibility to vote such proxies depends upon its contractual relationships with its clients. QS has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes QS’s advisory clients’ proxies in accordance with their (ISS’s) proxy guidelines or, in extremely limited circumstances, QS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, QS will notify and direct ISS to carry out those instructions. Where no specific instruction exists, QS will follow the procedures set forth in this document and vote such proxies in accordance with ISS’s guidelines. Certain Taft-Hartley clients may direct QS to have ISS vote their proxies in accordance with ISS’s (or other specific) Taft Hartley voting Guidelines.

Alternatively, clients may elect to retain proxy voting authority and responsibility. These and other proxy-related instructions must be outlined in the investment management agreement or other contractual arrangements with each client.

Clients may in certain instances contract with their custodial agent and notify QS that they wish to engage in securities lending transactions. QS will not vote proxies relating to securities in client accounts that are on loan. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan to ensure they are not voted by multiple parties.

Policies

Proxy voting activities are conducted in the best economic interest of clients.

QS works with ISS to ensure that all proxies are voted in accordance with what we believe to be the best economic interest of QS’s clients. In addition to proxy voting services provided by ISS, QS has also contracted with ISS to provide proxy advisory services. These services include research and other activities designed to gain insight into ballot decisions and make informed voting recommendations consistent with our fiduciary duty to our clients. ISS has developed and maintains Proxy Voting Guidelines (the “Guidelines”) consisting of standard voting positions on a comprehensive list of common proxy voting matters. ISS updates these Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and a number of other relevant factors. Changes to these Guidelines are communicated to QS upon implementation.

While ISS has been instructed to vote our clients’ proxies in accordance with the Guidelines, QS and our clients retain the right to instruct ISS to vote differently.

Underlying Funds

Certain QS client accounts, including clients that are “Funds of Funds,” invest in underlying investment funds, including U.S. registered investment companies (“Underlying Funds”). Proxy voting with respect

[1]

For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which QS serves as investment adviser or sub-adviser; for which QS votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

to shares, units or interests in Underlying Funds present diverse and complex policy issues that make the establishment of standard proxy voting guidelines impractical. To the extent that QS has proxy voting authority with respect to shares, units or interests in Underlying Funds, QS shall vote such shares, units or interests in the best interest of client accounts and subject to the general fiduciary principles set forth above rather than in accordance with the Guidelines.

QS’s proxy voting authority on behalf of client accounts (including a Fund of Funds) with respect to shares, units or interests in Underlying Funds is subject to the provisions below in Proxy Voting of Underlying Funds.

Manager of Manager Arrangements

QS advises certain client accounts that are structured as “Manager of Managers” arrangements in which various segments of the accounts are individually managed by a number of underlying investment advisers (“Underlying Managers”). In such arrangements, QS generally does not exercise any proxy voting authority with respect to securities held in the client’s account. Proxy voting authority in such arrangements is typically assigned to the Underlying Managers.

Management Oversight

Management is responsible for overseeing QS’s proxy voting activities, including reviewing and monitoring the Guidelines that provide how ISS will generally vote proxies on behalf of QS clients no less frequently than annually. Compliance is responsible for coordinating with ISS to administer the proxy voting process and overseeing ISS’s proxy responsibilities. Compliance monitors voting activity to ensure that votes are cast in accordance with the Guidelines or client-specific guidelines and/or any applicable regulatory requirements.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, are made available to clients as required by law and otherwise at QS’s discretion. Clients may also obtain information on how their proxies were voted by QS as required by law and otherwise at QS’s discretion; however, QS must not selectively disclose its investment company clients’ proxy voting records. The Firm will make proxy voting reports available to advisory clients upon request.

ISS’s current Guidelines, summaries, amendments, and other pertinent information can be accessed by visiting their website at the following address: http://www.issgovernance.com/policy.

Procedures

Proxy Voting Guidelines

QS will review ISS’s Guidelines as necessary to support the best economic interests of QS’s clients but generally no less frequently than annually. The Firm will choose to re-adopt or amend portions of or the entirety of the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of QS’s clients. Before re-adopting or amending the Guidelines, Compliance, in consultation with Management, will thoroughly review and evaluate the proposed change(s) and rationale to evaluate potential conflicts with client or employee interests. Rationale for any decisions not to re-adopt ISS’s Guidelines will be fully documented.

Proxy Voting of Underlying Funds

Proxy Voting of Affiliated Funds

With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of Underlying Funds advised by QS or an affiliate of QS (including ETFs, open-end mutual funds and closed-end investment companies), proxies relating to any of such affiliated Underlying Funds generally will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such affiliated Underlying Fund. QS may vote such proxies in accordance with other voting procedures approved by Management and Compliance, provided such procedures comply with applicable law and/or regulatory requirements.

Proxy Voting of Unaffiliated Funds

With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of an Underlying Fund advised by an adviser which is unaffiliated with QS (including ETFs, open-end mutual funds and closed-end investment companies), QS will vote such proxies in accordance with the general fiduciary principles set forth above; provided that QS: (i) will vote proxies relating to shares of ETFs in accordance with an echo voting procedure to the extent required by QS’s Procedures Relating to Compliance with ETF Exemptive Orders under Section 12(d)(1) of the Investment Company Act of 1940, and (ii) will vote proxies relating to shares of open-end mutual funds and closed-end investment companies in accordance with an echo voting procedure to the extent required in order to comply with Section 12(d)(1) under the Investment Company Act of 1940 and rules thereunder. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth above, and such procedures are subject to review by Management and Compliance.

Specific proxy voting decisions made by Management

Proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis will be referred to Management and Portfolio Management for review and to provide a voting instruction.

Certain proxy votes may not be cast

In extremely limited cases, QS may determine that it is in the best economic interests of its clients not to vote certain proxies. QS will abstain from voting if:

•	Neither the Guidelines nor specific client instructions cover an issue;

•	ISS does not make a recommendation on the issue; and

•	QS cannot make a good faith determination as to what would be in the client’s best interest (e.g., material conflict cannot be mitigated).

In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. Examples may include:

•	Proxy ballot was not received from the custodian;

•	Meeting notice was not received with adequate time for processing; or

•	Legal restrictions, including share blocking, that may restrict liquidity or otherwise limit trading.

ISS will coordinate with Compliance regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

Conflict of Interest Procedures

QS seeks to mitigate conflicts inherent in proxy voting and maintain independence by partnering with ISS for voting and administration of all client ballots. These conflicts may include:

•	The issuer is a client of QS;

•	The issuer is a material business partner of QS; or

•	An employee, or an immediate family member of an employee, of QS serves as an officer or director of the issuer.

QS believes that this Policy and our reliance on ISS for independent proxy decision-making reasonably ensure that these and other potential material conflicts are minimized, consistent with our fiduciary duty. Accordingly, proxies that will be voted in accordance with the Guidelines or in accordance with specific client instructions are not subject to the conflicts of interest procedures described below for items that are referred to QS by ISS.

As a general matter, QS takes the position that relationships between a non-QS Legg Mason business unit and an issuer do not present a conflict of interest for QS in voting proxies with respect to such issuer because QS operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between QS and such business units.

Procedures to Address Conflicts of Interest and Improper Influence

Note: This section addresses the limited circumstances in which items that are referred to QS by ISS.

Overriding Principle: ISS will vote all proxies in accordance with the Guidelines. In the limited circumstances where ISS refers items to QS for input or a voting decision, QS will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of QS’s clients.2

Independence: Compensation for all employees, particularly those with the ability to influence proxy voting in these limited circumstances, cannot be based upon their contribution to any business activity outside of QS without prior approval from Management. Furthermore, they may not discuss proxy votes with any person outside of QS (and within QS only on a need to know basis).

Conflict Review Procedures: For items that are referred to QS from ISS, Compliance will monitor for potential material conflicts of interest in connection with proxy proposals. Promptly upon a determination that a conflict exists in connection with a proxy proposal, the vote shall be escalated to Management. Management will collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if QS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, QS’s decision on the particular vote at issue.

The information considered may include without limitation information regarding (i) client relationships; (ii) any relevant personal conflict known or brought to their attention; (iii) and any communications with members of the Firm and any person or entity outside of the organization that identifies itself as a QS advisory client regarding the vote at issue.

If notified that QS has a material conflict of interest, the Firm will obtain instructions as to how the proxies should be voted, if time permits, from the affected clients, if notified that certain individuals should be recused from the proxy vote at issue, QS shall do so in accordance with the procedures set forth below.

Note: Any QS employee who becomes aware of a potential material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Management and Compliance to evaluate such conflict and determine a recommended course of action.

At the beginning of any discussion regarding how to vote any proxy, Compliance will inquire as to whether any employee or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to Management and/or Compliance.

[2]	Any contact from external parties interested in a particular vote that attempts to exert improper pressure or influence shall be reported to Compliance

Compliance also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of QS that identifies itself as a QS advisory client, has: (i) requested that QS vote a particular proxy in a certain manner; (ii) attempted to influence QS in connection with proxy voting activities; or (iii) otherwise communicated with the Firm regarding the particular proxy vote at issue, and which incident has not yet been reported to management and/or Compliance.

Compliance will determine whether anyone should be recused from the proxy voting process, or whether QS should seek instructions as to how to vote the proxy at issue if time permits, from the effected clients. These inquiries and discussions will be properly documented.

Duty to Report: Any QS employee that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of organization or any entity that identifies itself as a QS advisory client to influence, how QS votes its proxies has a duty to disclose the existence of the situation to their manager and the details of the matter to the Compliance. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members: Compliance will recuse any employee from participating in a specific proxy vote referred to QS if he/she (i) is personally involved in a material conflict of interest; or (ii) as determined by Management and Compliance, has actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. Management will also exclude from consideration the views of any person (whether requested or volunteered) if Management knows, or if Compliance has determined that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

Other Procedures That Limit Conflicts of Interest

QS has adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to the Confidential Information Policy and the Code of Ethics. The Firm expects that these policies, procedures and internal controls will greatly reduce the chance that the Firm (or, its employees) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

Recordkeeping

QS will retain records of client requests for proxy voting information and any written responses thereto provided by QS, and will retain any documents the Firm or Compliance prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

QS also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

With respect to QS’s investment company clients, ISS will create and maintain such records as are necessary to allow such investment company clients to comply with their recordkeeping, reporting and disclosure obligations under applicable law.

QS will also maintain the following records relating to proxy voting:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A copy of each proxy statement received by QS;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether QS cast its vote on the matter;

•	How QS cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether QS cast its vote for or against management.

In lieu of keeping copies of proxy statements, QS may rely on proxy statements filed on the EDGAR system. QS also may rely on third party records of proxy statements and votes cast by QS if the third party provides an undertaking to QS to provide such records promptly upon request.

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Second Amended and Restated Agreement and Declaration of Trust.[50]

(a)(2)	Certificate of Trust.[1]

(a)(2)(i)	Certificate of Amendment to the Certificate of Trust.[2]

(b)	Third Amended and Restated By-Laws. [55]

(c)	None, other than Exhibits (a)(1) and (b).

(d)	Investment Advisory Contracts

(d)(1)(i)(A)(i)	Form of Investment Advisory Agreement dated as of November 1, 2018 between EQ Advisors Trust (the “Trust”) and AXA Equitable Funds Management Group, LLC (“FMG LLC” or “AXA FMG”). (filed herewith)

(d)(1)(i)(A)(ii)	Form of Amendment No. 1 dated December 6, 2018 to the Investment Advisory Agreement between the Trust and FMG LLC dated November 1, 2018. (filed herewith)

(d)(2)(i)	Investment Sub-Advisory Agreement between FMG LLC and T. Rowe Price (“T. Rowe Price”), dated as of 2018. (to be filed by Amendment)

(d)(3)(i)	Investment Sub-Advisory Agreement between FMG LLC and Massachusetts Financial Services Company (doing business as MFS Investment Management) (“MFSIM”), dated as of 2018. (to be filed by Amendment)

(d)(4)(i)	Investment Sub-Advisory Agreement between FMG LLC and Morgan Stanley Investment Management Inc., (“MSIM”) dated as of 2018. (to be filed by Amendment)

(d)(5)(i)	Investment Sub-Advisory Agreement between FMG LLC and J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) dated as of 2018. (to be filed by Amendment)

(d)(6)(i)(A)(i)	Investment Sub-Advisory Agreement between FMG LLC and AllianceBernstein L.P. (“AllianceBernstein”) effective as of 2018. (to be filed by Amendment).

(d)(7)(i)	Amended and Restated Investment Sub-Advisory Agreement between FMG LLC and Capital Guardian Trust Company (“Capital Guardian”) dated as of 2018. (to be filed by Amendment)

(d)(8)(i)	Investment Sub-Advisory Agreement between FMG LLC and Pacific Investment Management Company, LLC (“PIMCO”), dated as of 2018. (to be filed by Amendment)

(d)(9)(i)	Investment Sub-Advisory Agreement between FMG LLC and Wellington Management Company, LLP (“Wellington”) dated as of , 2018. (to be filed by Amendment)

(d)(10)(i)	Investment Sub-Advisory Agreement between FMG LLC and GAMCO Asset Management, Inc. (“GAMCO”) dated as of , 2018. (to be filed by Amendment)

(d)(11)(i)	Investment Sub-Advisory Agreement between FMG LLC and SSgA FM (“SSgA”) dated as of 2018. (to be filed by Amendment)

(d)(12)(i)	Investment Sub-Advisory Agreement between FMG LLC and UBS Asset Management (Americas) (“UBS”) dated as of 2018. (to be filed by Amendment)

(d)(13)(i)	Investment Sub-Advisory Agreement between FMG LLC, Wells Capital and Wells Fargo Asset Management (International), LLC (formerly known as First International Advisors, LLC), (“WFAM (International)”) dated as of , 2018. (to be filed by Amendment)

(d)(14)(i)	Investment Sub-Advisory Agreement between FMG LLC and Lord Abbett & Co. LLC (“Lord Abbett”) dated as of 2018. (to be filed by Amendment)

(d)(15)(i)	Investment Sub-Advisory Agreement between FMG LLC and The Dreyfus Corporation (“Dreyfus”) dated as of 2018. (to be filed by Amendment)

(d)(16)(i)	Investment Sub-Advisory Agreement between FMG LLC and Franklin Mutual Advisers, LLC (“Franklin Mutual”) dated as of , 2018. (to be filed by Amendment)

d)(17)(i)	Investment Sub-Advisory Agreement between FMG LLC and Franklin Advisers, Inc (“Franklin Advisers”), dated as of 2018. (to be filed by Amendment)

(d)(18)(i)	Investment Sub-Advisory Agreement between FMG LLC and OppenheimerFunds, Inc. (“Oppenheimer”) dated as of September 1, 2018. (to be filed by Amendment)

(d)(19)(i)	Amended and Restated Investment Sub-Advisory Agreement between FMG LLC and BlackRock Investment Management, LLC (“BlackRock”) dated as of , 2018. (to be filed by Amendment)

(d)(20)(i)	Form of Investment Sub-Advisory Agreement between FMG LLC and Invesco Advisers, Inc. (“Invesco”) dated as of November 1, 2018. (filed herewith)

(d)(20)(ii)	Form of Amendment No. 1 dated December 6, 2018 to the Investment Sub-Advisory Agreement between FMG LLC and Invesco dated November 1, 2018. (filed herewith)

(d)(22)(i)	Investment Sub-Advisory Agreement between FMG LLC and Harris Associates LP (“Harris Associates”) dated as of 2018. (to be filed by Amendment)

(d)(22)(i)	Investment Sub-Advisory Agreement between FMG LLC and Templeton Global Advisors Limited (“Templeton Global”) dated as of 2018. (to be filed by Amendment)

(d)(23)(i)	Investment Sub-Advisory Agreement between FMG LLC and EARNEST Partners, LLC (“Earnest”) dated as of 2018. (to be filed by Amendment)

(d)(24)(i)	Investment Sub-Advisory Agreement between FMG LLC and AXA Investment Managers, Inc. (“AXA IM”) dated as of November 2, 2018. (filed herewith)

(d)(24)(ii)	Form of Amendment No. 1 dated December 6, 2018 to the Investment Sub-Advisory Agreement between FMG LLC and AXA IM dated as of November 2, 2018. (filed herewith)

(d)(25)(i)	Investment Sub-Advisory Agreement between FMG LLC and Palisade Capital Management L.L.C., (“Palisade Capital”) dated as of , 2018. (to be filed by Amendment).

(d)(26)(i)	Investment Sub-Advisory Agreement between FMG LLC and AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) dated as of November 2, 2018. (to be filed by Amendment)

(d)(27)(i)	Investment Sub-Advisory Agreement between FMG LLC and Diamond Hill Capital Management, Inc. (“Diamond Hill”) dated as of , 2018. (to be filed by Amendment)

(d)(28)(i)	Investment Sub-Advisory Agreement between FMG LLC and Allianz Global Investors U.S. LLC (“Allianz”) dated as of 2018. (to be filed by Amendment)

(d)(29)(i)	Amended and Restated Investment Sub-Advisory Agreement between FMG LLC and BlackRock Financial Management, Inc. (“BlackRock Financial”) dated as of 2018. (to be filed by Amendment)

(d)(30(i)	Investment Sub-Advisory Agreement between FMG LLC and ClearBridge Investments LLC (“ClearBridge”) dated as of 2018. (to be filed by Amendment)

(d)(31)(i)	Investment Sub-Advisory Agreement between FMG LLC and Horizon Asset Management LLC (“Horizon”) dated as of 2018. (to be filed by Amendment)

(d)(32)(i)	Investment Sub-Advisory Agreement between FMG LLC and Westfield Capital Management Company (“Westfield”) dated as of , 2018. (to be filed by Amendment)

(d)(33)(i)	Investment Sub-Advisory Agreement between FMG LLC and Post Advisory Group, LLC (“Post”) dated as of 2018. (to be filed by Amendment)

(d)(34)(i)	Investment Sub-Advisory Agreement between FMG LLC and Thornburg Investment Management, Inc. (“Thornburg”) dated as of , 2018. (to be filed by Amendment)

(d)(35)(i)	Investment Sub-Advisory Agreement between FMG LLC and DoubleLine Capital L.P. (“DoubleLine”) dated as of , 2018. (to be filed by Amendment)

(d)(36)(i)	Form of Investment Sub-Advisory Agreement between FMG LLC and Goldman Sachs Asset Management, L.P. (“Goldman”), dated as of November 1, 2018. (filed herewith)

(d)(36)(ii)	Form of Amendment No. 1 dated December 6, 2018 to the Investment Sub-Advisory Agreement between FMG LLC and Goldman dated as of November 1, 2018. (filed herewith)

(d)(37)(i)	Investment Sub-Advisory Agreement between FMG LLC and Loomis, Sayles & Company, L.P. (“Loomis”) dated as of 2018. (to be filed by Amendment)

(d)(38)(i)	Form of Investment Sub-Advisory Agreement between FMG LLC and QS Investors, LLC (“QS Investors”) dated as of November 1, 2018. (filed herewith)

(d)(38)(ii)	Form of Amendment No. 1 dated December 6, 2018 to the Investment Sub-Advisory Agreement between FMG LLC and QS Investors dated as of November 1, 2018. (filed herewith)

(d)(39)(i)	Investment Sub-Advisory Agreement between FMG LLC and Federated Global Investment Management Corp. (“Federated”) dated as of 2018. (to be filed by Amendment)

(d)(40)(i)	Investment Sub-Advisory Agreement between FMG LLC and Vaughan Nelson Investment Management (“Vaughan Nelson”) dated as of 2018. (to be filed by Amendment)

(d)(41)(i)	Investment Sub-Advisory Agreement between FMG LLC and HS Management Partners, LLC (“HS Management”) dated as of 2018. (to be filed by Amendment)

(d)(42)(i)	Investment Sub-Advisory Agreement between FMG LLC and Polen Capital Management, LLC (“Polen Capital”) dated as of 2018. (to be filed by Amendment)

(d)(43)(i)	Investment Sub-Advisory Agreement between FMG LLC, DoubleLine Equity LP and DoubleLine Capital LP (“DL Equity and DoubleLine Capital”) dated as of 2018. (to be filed by Amendment)

(d)(44)(i)	Investment Sub-Advisory Agreement between FMG LLC and Janus Capital Management LLC dated as of 2018. (to be filed by Amendment)

(d)(45)(i)	Investment Sub-Advisory Agreement between FMG LLC and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) effective as of 2018. (to be filed by Amendment)

(d)(46)(i)	Form of Investment Sub-Advisory Agreement between FMG LLC and American Century Investment Management, Inc. (“American Century”) dated as of November 1, 2018. (filed herewith)

(d)(46)(ii)	Form of Amendment No. 1 dated as of December 6, 2018 to the Investment Sub-Advisory Agreement between FMG LLC and American Century dated as of November 1, 2018 (filed herewith)

(d)(47)(i)	Investment Sub-Advisory Agreement between FMG LLC and FIAM LLC (“FIAM”), dated as of , 2018. (to be filed by Amendment)

(d)(48)(i)	Investment Sub-Advisory Agreement between FMG LLC and Ivy Investment Management Company (“Ivy”), dated as of , 2018. (to be filed by Amendment)

(d)(49)(i)	Investment Sub-Advisory Agreement between FMG LLC and Ivy, dated as of 2018. (to be filed by Amendment)

(d)(50)(i)	Investment Sub-Advisory Agreement between FMG LLC and Lazard Asset Management LLC (“Lazard”), dated as of , 2018. (to be filed by Amendment)

(d)(51)(i)	Form of Investment Sub-Advisory Agreement between FMG LLC and First Trust Advisors L.P. (“First Trust”) dated as of December 6, 2018. (filed herewith)

(e)	Underwriting Contracts

(e)(2)(i)	Amended and Restated Distribution Agreement between the Trust and AXA Distributors, LLC (“AXA Distributors”) dated as of July 15, 2002 with respect to Class IB shares.[6]

(e)(2)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[7]

(e)(2)(iii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[8]

(e)(2)(iv)	Amendment No. 3, dated October 1, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[8]

(e)(2)(v)	Amendment No. 4, dated May 1, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[10]

(e)(2)(vi)	Amendment No. 5, dated September 30, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [11]

(e)(2)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [13]

(e)(2)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [15]

(e)(2)(ix)	Amendment No. 8 dated July 11, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [16]

(e)(2)(x)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [17]

(e)(2)(xi)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [20]

(e)(2)(xii)	Amendment No. 11 dated January 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [21]

(e)(2)(xiii)	Amendment No. 12 dated May 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [22]

(e)(2)(xiv)	Amendment No. 13 dated September 29, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [24]

(e)(2)(xv)	Amendment No. 14 dated as of August 16, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [27]

(e)(2)(xvi)	Amendment No. 15 dated as of December 15, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [27]

(e)(2)(xvii)	Amendment No. 16 dated as of June 7, 2011 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [30]

(e)(2)(xviii)	Amendment No. 17 dated as of April 12, 2012 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [34]

(e)(2)(xviv)	Amendment No. 18 dated as of August 29, 2012 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [36]

(e)(2)(xx)	Amendment No. 19 dated as of May 1, 2013 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [39]

(e)(2)(xxi)	Amendment No. 20 dated as of October 21, 2013 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [39]

(e)(2)(xxii)	Amendment No. 21 dated as of April 4, 2014 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares. [43]

(e)(2)(xxiii)	Amendment No. 22 dated as of June 1, 2014 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to the Class IB shares. [43]

(e)(2)(xxiv)	Amendment No. 23 dated as of July 16, 2014 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to the Class IB shares. [44]

(e)(2)(xxv)	Amendment No. 24 dated as of April 30, 2015 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to the Class IB shares. [45]

(e)(2)(xxvi)	Amendment No. 25 dated as of December 21, 2015, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to the Class IB shares. [48]

(e)(2)(xxvii)	Amendment No. 26 dated as of December 9, 2016, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to the Class IB shares. [51]

(e)(2)(xxviii)	Amendment No. 27 dated as of May 1, 2017, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to the Class IB shares. [52]

(e)(2)(xxix)	Amendment No. 28 dated as of November 1, 2017, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to the Class IB shares. [53]

(e)(2)(xxx)	Amendment No. 29 dated as of July 12, 2018, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to the Class IB shares. [56]

(e)(2)(xxxi)	Form of Amendment No. 30 dated as of December 6, 2018, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to the Class IB shares. (filed herewith)

(e)(4)(i)	Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios.[8]

(e)(4)(ii)	Amendment No. 1 dated July 11, 2007 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios. [16]

(e)(4)(iii)	Amendment No. 2 dated as of May 1, 2009 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios. [23]

(e)(4)(iv)	Amendment No. 3 dated as of September 29, 2009 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios. [24]

(e)(4)(v)	Amendment No. 4 dated as of May 1, 2011 to the Distribution Agreement between the Trust and AXA Distributors, dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios. [29]

(e)(4)(vi)	Amendment No. 5 dated as of April 30, 2012 to the Distribution Agreement between the Trust and AXA Distributors dated as of July 1, 2004 with respect to the Class IB shares of the MONY Portfolios. [34]

(e)(4)(vii)	Amendment No. 6 dated as of September 1, 2014 to the Distribution Agreement between the Trust and AXA Distributors dated as of July 1, 2014 with respect to the Class IB shares of the MONY Portfolios. [44]

(e)(4)(viii)	Amendment No. 7 dated as of May 1, 2017 to the Distribution Agreement between the Trust and AXA Distributors dated as of July 1, 2014 with respect to the Class IB shares of the MONY Portfolios. [52]

(e)(5)(i)	Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to Class K shares. [29]

(e)(5)(ii)	Amendment No. 1 dated as of April 12, 2012 to the Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to Class K shares. [34]

(e)(5)(iii)	Amendment No. 2 dated as of August 29, 2012 to the Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to Class K shares. [36]

(e)(5)(iv)	Amendment No. 3 dated as of May 1, 2013 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [39]

(e)(5)(v)	Amendment No. 4 dated as of October 21, 2013 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [39]

(e)(5)(vi)	Amendment No. 5 dated as of April 4, 2014 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [43]

(e)(5)(vii)	Amendment No. 6 dated as of June 1, 2014 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [43]

(e)(5)(viii)	Amendment No. 7 dated as of July 16, 2014 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [44]

(e)(5)(ix)	Amendment No. 8 dated as of April 30, 2015 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [45]

(e)(5)(x)	Amendment No. 9 dated as of December 21, 2015 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [48]

(e)(5)(xi)	Amendment No. 10 dated as of December 9, 2016 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [51]

(e)(5)(xii)	Amendment No. 11 dated as of May 1, 2017 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [52]

(e)(5)(xiii)	Amendment No. 12 dated as of November 1, 2017 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [53]

(e)(5)(xiv)	Amendment No. 13 dated as of July 12, 2018 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [56]

(e)(5)(xv)	Form of Amendment No. 14 dated as of December 6, 2018 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. (filed herewith)

(e)(6)(i)	Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to the Class K shares of the MONY Portfolios. [29]

(e)(6)(ii)	Amendment No. 1 dated as of April 30, 2012 to the Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to the Class K shares of the MONY Portfolios. [34]

(e)(6)(iii)	Amendment No. 2 dated as of September 1, 2014 to the Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to the Class K shares of the MONY Portfolios. [44]

(e)(6)(iv)	Amendment No. 3 dated as of May 1, 2017 to the Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to the Class K shares of the MONY Portfolios. [52]

(e)(7)(i)	Amended and Restated Distribution Agreement between the Trust and AXA Distributors effective January 1, 2012 with respect to the Class IA shares. [35]

(e)(7)(ii)	Amendment No. 1 effective as of March 1, 2012 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors effective January 1, 2012 with respect to the Class IA shares. [35]

(e)(7)(iii)	Amendment No. 2 dated as of April 30, 2012, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of January 1, 2012 with respect to the Class IA shares. [36]

(e)(7)(iv)	Amendment No. 3 dated as of July 10, 2012, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of January 1, 2012 with respect to the Class IA shares. [36]

(e)(7)(v)	Amendment No. 4 dated as of June 1, 2014, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of January 1, 2012 with respect to the Class IA shares. [43]

(e)(7)(vi)	Amendment No. 5 dated as of July 16, 2014 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of January 1, 2012 with respect to the Class IA shares. [44]

(e)(7)(vii)	Amendment No. 6 dated as of July 14, 2015 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of January 1, 2012 with respect to the Class IA shares. [47]

(e)(8)(viii)	Amendment No. 7 dated as of December 9, 2016 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of January 1, 2012 with respect to the Class IA shares. [51]

(e)(8)(ix)	Amendment No. 8 dated as of May 1, 2017 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of January 1, 2012 with respect to the Class IA shares. [52]

(f)	Form of Deferred Compensation Plan.[3]

(g)	Custodian Agreements

(g)(1)(i)	Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[5]

(g)(1)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[7]

(g)(1)(iii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[8]

(g)(1)(iv)	Amendment No. 3, dated September 13, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[8]

(g)(1)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[10]

(g)(1)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [11]

(g)(1)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [14]

(g)(1)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [15]

(g)(1)(ix)	Amendment No. 8 dated April 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002. [16]

(g)(1)(x)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [17]

(g)(1)(xi)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [20]

(g)(1)(xii)	Amendment No. 11 dated July 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [20]

(g)(1)(xiii)	Amendment No. 12 dated January 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [21]

(g)(1)(xiv)	Amendment No. 13 dated May 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [22]

(g)(1)(xv)	Amendment No. 14 dated as of September 29, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [24]

(g)(1)(xvi)	Amendment No. 15 dated as of October 1, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [24]

(g)(1)(xvii)	Amendment No. 16 dated as of August 16, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [27]

(g)(1)(xviii)	Amendment No. 17 dated as of December 15, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [27]

(g)(1)(xix)	Amendment No. 18 dated as of December 7, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [28]

(g)(1)(xx)	Amendment No. 19 dated as of May 1, 2011 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [29]

(g)(1)(xxi)	Amendment No. 20 dated as of July 20, 2011 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [29]

(g)(1)(xxii)	Amendment No. 21 dated as of April 30, 2012 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [34]

(g)(1)(xxiii)	Amendment No. 22 dated as of June 1, 2013 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [39]

(g)(1)(xxiv)	Amendment No. 23 dated as of October 21, 2013 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [39]

(g)(1)(xxv)	Amendment No. 24 dated as of April 4, 2014 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [43]

(g)(1)(xxvi)	Amendment No. 25 dated as of June 1, 2014 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [43]

(g)(1)(xxvii)	Amendment No. 26 dated as of July 16, 2014 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [44]

(g)(1)(xxviii)	Amendment No. 27 dated as of April 30, 2015 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [46]

(g)(1)(xxvix)	Amendment No. 28 dated as of December 21, 2015 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [48]

(g)(1)(xxx)	Amendment No. 29 dated as of December 9, 2016 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [51]

(g)(1)(xxxi)	Amendment No. 30 dated as of May 1, 2017 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [52]

(g)(1)(xxxii)	Amendment No. 31 dated as of November 1, 2017 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[54]

(g)(1)(xxxiii)	Amendment No. 32 dated as of February 21, 2018 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [56]

(g)(1)(xxxiv)	Amendment No. 33 dated as of June 14, 2018 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [56]

(g)(1)(xxxv)	Form of Amendment No. 34 dated as of December 6, 2018 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. (filed herewith)

(h)	Other Material Contracts

(h)(1)(i)	Amended and Restated Mutual Fund Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [45]

(h)(1)(ii)	Amendment No. 1 dated as of July 14, 2015 to the Amended and Restated Mutual Fund Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [47]

(h)(1)(iii)	Amendment No. 2 dated as of September 1, 2015 to the Amended and Restated Mutual Fund Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [47]

(h)(1)(iv)	Amendment No. 3 dated as of December 21, 2015 to the Amended and Restated Mutual Fund Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [48]

(h)(1)(v)	Amendment No. 4 dated as of January 1, 2016 to the Amended and Restated Mutual Fund Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [48]

(h)(1)(vi)	Amendment No. 5 dated as of October 1, 2016 to the Amended and Restated Mutual Funds Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [51]

(h)(1)(vii)	Amendment No. 6 dated as of December 9, 2016 to the Amended and Restated Mutual Funds Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [51]

(h)(1)(viii)	Amendment No. 7 dated as of May 1, 2017 to the Amended and Restated Mutual Funds Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [52]

(h)(1)(ix)	Amendment No. 8 dated as of September 1, 2017 to the Amended and Restated Mutual Funds Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [53]

(h)(1)(x)	Amendment No. 9 dated as of November 1, 2017 to the Amended and Restated Mutual Funds Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [53]

(h)(1)(xi)	Amendment No. 10 dated as of July 12, 2018 to the Amended and Restated Mutual Funds Service Agreement dated April 1, 2015 between the Trust and FMG LLC. [56]

(h)(1)(xii)	Form of Amendment No. 11 dated as of December 6, 2018, 2018 to the Amended and Restated Mutual Funds Service Agreement dated April 1, 2015 between the Trust and FMG LLC. (filed herewith)

(h)(2)(i)	Sub-Administration Agreement between FMG LLC and JPMorgan Chase Bank dated May 1, 2011. [29]

(h)(2)(A)(i)	Sub-Administration Agreement dated April 1, 2015 between FMG LLC and JPMorgan Chase Bank. [46]

(h)(3)(i)	Expense Limitation Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [29]

(h)(3)(ii)	Amendment No. 1 dated as of June 7, 2011 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [30]

(h)(3)(iii)	Amendment No. 2 dated as of August 19, 2011 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [29]

(h)(3)(iv)	Amendment No. 3 effective as of January 1, 2012 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [31]

(h)(3)(v)	Amendment No. 4 effective as of April 12, 2012 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [34]

(h)(3)(vi)	Amendment No. 5 effective as of May 1, 2013 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [37]

(h)(3)(vii)	Amendment No. 6 effective as of May 1, 2013 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [37]

(h)(3)(viii)	Amendment No. 7 effective as of April 11, 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [43]

(h)(3)(ix)	Amendment No. 8 effective as of May 1, 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [43]

(h)(3)(x)	Amendment No. 9 effective as of June 1, 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [43]

(h)(3)(xi)	Amendment No. 10 effective as of July 16, 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [44]

(h)(3)(xii)	Amendment No. 11 effective as of September 1, 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [44]

(h)(3)(xiii)	Amendment No. 12 effective as of April 30, 2015 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [45]

(h)(3)(xiv)	Amendment No. 13 effective as of December 21, 2015 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [48]

(h)(3)(xv)	Amendment No. 14 effective as of January 1, 2016 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [48]

(h)(3)(xvi)	Amendment No. 15 effective as of May 1, 2016 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [49]

(h)(3)(xvii)	Amendment No. 16 effective as of December 9, 2016 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.[50]

(h)(3)(xviii)	Amendment No. 17 effective as of January 13, 2017 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.[50]

(h)(3)(xvix)	Amendment No. 18 effective as of May 1, 2017 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [52]

(h)(3)(xx)	Amendment No. 19 effective as of November 1, 2017 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [53]

(h)(3)(xxi)	Amendment No. 20 effective as of May 1, 2018 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [55]

(h)(3)(xxii)	Amendment No. 21 effective as of June 13, 2018 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [56]

(h)(3)(xxiii)	Amendment No. 22 dated as of July 12, 2018 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. [56]

(h)(3)(xxiv)	Form of Amendment No. 23 effective as of January 1, 2019, to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011. (filed herewith)

(h)(4)(i)	Amended and Restated Participation Agreement among the Trust, AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Distributors and AXA Advisors dated as of July 15, 2002.[6]

(h)(4)(ii)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[7]

(h)(4)(iii)	Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[8]

(h)(4)(iv)	Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[8]

(h)(4)(v)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[10]

(h)(4)(vi)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [12]

(h)(4)(vii)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [14]

(h)(4)(viii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [15]

(h)(4)(ix)	Amendment No. 8 dated January 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [17]

(h)(4)(x)	Amendment No. 9 dated May 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [20]

(h)(4)(xi)	Amendment No. 10 dated January 1, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [21]

(h)(4)(xii)	Amendment No. 11 dated May 1, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [22]

(h)(4)(xiii)	Amendment No. 12 dated September 29, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [24]

(h)(4)(xiv)	Amendment No. 13 dated August 16, 2010 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [27]

(h)(4)(xv)	Amendment No. 14 dated as of December 15, 2010 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [27]

(h)(4)(xvi)	Amendment No. 15 dated June 7, 2011 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002. [30]

(h)(4)(xvii)	Amendment No. 16 dated as of April 30, 2012 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable and AXA Distributors dated July 15, 2002. [36]

(h)(4)(xviii)	Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [38]

(h)(4)(xix)	Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [39]

(h)(4)(xx)	Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [39]

(h)(4)(xxi)	Amendment No. 3 dated as of April 4, 2014 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [43]

(h)(4)(xxii)	Amendment No. 4 dated as of June 1, 2014 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [43]

(h)(4)(xxiii)	Amendment No. 5 dated as of July 16, 2014 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [44]

(h)(4)(xxiv)	Amendment No. 6 dated as of April 30, 2015 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [45]

(h)(4)(xxv)	Amendment No. 7 dated as of December 21, 2015 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [48]

(h)(4)(xxvi)	Amendment No. 8 dated as of December 9, 2016 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [51]

(h)(4)(xxvii)	Amendment No. 9 dated as of May 1, 2017 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [52]

(h)(4)(xxviii)	Amendment No. 10 dated as of November 1, 2017 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [53]

(h)(4)(xxix)	Amendment No. 11 dated as of July 12, 2018 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [56]

(h)(4)(xxx)	Form of Amendment No. 12 dated as of December 6, 2018 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. (filed herewith)

(h)(5)(i)	Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Advisors, the Investment Plan for Employees, Managers and Agents, and AXA Equitable dated July 10, 2002.[6]

(h)(5)(ii)	Second Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26, 2012. [36]

(h)(5)(iii)	Amendment No. 1 dated as of September 1, 2014 to the Second Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26, 2012. [44]

(h)(5)(iv)	Amendment No. 2 dated as of April 30, 2015 to the Second Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26, 2012. [46]

(h)(6)(i)	Participation Agreement among the Trust, MONY Life Insurance Company (“MONY Life”), and AXA Distributors dated as of May 23, 2012. [40]

(h)(6)(ii)	Amendment No. 1 dated June 4, 2013 to the Amended and Restated Participation Agreement among the Trust, MONY Life, and AXA Distributors dated as of May 23, 2012. [40]

(h)(6)(iii)	Participation Agreement among the Trust, MONY Life Insurance Company (“MONY”) and AXA Distributors effective as of October 1, 2013. [40]

(h)(6)(iv)	Amendment No. 1 dated as of April 4, 2014 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013. [43]

(h)(6)(v)	Amendment No. 2 dated as of June 1, 2014 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013. [43]

(h)(6)(vi)	Amendment No. 3 dated as of July 16, 2014 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013. [44]

(h)(6)(vii)	Amendment No. 4 dated as of April 30, 2015 to the Participation Agreement among the Trust, MONY, and AXA Distributors effective as of October 1, 2013.[47]

(h)(6)(viii)	Amendment No. 5 dated as of December 9, 2016 to the Participation Agreement among the Trust, MONY, and AXA Distributors effective as of October 1, 2013. [51]

(h)(6)(ix)	Amendment No. 6 dated as of May 1, 2017 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013. [54]

(h)(6)(x)	Form of Amendment No. 7 dated as of July 13, 2018 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013. [56]

(h)(7)(i)	Amended and Restated Participation Agreement among the Trust, MONY Life Insurance Company of America (“MLOA”) and AXA Distributors dated as of May 23, 2012. [40]

(h)(7)(ii)	Amendment No. 1 dated as of June 4, 2013 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [40]

(h)(7)(iii)	Amendment No. 2 dated as of October 21, 2013 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [40]

(h)(7)(iv)	Amendment No. 3 dated as of November 1, 2013 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [42]

(h)(7)(v)	Amendment No. 4 dated as of April 4, 2014 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [43]

(h)(7)(vi)	Amendment No. 5 dated as of June 1, 2014 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [43]

(h)(7)(vii)	Amendment No. 6 dated as of July 16, 2014 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [44]

(h)(7)(viii)	Amendment No. 7 dated as of April 30, 2015 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [45]

(h)(7)(ix)	Amendment No. 8 dated as of December 21, 2015 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [48]

(h)(7)(x)	Amendment No. 9 dated as of December 9, 2016 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [51]

(h)(7)(xi)	Amendment No. 10 dated as of May 1, 2017 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [52]

(h)(7)(xii)	Amendment No. 11 dated as of November 1, 2017 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [53]

(h)(7)(xiii)	Amendment No. 12 dated as of July 12, 2018 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. [56]

(h)(7)(xiv)	Form of Amendment No. 13 dated as of December 6, 2018 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012. (filed herewith)

(h)(8)	Form of Securities Lending Agreement with JPMorgan Chase Bank National Association. [49]

(i)	Legal Opinion

(i)(1)	Opinion and Consent of K&L Gates LLP. (filed herewith)

Other Consents

(j)(1)	None

(k)	None

(l)	None

(m)	Distribution Plans

(m)(1)(a)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares adopted as of July 14, 2010. [26]

(m)(2)(a)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares of the MONY Portfolios adopted as of July 14, 2010. [26]

(m)(3)(a)	Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA shares adopted as of July 12, 2011. [33]

(n)	Multiple Class Plan

(n)(1)	Revised Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act. [29]

(p)	Codes of Ethics

(p)(1)	Code of Ethics of the Trust, FMG LLC and AXA Distributors, revised as of January, 2018. [55]

(p)(2)	Revised Code of Ethics of AllianceBernstein, updated January, 2017. [53]

(p)(3)	Code of Ethics of Capital Guardian, revised as of December 2017. [55]

(p)(4)	Code of Ethics of J.P. Morgan, revised as of October 2017. [55]

(p)(5)	Revised Code of Ethics of MFSIM, effective October 31, 2016. [52]

(p)(6)	Code of Ethics of MSIM, revised as of December 2017. [55]

(p)(7)	Code of Ethics of T. Rowe Price, revised as of March 2017. [55]

(p)(8)	Code of Ethics of PIMCO, revised as of December 2017. [55]

(p)(9)	Code of Ethics of Wellington, revised April 2017. [55]

(p)(10)	Code of Ethics of GAMCO, revised as of March 2017. [55]

(p)(11)	Code of Ethics of SSgA FM, revised as of December 2017. [55]

(p)(12)	Revised Code of Ethics of UBS, effective December, 2015. [52]

(p)(13)	Revised Code of Ethics of Wells Capital and WFAM (International) effective September 30, 2016. [52]

(p)(14)	Code of Ethics of Lord Abbett, revised as of April 2017. [55]

(p)(15)	Revised Code of Ethics of Dreyfus and BNY Mellon, effective December 2014. [44]

(p)(16)	Revised Code of Ethics of Franklin Advisory, Franklin Mutual, Franklin Advisers, and Templeton Global revised May 2010 effective May 1, 2013. [41]

(p)(17)	Revised Code of Ethics of Oppenheimer, effective May 26, 2016. [52]

(p)(18)	Code of Ethics of BlackRock Investment, BlackRock Capital and BlackRock Financial, revised as of May 2017. [55]

(p)(19)	Code of Ethics of Invesco, revised as of January 2018. [55]

(p)(20)	Code of Ethics of Harris Associates. (to be filed by Amendment)

(p)(21)	Code of Ethics of EARNEST, revised August 4, 2008. [31]

(p)(22)	Code of Ethics of AXA IM, revised as of January 2015. [55]

(p)(23)	Code of Ethics of Palisade Capital, revised as of January 2018. [55]

(p)(24)	Code of Ethics of AXA Rosenberg revised November 2013. [43]

(p)(25)	Code of Ethics of Diamond Hill, revised as of January 2017. [55]

(p)(26)	Revised Code of Ethics of Allianz, amended December 12, 2016. [52]

(p)(27)	Code of Ethics of ClearBridge. [42]

(p)(28)	Revised Code of Ethics of Horizon, updated December, 2015. [52]

(p)(29)	Code of Ethics of Scotia Institutional. [42]

(p)(30)	Code of Ethics of Westfield, revised as of August 2017. [55]

(p)(31)	Revised Code of Ethics of Post effective May, 2015. [52]

(p)(32)	Revised Code of Ethics of Thornburg dated March 2016. [52]

(p)(33)	Code of Ethics of DoubleLine and DoubleLine Equity, revised as of September 2017. [55]

(p)(34)	Code of Ethics of Goldman, revised as of April 2017. [55]

(p)(35)	Code of Ethics of Loomis, revised as of August 2017. [55]

(p)(36)	Code of Ethics of QS Investors, as amended June 2014. [47]

(p)(37)	Code of Ethics of Federated, effective January, 2016. [49]

(p)(38)	Code of Ethics of Vaughan Nelson, revised as of August 2017. [55]

(p)(39)	Code of Ethics of HS Management. [51]

(p)(40)	Code of Ethics of Janus, revised as of August 2017. [55]

(p)(41)	Code of Ethics of Polen. [51]

(p)(42)	Code of Ethics of Barrow Hanley. [54]

(p)(43)	Code of Ethics of American Century. [56]

(p)(44)	Code of Ethics of FIAM. [56]

(p)(45)	Code of Ethics of Ivy. [56]

(p)(46)	Code of Ethics of Lazard. [56]

(p)(47)	Code of Ethics of First Trust. (filed herewith)

Other Exhibits:

Power of Attorney for Thomas W. Brock[48]

Revised Powers of Attorney. [16]

Powers of Attorney for Kenneth L. Walker and Caroline L. Williams. [31]

Powers of Attorney for Donald E. Foley and H. Thomas McMeekin. [40]

Powers of Attorney for Mark A. Barnard and Gloria D. Reeg. [52]

1.	Incorporated by reference to and/or previously filed with Registrant’s Registration Statement on Form N-1A filed on December 3, 1996 (File No. 333-17217).
2.	Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on January 23, 1997 (File No. 333-17217).
3.	Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on April 7, 1997 (File No. 333-17217).
4.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on January 23, 2001 (File No. 333-17217).
5.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed on April 3, 2002 (File No. 333-17217).

6.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A filed on February 7, 2003 (File No. 333-17217).
7.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A filed on February 10, 2004 (File No. 333-17217).
8.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A filed on October 15, 2004 (File No. 333-17217).
9.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A filed on February 8, 2005 (File No. 333-17217).
10.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2005 (File No. 333-17217).
11.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on August 24, 2005 (File No. 333-17217).
12.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed on April 5, 2006 (File No. 333-17217).
13.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A filed on August 23, 2006 (File No. 333-17217).
14.	Incorporated by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A filed on February 2, 2007 (File No. 333-17217).
15.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A filed on April 27, 2007 (File No. 333-17217).
16.	Incorporated by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A filed on October 4, 2007 (File No. 333-17217).
17.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed on December 27, 2007 (File No. 333-17217).
18.	Incorporated by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A filed on February 1, 2008 (File No. 333-17217).
19.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on April 1, 2008 (File No. 333-17217).
20.	Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A filed on February 13, 2009 (File No. 333-17217).
21.	Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed on March 16, 2009 (File No. 333-17217).
22.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A filed on April 15, 2009 (File No. 333-17217).
23.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on April 29, 2009 (File No. 333-17217).
24.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2010 (File No. 333-17217).
26.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A filed on October 5, 2010 (File No. 333-17217).
27.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A filed on February 3, 2011 (File No. 333-17217).
28.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2011 (File No. 333-17217).

29.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on August 16, 2011 (File No. 333-17217).
30.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A filed on August 17, 2011 (File No. 333-17217).
31.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2012 (File No. 333-17217).
32.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A filed on February 1, 2012 (File No. 333-17217).
33.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A filed on February 6, 2012 (File No. 333-17217).
34	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2012 (File No. 333-17217).
35.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2012 (File No. 333-17217).
36.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A filed on February 7, 2013 (File No. 333-17217).
37.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 98 to the Registrant’s Registration Statement filed on April 30, 2013 (File No. 333-17217).
38.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 100 to the Registrant’s Registration Statement filed on July 22, 2013 (File No. 333-17217).
39.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on October 1, 2013 (File No. 333-17217).
40.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 103 to the Registrant’s Registration Statement filed on January 10, 2014 (File No. 333-17217).
41.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 104 to the Registrant’s Registration Statement filed on February 11, 2014 (File No. 333-17217).
42.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 106 to the Registrant’s Registration Statement filed on April 11, 2014 (File No. 333-17217).
43.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 108 to the Registrant’s Registration Statement filed on April 30, 2014 (File No. 333-17217).
44.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 112 to the Registrant’s Registration Statement filed on February 5, 2015. (File No. 333-17217).
45.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 113 to the Registrant’s Registration Statement filed on April 17, 2015. (File No. 333-17217).
46.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 114 to the Registrant’s Registration Statement filed on April 24, 2015. (File No. 333-17217).
47.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 118 to the Registrant’s Registration Statement filed on December 17, 2015. (File No. 333-17217).\

48.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 120 to the Registrant’s Registration Statement filed on February 11, 2016. (File No. 333-17217).
49.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 121 to the Registrant’s Registration Statement filed on April 25, 2016. (File No. 333-17217).
50.	Incorporated by reference and/or previously filed with Registrant’s Registration Statement on Form N-14 filed on January 17, 2017 (File No. 333-17217).
51.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 123 to the Registrant’s Registration Statement filed on January 31, 2017 (File No. 333-17217).
52.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 125 to the Registrant’s Registration Statement filed on April 28, 2017 (File No. 333-17217).
53.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 128 to the Registrant’s Registration Statement filed on October 27, 2017 (File No. 333-17217).
54.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 130 to the Registrant’s Registration Statement filed on January 26, 2018 (File No. 333-17217).
55.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 132 to the Registrant’s Registration Statement filed on April 26, 2018 (File No. 333-17217).
56.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 135 to the Registrant’s Registration Statement filed on July 31, 2018 (File No. 333-17217).

Item 29.	Persons Controlled by or Under Common Control with the Trust

AXA Equitable Life Insurance Company (“AXA Equitable”) controls the Trust by virtue of its ownership of a substantial majority of the Trust’s shares. All shareholders of the Trust are required to solicit instructions from their respective contract owners as to certain matters, if applicable. The Trust may in the future offer its shares to insurance companies affiliated and unaffiliated with AXA Equitable, to the AXA Equitable 401(k) Plan, to other tax-qualified retirement plans, to other series of the Trust and to series of AXA Premier VIP Trust, a separate registered investment company managed by FMG LLC, and to other investors eligible under applicable tax regulations.

AXA Equitable is a New York stock life insurance corporation and is a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”), which is a wholly owned subsidiary of AXA Equitable Holdings, Inc. (“Equitable Holdings”). Equitable Holdings is currently a majority owned subsidiary of AXA S.A. (“AXA”), a French insurance holding company. AXA Financial continues to own 100% of AXA Equitable’s common stock. FMG LLC is a wholly owned subsidiary of AXA Equitable.

AXA owns approximately 70% of the outstanding common stock of Equitable Holdings. AXA is the holding company for an international group of insurance and related financial services companies. AXA’s insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in other regions including the Middle East, Africa and Latin America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities globally.

Item 30.	Indemnification

Registrant’s Second Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”)

Article VII, Section 2 of the Declaration of Trust of EQ Advisors Trust (“Trust”) states, in relevant part, that a “Trustee or officer of the Trust, when acting in such capacity, shall not be personally liable to any Person, other than to the Trust, a Series or a Shareholder to the extent expressly provided in this Article VII. No person who is or has been a Trustee or officer of the Trust shall be liable to the Trust, or a Series or a Shareholder for any action or failure to act or for any other reason except solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee or officer as described herein, and shall not be liable for errors of judgment or mistakes of fact or law. A Trustee or officer of the Trust shall not be responsible or liable in any event for any neglect or wrongdoing of any person, including any other Trustee, officer, agent, employee, Manager, or Principal Underwriter of the Trust or any Series.” Article VII, Section 4 of the Trust’s Declaration of Trust states, in relevant part, that the “Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee, or agent of the Trust in connection with any claim, action, suit, or proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee of the Trust.” Article VII, Section 5 of the Trust’s Declaration of Trust further states:

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer or employee of the Trust, or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the maximum extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust, a Series or any Shareholder by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described herein; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described herein: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

Registrant’s Investment Management Agreements states:

Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

Sections 5(a) and 5(b) of the Registrant’s Investment Advisory Agreements generally state:

5.	LIABILITY AND INDEMNIFICATION

(a) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its Affiliates with respect to the services provided to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

(b) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnities may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Manager which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees for use therein.

Section 14 of the Registrant’s Distribution Agreements states:

The Trust shall indemnify and hold harmless [the Distributor] from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which [the Distributor] may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trustees, agents or representatives, other than acts or omissions caused directly or indirectly by [the Distributor].

[The Distributor] will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust, its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of [the Distributor] in its capacity as a principal underwriter of the Trust’s Class [IA, IB and/or K] shares and will reimburse the Trust, its officers, Trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that [the Distributor] shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

Section 6 of the Registrant’s Amended and Restated Mutual Funds Service Agreement states:

(a)    FMG LLC shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or gross negligence on FMG LLC’s part (or on the part of any third party to whom FMG LLC has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by FMG LLC (or by such third party) of its obligations and duties under this Agreement (in the case of FMG LLC) or under an agreement with FMG LLC (in the case of such third party) or, subject to Section 10 below, FMG LLC’s (or such third party) refusal or failure to comply with the terms of this Agreement (in the case of FMG LLC) or an agreement with FMG LLC (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of FMG LLC) or under an agreement with FMG LLC (in the case of such third party). In no event shall FMG LLC (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if FMG LLC (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b)    Except to the extent that FMG LLC may be held liable pursuant to Section 6(a) above, FMG LLC shall not be responsible for, and the Trust shall indemnify and hold FMG LLC harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities including, but not limited to, those arising out of or attributable to:

(i)    any and all actions of FMG LLC or its officers or agents required to be taken pursuant to this Agreement;

(ii)    the reliance on or use by FMG LLC or its officers or agents of information, records, or documents which are received by FMG LLC or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii)    the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving gross negligence or willful misfeasance;

(iv)    the breach of any representation or warranty of the Trust hereunder;

(v)    the reliance on or the carrying out by FMG LLC or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi)    any delays, inaccuracies, errors in or omissions from information or data provided to FMG LLC by data services, including data services providing information in connection with any third party computer system licensed to FMG LLC, and by any corporate action services, pricing services or securities brokers and dealers;

(vii)    the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii)    any failure of the Trust’s Registration Statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix)    except as provided for in Schedule B.III., the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x)    all actions, inactions, omissions, or errors caused by third parties to whom FMG LLC or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Portfolio, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify FMG LLC pursuant to this Agreement.

Section 12(a)(iv) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

Article VIII of the Registrant’s Participation Agreement states:

8.1(a). AXA Equitable Life Insurance Company (for the purposes of this Article, “Equitable”) agrees to indemnify and hold harmless the Trust, each member of the Board, the Distributors, and the directors and officers and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Equitable), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or contained in the Equitable Contracts or sales literature for the Equitable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Equitable by or on behalf of the Trust for use in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or in the Equitable Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust not supplied by Equitable or persons under its control) or wrongful conduct of Equitable or persons under its control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or Statement of Additional Information, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust by or on behalf of Equitable; or

(iv) arise as a result of any failure by Equitable to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

(v) arise out of or result from any material breach of any representation and/or warranty made by Equitable in this Agreement or arise out of or result from any other material breach of this Agreement by Equitable;

as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof…

8.2(a). Each of the Distributors agrees to indemnify and hold harmless Equitable, and the Trust and each of their directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributors), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributors or Trust by or on behalf of Equitable for use in the Registration Statement, prospectus, or Statement of Additional Information for the Trust, or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or Statement of Additional Information, or sales literature for the Equitable Contracts not supplied by the Distributors or persons under their control) or wrongful conduct of the Distributors or persons under their control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or Statement of Additional Information or sales literature covering the Equitable Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to Equitable by or on behalf of the Distributors or the Trust; or

(iv) arise as a result of any failure by the Distributors or the Trust to provide the services and furnish the materials required to be provided or furnished by the Distributors or the Trust under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification or other qualification requirements specified in Article VI of this Agreement); or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Distributors in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributors;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof…

8.3(a) The Trust agrees to indemnify and hold harmless Equitable and each of its directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust and:

(i) arise as a result of any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof…

Article VII of the Registrant’s Second Amended and Restated Retirement Plan Participation Agreement states:

7.1. Indemnification By the Plan. Except as provided to the contrary in Section 7.4 or 7.5 hereof, AXA Equitable and the Plan shall jointly and severally indemnify and hold harmless the Trust, each member of the Board, the Distributor, the trustees, directors and officers thereof and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of AXA Equitable and the Plan), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to, arise out of or are based upon:

(i) the failure (intentional or otherwise) of the Plan at any time to be or to continue to be a Qualified Plan…;

(ii) the sale or acquisition of the Class K shares of the Designated Portfolios and (1) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact made by AXA Equitable or the Plan or any person under its control or the omission or the alleged omission to state a material fact required to be stated or necessary to make such statements not misleading, unless such statement or omission or alleged statement or omission was made in reliance upon and in conformity with information furnished by the Trust or the Distributor to AXA Equitable or the Plan for use in connection with the sale or distribution of Class K shares of the Designated Portfolios; or (2) arise out of or as a result of warranties or representations (other than warranties or representations contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust not supplied by the Plan or persons under its control) or wrongful conduct of AXA Equitable or the Plan or any of such, with respect to the sale or distribution of Class K shares of the Designated Portfolios; or (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if such a statement or omission was made in reliance upon information furnished to the Trust or the Distributor by AXA Equitable or the Plan or persons under their control; or

(iii) arise as a result of any failure by the Plan to provide the services or furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

(iv) arise out of or result from any material breach of any representation and/or warranty made by AXA Equitable or the Plan in this Agreement or arise out of or result from any other material breach of this Agreement by AXA Equitable or the Plan.

7.2. Indemnification by the Distributor. Except as provided to the contrary in Section 7.4 or 7.5 hereof, the Distributor shall indemnify and hold harmless the Plan, its trustees, the Trust, the Board and their officers and each person, if any, who controls the Plan within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to, arise out of or are based upon

(i) the sale or acquisition of Class K shares of the Designated Portfolios by the Plan and (1) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by the Distributor to the Trust for use in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or otherwise for use in connection with the sale or acquisition of Class K shares of the Delegated Portfolios by the Plan; or (2) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, but only if such statement or omission was made in reliance upon information furnished to the Plan or the Trust by the Distributor; or

(ii) any failure by the Distributor to provide the services and furnish the materials required to be provided or furnished by the Distributor under the terms of this Agreement; or

(iii) arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor.

7.3. Indemnification by the Trust. Except as provided to the contrary in Section 7.4 or 7.5 hereof, the Trust shall indemnify and hold harmless the Plan and each of its trustees and officers, the Distributor, the directors and officers thereof and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to, arise out of or are based upon:

(i) any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust….

UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Manager and Advisers

FMG LLC is a registered investment adviser and serves as investment manager for all funds of the Registrant. The descriptions of FMG LLC and each of the advisers, as applicable, under the caption “Management of the Trust - The Manager” or “About the Investment Portfolios” in the Prospectuses and under the caption “Investment Management and Other Services” in the Statements of Additional Information constituting Parts A and B, respectively, of the Trust’s Registration Statement are incorporated herein by reference.

The information as to the directors and officers of FMG LLC is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-72220) and is incorporated herein by reference.

FMG LLC, with the approval of the Registrant’s Board of Trustees, selects advisers for certain portfolios of the Registrant. The following companies, all of which are registered investment advisers, serve as advisers for such portfolios.

The information as to the directors and officers of MFSIM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17352) and is incorporated herein by reference.

The information as to the directors and officers of MSIM is set forth in Morgan Stanley Dean Witter Investment Management Inc.’s Form ADV filed with the Securities and Exchange Commission (File No. 801-15757) and is incorporated herein by reference.

The information as to the directors and officers of J. P. Morgan is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21011) and is incorporated herein by reference.

The information as to the directors and officers of WFAM (International) is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-42427) and is incorporated herein by reference.

The information as to the directors and officers of AllianceBernstein is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720) and is incorporated herein by reference.

The information as to the directors and officers of Capital Guardian is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60145) and is incorporated herein by reference.

The information as to the directors and officers of GAMCO is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-14132) and is incorporated herein by reference.

The information as to the directors and officers of UBS is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-34910) and is incorporated herein by reference.

The information as to the directors and officers of Wellington is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15908) and is incorporated herein by reference.

The information as to the directors and officers of PIMCO is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48187) and is incorporated herein by reference.

The information as to directors and officers of Lord Abbett is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-6997) and is incorporated herein by reference.

The information as to directors and officers of Dreyfus is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-8147) and is incorporated herein by reference.

The information as to directors and officers of Franklin is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-51967) and is incorporated herein by reference.

The information as to directors and officers of Franklin Mutual is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-53068) and is incorporated herein by reference.

The information as to directors and officers of Oppenheimer is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-8253) and is incorporated herein by reference.

The information as to directors and officers of Franklin Advisers is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-26292) and is incorporated herein by reference.

The information as to directors and officers of BlackRock Investment is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56972) and is incorporated herein by reference.

The information as to directors and officers of T. Rowe Price is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-856) and is incorporated herein by reference.

The information as to directors and officers of SSgA FM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60103) and is incorporated herein by reference.

The information as to directors and officers of Wells Capital is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21122) and is incorporated herein by reference.

The information as to directors and officers of Invesco is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-33949) and is incorporated herein by reference.

The information as to directors and officers of EARNEST is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56189) and is incorporated herein by reference.

The information for AXA IM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-60374) and is incorporated herein by reference.

The information for Palisade Capital is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48401) and is incorporated herein by reference.

The information for AXA Rosenberg is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56080) and is incorporated herein by reference.

The information for Diamond Hill is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-32176) and is incorporated herein by reference.

The information for Allianz is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-69803) and is incorporated herein by reference.

The information for BlackRock Financial is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-48433) and is incorporated herein by reference.

The information for ClearBridge is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-64710) and is incorporated herein by reference.

The information for Horizon is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-47515) and is incorporated herein by reference.

The information for Scotia Institutional is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-49353) and is incorporated herein by reference.

The information for Westfield is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-69413) and is incorporated herein by reference.

The information for Thornburg is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17853) and is incorporated herein by reference.

The information for Post is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-57939) and is incorporated herein by reference.

The information for DoubleLine and DoubleLine Equity is set forth in their Form ADV filed with the Securities and Exchange Commission (File Nos. 801-70942 and 801-77611, respectively) and is incorporated herein by reference.

The information for Goldman is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-37591) and is incorporated herein by reference.

The information for Loomis is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-170) and is incorporated herein by reference.

The information for QS Investors is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-70974) and is incorporated herein by reference.

The information for Federated is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-62500) and is incorporated herein by reference.

The information for Vaughan Nelson is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-51795) and is incorporated herein by reference.

The information for HS Management is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-68501) and is incorporated herein by reference.

The information for Polen is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15180) and is incorporated herein by reference.

The information for Janus is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-13991) and is incorporated herein by reference.

The information for Barrow Hanley is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-31237) and is incorporated herein by reference.

The information for Templeton Global is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-42343) and is incorporated herein by reference.

The information for American Century is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-08174) and is incorporated herein by reference.

The information for FIAM is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-63658) and is incorporated herein by reference.

The information for Ivy is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-61515) and is incorporated herein by reference.

The information for Lazard is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-61701) and is incorporated herein by reference.

The information for First Trust is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-39950) and is incorporated herein by reference.

Item 32.	Principal Underwriter.

(a)    AXA Distributors is the principal underwriter of the Trust’s shares. AXA Distributors also serves as a principal underwriter for AXA Premier VIP Trust and Separate Account No. 49 of AXA Equitable.

(b)    Set forth below is certain information regarding the directors and officers of AXA Distributors, the principal underwriter of the Trust’s shares. The business address of each person listed below is 1290 Avenue of the Americas, New York, New York 10104.

AXA Distributors, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, INC.	POSITIONS AND OFFICES WITH THE TRUST
DIRECTORS Ronald Herrmann Kevin M. Kennedy Stephen Scanlon Brian Winikoff	Director Director Director Director	None None None None

OFFICERS

Brian Winikoff

Kevin M. Kennedy

Graham Day

Michael B. Healy

Kathryn Ferrero

Harvey T. Fladeland

Peter D. Golden

Ronald Hermann

Evan Hirsch

David Kahal

Prabha (“Mary”) Ng

Trey Reynolds

Stephen Scanlon

Michael Schumacher

Mark Teitelbaum

David Veale

Gerald J. Carroll

Mathew Drummond

Alfred D’Urso

Karen Farley

Richard Frink

Michael J. Gass

Nicholas J. Gismondi

Laird Johnson

Gina Jones

Joshua Katz

James Long

Page W. Long

James S. O’Connor

Edward Rosenblatt

Matthew A. Schirripa

Samuel Schwartz

William Sorrentino

Stephen Sutter

Yun (“Julia”) Zhang

Jonathan Zales

Elizabeth M. Hafez

Gregory C. Lashinsky

Chairman of the Board, Chief Executive Officer & Chief Retirement Savings Officer

President

Senior Vice President

Executive Vice President

Senior Vice President

Senior Vice President

Senior Vice President

Senior Vice President

Senior Vice President

Senior Vice President

Senior Vice President and Chief Information Security Officer

Senior Vice President

Senior Vice President

Senior Vice President

Senior Vice President

Senior Vice President

Vice President

Vice President

Vice President and Chief Compliance Officer

Vice President

Vice President

Vice President

Vice President and Chief Financial Officer

Vice President

Vice President and Financial Crime Officer

Vice President

Vice President

Vice President

Vice President

Vice President and General Counsel

Vice President

Vice President

Vice President

Vice President and Assistant Treasurer

Vice President and Treasurer

Vice President

Assistant Vice President

Assistant Vice President

And Financial Operations Principal

None None None None None None None None None None None None None None None None None None None None None None None None None None None None None None None None None None None None None None

AXA Distributors, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH AXA DISTRIBUTORS, INC.	POSITIONS AND OFFICES WITH THE TRUST
Enrico Mossa James C. Pazareskis Caitlin Schirripa Denise Tedeschi Kadeidre Screen Francesca Divone	Assistant Vice President Assistant Vice President Assistant Vice President Assistant Vice President and Assistant Secretary Assistant Secretary Secretary	None None None None None None

(c)	Inapplicable.

Item 33.	Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:

JPMorgan Chase Bank

270 Park Avenue

New York, New York 10007

(b)

With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant’s Manager or Sub-Administrator:

AXA Equitable Funds Management Group, LLC* 1290 Avenue of the Americas New York, NY 10104	J.P. Morgan Chase Bank, N.A. 70 Fargo Street Boston, MA 02210

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Adviser or Sub-Advisers:

AXA Equitable Funds Management Group, LLC 1290 Avenue of the Americas New York, NY 10104*	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, NY 10105

AXA Investment Managers, Inc. One Fawcett Place Greenwich, CT 06830	AXA Rosenberg Investment Management LLC 4 Orinda Way, Building E Orinda, CA 94563

Allianz Global Investors US LLC Four Embarcadero Center San Francisco, CA 94111-4189	Barrow, Hanley, Mewhinney & Strauss, LLC 2200 Ross Avenue, 31st Flr. Dallas, TX 75201-2761

American Century Investment Management, Inc. 4500 Main Street Kansas City, MO 64111	BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022

BlackRock Investment Management LLC P.O. Box 9011 Princeton, NJ 08543-9011	ClearBridge Advisors LLC 620 Eighth Avenue New York, NY 10018

Capital Guardian Trust Company 11100 Santa Monica Boulevard 17th Floor Los Angeles, CA 90025	The Dreyfus Corporation 200 Park Avenue New York, NY 10166

Diamond Hill Capital Management, Inc. 325 John H. McConnell Blvd., Suite 200 Columbus, OH 43215	DoubleLine Capital LP 333 South Grand Avenue, 18th Flr. Los Angeles, CA 90071

DoubleLine Equity LP 505 North Brand Blvd., Suite 860 Glendale, CA 91203	Federated Global Investment Corp. 101 Park Avenue, Suite 4100 New York, NY 10178-0002

EARNEST Partners, LLC 1180 Peachtree Street, NE Atlanta, GA, 30309	FIAM LLC 900 Salem Street Smithfield, RI 02917

First Trust Advisors, L.P. 1290 East Liberty Drive Wheaton, IL 60187	Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078

Franklin Advisory Services, LLC One Parker Plaza, Ninth Floor Fort Lee, NJ 07024	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906

GAMCO Asset Management Inc. One Corporate Center Rye, NY 10580	Goldman Sachs Asset Management, L.P. 200 West Street New York, NY 10282

Harris Associates LP 111 S. Wacker Drive, Suite 4600 Chicago, IL 60606	Horizon Asset Management, Inc. 470 Park Avenue South New York, NY 10016

HS Management Partners, LLC 640 Fifth Avenue, New York, NY 10019	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309

Ivy Investment Management Company 6300 Lamar Avenue Overland Park, KS 66202	JPMorgan Investment Management Inc. 522 Fifth Avenue New York, NY 10036

Janus Capital Management LLC 151 Detroit Street, Denver, Colorado 80206-4805	Loomis, Sayles & Company, L.P. One Financial Center Boston, Massachusetts 02111

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020

Lord Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	OppenheimerFunds, Inc. Two World Financial Center 225 Liberty Street, 11th Floor New York, NY 10281-1008

MFS Investment Management 111 Huntington Avenue Boston, MA 02199	Palisade Capital Management, L.L.C. One Bridge Plaza Fort Lee, NJ 07024

Post Advisory Group, LLC 11755 Wilshire Boulevard Suite, 1400 Los Angeles, CA 90025	Pacific Investment Management Company, LLC 840 Newport Center Drive Newport Beach, CA 92660

SSgA Funds Management One Lincoln Street Boston, MA 02111	Polen Capital Management 1825 NW Corporate Boulevard, Suite 300, Boca Raton, FL 33431

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	QS Investors, LLC 880 Third Avenue, 7th Floor New York, New York 10022

Thornburg Investment Management, Inc. 2300 North Ridgetop Road Santa Fe, NM 87506	Scotia Institutional Asset Management US, Ltd 1 Adelaide Street East Toronto, Ontario Canada M5C2V9

Vaughan Nelson Investment Management, LP 600 Travis, Suite 6300 Houston, TX 77002-3071	Templeton Global Advisors Limited Lyford Cay, Nassau, Bahamas

UBS Global Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Wells Capital Management 525 Market Street 10th Floor San Francisco, CA 94105

WFAM (International) 30 Fenchurch Street London EC3M 3BD England	Wellington Management Company LLP 75 State Street Boston, MA 02109

Westfield Capital Management Company One Financial Center Boston, MA 02111

*

AXA Equitable Funds Management Group, LLC may maintain certain books and records at the offices of its parent, AXA Equitable Life Insurance Company, at 525 Washington Blvd, Jersey City, NJ 07310 and 780 Johnson Ferry Road, Suite 600, Atlanta, GA 30342 and at offsite storage facilities, including: (1) EDM Americas, 109 Lakeside Avenue, Delano, PA 18220, W.W. Scranton Office Park, 100 Ernie Preate Dr., Moosic, PA 18507, 199 South St., West Pittston, PA 18643 and 151-15 East Market St., Wilkes-Barre, PA 18701; (2) Iron Mountain 6667 Deere Road, Syracuse, NY 13206-1724, 4500 Steelway Blvd., Liverpool, NY 13090-3514 and 220 Wavel St., Syracuse, NY 13206-1312.

Item 34.	Management Services

None.

Item 35.	Undertakings

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 138 to its Registration Statement on Form N-1A (“Post-Effective Amendment”) meets all of the requirements for effectiveness under Rule 485(b) under the 1933 Act and that the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 20th day of December 2018.

EQ ADVISORS TRUST

By:	/s/ Steven M. Joenk

Name:	Steven M. Joenk
Title:	Trustee, President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven M. Joenk	Trustee, President and Chief Executive Officer	December 20, 2018
Steven M. Joenk

/s/ Christopher P. A. Komisarjevsky*	Trustee	December 20, 2018
Christopher P.A. Komisarjevsky

/s/ Gary S. Schpero*	Trustee and Chairman of the Board	December 20, 2018
Gary S. Schpero

/s/ Kenneth L. Walker*	Trustee	December 20, 2018
Kenneth L. Walker

/s/ Caroline L. Williams*	Trustee	December 20, 2018
Caroline L. Williams

/s/ Donald E. Foley*	Trustee	December 20, 2018
Donald E. Foley

/s/ H. Thomas McMeekin*	Trustee	December 20, 2018
H. Thomas McMeekin

/s/ Thomas W. Brock*	Trustee	December 20, 2018
Thomas W. Brock

/s/ Mark A. Barnard*	Trustee	December 20, 2018
Mark A. Barnard

/s/ Gloria D. Reeg*	Trustee	December 20, 2018
Gloria D. Reeg

/s/ Brian Walsh	Treasurer and Chief Financial Officer	December 20, 2018
Brian Walsh

* By:	/s/ Steven M. Joenk
Steven M. Joenk
(Attorney-in-Fact)

EXHIBIT INDEX

(d)(1)(i)(A)(i)	Form of Investment Advisory Agreement dated as of November 1, 2018 between EQ Advisors Trust (the “Trust”) and AXA Equitable Funds Management Group, LLC (“FMG LLC” or “AXA FMG”).

(d)(1)(i)(A)(ii)	Form of Amendment No. 1 dated December 6, 2018 to the Investment Advisory Agreement between the Trust and FMG LLC dated November 1, 2018.

(d)(20)(i)	Form of Investment Sub-Advisory Agreement between FMG LLC and Invesco Advisers, Inc. (“Invesco”) dated as of November 1, 2018.

(d)(20)(ii)	Form of Amendment No. 1 dated December 6, 2018 to the Investment Sub-Advisory Agreement between FMG LLC and Invesco dated November 1, 2018.

(d)(24)(i)	Investment Sub-Advisory Agreement between FMG LLC and AXA Investment Managers, Inc. (“AXA IM”) dated as of November 2, 2018.

(d)(24)(ii)	Form of Amendment No. 1 dated December 6, 2018 to the Investment Sub-Advisory Agreement between FMG LLC and AXA IM dated as of November 2, 2018.

(d)(36)(i)	Form of Investment Sub-Advisory Agreement between FMG LLC and Goldman Sachs Asset Management, L.P. (“Goldman”), dated as of November 1, 2018.

(d)(36)(ii)	Form of Amendment No. 1 dated December 6, 2018 to the Investment Sub-Advisory Agreement between FMG LLC and Goldman dated as of November 1, 2018.

(d)(38)(i)	Form of Investment Sub-Advisory Agreement between FMG LLC and QS Investors, LLC (“QS Investors”) dated as of November 1, 2018.

(d)(38)(ii)	Form of Amendment No. 1 dated December 6, 2018 to the Investment Sub-Advisory Agreement between FMG LLC and QS Investors dated as of November 1, 2018.

(d)(46)(i)	Form of Investment Sub-Advisory Agreement between FMG LLC and American Century Investment Management, Inc. (“American Century”) dated as of November 1, 2018.

(d)(46)(ii)	Form of Amendment No. 1 dated as of December 6, 2018 to the Investment Sub-Advisory Agreement between FMG LLC and American Century dated as of November 1, 2018.

(d)(51)(i)	Form of Investment Sub-Advisory Agreement between FMG LLC and First Trust Advisors L.P. (“First Trust”) dated as of December 6, 2018.

(e)(2)(xxxi)	Form of Amendment No. 30 dated as of December 6, 2018, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to the Class IB shares.

(e)(5)(xv)	Form of Amendment No. 14 dated as of December 6, 2018 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares.

(g)(1)(xxxv)	Form of Amendment No. 34 dated as of December 6, 2018 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.

(h)(1)(xii)	Form of Amendment No. 11 dated as of December 6, 2018, 2018 to the Amended and Restated Mutual Funds Service Agreement dated April 1, 2015 between the Trust and FMG LLC.

(h)(3)(xxiv)	Form of Amendment No. 23 effective as of January 1, 2019, to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.

(h)(4)(xxx)	Form of Amendment No. 12 dated as of December 6, 2018 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012.

(h)(7)(xiv)	Form of Amendment No. 13 dated as of December 6, 2018 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.

(i)(1)	Opinion and Consent of K&L Gates LLP.

(p)(47)	Code of Ethics of First Trust.